                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08004

                                   Aston Funds
               (Exact name of registrant as specified in charter)

                      120 North LaSalle Street, 25th Floor
                                Chicago, IL 60602
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                   Aston Funds
                      120 North LaSalle Street, 25th Floor
                                Chicago, IL 60602
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 268-1400

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(ASTON FUNDS LOGO)

                               ANNUAL REPORT 2010               OCTOBER 31, 2010

                                                        CLASS N, I & R SHARES

                                                        EQUITY
                                                        INTERNATIONAL
                                                        ALTERNATIVE
                                                        SECTOR
                                                        BALANCED
                                                        FIXED INCOME

Aston Funds

Dear Fellow Shareholder:

Over the past year, the investment environment often resembled a roller coaster ride. Asset prices enjoyed a number of exhilarating advances, occasionally followed by hair-raising declines. And while it wasn't always the most amusing of environments, those who hung in during the entire experience were generally rewarded.

U.S. stock prices ended the fiscal year significantly higher, with performance strong across market capitalization and style segments. Investors likely responded to a variety of positive developments, including ultra-low levels of interest rates, contained inflation and better-than-expected corporate profitability.

Yet the past year wasn't without its share of challenges. At times, U.S. stocks felt the gravitational pull of fiscal policy and lackluster economic growth. The U.S. government grappled with how best to manage a large and rapidly expanding debt burden, attempting to balance the need to bolster the economy over the near term without inflicting too much damage to the nation's long-term fiscal health. High levels of unemployment and sagging house prices remained persistent and major areas of concern throughout the year.

Elsewhere, investors enjoyed a broad rally in financial assets during the past year. Robust investor appetite for riskier assets was beneficial for global equities, as was the declining value of the U.S. dollar. Likewise, bonds as a group generated positive returns, led by fixed-income classes with more credit risk, such as corporate and high-yield bonds.

As we mark the end of the Aston Funds' fiscal year, we reflect on the value of one of the most basic principles of successful investing, one that continues to prove its mettle even in the most uncertain environments. Staying the course is often the path to better longer-term returns. Investors who maintained their investments throughout the past year generally were better off one year later than those who didn't. For the 12 months ended October 31, 2010, the Standard & Poor's 500(R) Index, a broad gauge of the U.S. stock market, gained 16.52%, while U.S. investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, were up 8.01%.

No matter what the investment backdrop, we are optimistic that our carefully selected and experienced investment managers are well-positioned to capitalize on opportunities and navigate challenges in the coming year and beyond. We believe that their shared set of core beliefs-- including the importance of adhering to a highly disciplined investment process, using proprietary fundamental research and analysis for security selection, and protecting principal through careful portfolio risk management--increase the likelihood for investment success.

We are pleased to present you with the Aston Funds annual report. As always, we are grateful for the support from our fellow long-standing shareholders, and the many more who have joined us during the past year.

Sincerely,


/s/ Kenneth C. Anderson

Kenneth C. Anderson
President
Aston Funds

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Aston or any other person in Aston Asset Management LP. Any such views are subject to change at any time based upon market or other conditions and Aston disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Aston Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Aston Fund.

Aston Funds

LARGE CAP FUNDS

     Montag & Caldwell Growth Fund
     Veredus Select Growth Fund
     TAMRO Diversified Equity Fund
     Herndon Large Cap Value Fund
     Value Fund

EQUITY INCOME FUND

     River Road Dividend All Cap Value Fund

MID CAP FUNDS

     Montag & Caldwell Mid Cap   Growth Fund
     Optimum Mid Cap Fund
     Cardinal Mid Cap Value Fund

SMALL CAP FUNDS

     Veredus Aggressive Growth Fund
     Fasciano Small Cap Fund
     TAMRO Small Cap Fund
     River Road Select Value Fund (formerly known as River Road Small-Mid Cap
          Fund)
     River Road Small Cap Value Fund

INTERNATIONAL FUNDS

     Neptune International Fund
     Barings International Fund

ALTERNATIVE FUNDS

     Dynamic Allocation Fund
     M.D. Sass Enhanced Equity Fund
     New Century Absolute Return ETF Fund
     Lake Partners LASSO Alternatives Fund

SECTOR FUND

     Fortis Real Estate Fund

BALANCED FUND

     Montag & Caldwell Balanced Fund

FIXED INCOME FUND

     TCH Fixed Income Fund

TABLE OF CONTENTS

Portfolio Manager's Commentaries & Schedules of Investments...............     2
Statements of Assets and Liabilities......................................    64
Statements of Operations..................................................    70
Statements of Changes in Net Assets.......................................    76
Financial Highlights......................................................    86
Notes to Financial Statements.............................................   126
Report of Independent Registered Public Accounting Firm...................   143
Additional Information (unaudited)........................................   144

   THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
      DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

  ASTON FUNDS ARE DISTRIBUTED BY BNY MELLON DISTRIBUTORS INC., 760 MOORE ROAD,
                           KING OF PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 - www.astonfunds.com

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE


                                       | 1

Aston Funds

MONTAG & CALDWELL GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                   Ronald E. Canakaris, CFA, CIC

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Since the bear market bottom in March 2009, the path to outperformance has been a narrow one, with low price, small market capitalization, high beta, and low return on equity stocks leading the way. The massive monetary and fiscal stimulus programs pursued by governments around the world over the last two years have induced investors to extend the risk curve. The free pass on risk has led to a mispricing of riskier assets and we believe that the subsequent higher relative valuations should eventually come to an end and stocks with strong fundamentals will be rewarded. The Fund's high quality, large-cap holdings tend to lag the benchmarks in speculative market environments. The Fund's overweight allocation to Energy and Health Care and underweight position in the Industrial and Materials sectors detracted from performance relative to the Russell 1000(R) Growth Index. In addition, stock selection in Consumer Staples, Financials, and Information Technology detracted from performance relative to the Russell 1000(R) Growth Index while the Fund benefitted from positive stock selection in the Energy and Consumer Discretionary sectors.

Q.   What were the best performing holdings for the Fund during the period?

A. The powerful ecosystem Apple has created for its iPhone, iPad, and Macbook products helped make it one of the Fund's best performers. McDonald's contributed to returns as its product innovations, sustainably low prices, and marketing campaigns support the company's strong cash flow and consistent earnings growth. Allergan performed well as the company demonstrated broad based sales strength across product lines. Coca-Cola positively impacted performance as management continued to deliver at or above long-term objectives and the acquisition of the North American bottling business remained on schedule to close. The Fund also benefitted from holding Nike as global demand remained solid.

Q.   What were the weakest performing holdings?

A. Research In Motion lagged as the company faced increased domestic competition from the Apple iPhone and Google's Android operating system along with a disappointing launch of the Torch 9800, and developing country concerns about Blackberry security features. Hewlett Packard was negatively affected by weakening macroeconomic trends and the unexpected departure of its CEO, Mark Hurd. Schwab suffered from earnings estimate reductions for 2011 as the company continued to waive money market management fees due to the extended outlook for low interest rates as well as reduced market activity and lower assets under management. Gilead Sciences had disappointments in some of its pipeline products, reducing the company's longer-term growth profile. Monsanto detracted from performance after the company recalibrated profit and growth expectations lower. We exited all five positions during the course of the year.

Q.   How was the Fund positioned as of October 31, 2010?

A. We believe below trend real GDP growth of 2-2.5% is likely to continue into the first half of 2011. The benefits of fiscal stimulus and the inventory cycle are fading, and economic growth continues to be constrained by the ongoing financial deleveraging of the private and public sectors both domestically and in other parts of the developed world. Importantly, we believe at least moderate growth will be sustained as the economy has sufficient forward momentum. That forward momentum along with pent-up demand and low interest rates should yield some degree of growth. In addition, the economy may benefit from robust growth in the emerging markets, which now account for about 35% of global GDP. The high quality growth stocks in the Fund are well positioned in this environment; the shares have unusually attractive valuations and their earnings growth rates are more attainable due to their financial strength and global diversification. We continue to highlight the Fund's multinational holdings with strong global franchises that we believe may benefit from robust growth in consumer spending in the emerging markets, and that could offer unusually attractive dividend yields.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

         Montag & Caldwell
           Growth Fund -                              Morningstar(R)
           Class N Shares    Russell 1000 index   Large Growth Category
         -----------------   ------------------   ---------------------
Nov-94         10000                10000                  10000
Oct-95         13187                12921                  12469
Oct-96         17131                15770                  14877
Oct-97         22925                20575                  18950
Oct-98         27027                25645                  21912
Oct-99         34958                34428                  30004
Oct-00         34623                37641                  35120
Oct-01         28608                22603                  22252
Oct-02         24271                18168                  18260
Oct-03         26452                22131                  22125
Oct-04         27482                22879                  22882
Oct-05         29878                24895                  25225
Oct-06         32273                27593                  27508
Oct-07         40795                32899                  33442
Oct-08         28095                20743                  20413
Oct-09         32331                24375                  23546
Oct-10         35627                29165                  27824

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          10.20%
Five Year          3.58%
Ten Year           0.29%
Since Inception    8.27%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year          10.49%
Five Year          3.86%
Ten Year           0.56%
Since Inception    6.21%

Inception Date 06/28/96

Average Annual Total Returns - Class R

One Year          9.90%
Five Year         3.35%
Since Inception   5.09%

Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.12% AND 0.87% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2010. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2010 FISCAL YEAR END RELATED INFORMATION.


                                       | 2

Aston Funds

MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

FINANCIALS                                 4%
CASH & NET OTHER ASSETS AND LIABILITIES    4%
CONSUMER STAPLES                          22%
INFORMATION TECHNOLOGY                    19%
HEALTH CARE                               17%
CONSUMER DISCRETIONARY                    14%
INDUSTRIALS                               10%
ENERGY                                    10%

%    OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                              VALUE
   ------                                                         --------------
COMMON STOCKS - 95.81%
              CONSUMER DISCRETIONARY - 14.47%
  1,510,600   Carnival ........................................   $   65,212,602
  1,648,100   McDonald's ......................................      128,172,737
  1,150,913   NIKE, Class B ...................................       93,730,355
  1,905,400   TJX .............................................       87,438,806
  1,816,621   Walt Disney .....................................       65,598,184
                                                                  --------------
                                                                     440,152,684
                                                                  --------------
              CONSUMER STAPLES - 22.52%
  2,311,900   Coca-Cola .......................................      141,765,708
    583,600   Colgate-Palmolive ...............................       45,007,232
  1,911,400   Costco Wholesale ................................      119,978,578
    907,800   Kellogg .........................................       45,626,028
  1,866,300   Kraft Foods, Class A ............................       60,225,501
  1,935,092   PepsiCo .........................................      126,361,508
  1,820,100   Procter & Gamble ................................      115,703,757
    562,500   Wal-Mart Stores .................................       30,470,625
                                                                  --------------
                                                                     685,138,937
                                                                  --------------
              ENERGY - 9.62%
  1,679,000   Cameron International * .........................       73,456,250
  1,525,300   Occidental Petroleum ............................      119,934,339
  1,420,800   Schlumberger ....................................       99,299,712
                                                                  --------------
                                                                     292,690,301
                                                                  --------------
              FINANCIALS - 3.69%
    774,000   American Express ................................       32,090,040
  2,130,800   JPMorgan Chase ..................................       80,182,004
                                                                  --------------
                                                                     112,272,044
                                                                  --------------
              HEALTH CARE - 17.06%
  2,715,000   Abbott Laboratories .............................      139,333,800
  1,801,400   Allergan ........................................      130,439,374
  3,609,700   Merck ...........................................      130,959,916
  2,392,200   Stryker .........................................      118,389,978
                                                                  --------------
                                                                     519,123,068
                                                                  --------------

                                                                      MARKET
   SHARES                                                              VALUE
   ------                                                         --------------
              INDUSTRIALS - 9.78%
    694,600   3M ..............................................   $   58,499,212
  1,492,900   Emerson Electric ................................       81,960,210
  1,913,500   Fluor ...........................................       92,211,565
    962,100   United Parcel Service, Class B ..................       64,787,814
                                                                  --------------
                                                                     297,458,801
                                                                  --------------
              INFORMATION TECHNOLOGY - 18.67%
  1,337,400   Accenture, Class A ..............................       59,795,154
    398,870   Apple * .........................................      120,008,017
  1,510,200   Broadcom, Class A ...............................       61,525,548
    230,350   Google, Class A * ...............................      141,202,246
    934,300   Juniper Networks * ..............................       30,261,977
  1,085,900   Oracle ..........................................       31,925,460
  2,033,424   QUALCOMM ........................................       91,768,425
    404,000   Visa, Class A ...................................       31,580,680
                                                                  --------------
                                                                     568,067,507
                                                                  --------------
              TOTAL COMMON STOCKS
                 (Cost $2,501,503,228) ........................    2,914,903,342
                                                                  --------------
INVESTMENT COMPANY - 3.39%
103,026,100   BlackRock Liquidity Funds TempCash Portfolio ....      103,026,100
                                                                  --------------
              TOTAL INVESTMENT COMPANY
                (Cost $103,026,100) ...........................      103,026,100
                                                                  --------------
TOTAL INVESTMENTS - 99.20%
   (Cost $2,604,529,328)** ....................................    3,017,929,442
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.80% ......................       24,418,845
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $3,042,348,287
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $2,626,117,311.

Gross unrealized appreciation ..   $412,069,847
Gross unrealized depreciation ..    (20,257,716)
                                   ------------
Net unrealized appreciation ....   $391,812,131
                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       | 3

Aston Funds

VEREDUS SELECT GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

            B. Anthony Weber; Charles Mercer, Jr., CFA & Michael E. Johnson, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. For the fiscal year ending October 31, 2010, the Fund produced solid results that placed it in the top decile of large cap growth funds. We believe those results would have been even better had it not been for the "aftershock" seen during the summer resulting from fears of a Greek default and the potential for a double dip in Europe and the U.S. The correlations between all stocks in the S&P 500(R) Index spiked to 82%, a level higher than was seen post the Lehman bankruptcy remarkably, and only topped by what was experienced during the crash of 1987. It is very difficult for stock pickers like us to delineate ourselves from our competition when correlations spike the way they did this summer and what was seen in the back half of 2008. That being said, we were pleased with our results and are very encouraged by how the market has traded coming out of the summer correction. Our earnings surprise characteristics and more importantly our earnings revisions within the portfolio have been outstanding, and are still considerably higher than what we believe to be normal over the past 12 years.

Q.   What were the best performing holdings for the Fund during the period?

A. Las Vegas Sands, one of our larger positions, was the biggest gainer for the year as the stock was up 136%. Results from their Macau operations in China came back with a vengeance and the market was also discounting the new Singapore casino which posted gargantuan results. Ford, our largest position and one of our top performers in the previous year, was up 73% and was our biggest contributor to the portfolio as this name added 294 bps. Other top names were Starwood Hotels, Borg Warner and SanDisk. From a sector standpoint, Industrials, Consumer Discretionary and Technology were our leaders.

Q.   What were the weakest performing holdings?

A. We entered the Energy space at the most inopportune time; right when the dollar started to rise against the euro as macro concerns raised their head again in early summer. Not even record heat could rectify our natural gas positions as the correlation trade with currencies and commodities took hold. Petrohawk Energy, a natural gas producer, was our worst position as the stock was down 30%. This was followed by Valero Energy the refiner, and MGM Mirage as casinos in Las Vegas trailed their international counterparts. We lagged in Energy, Financials and Health Care.

Q.   How was the Fund positioned as of October 31, 2010?

A. The economy and the market are now entering the expansionary phase as the fears of a double dip have waned as this market reminds us a lot of late 2004. We are still positioned in early cycle areas such as Consumer Discretionary, Industrials and Technology. We have recently added to Energy and Materials as we transition more to the mid cycle areas. The more defensive areas like Health Care and Consumer Staples are underweight as they have been all year. Our larger positions are Ford, Rovi Corp, Weatherford International, Apple and Broadcom. The overall earnings yield for the market relative to other asset classes has not been this attractive since the early 1980's.


                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

         Veredus Select   Russell 1000   Morningstar(R) Large
           Growth Fund    Growth Index      Growth Category
         --------------   ------------   --------------------
Dec-01        10000           10000              10000
Oct-02         7290            7347               7470
Oct-03         9330            8950               9052
Oct-04        10310            9252               9363
Oct-05        11880           10067              10321
Oct-06        13094           11159              11256
Oct-07        16778           13304              13683
Oct-08        10219            8388               8352
Oct-09        10666            9857               9634
Oct-10        13349           11794              11385

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          25.15%
Five Year          2.36%
Since Inception    3.32%

Inception Date 12/31/01

Average Annual Total Returns - Class I

One Year          25.39%
Since Inception    2.92%

Inception Date 09/11/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                       | 4

Aston Funds

VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

HEALTH CARE                                3%
INFORMATION TECHNOLOGY                    28%
CONSUMER DISCRETIONARY                    26%
INDUSTRIALS                               12%
ENERGY                                    10%
MATERIALS                                  9%
FINANCIALS                                 6%
CASH & NET OTHER ASSETS AND LIABILITIES    6%

%    OF TOTAL NET ASSETS

                                                                       MARKET
  SHARES                                                                VALUE
----------                                                          ------------
COMMON STOCKS - 93.93%
              CONSUMER DISCRETIONARY - 25.88%
     73,075   Best Buy ..........................................   $  3,140,763
     37,675   BorgWarner * ......................................      2,113,944
    156,650   CBS, Class B ......................................      2,652,084
    366,850   Ford Motor * ......................................      5,183,591
    328,100   Interpublic Group * ...............................      3,395,835
    209,900   News, Class A .....................................      3,035,154
     57,875   Starwood Hotels & Resorts Worldwide ...............      3,133,353
     65,150   Walt Disney .......................................      2,353,544
     19,050   Wynn Resorts ......................................      2,041,589
                                                                    ------------
                                                                      27,049,857
                                                                    ------------
              ENERGY - 10.32%
     69,200   Alpha Natural Resources * .........................      3,125,764
     47,225   Halliburton .......................................      1,504,589
     53,950   Helmerich & Payne .................................      2,307,981
    228,700   Weatherford International * .......................      3,844,447
                                                                    ------------
                                                                      10,782,781
                                                                    ------------
              FINANCIALS - 5.66%
    152,900   Discover Financial Services .......................      2,698,685
    139,625   Invesco ...........................................      3,211,375
                                                                    ------------
                                                                       5,910,060
                                                                    ------------
              HEALTH CARE - 3.30%
     59,225   Humana * ..........................................      3,452,225
                                                                    ------------
              INDUSTRIALS - 12.29%
     42,700   Bucyrus International .............................      2,910,432
     17,275   Cummins............................................      1,521,927
     22,350   FedEx..............................................      1,960,542
     52,700   Manpower...........................................      2,884,271
     40,625   Union Pacific......................................      3,562,000
                                                                    ------------
                                                                      12,839,172
                                                                    ------------

                                                                       MARKET
  SHARES                                                                VALUE
-----------                                                         ------------
              INFORMATION TECHNOLOGY - 28.13%
     43,700   Akamai Technologies * .............................   $  2,257,979
     12,400   Apple * ...........................................      3,730,788
     84,250   Avago Technologies * ..............................      2,079,290
     86,275   Broadcom, Class A .................................      3,514,843
    166,050   Corning ...........................................      3,035,394
    117,850   EMC * .............................................      2,476,028
     17,550   First Solar * .....................................      2,416,284
      3,325   Google, Class A * .................................      2,038,192
     70,725   Marvell Technology Group * ........................      1,365,700
     83,000   Rovi * ............................................      4,203,950
     40,550   SINA * ............................................      2,282,965
                                                                    ------------
                                                                      29,401,413
                                                                    ------------
              MATERIALS - 8.35%
     66,350   Albemarle .........................................      3,326,125
     35,025   Freeport-McMoRan Copper & Gold ....................      3,316,167
     27,125   PPG Industries ....................................      2,080,488
                                                                    ------------
                                                                       8,722,780
                                                                    ------------
              TOTAL COMMON STOCKS
                 (Cost $88,359,469) .............................     98,158,288
                                                                    ------------
INVESTMENT COMPANY - 11.65%
 12,178,764   BlackRock Liquidity Funds TempCash Portfolio ......     12,178,764
                                                                    ------------
              TOTAL INVESTMENT COMPANY
                 (Cost $12,178,764) .............................     12,178,764
                                                                    ------------
TOTAL INVESTMENTS - 105.58%
   (Cost $100,538,233)** ........................................    110,337,052
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - (5.58)% ......................     (5,830,742)
                                                                    ------------
NET ASSETS - 100.00% ............................................   $104,506,310
                                                                    ============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $100,796,782.

Gross unrealized appreciation ..   $ 10,512,602
Gross unrealized depreciation ..       (972,332)
                                   ------------
Net unrealized appreciation ....   $  9,540,270
                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       | 5

Aston Funds

TAMRO DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                               Philip Tasho, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. While volatility remained, sentiment towards equity markets improved considerably over the past 12 months, helping drive a significant move higher in stocks. Acceleration in merger and acquisition ("M&A") activity and increased demand for higher-quality stocks were the most significant market factors impacting Fund performance. The consolidation news was not limited to any one industry and was a global phenomenon, noted by large premiums offered above market prices and bidding wars from leading companies for must-own services. A pick-up in M&A activity is significant because savvy corporate bidders tend to identify real value in their industries before investors in general. Relative strength in the portfolio was dominated by stock selection in the Information Technology, Consumer Discretionary and Health Care sectors.

     Importantly, the trend in increased capital investment in the corporate enterprise, where cloud computing is capturing much of corporate spending, figured prominently in the best-performing stocks for the year. Cloud computing allows companies to utilize the internet as the medium to access information that historically had been stored in the company's data center. Why do we think this trend is important? Given the increased complexity of information flow and storage, it saves money and provides more efficiency. We believe cloud computing is at a nascent stage and is one of the most revolutionary changes in corporate IT in 30 years.

Q.   What were the best performing holdings for the Fund during the period?

A. The three best performing stocks were 3PAR, F5 Networks and The Advisory Board. 3PAR, a provider of utility storage for mid-sized to large companies, received an offer from Dell at $18 per share that was quickly countered by a higher offer from Hewlett Packard. Hewlett Packard ultimately won out with its $33 per share all-cash offer. Strong quarterly results and raised guidance from management helped push shares of F5 Networks and The Advisory Board higher. F5 Networks' solutions manage the flow of information by balancing and moving information efficiently from one place in a network to another. The Advisory Board provides best-practice research to over 2,700 member organizations, most of which are healthcare related.

Q.   What were the weakest performing holdings?

A. Detractors from performance included BB&T, Washington Post Co. and Range Resources. Earnings short of expectations and concern over BB&T's non-performing assets put pressure on the stock of this regional bank. Shares of Washington Post declined due to fear that the government's increased scrutiny of reimbursement practices at for-profit colleges could impact WPO's Kaplan University. Weakness in natural gas prices and rising inventories impacted Range Resources, an explorations and production company focused on natural gas.

Q.   How was the Fund positioned as of October 31, 2010?

A. The portfolio is broadly diversified, with sector weights resulting from opportunities we see at the stock level through our bottom-up fundamental analysis and valuation work. Consumer Discretionary, Information Technology and Industrials are the largest sectors. The most substantial change from a year ago is the rise in exposure to the Industrials sector, which captures growing global opportunities for U.S. companies. From TAMRO's investment category perspective, higher quality LEADERS and INNOVATORS, focused on low cost operations and efficiency, comprise 91% of the portfolio. LAGGARDS, or companies undergoing restructuring, make up 9%.

     We remain optimistic that the economic expansion will progress due to fiscal and monetary stimulus, low inflation, improving corporate balance sheets and four quarters of positive economic growth. Although employment growth has been a laggard at this stage in the cycle, hours worked continues to creep upward, increasing the probability that job growth will eventually follow. We continue to seek opportunities and are positive on the long-term outlook for the stock market, but realize that the trajectory may not be linear.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

             Tamro Diversified                  Morningstar Large
                   Equity        Russell 1000    Growth Category
             -----------------   ------------   -----------------
11/30/2000         10000             10000            10000
Oct-01              9689              8141             7167
Oct-02              8525              6952             5850
Oct-03             10459              8504             7052
Oct-04             11627              9298             7299
Oct-05             12788             10271             8058
Oct-06             14463             11917             8805
Oct-07             16918             13708            10674
Oct-08             10701              8663             6488
Oct-09             12534              9633             7471
Oct-10             15285             11336             8820

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          21.95%
Five Year          3.63%
Since Inception    4.37%

Inception Date 11/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 6

Aston Funds

TAMRO DIVERSIFIED EQUITY FUND                                   OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS
   AND LIABILITIES         1%
PURCHASED OPTIONS          1%
CONSUMER DISCRETIONARY    21%
INFORMATION TECHNOLOGY    18%
INDUSTRIALS               14%
FINANCIALS                13%
HEALTH CARE               11%
ENERGY                     9%
CONSUMER STAPLES           5%
MATERIALS                  5%
UTILITIES                  2%

%    OF TOTAL NET ASSETS

                                                    MARKET
SHARES                                              VALUE
------                                            ----------
COMMON STOCKS - 98.65%
         CONSUMER DISCRETIONARY - 20.88%
 5,653   BorgWarner * .........................   $  317,190
14,530   CarMax * .............................      450,285
 6,304   Dollar Tree * ........................      323,458
 7,608   Home Depot ...........................      234,935
14,056   Johnson Controls .....................      493,647
16,998   Lennar, Class A ......................      246,641
 4,097   Mohawk Industries * ..................      234,922
 6,453   Morningstar * ........................      315,035
19,500   Texas Roadhouse * ....................      299,520
   885   Washington Post, Class B .............      355,903
                                                  ----------
                                                   3,271,536
                                                  ----------
         CONSUMER STAPLES - 5.39%
 9,659   Kraft Foods, Class A .................      311,696
 5,118   McCormick & Co
            (Non-Voting Shares) ...............      226,318
 5,235   Philip Morris International ..........      306,248
                                                  ----------
                                                     844,262
                                                  ----------
         ENERGY - 9.39%
 4,915   Exxon Mobil ..........................      326,700
 7,189   National-Oilwell Varco ...............      386,481
 3,537   Occidental Petroleum .................      278,114
10,800   Range Resources ......................      403,812
 4,598   Weatherford International * ..........       77,292
                                                  ----------
                                                   1,472,399
                                                  ----------

         FINANCIALS - 12.71%
 2,565   Franklin Resources ...................      294,205
21,458   Glacier Bancorp ......................      278,954
 1,907   Goldman Sachs Group (The) ............      306,932
 8,195   JPMorgan Chase .......................      308,378
 8,606   MetLife ..............................      347,080
11,023   Redwood Trust, REIT ..................      156,306
 5,418   T. Rowe Price Group ..................      299,453
                                                  ----------
                                                   1,991,308
                                                  ----------

                                                    MARKET
SHARES                                               VALUE
------                                            -----------
         HEALTH CARE - 11.11%
 5,414   Allergan .............................   $   392,028
 5,073   Amgen * ..............................       290,125
 5,093   Cerner * .............................       447,318
 4,832   Johnson & Johnson ....................       307,653
 4,722   Quality Systems ......................       303,436
                                                  -----------
                                                    1,740,560
                                                  -----------

         INDUSTRIALS - 14.50%
 8,746   Advisory Board * .....................       409,400
 5,161   AGCO * ...............................       219,188
 5,104   Boeing ...............................       360,547
 7,135   Corporate Executive Board (The) ......       222,897
 8,590   Danaher ..............................       372,462
 1,429   Fluor ................................        68,864
 4,328   Joy Global ...........................       307,072
 4,173   United Technologies ..................       312,015
                                                  -----------
                                                    2,272,445
                                                  -----------

         INFORMATION TECHNOLOGY - 17.89%
14,844   ARM Holdings, SP ADR (Britain) .......       262,442
28,206   Dell * ...............................       405,602
15,106   EMC * ................................       317,377
 3,723   F5 Networks * ........................       438,197
   660   Google, Class A * ....................       404,573
 9,822   Microsoft ............................       261,658
25,138   NVIDIA * .............................       302,410
 7,221   Research In Motion * .................       411,236
                                                  -----------
                                                    2,803,495
                                                  -----------

         MATERIALS - 5.03%
 1,426   Monsanto .............................        84,733
 5,353   Mosaic ...............................       391,625
 6,307   Royal Gold ...........................       312,260
                                                  -----------
                                                      788,618
                                                  -----------

         UTILITIES - 1.75%
22,930   AES * ................................       273,784
                                                  -----------
         TOTAL COMMON STOCKS
            (Cost $12,892,015) ................    15,458,407
                                                  -----------

NUMBER OF
CONTRACTS
---------
PURCHASED OPTIONS - 0.30%
     351    Dell - Call Strike @ 20
               Exp 01/12 .........................        17,199
     118    Kraft Foods, Class A - Call Strike @
               $30 Exp 01/11 .....................        29,264
     114    Wal-Mart Stores - Call Strike @ $60
               Exp 01/11 .........................         1,026
                                                     -----------
            TOTAL PURCHASED OPTIONS
               (Cost $96,772) ....................        47,489
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 7

Aston Funds

TAMRO DIVERSIFIED EQUITY FUND                                   OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

                                                   MARKET
 SHARES                                            VALUE
 ------                                          -----------
 INVESTMENT COMPANY - 2.21%
 346,328   BlackRock Liquidity Funds
              TempCash Portfolio .............   $   346,328
                                                 -----------
           TOTAL INVESTMENT COMPANY
              (Cost $346,328) ................       346,328
                                                 -----------
 TOTAL INVESTMENTS - 101.16%
    (Cost $13,335,115)** .....................    15,852,224
                                                 -----------
 NET OTHER ASSETS AND LIABILITIES - (1.16)% ..      (182,432)
                                                 -----------
 NET ASSETS - 100.00% ........................   $15,669,792
                                                 ===========

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $13,391,945.

Gross unrealized appreciation ..   $3,003,029
Gross unrealized depreciation ..     (542,750)
                                   ----------
Net unrealized appreciation ....   $2,460,279
                                   ==========

REIT   Real Estate Investment Trust

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 8

Aston Funds

HERNDON LARGE CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                                           Randell Cain,CFA & Kenneth Holley,CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark since the Fund's inception?

A. The Fund outperformed the Russell 1000(R) Value Index by over 400 basis points. One hundred percent of the alpha generated was from stock selection. The sector allocation portion of the process was slightly negative. From a sector perspective, the top contributors were Financials, Materials, and Health Care. The major detractors were Energy, Technology, and Utilities.

Q.   What were the best performing holdings for the Fund during the period?

A. The highest individual stock contributors to the Fund's performance were Cliffs Natural Resources (up 85.33%), CF Industries (46.82%), Coach (53.46%), Altria (50.13%), and Endo Pharmaceuticals (34.75%). These stocks represented four different sectors - Materials, Consumer Discretionary, Consumer Staples, and Health Care.

Q.   What were the weakest performing holdings?

A. The highest individual stock detractors to the Fund's performance were Diamond Offshore Drilling (down 30.18%), Freeport-McMoran (-22.41%), Tidewater (-14.34%), Protective Life (-14.38%), and Consol Energy (-13.29%). These stocks represented three different sectors - Energy, Materials, and Financials.

Q.   How was the Fund positioned as of October 31, 2010?

A. As of October 31, 2010, the Fund was overweight in Consumer Staples, Energy, Materials, and Information Technology. The most significant underweight sectors relative to the benchmark were Financials, Telecommunication Services, Industrials, and Utilities. Health Care and Consumer Discretionary were close to the benchmark's weighting.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

             Herndon Large   Russell 1000      Morningstar(R)
               Cap Value      Value Index   Large Value Category
             -------------   ------------   --------------------
3/31/2010*       10000           10000              10000
Apr-10           10070           10259              10143
Jul-10            9340            9488               9434
Oct-10           10390           10079              10068

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/10

Total Returns - Class N

Cumulative Since Inception   3.90%

Inception Date 03/31/10

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT.


                                       | 9

Aston Funds

HERNDON LARGE CAP VALUE FUND                                    OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

UTILITIES                                 4%
TELECOMMUNICATION SERVICES                2%
ENERGY                                   19%
FINANCIALS                               17%
CONSUMER STAPLES                         15%
HEALTH CARE                              13%
CONSUMER DISCRETIONARY                    7%
INFORMATION TECHNOLOGY                    7%
CASH & NET OTHER ASSET AND LIABILITIES    6%
MATERIALS                                 5%
INDUSTRIALS                               5%

%    OF TOTAL NET ASSETS


                                                    MARKET
SHARES                                              VALUE
------                                            ----------
COMMON STOCKS - 94.27%
         Consumer Discretionary - 7.42%
   758   Coach ................................   $   37,900
   732   Garmin ...............................       24,039
 1,030   TJX ..................................       47,267
                                                  ----------
                                                     109,206
                                                  ----------
         Consumer Staples - 15.53%
 1,397   Altria Group .........................       35,512
   901   Avon Products ........................       27,435
   308   Colgate-Palmolive ....................       23,753
 1,134   Dean Foods * .........................       11,794
   241   Energizer Holdings * .................       18,022
   672   Hansen Natural * .....................       34,413
   492   Kellogg ..............................       24,728
   347   PepsiCo ..............................       22,659
   518   Philip Morris International ..........       30,303
                                                  ----------
                                                     228,619
                                                  ----------
         Energy - 18.69%
   864   Atwood Oceanics * ....................       28,089
   326   Chevron ..............................       26,931
   494   ConocoPhillips .......................       29,344
   641   CONSOL Energy ........................       23,563
   708   Exxon Mobil ..........................       47,061
   722   Marathon Oil .........................       25,681
   532   McDermott International * ............        8,209
   396   Murphy Oil ...........................       25,803
 1,442   Patterson-UTI Energy .................       27,989
   866   Sunoco ...............................       32,449
                                                  ----------
                                                     275,119
                                                  ----------
         Financials - 17.50%
   557   Aflac ................................       31,131
   513   Allied World Assurance Company
           Holdings ...........................       29,349
 1,116   Eaton Vance ..........................       32,107
 1,375   Federated Investors, Class B .........       34,251
   183   Goldman Sachs Group (The) ............       29,454


                                                    MARKET
SHARES                                               VALUE
------                                            ----------
         Financials (continued)
   476   RenaissanceRe Holdings ...............   $   28,684
   546   Torchmark ............................       31,275
 1,424   Waddell & Reed Financial,
            Class A ...........................       41,396
                                                  ----------
                                                     257,647
                                                  ----------
         Health Care - 12.66%
   708   Eli Lilly ............................       24,922
 1,110   Endo Pharmaceuticals Holdings * ......       40,781
   836   Forest Laboratories * ................       27,630
   343   Johnson & Johnson ....................       21,839
   866   Kinetic Concepts * ...................       32,934
   516   Waters * .............................       38,251
                                                  ----------
                                                     186,357
                                                  ----------
         Industrials - 4.96%
   311   3M ...................................       26,192
   266   Babcock & Wilcox * ...................        6,070
   803   Copa Holdings SA, Class A ............       40,736
                                                  ----------
                                                      72,998
                                                  ----------
         Information Technology - 6.58%
   696   Corning ..............................       12,723
   200   International Business Machines ......       28,720
   879   Microsoft ............................       23,416
   999   Western Digital * ....................       31,988
                                                  ----------
                                                      96,847
                                                  ----------
         Materials - 5.25%
   298   CF Industries Holdings ...............       36,514
   321   Cliffs Natural Resources .............       20,929
   706   Owens-Illinois * .....................       19,789
                                                  ----------
                                                      77,232
                                                  ----------
         Telecommunication Services - 1.65%
 1,920   Windstream ...........................       24,307
                                                  ----------
         Utilities - 4.03%
 2,518   AES * ................................       30,065
   974   UGI ..................................       29,308
                                                  ----------
                                                      59,373
                                                  ----------
         Total Common Stocks
            (Cost $1,315,530) .................    1,387,705
                                                  ----------
INVESTMENT COMPANY - 1.21%
17,781   BlackRock Liquidity Funds
            TempCash Portfolio ................       17,781
                                                  ----------
         Total Investment Company
            (Cost $17,781) ....................       17,781
                                                  ----------
Total Investments - 95.48%
   (Cost $1,333,311)** ........................    1,405,486
                                                  ----------
Net Other Assets and Liabilities - 4.52% ......       66,610
                                                  ----------
Net Assets - 100.00% ..........................   $1,472,096
                                                  ==========

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,339,020.

Gross unrealized appreciation ..   $104,639
Gross unrealized depreciation ..    (38,173)
                                   --------
Net unrealized appreciation ....   $ 66,466
                                   ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 10

Aston Funds

VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

Brooks A. Taylor; Johnathon W. Sage, CFA; Steven R. Gorham, CFA & Nevin P. Chitkara

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The market traded higher over the last two months of 2009 with most global economies stabilizing. Companies who had been hurt the worst during the global financial crisis and recession led during the recovery and continued to lead the market at the end of the 2009. We saw some encouraging signs during the last quarter of 2009 that the market was beginning to broaden out and were hopeful those trends would continue into 2010. However, we saw a very strong rotation into the lower quality segments of the market which added up to clear headwinds and underperformance for our lower risk (and low beta), high quality strategy during the first quarter of 2010.

     The market started to hit a rough patch in May of 2010 and uncertainty increased in the second quarter as global investors became increasingly worried about the possibility of a sovereign default crisis. Although we expected to see more of a rotation towards higher quality companies, the correlation between stocks and sectors was astoundingly high. Higher correlations continued in earnest throughout the third quarter of this year and into October, muting the effect of stock selection in the portfolio.

Q.   What were the best performing holdings for the Fund during the period?

A. Very strong financial results which demonstrated Hasbro's continued ability to take market share pushed its shares up strongly during the period. Oracle traded higher following strong financial results and the announcement that it had hired former Hewlett-Packard CEO, Mark Hurd, to be their new President. PPG saw stronger-than-expected results throughout 2009 and into 2010 driven by significant cost cuts and restructuring actions which drove higher earnings and cash flows during the period. Philip Morris experienced strong second quarter results led by solid price increases and its relatively high exposure to emerging markets benefited the stock.
     Exxon Mobil came under pressure after missing earnings estimates for the first quarter of 2010 as results were weaker-than-expected and therefore our under-weight benefited relative returns.

Q.   What were the weakest performing holdings?

A. Investors were concerned about Total's longer term production growth outlook after the company reduced its forecast for 2013 and beyond which drove its shares downward. Lockheed Martin reduced its future guidance due to much higher pension expenses going forward and concern about the impact of probable increased defense budget cuts on future revenue pressured its shares. Goldman Sachs was negatively affected by the SEC's fraud investigation and uncertainty with regards to new financial reform legislation. Weaker-than-expected financial results and forward guidance pressured Medtronic's shares. Bank of New York Mellon faced revenue pressures due to the low interest rate environment and concerns regarding price competitiveness in its core custody business negatively impacted its shares.

Q.   How was the Fund positioned as of October 31, 2010?

A. We have found a collection of what we believe to be high quality businesses, with strong balance sheets, great free cash flow generation and who are intelligently allocating capital at their disposal, none of which is factored into their current valuations and all of which should position them to create long-term value. With the Fund's 3-year average return on equity at a significant premium to the index while our relative P/E remains at a discount, we believe that our portfolio of companies is well-positioned to create relative and absolute value over the coming quarters and years ahead.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

          ABN AMRO Value Fund -   Russell 1000      Morningstar(R)
              Class N Shares       Value Index   Large Value Category
          ---------------------   ------------   --------------------
1/4/93*           10000               10000              10000
Dec-93            10666               11807              11393
Dec-94            10666               11573              11330
Dec-95            14082               16013              15031
Dec-96            16959               19478              18081
Dec-97            22131               26330              23044
Dec-98            23340               30446              25687
Dec-99            25941               32683              27110
Dec-00            25765               34974              29712
Oct-01            20907               30487              26619
Oct-02            19321               27432              23156
Oct-03            22475               33706              28158
Oct-04            26044               38914              31624
Oct-05            29034               43529              34764
Oct-06            34653               52870              41001
Oct-07            40465               58596              45831
Oct-08            26364               37033              28750
Oct-09            28630               38803              31487
Oct-10            32172               44899              35873

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          12.37%
Five Year          2.07%
Ten Year           2.15%
Since Inception    6.78%

Inception Date 01/04/93

Average Annual Total Returns - Class I

One Year          12.53%
Five Year          2.30%
Since Inception    1.93%

Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.21% AND 0.96%, RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2010. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2010 FISCAL YEAR END RELATED INFORMATION.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 11

Aston Funds

VALUE FUND                                                      OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

MATERIALS                                  3%
CASH & NET OTHER ASSETS AND LIABILITIES    2%
FINANCIALS                                22%
ENERGY                                    13%
CONSUMER STAPLES                          12%
HEALTH CARE                               12%
INDUSTRIALS                               11%
INFORMATION TECHNOLOGY                    10%
CONSUMER DISCRETIONARY                     6%
TELECOMMUNICATION SERVICES                 5%
UTILITIES                                  4%

%    OF TOTAL NET ASSETS

                                                                       MARKET
   SHARES                                                               VALUE
------------                                                        ------------
COMMON STOCKS - 98.52%
               CONSUMER DISCRETIONARY - 6.30%
       3,900   Best Buy .........................................   $    167,622
      32,350   Comcast, Class A .................................        625,326
      62,600   Hasbro ...........................................      2,895,250
      37,855   Johnson Controls .................................      1,329,468
      10,790   Kohl's * .........................................        552,448
      16,370   McDonald's .......................................      1,273,095
       5,420   NIKE, Class B ....................................        441,405
       9,528   Omnicom Group ....................................        418,851
      32,580   Stanley Black & Decker ...........................      2,018,983
      16,608   Staples ..........................................        339,966
       2,210   Starwood Hotels & Resorts Worldwide ..............        119,649
      13,160   Target ...........................................        683,530
       9,440   Time Warner ......................................        306,894
      81,678   Walt Disney ......................................      2,949,393
                                                                    ------------
                                                                      14,121,880
                                                                    ------------
               CONSUMER STAPLES - 12.08%
       4,850   Clorox ...........................................        322,768
      11,816   CVS Caremark .....................................        355,898
      23,150   DANONE, SP ADR (France) ..........................        295,394
      45,960   Diageo, SP ADR (Britain) .........................      3,401,040
      77,576   General Mills ....................................      2,912,203
      11,380   Heineken, SP ADR (Netherlands) ...................        287,345
      12,930   Kroger ...........................................        284,460
      61,165   Nestle, SP ADR (Switzerland) .....................      3,354,900
      48,908   PepsiCo ..........................................      3,193,692
     162,800   Philip Morris International ......................      9,523,800
      15,387   Procter & Gamble .................................        978,152
      63,630   Walgreen .........................................      2,155,784
                                                                    ------------
                                                                      27,065,436
                                                                    ------------
               ENERGY - 12.74%
       5,480   Anadarko Petroleum ...............................        337,404
      43,545   Apache ...........................................      4,398,916
      80,561   Chevron ..........................................      6,655,144
       3,420   EOG Resources ....................................        327,362

                                                                       MARKET
   SHARES                                                               VALUE
------------                                                        ------------
               ENERGY (CONTINUED)
      70,190   Exxon Mobil ......................................   $  4,665,529
       6,720   Halliburton ......................................        214,099
      66,610   Hess .............................................      4,198,428
      66,430   National-Oilwell Varco ...........................      3,571,277
      53,520   Noble ............................................      1,848,046
       7,850   Noble Energy .....................................        639,618
       6,440   Occidental Petroleum .............................        506,377
       5,500   QEP Resources ....................................        181,665
       3,520   Schlumberger .....................................        246,013
       8,300   Southwestern Energy * ............................        280,955
      21,880   Williams .........................................        470,858
                                                                    ------------
                                                                      28,541,691
                                                                    ------------
               FINANCIALS - 22.10%
      26,300   ACE ..............................................      1,562,746
       6,500   Aflac ............................................        363,285
      51,370   Aon ..............................................      2,041,957
     303,370   Bank of America ..................................      3,470,553
      24,030   Charles Schwab ...................................        370,062
      45,642   Chubb ............................................      2,648,149
      32,380   Deutsche Boerse, ADR (Germany) ...................        226,984
       3,873   Franklin Resources ...............................        444,233
      41,020   Goldman Sachs Group (The) ........................      6,602,169
     188,750   JPMorgan Chase ...................................      7,102,663
      37,330   Marshall & Ilsley ................................        220,620
     135,240   MetLife ..........................................      5,454,229
      27,540   PNC Financial Services Group .....................      1,484,406
      79,860   Prudential Financial .............................      4,199,039
      89,760   State Street .....................................      3,748,378
      82,010   Travelers ........................................      4,526,952
     184,230   Wells Fargo ......................................      4,804,718
      11,850   Zions Bancorporation .............................        244,821
                                                                    ------------
                                                                      49,515,964
                                                                    ------------
               HEALTH CARE - 11.87%
      95,010   Abbott Laboratories ..............................      4,875,913
       5,910   Bayer AG, SP ADR (Germany) .......................        443,427
      26,670   Becton, Dickinson ................................      2,014,118
       5,400   Covidien PLC (Ireland) ...........................        215,298
     104,010   Johnson & Johnson ................................      6,622,317
     115,110   Medtronic ........................................      4,053,023
     259,892   Pfizer ...........................................      4,522,121
      82,710   St. Jude Medical * ...............................      3,167,793
       8,690   Thermo Fisher Scientific * .......................        446,840
       3,040   Waters * .........................................        225,355
                                                                    ------------
                                                                      26,586,205
                                                                    ------------
               INDUSTRIALS - 11.52%
      34,580   3M ...............................................      2,912,328
      24,990   Danaher ..........................................      1,083,566
       4,180   Eaton ............................................        371,309
       6,760   Fluor ............................................        325,764
      17,120   General Electric .................................        274,262
       3,090   Goodrich .........................................        253,596
      56,380   Honeywell International ..........................      2,656,062
     105,430   Lockheed Martin ..................................      7,516,105
      75,345   Northrop Grumman .................................      4,762,557
       2,310   Precision Castparts ..............................        315,500
       2,320   Union Pacific ....................................        203,418
       5,800   United Parcel Service, Class B ...................        390,572
      63,520   United Technologies ..............................      4,749,390
                                                                    ------------
                                                                      25,814,429
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 12

Aston Funds

VALUE FUND                                                      OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                       MARKET
   SHARES                                                               VALUE
------------                                                        ------------
               INFORMATION TECHNOLOGY - 10.24%
     115,175   Accenture, Class A ...............................   $  5,149,474
      22,390   Cisco Systems * ..................................        511,164
       5,620   eBay * ...........................................        167,532
      17,870   Hewlett-Packard ..................................        751,612
     161,790   Intel ............................................      3,247,125
      31,890   International Business Machines ..................      4,579,404
       9,510   MasterCard, Class A ..............................      2,282,971
     204,030   Oracle ...........................................      5,998,482
       3,280   Visa, Class A ....................................        256,398
                                                                    ------------
                                                                      22,944,162
                                                                    ------------
               MATERIALS - 3.44%
      32,375   Air Products and Chemicals .......................      2,750,904
       7,780   duPont (E. I.) de Nemours ........................        367,838
       3,430   Monsanto .........................................        203,811
      54,520   PPG Industries ...................................      4,181,684
       4,630   United States Steel ..............................        198,118
                                                                    ------------
                                                                       7,702,355
                                                                    ------------
               TELECOMMUNICATION SERVICES - 4.68%
     219,340   AT&T .............................................      6,251,190
      10,080   CenturyTel .......................................        417,110
     138,579   Vodafone Group, SP ADR (Britain) .................      3,812,308
                                                                    ------------
                                                                      10,480,608
                                                                    ------------
               UTILITIES - 3.55%
      14,700   American Electric Power ..........................        550,368
       5,180   CenterPoint Energy ...............................         85,781
       6,570   Entergy ..........................................        489,662
       5,568   NextEra Energy ...................................        306,463
      13,320   NRG Energy * .....................................        265,201
      79,763   PG&E .............................................      3,814,267
      17,240   PPL ..............................................        463,756
      53,650   Public Service Enterprise Group ..................      1,735,578
       4,330   Sempra Energy ....................................        231,568
                                                                    ------------
                                                                       7,942,644
                                                                    ------------
               TOTAL COMMON STOCKS
                  (Cost $204,624,791) ...........................    220,715,374
                                                                    ------------
INVESTMENT COMPANY - 1.41%
   3,156,967   BlackRock Liquidity Funds
                  TempCash Portfolio ............................      3,156,967
                                                                    ------------
               TOTAL INVESTMENT COMPANY
                  (Cost $3,156,967) .............................      3,156,967
                                                                    ------------
TOTAL INVESTMENTS - 99.93%
   (Cost $207,781,758) ..........................................    223,872,341
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - 0.07% ........................        162,329
                                                                    ------------
NET ASSETS - 100.00% ............................................   $224,034,670
                                                                    ============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $208,621,136.

Gross unrealized appreciation ..   $23,118,281
Gross unrealized depreciation ..    (7,867,076)
                                   -----------
Net unrealized appreciation.....   $15,251,205
                                   ===========

ADR    American Depositary Receipt
SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 13

Aston Funds

RIVER ROAD DIVIDEND ALL CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

        Henry W. Sanders, III, CFA; Thomas Forsha, CFA & James C. Shircliff, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Over the last twelve months, outside of beta, the most significant market factor affecting performance was the increasing demand for yield. According to Merrill Lynch, dividend-based strategies were among the best performing over the time period. The Energy sector had the largest impact on both absolute and relative returns. Looking at the specific holdings in the Energy sector, it was the high-yielding Master Limited Partnerships and Income Trusts which drove those strong results.

Q.   What were the best performing holdings for the Fund during the period?

A. The two holdings with the largest positive contribution to the Fund's total return were Cracker Barrel Old Country Store Inc. and Alliance Resource Partners L.P. Cracker Barrel operates nearly 600 restaurant/gift shops in 41 states. The firm benefitted from the modest economic recovery and reported strong operating results from improved cost controls. In September, the company announced a 10% dividend hike, the first since 2008. Alliance Resource Partners is a Master Limited Partner ship focused on producing and marketing coal to U.S. utilities and industrial users. The visibility for the firm is strong as 90% of coal production for 2011 is already sold and priced under long-term contracts. This stability, along with measured growth in production capacity has allowed the firm to consistently grow the distribution over time.

Q.   What were the weakest performing holdings?

A. The two holdings with the highest negative contribution to the Fund's total return were Bancorp South Inc. (no longer held) and People's United Financial Inc. Bancorp South, a commercial bank with operations in the South, made it through the financial crisis with minimal damage. Then in February, the firm reported that the filing of its annual report would be delayed due to auditor concerns about the allowances for loan loss. The issue was resolved quickly and did result in reduced earnings in Q4. When the loan loss reserves continued to trend above expectations over Q1 and Q2 we exited the position in accordance with our sell discipline. People's United Financial is a bank holding company in the Northeast. As one of the best capitalized banks in the country in 2008 and 2009, the market expected the firm would be an active acquirer of distressed competitors. The firm failed to make any significant purchases and faces intense pressure from declining net interest margins. The company's stock price has suffered as a result.

Q.   How was the Fund positioned as of October 31, 2010?

A. The overall positioning of the Fund has been somewhat defensive and we do not expect that will change in the coming months. We remain steadfastly focused on high-quality companies that have the ability to increase their dividend payment in a period of anemic economic growth. We believe that the relative outlook for the Fund is strong. If our fundamental concerns regarding the U.S. economy dictate the path of the market, the conservative nature of the strategy and the steady stream of income should reduce the downside risk. If further Fed intervention pushes the markets higher still, declining interest rates should only increase the demand for alternative sources of income, including dividend-paying stocks.

                            GROWTH OF A HYPOTHETICAL

                           $10,000 INVESTMENT-CLASS N

                              (PERFORMANCE GRAPH)

             ABN AMRO/River Road      Russell 3000   Morningstar(R) Mid
         Dynamic Equity Income Fund    Value Index     Value Category
         --------------------------   ------------   ------------------
Jun-05              10000                 10000             10000
Oct-05              10030                 10206             10080
Oct-06              12408                 11877             11804
Oct-07              13759                 13071             13169
Oct-08              10069                  8324              8147
Oct-09              10505                  8703              9603
Oct-10              12837                 10131             11813

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year              22.20%
Five Year              5.06%
Since Inception        4.78%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year              22.53%
Since Inception       -2.31%

Inception Date 06/28/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 14

Aston Funds

RIVER ROAD DIVIDEND ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2010

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    3%
MATERIALS                                  2%
CONSUMER STAPLES                          21%
FINANCIALS                                16%
CONSUMER DISCRETIONARY                    13%
INDUSTRIALS                               13%
ENERGY                                    12%
UTILITIES                                  6%
INFORMATION TECHNOLOGY                     6%
HEALTH CARE                                5%
TELECOMMUNICATION SERVICES                 3%

%    OF TOTAL NET ASSETS

                                                                       MARKET
 SHARES                                                                VALUE
---------                                                           ------------
 COMMON STOCKS - 97.18%
            CONSUMER DISCRETIONARY - 13.02%
   88,410   American Eagle Outfitters ...........................   $  1,415,444
   97,920   Bob Evans Farms .....................................      2,810,304
   95,750   Cracker Barrel Old Country Store ....................      5,159,967
   64,660   Darden Restaurants ..................................      2,955,609
  115,605   Genuine Parts .......................................      5,532,855
  103,400   Hillenbrand .........................................      2,222,066
   60,030   McDonald's ..........................................      4,668,533
   80,860   PetMed Express ......................................      1,249,287
  106,995   PetSmart ............................................      4,004,823
   26,235   VF ..................................................      2,183,801
   68,100   Yum! Brands .........................................      3,375,036
                                                                    ------------
                                                                      35,577,725
                                                                    ------------
            CONSUMER STAPLES - 20.80%
   84,880   Clorox ..............................................      5,648,764
  111,275   Coca-Cola Enterprises ...............................      2,671,713
   69,965   Compania Cervecerias Unidas, ADR (Chile) ............      3,935,531
   33,610   Diageo, SP ADR (Britain) ............................      2,487,140
  145,085   General Mills .......................................      5,446,491
   90,320   Kimberly-Clark ......................................      5,720,869
  154,195   McCormick & Co (Non-Voting Shares) ..................      6,818,503
   78,065   PepsiCo .............................................      5,097,644
   64,200   Procter & Gamble ....................................      4,081,194
  297,045   Sara Lee ............................................      4,256,655
   40,225   Smucker (J.M.) ......................................      2,585,663
  181,965   Sysco ...............................................      5,360,689
   49,910   Wal-Mart Stores .....................................      2,703,625
                                                                    ------------
                                                                      56,814,481
                                                                    ------------
            ENERGY - 12.09%
   29,185   Alliance Resource Partners LP .......................      1,717,245
  276,505   BreitBurn Energy Partners LP ........................      5,378,022
   57,260   Chevron .............................................      4,730,249
   88,485   ConocoPhillips ......................................      5,256,009
  134,873   Encore Energy Partners LP ...........................      2,762,199

                                                                       MARKET
 SHARES                                                                VALUE
---------                                                           ------------
            ENERGY (CONTINUED)
  568,845   Provident Energy Trust ..............................   $  4,368,730
  137,160   Seadrill ............................................      4,173,779
  195,005   Spectra Energy ......................................      4,635,269
                                                                    ------------
                                                                      33,021,502
                                                                    ------------
            FINANCIALS - 15.62%
  122,245   Apollo Investment ...................................      1,343,473
   92,255   Bank of Hawaii ......................................      3,984,493
   89,285   Chubb ...............................................      5,180,316
  175,675   Cincinnati Financial ................................      5,171,872
   67,277   Commerce Bancshares .................................      2,478,485
   89,285   Compass Diversified Holdings ........................      1,520,524
   59,270   Cullen/Frost Bankers ................................      3,108,119
  163,450   Federated Investors, Class B ........................      4,071,539
   24,625   Mercury General .....................................      1,046,070
  162,570   OneBeacon Insurance Group, Class A ..................      2,288,986
   66,045   PartnerRe ...........................................      5,238,689
  186,270   People's United Financial ...........................      2,292,984
   70,900   Safety Insurance Group ..............................      3,294,014
   67,680   U.S. Bancorp ........................................      1,636,502
                                                                    ------------
                                                                      42,656,066
                                                                    ------------
            HEALTH CARE - 5.39%
   26,950   AstraZeneca PLC, SP ADR (Britain) ...................      1,359,897
   43,595   Becton, Dickinson ...................................      3,292,294
   71,625   Johnson & Johnson ...................................      4,560,364
   83,032   Owens & Minor .......................................      2,364,751
  181,190   Pfizer ..............................................      3,152,706
                                                                    ------------
                                                                      14,730,012
                                                                    ------------
            INDUSTRIALS - 12.75%
   31,600   3M ..................................................      2,661,352
   38,115   General Dynamics ....................................      2,596,394
   24,300   Grupo Aeroportuario del Sureste SAB de CV, ADR
               (Mexico) .........................................      1,224,720
   86,465   Honeywell International .............................      4,073,366
   18,800   Lockheed Martin .....................................      1,340,252
   69,715   Norfolk Southern ....................................      4,286,775
   86,825   United Parcel Service, Class B ......................      5,846,795
   57,710   United Technologies .................................      4,314,977
  237,640   Waste Management ....................................      8,488,501
                                                                    ------------
                                                                      34,833,132
                                                                    ------------
            INFORMATION TECHNOLOGY - 6.08%
  139,805   Automatic Data Processing ...........................      6,210,138
  228,330   Intel ...............................................      4,582,583
  108,075   Microsoft ...........................................      2,879,118
  105,510   Paychex .............................................      2,922,627
                                                                    ------------
                                                                      16,594,466
                                                                    ------------
            MATERIALS - 2.22%
   85,315   Nucor ...............................................      3,260,739
  135,250   RPM International ...................................      2,801,027
                                                                    ------------
                                                                       6,061,766
                                                                    ------------
            TELECOMMUNICATION SERVICES - 2.84%
   90,620   Verizon Communications ..............................      2,942,431
   51,145   Vivo Participacoes, ADR (Brazil) ....................      1,464,793
  121,560   Vodafone Group, SP ADR (Britain) ....................      3,344,116
                                                                    ------------
                                                                       7,751,340
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 15

Aston Funds

RIVER ROAD DIVIDEND ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 2010


                                                                       MARKET
 SHARES                                                                VALUE
---------                                                           ------------
            UTILITIES - 6.37%
  114,645   Avista ..............................................   $  2,503,847
  270,875   Duke Energy .........................................      4,932,634
   49,760   National Fuel Gas ...................................      2,745,757
   90,670   Southern ............................................      3,433,673
  108,280   UniSource Energy ....................................      3,797,380
                                                                    ------------
                                                                      17,413,291
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $224,355,005) ..............................    265,453,781
                                                                    ------------
INVESTMENT COMPANY - 3.46%
9,454,696   BlackRock Liquidity Funds TempCash Portfolio ........      9,454,696
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $9,454,696) ................................      9,454,696
                                                                    ------------
TOTAL INVESTMENTS - 100.64%
   (Cost $233,809,701)* .........................................    274,908,477
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - (0.64)% ......................     (1,735,912)
                                                                    ------------
NET ASSETS - 100.00% ............................................   $273,172,565
                                                                    ============

----------
*    Aggregate cost for Federal income tax purposes is $234,594,967.


Gross unrealized appreciation ............   $42,664,221
Gross unrealized depreciation ............    (2,350,711)
                                             -----------
Net unrealized appreciation ..............   $40,313,510
                                             ===========

ADR    American Depositary Receipt
LP     Limited Partnership
SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 16

Aston Funds

MONTAG & CALDWELL MID CAP GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                                    M. Scott Thompson, CFA & Andrew W. Jung, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Since the bear market bottom in March 2009, the path to outperformance has been led by stocks with small market capitalization, high beta, less earnings predictability and low long-term EPS growth. The efforts pursued by governments around the world, including industry bailouts, massive fiscal stimulus programs, short rates at zero, and quantitative easing have played some part in investors' willingness to extend the risk curve. The free pass on risk that induced mispricing of riskier assets and subsequent higher relative valuations should eventually come to an end and stocks with strong fundamentals should be rewarded. Despite these low quality headwinds, the Fund only slightly lagged the benchmark. The biggest detractors from relative performance versus the Russell Midcap Growth Index this year were stock selection in Financials and Materials, while the Fund benefitted from positive stock selection in Energy and an overweight allocation in Industrials.

Q.   What were the best performing holdings for the Fund during the period?

A. F5 Networks performed strongly based on robust growth in sales and profits associated with data center consolidation and the build-out of "cloud" computing architectures. Chipotle Mexican Grill benefited from continued store growth, a strengthening consumer environment, relatively benign cost inflation, and industry-leading sales and earnings growth. A strong recovery in international freight volumes, along with ongoing market share gains, drove sales and profits higher at Expeditors. Altera benefitted from robust demand for PLD chips for wireless 3G expansion, added networking and storage capacity, and growing industrial applications, along with market share gains. Edwards Lifesciences stock gained on the back of strong growth in their transcatheter heart valve offering in Europe while in the U.S., the company released positive results from an important clinical trial that brings them a step closer to a domestic launch.

Q.   What were the weakest performing holdings?

A. A slower recovery in new bookings and backlog for Jacobs Engineering, especially relative to some of its peers, weighed on investor sentiment.
     We expect to see a pick-up in bookings, led by rising commodity prices and a need for additional infrastructure, as well as a return to positive year-over-year EPS growth in the year ahead. DeVry fell due to negative sentiment for the industry associated with the potential for adverse regulation; we decided to exit the position until there is more clarity on the regulatory front. Drug and biotech companies have remained guarded with respect to their drug development spending during the economic recovery. This has pressured revenue results for Covance and other contract research organizations; lack of visibility on a recovery in growth prospects for Covance led us to exit the position. Dentsply lagged as investor appetites shifted from defensive growth stocks during the bear market to more cyclical growth issues during the recovery these last 12 months. Despite recent underperformance, Dentsply remains a core Fund holding based on its consistent growth and return profile over time. FTI Consulting detracted from performance as it became clear that sales and profitability would be lower than anticipated. The rebound in the company's more cyclical lines of business was not strong enough to offset the decline of its counter-cyclical restructuring business.

Q.   How was the Fund positioned as of October 31, 2010?

A. We think the outlook for high quality mid cap growth stocks is quite attractive, particularly as the market turns its focus toward earnings and the prospect for continued, albeit modest, economic growth. We believe the Fund is well-positioned for a rotation to higher-quality growth stocks, particularly those with exposure to faster growing emerging markets and those that are capable of delivering double-digit profit growth and high returns on equity with low levels of debt. The potential for higher dividend yields in an environment of very low interest rates for both short-term and longer-term fixed income investments will also likely become more appealing to investors.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

                                                     Morningstar Mid Cap
              M&C Mid Cap Growth   Russell Mid Cap     Growth Category
              ------------------   ---------------   -------------------
11/02/2007*          10000              10000               10000
Apr-08                9370               9156                8912
Oct-08                5850               5735                5792
Apr-09                5870               5891                5743
Oct-09                6830               7025                6738
Apr-10                8197               8657                8210
Oct-10                8527               8994                8485

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Return - Class N

One Year           24.85%
Since Inception    -5.17%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT.


                                      | 17

Aston Funds

MONTAG & CALDWELL MID CAP GROWTH FUND                           OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

MATERIALS                                  4%
CONSUMER DISCRETIONARY                    21%
INFORMATION TECHNOLOGY                    19%
INDUSTRIALS                               19%
CASH & NET OTHER ASSETS AND LIABILITIES    5%
FINANCIALS                                 6%
CONSUMER STAPLES                           7%
ENERGY                                     7%
HEALTH CARE                               12%

% OF TOTAL NET ASSETS

                                                                       MARKET
  SHARES                                                                VALUE
---------                                                           ------------
COMMON STOCKS - 94.94%
            CONSUMER DISCRETIONARY - 21.27%
      910   Bed Bath & Beyond *..................................   $     39,949
      870   BorgWarner * ........................................         48,816
      210   Chipotle Mexican Grill * ............................         44,144
    1,130   Dick's Sporting Goods * .............................         32,567
      960   Kohl's * ............................................         49,152
    1,890   LKQ * ...............................................         41,089
        1   Marriott International, Class A .....................             37
    1,130   O'Reilly Automotive * ...............................         66,105
    1,840   Omnicom Group .......................................         80,886
      470   Panera Bread, Class A * .............................         42,070
      560   Phillips-Van Heusen .................................         34,350
      670   Polo Ralph Lauren ...................................         64,910
    1,190   TJX .................................................         54,609
    1,740   Tractor Supply ......................................         68,904
    1,280   Wiley (John) & Sons, Class A ........................         55,245
                                                                    ------------
                                                                         722,833
                                                                    ------------
            CONSUMER STAPLES - 6.67%
    2,490   Alberto-Culver ......................................         92,852
      960   Church & Dwight .....................................         63,216
    1,600   McCormick & Company, Non Voting Shares ..............         70,752
                                                                    ------------
                                                                         226,820
                                                                    ------------
            ENERGY - 7.00%
    1,610   Cameron International * .............................         70,438
      520   Core Laboratories ...................................         40,440
    1,100   Oceaneering International * .........................         68,057
    1,740   Southwestern Energy * ...............................         58,899
                                                                    ------------
                                                                         237,834
                                                                    ------------
            FINANCIALS - 6.37%
    1,720   Eaton Vance .........................................         49,484
      500   IntercontinentalExchange * ..........................         57,435
    1,240   Lazard, Class A .....................................         45,756
    1,780   MSCI, Class A * .....................................         63,813
                                                                    ------------
                                                                         216,488
                                                                    ------------

                                                                       MARKET
  SHARES                                                                VALUE
---------                                                           ------------
            HEALTH CARE - 12.35%
    1,680   Dentsply International ..............................   $     52,735
      650   Edwards Lifesciences * ..............................         41,542
      960   Henry Schein * ......................................         53,904
      920   Quality Systems .....................................         59,119
    1,410   St. Jude Medical * ..................................         54,003
    1,360   Varian Medical Systems * ............................         85,979
      980   Waters * ............................................         72,647
                                                                    ------------
                                                                         419,929
                                                                    ------------
            INDUSTRIALS - 18.68%
    1,520   AMETEK ..............................................         82,156
    1,340   Donaldson ...........................................         65,285
    1,420   Expeditors International Washington .................         70,091
    1,160   Fastenal ............................................         59,717
    1,610   J.B. Hunt Transport Services ........................         57,896
    1,420   Jacobs Engineering Group * ..........................         54,826
      840   Joy Global ..........................................         59,598
    1,670   Robert Half International ...........................         45,274
    1,080   Roper Industries ....................................         74,984
      910   Stericycle * ........................................         65,283
                                                                    ------------
                                                                         635,110
                                                                    ------------
            INFORMATION TECHNOLOGY - 18.77%
    2,080   Altera ..............................................         64,917
    2,140   Amphenol, Class A ...................................        107,278
    1,100   ANSYS * .............................................         49,775
      700   FactSet Research Systems ............................         61,446
    1,450   Fiserv * ............................................         79,054
    1,970   FLIR Systems * ......................................         54,845
    1,490   Juniper Networks * ..................................         48,261
    2,690   Microchip Technology ................................         86,564
    2,540   Polycom * ...........................................         85,801
                                                                    ------------
                                                                         637,941
                                                                    ------------
            MATERIALS - 3.83%
      790   Air Products and Chemicals .........................          67,126
    1,280   Ecolab .............................................          63,130
                                                                    ------------
                                                                         130,256
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $2,519,773) ...............................       3,227,211
                                                                    ------------
INVESTMENT COMPANY - 3.36%
  114,150   BlackRock Liquidity Funds TempCash Portfolio .......         114,150
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $114,150) .................................         114,150
                                                                    ------------
TOTAL INVESTMENTS - 98.30%
   (Cost $2,633,923)** .........................................       3,341,361
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - 1.70% ......................           57,711
                                                                    ------------
NET ASSETS - 100.00% ...........................................    $  3,399,072
                                                                    ============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $2,667,053.

Gross unrealized appreciation ..   $703,652
Gross unrealized depreciation ..    (29,344)
                                   --------
Net unrealized appreciation ....   $674,308
                                   ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 18

Aston Funds

OPTIMUM MID CAP FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                            Thyra E. Zerhusen, Marie L. Lorden & Mary L. Pierson

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Despite significant outperformance during the prior year, the Fund again beat the midcap benchmarks, as well as the broader S&P 500(R) Index. Outperformance was helped by the substantial foreign revenue component in our Mid Cap Fund. Approximately 40% of our holdings have 50% or more of their revenues coming from outside the U.S., which is even higher than the foreign exposure of the large cap S&P 500(R) Index of 22%.

Q.   What were the best performing holdings for the Fund during the period?

A. Akamai Technology, our largest holding, was again the best performer, up 144.6%. Another six stocks were up over 50%: BorgWarner, Southwest Airlines, Varian Medical, Lexmark International, Interpublic Group, and Intuit.

Q.   What were the weakest performing holdings?

A. Three stocks were down more than 10%: H&R Block, Beckman Coulter, and Unisys Corporation. H&R Block was the worst performer with a 31.7% decline. Beckman Coulter, a manufacturer of medical instruments, chemistries and supplies for biomedical laboratory needs, declined after a significant second quarter earnings miss, following the product recall of a high-value immunoassay test. We expect this product to return to market in 2011/2012. The stock has rebounded 17% from the second quarter lows. Unisys was among the best performers last year. New management has done a good job repositioning the company and the stock appears attractive at the current price.

Q.   How was the Fund positioned as of October 31, 2010?

A. The Fund is attractively positioned with a P/E ratio of 12.8, which compares favorably to the S&P MidCap 400(R) benchmark (14.7) and the Russell Midcap Index (14.2), as well as strong balance sheets. The Fund's debt to capitalization of 26% is better than the S&P MidCap 400(R) Index of 29%, the Russell Midcap Index of 35%, and the S&P 500(R) Index of 33%.

     Our mid-cap holdings are well diversified geographically, have the ability to grow market share, and in many cases represent "must have" products or services that make their clients more productive.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

                                     Morninstar(R)
         Otimum Mid   S&P Mid-Cap       Mid-Cap
          Cap Fund     400 Index    Blend Category
         ----------   -----------   --------------
Sep-94      10000        10000           10000
Oct-94      10250         9921           10009
Oct-95      12189        12025           11949
Oct-96      15420        14111           14111
Oct-97      20582        18721           18456
Oct-98      18413        19974           18312
Oct-99      18840        24180           22248
Oct-00      26201        31833           27839
Oct-01      27097        27870           24785
Oct-02      24963        26538           22933
Oct-03      35359        34661           30150
Oct-04      40338        38487           33720
Oct-05      42124        45280           38512
Oct-06      51136        51361           44474
Oct-07      64981        60103           51336
Oct-08      37361        38190           31243
Oct-09      50662        45132           36932
Oct-10      64849        57607           45449

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          28.01%
Five Year          9.01%
Ten Year           9.49%
Since Inception   12.30%

Inception Date 09/19/94

Average Annual Total Returns - Class I

One Year          28.31%
Five Year          9.30%
Since Inception    7.57%

Inception Date 07/06/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND CLASS I IS 1.21% AND 0.96% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2010. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2010 FISCAL YEAR END RELATED INFORMATION.


                                      | 19

Aston Funds

OPTIMUM MID CAP FUND                                            OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CONSUMER STAPLES                           4%
INFORMATION TECHNOLOGY                    24%
CONSUMER DISCRETIONARY                    23%
HEALTH CARE                               16%
INDUSTRIALS                               13%
ENERGY                                     6%
CASH & NET OTHER ASSETS AND LIABILITIES    5%
MATERIALS                                  5%
FINANCIALS                                 4%

%    OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                              VALUE
-----------                                                       --------------
COMMON STOCKS - 95.11%
              CONSUMER DISCRETIONARY - 23.30%
  4,929,500   Belo, Class A * .................................   $   28,541,805
  1,149,000   BorgWarner * ....................................       64,470,390
  4,309,700   Gannett .........................................       51,069,945
  5,330,600   H&R Block .......................................       62,847,774
  4,403,000   Interpublic Group * .............................       45,571,050
  1,749,500   Mattel ..........................................       40,815,835
  1,667,255   McGraw-Hill .....................................       62,772,151
  6,773,745   New York Times, Class A * .......................       51,954,624
  1,942,500   Pearson, SP ADR (Britain) .......................       29,914,500
    709,357   Scholastic ......................................       20,890,564
                                                                  --------------
                                                                     458,848,638
                                                                  --------------
              CONSUMER STAPLES - 4.04%
    617,160   Bunge ...........................................       37,072,801
    898,900   Molson Coors Brewing, Class B ...................       42,455,047
                                                                  --------------
                                                                      79,527,848
                                                                  --------------
              ENERGY - 5.51%
  1,045,525   Compagnie Generale de Geophysique-Veritas, SP
                 ADR (France) * ...............................       24,350,277
  1,247,200   Denbury Resources * .............................       21,227,344
    871,246   FMC Technologies * ..............................       62,816,837
                                                                  --------------
                                                                     108,394,458
                                                                  --------------
              FINANCIALS - 4.40%
  1,714,638   Cincinnati Financial ............................       50,478,943
  1,258,100   Eaton Vance .....................................       36,195,537
                                                                  --------------
                                                                      86,674,480
                                                                  --------------
              HEALTH CARE - 15.96%
    882,600   Beckman Coulter .................................       46,989,624
 11,884,250   Boston Scientific * .............................       75,821,515
  1,522,100   Charles River Laboratories * ....................       49,879,217
  1,576,100   Forest Laboratories * ...........................       52,090,105
    610,950   Lincare Holdings ................................       16,019,109

                                                                      MARKET
   SHARES                                                              VALUE
-----------                                                       --------------
              HEALTH CARE (CONTINUED)
  1,241,950   PerkinElmer .....................................   $   29,123,728
    699,900   Varian Medical Systems * ........................       44,247,678
                                                                  --------------
                                                                     314,170,976
                                                                  --------------
              INDUSTRIALS - 13.36%
  2,231,400   Chicago Bridge & Iron * .........................       56,253,594
  1,111,100   Con-way .........................................       36,677,411
    884,200   Manpower ........................................       48,392,266
  3,581,700   Southwest Airlines ..............................       49,284,192
    675,100   URS * ...........................................       26,281,643
  2,164,900   Werner Enterprises ..............................       46,155,668
                                                                  --------------
                                                                     263,044,774
                                                                  --------------
              INFORMATION TECHNOLOGY - 23.47%
  1,401,700   Akamai Technologies * ...........................       72,425,839
    348,300   FactSet Research Systems ........................       30,573,774
    991,625   Harris ..........................................       44,811,534
    503,750   Intuit * ........................................       24,180,000
  2,267,500   Jabil Circuit ...................................       34,783,450
  1,267,100   Lexmark International Group, Class A * ..........       48,187,813
  1,246,804   Mentor Graphics * ...............................       13,465,483
  1,672,870   Molex ...........................................       33,959,261
  1,385,960   Molex, Class A ..................................       23,658,337
  3,450,700   Nuance Communications * .........................       54,210,497
  1,425,038   Unisys * ........................................       32,847,126
  1,372,455   Zebra Technologies * ............................       49,106,440
                                                                  --------------
                                                                     462,209,554
                                                                  --------------
              MATERIALS - 5.07%
    647,800   FMC .............................................       47,354,180
    827,900   Sigma-Aldrich ...................................       52,505,417
                                                                  --------------
                                                                      99,859,597
                                                                  --------------
              TOTAL COMMON STOCKS
                 (Cost $1,544,854,916) ........................    1,872,730,325
                                                                  --------------
INVESTMENT COMPANY - 5.39%
106,080,140   BlackRock Liquidity Funds
                 TempCash Portfolio ...........................      106,080,140
                                                                  --------------
              TOTAL INVESTMENT COMPANY
                 (Cost $106,080,140) ..........................      106,080,140
                                                                  --------------
TOTAL INVESTMENTS - 100.50%
   (Cost $1,650,935,056)** ....................................    1,978,810,465
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.50)% ....................       (9,806,304)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $1,969,004,161
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,652,165,139.

Gross unrealized appreciation ..   $409,886,719
Gross unrealized depreciation ..    (83,241,393)
                                   ------------
Net unrealized appreciation ....   $326,645,326
                                   ============

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 20

Aston Funds

CARDINAL MID CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                        Amy K. Minella, Eugene Fox III & Robert Kirkpatrick, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Despite impressive absolute returns, the Fund did not keep pace with its benchmark, primarily due to stock selection in the Health Care and Industrials sectors and the drag from the Fund's cash position. These factors offset positive stock selection in the Energy and Consumer Staples sectors.

Q.   What were the best performing holdings for the Fund during the period?

A. Concho Resources was a key contributor, benefitting from higher oil prices, lower costs and significant production growth. Cable operator Virgin Media rose sharply as it completed refinancing its debt and began to take steps to directly enhance shareholder value. Business solutions provider Intuit and software provider Progress Software were rewarded by the equity market for better than expected earnings and guidance.

Q.   What were the weakest performing holdings?

A. Shares in energy company Comstock Resources declined due to lower natural gas prices. Broker Investment Technology Group saw its stock lag as lower trading volumes and falling commissions reduced earnings. Shares in diagnostic medical equipment supplier Beckman Coulter fell after the company reduced guidance following the FDA's decision to require that one of the company's key tests be recertified due to small technical changes that had not been preapproved. Investment management and advisory services provider Janus Capital lagged due to weak asset flows into its equity products.

Q.   How was the Fund positioned as of October 31, 2010?

A. The Fund is invested in companies that we believe will benefit from an improving U.S. economy, but which are not dependent on a vibrant economy to meet our financial forecasts. Economic activity is benefitting from very low interest rates and a weak dollar, but the pace of recovery is gradual. In addition, increasing mergers and acquisition activity should continue to be quite profitable for mid-cap equity investors. We expect high quality, fundamentally sound companies, such as those in which Cardinal invests, to benefit from this trend. Nonetheless, persistently high unemployment has cast a pall over the housing and commercial real estate markets and this reality has negatively impacted consumer behavior and also made investors more risk averse.

     We have positioned the Fund so that most of our portfolio companies will potentially see their business benefit as the U.S. economy improves, but which are not dependent on a vibrant economy to meet our financial forecasts. Specifically, we are focused on investing in the stocks of companies that have the ability and willingness to significantly enhance shareholder value through repurchasing their own shares at attractive rates of return or making accretive acquisitions. In addition, we continue to prefer businesses with pricing power and industries where consolidation makes sense such as defense, technology and business services. In contrast, our exposure to commercial banks and the U.S. consumer is targeted and modest. As always, our companies have sound business models, prudent balance sheets and the ability to generate substantial free cash flow, which means that they are well prepared to take advantage of opportunities that may arise in these challenging economic times.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

                                           Morningstar
              Cardinal Mid   Russell Mid     Mid Cap
                Cap Value     Cap Value    Value Funds
              ------------   -----------   -----------
11/02/2007*       10000         10000         10000
Apr-08             8960          9080          8995
Oct-08             6230          6117          6044
Apr-09             6324          5741          5957
Oct-09             7255          7005          7133
Apr-10             8481          8864          8761
Oct-10             8643          8930          8777

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Return - Class N

One Year          19.14%
Since Inception   -4.74%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT.


                                      | 21

Aston Funds

CARDINAL MID CAP VALUE FUND                                     OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

TELECOMMUNICATION SERVICES                 2%
INDUSTRIALS                               20%
INFORMATION TECHNOLOGY                    18%
FINANCIALS                                16%
CONSUMER DISCRETIONARY                    14%
ENERGY                                     9%
HEALTH CARE                                8%
MATERIALS                                  6%
CASH & NET OTHER ASSETS AND LIABILITIES    4%
CONSUMER STAPLES                           3%

%    OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                              VALUE
   ------                                                         --------------
COMMON STOCKS - 96.34%
              CONSUMER DISCRETIONARY - 13.40%
      1,811   American Eagle Outfitters .......................   $       28,994
      1,479   Speedway Motorsports ............................           22,629
        825   Stanley Black & Decker ..........................           51,125
        250   Tiffany .........................................           13,250
      2,424   Virgin Media ....................................           61,642
      2,415   Wendy's/Arby's Group, Class .....................           11,109
                                                                  --------------
                                                                         188,749
                                                                  --------------
              CONSUMER STAPLES - 3.19%
        700   Smucker (J.M.) ..................................           44,996
                                                                  --------------
              ENERGY - 8.80%
      1,400   Chesapeake Energy ...............................           30,380
        800   Concho Resources * ..............................           54,936
        350   Oceaneering International * .....................           21,654
        600   World Fuel Services .............................           16,938
                                                                  --------------
                                                                         123,908
                                                                  --------------
              FINANCIALS - 16.28%
      1,000   Annaly Capital Management, REIT .................           17,710
      1,350   Ares Capital ....................................           22,599
        875   Cash America International ......................           30,826
        500   Entertainment Properties Trust, REIT ............           23,115
        600   Hatteras Financial, REIT ........................           17,568
      1,700   Hudson City Bancorp .............................           19,805
      1,500   Janus Capital Group .............................           15,840
      1,200   Nelnet, Class A .................................           26,964
        250   T. Rowe Price Group .............................           13,818
        400   Waddell & Reed Financial, Class A ...............           11,628
        928   Willis Group Holdings ...........................           29,510
                                                                  --------------
                                                                         229,383
                                                                  --------------
              HEALTH CARE - 8.18%
        500   Beckman Coulter .................................           26,620
        511   Henry Schein * ..................................           28,693

                                                                      MARKET
   SHARES                                                              VALUE
   ------                                                         --------------
              HEALTH CARE (CONTINUED)
        400   Laboratory Corp of America Holdings * ...........   $       32,528
        300   Quest Diagnostics ...............................           14,742
        355   West Pharmaceutical Services ....................           12,670
                                                                  --------------
                                                                         115,253
                                                                  --------------
              INDUSTRIALS - 20.19%
        200   Alliant Techsystems * ...........................           15,248
        600   AMETEK ..........................................           32,430
        600   Atlas Air Worldwide Holdings * ..................           31,356
        741   Equifax .........................................           24,549
        800   J.B. Hunt Transport Services ....................           28,768
      2,400   KAR Auction Services * ..........................           30,912
        425   L-3 Communications Holdings .....................           30,681
        200   Roper Industries ................................           13,886
      2,346   RR Donnelley & Sons .............................           43,284
        800   Teledyne Technologies * .........................           33,256
                                                                  --------------
                                                                         284,370
                                                                  --------------
              INFORMATION TECHNOLOGY - 18.42%
        900   Broadridge Financial Solutions ..................           19,800
      2,700   Convergys * .....................................           30,564
        650   Fiserv * ........................................           35,438
        250   Global Payments .................................            9,740
        300   Harris ..........................................           13,557
      1,310   Intuit * ........................................           62,880
      1,351   Progress Software * .............................           50,487
      2,100   Western Union ...................................           36,960
                                                                  --------------
                                                                         259,426
                                                                  --------------
              MATERIALS - 6.22%
        350   FMC .............................................           25,585
      1,840   Silgan Holdings .................................           62,100
                                                                  --------------
                                                                          87,685
                                                                  --------------
              TELECOMMUNICATION SERVICES - 1.66%
      1,853   Windstream ......................................           23,459
                                                                  --------------
              TOTAL COMMON STOCKS
                 (Cost $1,162,411) ............................        1,357,229
                                                                  --------------
INVESTMENT COMPANY - 4.20%
     59,123   BlackRock Liquidity Funds TempCash Portfolio ....           59,123
                                                                  --------------
              TOTAL INVESTMENT COMPANY
                 (Cost $59,123) ...............................           59,123
                                                                  --------------
TOTAL INVESTMENTS - 100.54%
   (Cost $1,221,534) ..........................................        1,416,352
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.54)% ....................           (7,609)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $    1,408,743
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,221,572.

Gross unrealized appreciation ..   $231,355
Gross unrealized depreciation ..    (36,575)
                                   --------
Net unrealized appreciation ....   $194,780
                                   ========

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 22

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

            B. Anthony Weber, Charles Mercer, Jr., CFA & Michael E. Johnson, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. For the fiscal year ending October 31, 2010, the Fund produced solid results that placed it in the top 3% of small cap growth funds. We believe those results would have been even better had it not been for the "aftershock" seen during the summer resulting from fears of a Greek default and the potential for a double dip in Europe and the U.S. The correlations between all stocks in the S&P 500(R) Index spiked to 82%, a level higher than was seen post the Lehman bankruptcy remarkably, and only topped by what was experienced during the crash of 1987. It is very difficult for stock pickers like us to delineate ourselves from our competition when correlations spike the way they did this summer and what was seen in the back half of 2008. That being said, we were pleased with our results and are very encouraged by how the market has traded coming out of the summer correction. Our earnings surprise characteristics and more importantly our earnings revisions within the portfolio have been outstanding. Six quarters into the recovery our portfolio is still experiencing a 14.6% surprise factor and 7% revisions to both 2010 and 2011 estimates. Both these numbers are still considerably higher than what is normal over the past 20 years.

Q.   What were the best performing holdings for the Fund during the period?

A. Our best stock, Sonic Solutions, also our largest position, was up 145% and added 285 bps. Sonic is a back end aggregator of digital content (movies, tv shows) through the cloud. It is still our largest position as we feel we are in the early innings of the adoption of this technology. Dollar Thrifty, the car rental company, which saw earnings estimates go from $1.00 at the beginning of the year to $4.00 this fall was up 125% while receiving competing takeover bids from Hertz and Avis. Ulta Salon, the large box makeup retailer, was up 101% and Tenneco Automotive was up 93%. Industrials, Consumer Discretionary and Materials were our best performing sectors, while Technology was up 33%, but lagged the benchmark due to our heavier weighting to hardware as opposed to software.

Q.   What were the weakest performing holdings?

A. Our worst position, Alphatec, a medical device company in the spinal area, completely missed its earnings forecasts and was down 73%. Fortunately this was not a big position. Vivus, a specialty pharma company, which had a cocktail of two drugs already on the market separately in clinicals for obesity was voted down by the advisory panel 9-7. Votes this close are extremely rare, nevertheless, the stock was down over 40%. Strategic Hotels, a Hotel REIT in the luxury segment, suffered during the summer as GDP concerns weighed on this sector and the stock was down 36%. As one would expect, our Energy, Financial and Health Care exposure lagged the benchmarks.

Q.   How was the Fund positioned as of October 31, 2010?

A. The economy and the market are now entering the expansionary phase as the fears of a double dip have waned as this market reminds us of 2004. We are still positioned in early cycle areas such as Consumer Discretionary, Industrials and Technology. We have recently added to Energy and Materials as we transition more to the mid cycle areas. The more defensive areas like Health Care and Consumer Staples are underweight as they have been all year. Our larger positions are Sonic Solutions, Kraton Performance Polymers, Solutia, Ceva and Netgear. The overall earnings yield for the market relative to other asset classes has not been this attractive since the early 1980's.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

          ABN AMRO/Veredus   Russell 2000   Morningstar(R)
         Aggressive Growth      Growth       Small Growth
           Fund - Class N       Index          Category
         -----------------   ------------   --------------
Jun-98         10000             10000           10000
Oct-98          8620              8169            8234
Oct-99         16630             10561           11859
Oct-00         25502             12269           16475
Oct-01         22931              8403           11921
Oct-02         14961              6590            9723
Oct-03         19913              9659           13727
Oct-04         21246             10193           14356
Oct-05         23977             11305           16063
Oct-06         24094             13235           18178
Oct-07         31324             15449           21632
Oct-08         16330              9599           12640
Oct-09         17602             10687           14304
Oct-10         23155             13751           18118

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          31.55%
Five Year         -0.70%
Ten Year          -0.96%
Since Inception    7.04%

Inception Date 06/30/98

Average Annual Total Returns - Class I

One Year          31.78%
Five Year         -0.45%
Since Inception    0.17%

Inception Date 10/05/01

DUE TO RECENT MARKET CONDITIONS, THE FUND HAS EXPERIENCED RELATIVELY HIGH PERFORMANCE WHICH MAY NOT BE SUSTAINABLE OR REPEATED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND CLASS I IS 1.83% AND 1.58% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2010. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2010 FISCAL YEAR END RELATED INFORMATION.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 23

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

HEALTH CARE               6%
INFORMATION TECHNOLOGY   39%
CONSUMER DISCRETIONARY   15%
MATERIALS                15%
INDUSTRIALS              10%
FINANCIALS                8%
ENERGY                    7%

%    OF TOTAL NET ASSETS

                                                                       MARKET
 SHARES                                                                VALUE
-------                                                            -------------
COMMON STOCKS - 99.58%
          CONSUMER DISCRETIONARY - 14.63%
 68,600   Belo, Class A * ......................................   $     397,194
 72,775   Crocs * ..............................................       1,013,756
 23,600   G-III Apparel Group * ................................         623,040
 45,975   Gentex ...............................................         918,581
 92,125   Leapfrog Enterprises * ...............................         514,979
152,525   Liz Claiborne * ......................................         933,453
 13,225   Lululemon Athletica * ................................         586,132
 76,925   Sinclair Broadcast Group, Class A * ..................         614,631
 23,125   Tenneco * ............................................         754,338
 30,300   Ulta Salon, Cosmetics & Fragrance * ..................         929,907
                                                                   -------------
                                                                       7,286,011
                                                                   -------------
          ENERGY - 7.32%
 44,150   Basic Energy Services * ..............................         488,299
 26,425   Complete Production Services * .......................         619,138
 61,225   Global Industries * ..................................         354,493
 62,275   Key Energy Services * ................................         613,409
 13,375   Lufkin Industries ....................................         653,369
 47,275   Patterson-UTI Energy .................................         917,608
                                                                   -------------
                                                                       3,646,316
                                                                   -------------
          FINANCIALS - 8.05%
 83,375   FelCor Lodging Trust, REIT * .........................         512,756
 87,200   Janus Capital Group ..................................         920,832
 81,000   KKR Financial Holdings ...............................         711,990
 24,850   LaSalle Hotel Properties, REIT .......................         588,697
 53,075   MGIC Investment * ....................................         468,122
 26,375   Post Properties ......................................         802,855
                                                                   -------------
                                                                       4,005,252
                                                                   -------------
          HEALTH CARE - 6.03%
 19,875   Brookdale Senior Living * ............................         373,253
 48,650   Cepheid * ............................................       1,023,596
 54,225   DepoMed * ............................................         265,160
 27,550   Exact Sciences * .....................................         188,993
 27,275   SonoSite * ...........................................         850,162
 38,800   Vivus * ..............................................         300,312
                                                                   -------------
                                                                       3,001,476
                                                                   -------------

                                                                       MARKET
 SHARES                                                                VALUE
-------                                                            -------------
          INDUSTRIALS - 10.35%
 17,050   Baldor Electric ......................................   $     716,441
 27,275   Hexcel * .............................................         484,677
 24,375   Polypore International * .............................         810,956
138,550   Satcon Technology * ..................................         556,971
 44,950   Trinity Industries ...................................       1,021,714
 10,375   Triumph Group ........................................         867,246
  6,200   Tutor Perini * .......................................         143,902
 68,050   Wabash National * ....................................         548,483
                                                                   -------------
                                                                       5,150,390
                                                                   -------------
          INFORMATION TECHNOLOGY - 38.71%
 43,150   ACI Worldwide * ......................................       1,051,566
 59,325   ANADIGICS * ..........................................         401,630
 32,000   Canadian Solar * .....................................         447,040
 21,550   Cavium Networks * ....................................         686,799
 58,700   CEVA * ...............................................       1,086,537
 21,350   Constant Contact * ...................................         491,050
124,225   Entropic Communications * ............................       1,038,521
 36,400   FARO Technologies * ..................................         878,696
 78,600   JA Solar Holdings, ADR * .............................         656,310
 75,250   JDS Uniphase * .......................................         790,878
 46,350   Limelight Networks * .................................         314,253
190,375   Lionbridge Technologies * ............................         951,875
 33,850   NETGEAR * ............................................       1,042,919
 23,350   NetScout Systems * ...................................         548,025
 53,750   RF Micro Devices * ...................................         391,838
 17,825   Rofin-Sinar Technologies * ...........................         497,852
 37,050   Rubicon Technology * .................................         856,596
218,050   Sonic Solutions * ....................................       2,610,059
 24,475   Standard Microsystems * ..............................         590,827
 56,625   STEC * ...............................................         883,350
 60,550   TTM Technologies * ...................................         634,564
 16,350   Universal Display * ..................................         409,404
 33,125   Vocus * ..............................................         733,719
 27,500   Xyratex * ............................................         425,700
 72,950   Yingli Green Energy Holding, ADR * ...................         850,597
                                                                   -------------
                                                                      19,270,605
                                                                   -------------
          MATERIALS - 14.49%
 24,700   Brush Engineered Materials * .........................         818,805
 36,600   Ferro * ..............................................         502,152
 42,350   Huntsman .............................................         586,546
 39,875   Kraton Performance Polymers * ........................       1,294,342
 22,125   Kronos Worldwide * ...................................         894,955
 39,425   PolyOne * ............................................         509,370
 15,325   Rockwood Holdings * ..................................         519,823
 16,150   RTI International Metals * ...........................         502,264
  9,300   Schnitzer Steel Industries, Class A ..................         480,716
 60,950   Solutia * ............................................       1,103,804
                                                                   -------------
                                                                       7,212,777
                                                                   -------------
          TOTAL COMMON STOCKS
             (Cost $43,103,397) ................................      49,572,827
                                                                   -------------
INVESTMENT COMPANY - 1.23%
614,697   BlackRock Liquidity Funds
             TempCash Portfolio ................................         614,697
                                                                   -------------
          TOTAL INVESTMENT COMPANY
             (Cost $614,697) ...................................         614,697
                                                                   -------------
TOTAL INVESTMENTS - 100.81%
   (Cost $43,718,094)** ........................................      50,187,524
                                                                   -------------
NET OTHER ASSETS AND LIABILITIES - (0.81)% .....................        (403,134)
                                                                   -------------
NET ASSETS - 100.00% ...........................................   $  49,784,390
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 24

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS -- CONTINUED

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $43,738,149.

Gross unrealized appreciation ...   $7,202,045
Gross unrealized depreciation ...     (752,670)
                                    ----------
Net unrealized appreciation .....   $6,449,375
                                    ==========

ADR  American Depositary Receipt
REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 25

Aston Funds

FASCIANO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                           Michael Fasciano, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark since the Fund's inception?

A. Stock prices rose as the economy rebounded from the depths of the recession. Companies saw earning prospects rise as the year progressed and the fears of a double dip recession receded. Global debt, housing prices and commodity prices continue to add to the uncertainty in the financial system. Given this uncertainty, the Fund kept a higher than normal cash position. This was helpful during the market struggles in early 2010 but overall hurt the relative performance of the Fund as the market rallied in the second half of 2010.

Q.   What were the best performing holdings for the Fund during the period?

A. Fund performance benefited from takeovers as well as improving fundamentals for some core holdings. Spectrum Control Inc. and Esterline Holdings were the strongest performers in the Fund over the past year. Spectrum is a high tech defense and medical component maker and announced strong growth across all business segments in the second quarter. Customer orders and profits were up strongly. The stock was bought at depressed levels. The management continues to generate consistent cash flow as their business and economic conditions improve. Esterline Technologies is a specialty manufacturer of aerospace/defense products. Strength in the company's base business as well as new programs is boosting sales and earnings. The Avionics and Controls segment has been particularly strong. Margins are benefiting from management's tighter rein on costs during the last 12 months.

Q.   What were the weakest performing holdings?

A. Lincoln Educational Services Inc., a provider of career oriented secondary educational services in the U.S. was hurt by a weaker outlook for enrollments given the changing regulatory landscape and its expected impact on the entire for-profit educational sector. Orchids Paper is an integrated manufacturer of value-priced private label tissue products. Profits were hurt by increased paper costs and a shift in the sales mix to lower margin towel products. Investments in new plant and equipment should pay off going forward. The company has adequate cash reserves to ride it out.

Q.   How was the Fund positioned as of October 31, 2010?

A. The Fund continues to hold positions in undervalued companies with strong cash flow and fundamentals.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

               ABN AMRO/Veredus   Russell 2000   Morningstar(R)
              Aggressive Growth      Growth       Small Growth
                Fund - Class N       Index          Category
              -----------------   ------------   --------------
12/23/2009*         10000             10000           10000
Jan-10               9910              9632            9560
Apr-10              10890             11502           11196
Jul-10              10380             10479           10297
Oct-10              10630             11358           11373

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/10

Total Returns - Class N

Cumulative Since Inception   6.30%

Inception Date 12/23/09

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT.


                                      | 26

Aston Funds

FASCIANO SMALL CAP FUND                                         OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

ENERGY                                     4%
MATERIALS                                  4%
CASH & NET OTHER ASSETS AND LIABILITIES   35%
CONSUMER DISCRETIONARY                    14%
INDUSTRIALS                               13%
FINANCIALS                                10%
HEALTH CARE                                9%
CONSUMER STAPLES                           6%
INFORMATION TECHNOLOGY                     5%

%    OF TOTAL NET ASSETS

                                                                        MARKET
 SHARES                                                                  VALUE
-------                                                               ----------
          COMMON STOCKS - 65.25%
          CONSUMER DISCRETIONARY - 13.54%
  1,050   Bank (Jos A.) Clothiers * ...............................   $   45,780
  1,000   Buckle ..................................................       29,090
  1,800   Lincoln Educational Services * ..........................       22,428
  1,300   M.D.C. Holdings .........................................       33,475
    400   National Presto Industries ..............................       44,772
  2,500   PetMed Express ..........................................       38,625
  1,000   Steiner Leisure * .......................................       38,770
  1,050   Steven Madden * .........................................       44,415
                                                                      ----------
                                                                         297,355
                                                                      ----------
          CONSUMER STAPLES - 6.55%
  1,100   J & J Snack Foods .......................................       47,157
    800   Lancaster Colony ........................................       39,904
  1,500   Orchids Paper Products * ................................       19,500
  2,500   Spartan Stores ..........................................       37,375
                                                                      ----------
                                                                         143,936
                                                                      ----------
          ENERGY - 4.07%
    500   Contango Oil & Gas * ....................................       26,295
  4,777   SandRidge Energy * ......................................       26,130
    800   Tidewater ...............................................       36,904
                                                                      ----------
                                                                          89,329
                                                                      ----------
          FINANCIALS - 10.54%
  1,300   American Physicians Service Group .......................       42,120
  1,200   First of Long Island ....................................       29,856
    700   Navigators Group * ......................................       32,179
  2,500   PrivateBancorp ..........................................       29,475
  2,500   S.Y. Bancorp ............................................       61,250
  2,000   Walter Investment Management REIT .......................       36,640
                                                                      ----------
                                                                         231,520
                                                                      ----------
          HEALTH CARE - 8.94%
    300   Atrion ..................................................       48,864
  1,500   Kensey Nash * ...........................................       40,440
    700   Landauer ................................................       42,763

                                                                        MARKET
 SHARES                                                                  VALUE
-------                                                               ----------
HEALTH CARE - (CONTINUED)
  1,500   Meridian Bioscience .....................................   $   34,335
  1,050   Owens & Minor ...........................................       29,904
                                                                      ----------
                                                                         196,306
                                                                      ----------
          INDUSTRIALS - 12.91%
  1,200   Esterline Technologies *  ...............................       72,528
  1,000   FTI Consulting * ........................................       35,460
  2,500   John Bean Technologies ..................................       42,750
  1,500   Omega Flex ..............................................       20,670
     30   Seaboard ................................................       55,621
  1,300   Thomas & Betts * ........................................       56,615
                                                                      ----------
                                                                         283,644
                                                                      ----------
          INFORMATION TECHNOLOGY - 4.64%
  1,000   Mesa Laboratories .......................................       25,750
  5,000   Spectrum Control * ......................................       76,300
                                                                      ----------
                                                                         102,050
                                                                      ----------
          MATERIALS - 4.06%
  3,000   KMG Chemicals ...........................................       41,970
  1,400   Silgan Holdings .........................................       47,250
                                                                      ----------
                                                                          89,220
                                                                      ----------
          TOTAL COMMON STOCKS
             (Cost $1,321,576) ....................................    1,433,360
                                                                      ----------
INVESTMENT COMPANY - 35.02%
769,328   BlackRock Liquidity Funds
             TempCash Portfolio ...................................      769,328
                                                                      ----------
          TOTAL INVESTMENT COMPANY
             (Cost $769,328) ......................................      769,328
                                                                      ----------
TOTAL INVESTMENTS - 100.27%
   (Cost $2,090,904)** ............................................    2,202,688
                                                                      ----------
NET OTHER ASSETS AND LIABILITIES - (0.27)% ........................       (5,957)
                                                                      ----------
NET ASSETS - 100.00% ..............................................   $2,196,731
                                                                      ==========

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $2,090,904.

Gross unrealized appreciation ..   $175,886
Gross unrealized depreciation ..    (64,102)
                                   --------
Net unrealized appreciation ....   $111,784
                                   ========

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 27

Aston Funds

TAMRO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                            Philip D. Tasho, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. While volatility remained, sentiment towards equity markets improved considerably over the past 12 months, helping drive a significant move higher in stocks. Acceleration in merger and acquisition ("M&A") activity and increased demand for higher-quality stocks were the most significant market factors impacting Fund performance. The consolidation news was not limited to any one industry and was a global phenomenon, noted by large premiums offered above market prices and bidding wars from leading companies for must-own services. A pick-up in M&A activity is significant because savvy corporate bidders tend to identify real value in their industries before investors in general. Relative strength in the portfolio was dominated by stock selection in the Information Technology sector in general and was characterized by the take-out offers of two positions: 3PAR and Netezza.

     Importantly, the trend in increased capital investment in the corporate enterprise, where cloud computing is capturing much of corporate spending, figured prominently in the best-performing stocks for the year. Cloud computing allows companies to utilize the internet as the medium to access information that historically had been stored in the company's data center. Why do we think this trend is important? Given the increased complexity of information flow and storage, it saves money and provides more efficiency. We believe cloud computing is at a nascent stage and is one of the most revolutionary changes in corporate IT in 30 years.

Q.   What were the best performing holdings for the Fund during the period?

A. The three best performing stocks were all technology companies: 3PAR, Netezza and Acme Packet. 3PAR, a provider of utility storage for mid-sized to large companies, received an offer from Dell at $18 per share that was quickly countered by a higher offer from Hewlett Packard. Hewlett Packard ultimately won out with its $33 per share all-cash offer. Netezza, a provider of data warehouse solutions, received a $27 offer from IBM. Acme Packet develops technologies that manage the quality of data as it crosses from one network to another. The company experienced strong revenue growth and management raised guidance.

Q.   What were the weakest performing holdings?

A. Detractors from performance included Hornbeck Offshore Services, Glacier Bancorp and Blue Nile. Hornbeck was impacted by the travails in the Gulf of Mexico, which clouded the outlook for deep-water drilling. Glacier Bancorp is a regional multi-bank holding company providing commercial banking services in 60 communities in Montana, Idaho, Utah, Washington, Wyoming and Colorado. While fee income was up, declining securities yields and a lack of loan demand pressured Glacier's net interest margin, as well as the share price. Online jewelry retailer Blue Nile suffered from sluggish earnings and a tepid outlook.

Q.   How was the Fund positioned as of October 31, 2010?

A. The portfolio is broadly diversified, with sector weights resulting from opportunities we see at the stock level through our bottom-up fundamental analysis and valuation work. Information Technology, Finance and Consumer Discretionary continue to be the largest sectors, with a rise in exposure to the Industrials sector - which captures the growing opportunities that small cap companies can capture globally. From TAMRO's investment category perspective, higher quality LEADERS and INNOVATORS, focused on low cost operations and efficiency, comprise 82% of the portfolio. LAGGARDS, or companies undergoing restructuring, make up 18%.

     We remain optimistic that the economic expansion will progress due to fiscal and monetary stimulus, low inflation, improving corporate balance sheets and four quarters of positive economic growth. Although employment growth has been a laggard at this stage in the cycle, hours worked continues to creep upward, increasing the probability that job growth will eventually follow. We continue to seek opportunities and are positive on the long-term outlook for the stock market, but realize that the trajectory may not be linear.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

             TAMRO Small     Russell    Morningstar(R) Small
               Cap Fund    2000 Index      Blend Category
             -----------   ----------   --------------------
11/30/2000      10000         10000             10000
Oct-01          10774          9729              9761
Oct-02          10603          8603              9093
Oct-03          15919         12334             12467
Oct-04          17538         13780             14153
Oct-05          19144         15445             16096
Oct-06          24165         18531             18729
Oct-07          27201         20248             20669
Oct-08          18609         13332             12972
Oct-09          20028         14193             14457
Oct-10          26495         17965             18101

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          32.29%
Five Year          6.72%
Since Inception   10.32%

Inception Date 11/30/00

Average Annual Total Returns - Class I

One Year          32.62%
Five Year          6.99%
Since Inception    6.39%

Inception Date 01/04/05

DUE TO RECENT MARKET CONDITIONS, THE FUND HAS EXPERIENCED RELATIVELY HIGH PERFORMANCE WHICH MAY NOT BE SUSTAINABLE OR REPEATED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.


                                      | 28

Aston Funds

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

TELECOMMUNICATION SERVICES                 2%
CASH & NET OTHER ASSETS AND LIABILITIES    2%
INFORMATION TECHNOLOGY                    20%
CONSUMER DISCRETIONARY                    20%
FINANCIALS                                18%
INDUSTRIALS                               15%
HEALTH CARE                               12%
MATERIALS                                  4%
ENERGY                                     4%
CONSUMER STAPLES                           3%

% OF TOTAL NET ASSETS

                                                                       MARKET
  SHARES                                                                VALUE
----------                                                          ------------
COMMON STOCKS - 98.27%
             CONSUMER DISCRETIONARY - 20.19%
   539,219   Aaron Rents ........................................   $ 10,169,670
   642,600   BJ's Restaurants * .................................     21,302,190
   225,638   Blue Nile * ........................................      9,612,179
   477,589   DSW, Class A * .....................................     15,889,386
 1,890,780   E.W. Scripps, Class A * ............................     16,525,417
   755,808   Grand Canyon Education * ...........................     14,216,748
   623,724   Harman International Industries * ..................     20,925,940
 1,574,716   Liz Claiborne * ....................................      9,637,262
   640,725   Lumber Liquidators * ...............................     15,428,658
   373,022   Morningstar * ......................................     18,210,934
    79,835   Rosetta Stone * ....................................      1,848,180
 1,058,811   Texas Roadhouse * ..................................     16,263,337
   877,551   Winnebago Industries * .............................      8,775,510
                                                                    ------------
                                                                     178,805,411
                                                                    ------------
             CONSUMER STAPLES - 3.54%
   352,395   TreeHouse Foods * ..................................     16,456,847
   416,274   United Natural Foods * .............................     14,885,958
                                                                    ------------
                                                                      31,342,805
                                                                    ------------
             ENERGY - 3.60%
   403,773   Bill Barrett * .....................................     15,242,431
 2,129,144   Precision Drilling * ...............................     16,607,323
                                                                    ------------
                                                                      31,849,754
                                                                    ------------
             FINANCIALS - 18.29%
   460,152   Bank of the Ozarks .................................     17,490,378
   872,425   BioMed Realty Trust, REIT ..........................     16,008,999
   964,794   Colonial Properties Trust, REIT ....................     17,298,756
 1,013,819   East West Bancorp ..................................     17,873,629
   322,769   GAMCO Investors ....................................     13,827,424
 1,162,275   Glacier Bancorp ....................................     15,109,575
   689,915   LaSalle Hotel Properties, REIT .....................     16,344,086
   561,095   Raymond James Financial ............................     15,834,101
 1,124,378   Redwood Trust, REIT ................................     15,943,680
     2,828   Teton Advisors * (a) ...............................         24,038
   505,842   Washington, REIT ...................................     16,202,119
                                                                    ------------
                                                                     161,956,785
                                                                    ------------

                                                                       MARKET
  SHARES                                                                VALUE
----------                                                          ------------
             HEALTH CARE - 12.09%
   256,452   Analogic ...........................................   $ 11,701,905
   558,595   athenahealth * .....................................     22,327,042
 2,133,373   Health Management Associates, Class A * ............     17,088,318
   448,840   NuVasive * .........................................     11,759,608
   278,391   Quality Systems ....................................     17,889,406
   277,141   Teleflex ...........................................     15,450,611
   181,073   United Therapeutics * ..............................     10,864,380
                                                                    ------------
                                                                     107,081,270
                                                                    ------------
             INDUSTRIALS - 15.34%
   508,654   Advisory Board * ...................................     23,810,094
   353,145   Chicago Bridge & Iron * ............................      8,902,785
   721,035   Colfax * ...........................................     11,587,032
   587,596   Corporate Executive Board (The) ....................     18,356,499
   407,274   ESCO Technologies ..................................     13,961,353
   624,849   Forward Air ........................................     16,795,941
   313,917   Franklin Electric ..................................     11,335,543
   667,039   Terex * ............................................     14,975,026
   344,207   Wabtec .............................................     16,122,656
                                                                    ------------
                                                                     135,846,929
                                                                    ------------
             INFORMATION TECHNOLOGY - 19.84%
   520,718   Acme Packet * ......................................     20,594,397
   366,959   Blackboard * .......................................     15,316,869
   837,030   DemandTec * ........................................      8,855,777
   201,512   FactSet Research Systems ...........................     17,688,723
   795,725   Ixia * .............................................     12,453,096
   723,229   NETGEAR * ..........................................     22,282,685
   958,618   RightNow Technologies * ............................     25,039,102
 1,355,641   SeaChange International * ..........................     10,899,354
 1,576,442   Terremark Worldwide * ..............................     15,748,656
 1,380,455   VASCO Data Security International * ................     11,029,835
   781,670   Websense * .........................................     15,727,200
                                                                    ------------
                                                                     175,635,694
                                                                    ------------
             MATERIALS - 3.71%
   335,019   Royal Gold .........................................     16,586,791
   476,903   Texas Industries ...................................     16,295,776
                                                                    ------------
                                                                      32,882,567
                                                                    ------------
             TELECOMMUNICATION SERVICES - 1.67%
 1,088,161   Cbeyond * ..........................................     14,744,582
                                                                    ------------
             TOTAL COMMON STOCKS
                (Cost $664,099,293) .............................    870,145,797
                                                                    ------------
INVESTMENT COMPANY - 1.50%
13,237,735   BlackRock Liquidity Funds
                TempCash Portfolio ..............................     13,237,735
                                                                    ------------
             TOTAL INVESTMENT COMPANY
                (Cost $13,237,735)                                    13,237,735
                                                                    ------------
TOTAL INVESTMENTS - 99.77%
   (Cost $677,337,028)**.........................................    883,383,532
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - 0.23%.........................      2,052,412
                                                                    ------------
NET ASSETS - 100.00%.............................................   $885,435,944
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 29

Aston Funds

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $684,370,663.

Gross unrealized appreciation...   $215,678,952
Gross unrealized depreciation...    (16,666,083)
                                   ------------
Net unrealized appreciation.....   $199,012,869
                                   ============

(a) This security has been determined by the Sub-Adviser to be an illiquid security. At October 31, 2010, this security amounted to $24,038 or 0.00% of net assets.

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 30

Aston Funds

RIVER ROAD SELECT VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

 (Formerly the River Road Small-Mid Cap Fund) James C. Shircliff, CFA; R. Andrew
                                                Beck & Henry W. Sanders III, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. A robust recovery in the equity markets has occurred over the past 12 months. Historically, when equities rally aggressively in the early stages of a market recovery, the Fund's low-beta, value-oriented investment style lags the benchmark. The Fund's return was positive for the period but underperformed relative to its benchmark. Seven sectors contributed negatively to relative performance with the largest impact coming from Financials. Consumer Staples also had a negative impact from an over-weight position and lagging stock returns. The largest positive contribution was from the Consumer Discretionary sector.

Q.   What were the best performing holdings for the Fund during the period?

A. The two holdings with the largest positive contribution to the Fund's total return during the period were PetSmart and Amerco. PetSmart is the largest pet supply retailer in North America. Its revenues have been strong due to higher average ticket sizes, increases in service sales, and the introduction of flea and tick products, all of which contributed to same-store sales gains. Gross margin expansion and solid cost controls also led to higher levels of profitability. Amerco provides rental truck and storage services in the U.S. under the UHAUL brand. From 2006 to 2008, the company used debt to finance the upgrade of its trucking fleet. This investment led to volume and pricing gains, plus reduced repair and maintenance expenses. The resulting operating leverage and earnings gains have allowed the company to rapidly reduce its debt levels.

Q.   What were the weakest performing holdings?

A. The two holdings with the largest negative contribution to the Fund's total return were People's United Financial and TeleCommunication Systems. People's United is, in our opinion, an overcapitalized bank in the Northeast United States. The company failed to significantly deploy its excess capital in FDIC assisted bank deals after the credit crisis, when the loss-sharing agreements were favorable to financially-strong banking institutions. This idle capital has subsequently harmed the company's ROE and ROA profitability measures. This position has been trimmed to manage losses. TeleCommunication Systems provides wireless data communications solutions for commercial and government customers. In December 2009, the company extended its location-based services portfolio by acquiring Networks in Motion. Shortly thereafter, Google began offering a free navigation application that competed with TeleCommunication System's paid offerings. We liquidated the Fund's position in the stock as we sought to manage unrealized losses in lower conviction holdings.

Q.   How was the Fund positioned as of October 31, 2010?

A. Stocks are less attractively priced than they were one year ago. The Fed is ready to expand its second round of quantitative easing, yet, housing and employment trends remain weak, fiscal policy is uncertain, and CEO sentiment is cautious. Thus, we are positioning the Fund with an eye toward stocks that we believe are less correlated with the broader market and are concentrating our positions in high-conviction ideas - firms with sustainable business models, strong balance sheets, and good management teams that can prosper in a period of anemic economic growth.

                            GROWTH OF A HYPOTHETICAL

                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

              River Road Small   Russell 2500   Morningstar Small
                -Mid Cap Fund     Value Index     Value Category
              ----------------   ------------   -----------------
03/29/2007*         10000            10000            10000
Oct-07              10130             9736             9917
Oct-08               7130             6461             6629
Oct-09               7724             7013             7373
Oct-10               9026             8898             9168

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          16.86%
Since Inception   -2.81%

Inception Date 03/29/2007

Average Annual Total Returns - Class I

One Year          17.19%
Since Inception   -4.24%

Inception Date 06/28/2007

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 31

Aston Funds

RIVER ROAD SELECT VALUE FUND
(FORMERLY KNOWN AS RIVER ROAD SMALL-MID CAP FUND)               OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

ENERGY                                     2%
TELECOMMUNICATION SERVICES                 1%
CONSUMER DISCRETIONARY                    24%
FINANCIALS                                20%
INDUSTRIALS                               15%
CONSUMER STAPLES                           9%
HEALTH CARE                                9%
MATERIALS                                  6%
INFORMATION TECHNOLOGY                     6%
UTILITIES                                  5%
CASH & NET OTHER ASSETS AND LIABILITIES    3%

% OF TOTAL NET ASSETS

                                                                       MARKET
   SHARES                                                               VALUE
------------                                                        ------------
COMMON STOCKS - 96.66%
               CONSUMER DISCRETIONARY - 24.16%
      33,840   Abercrombie & Fitch, Class A .....................   $  1,450,382
     119,040   Big Lots * .......................................      3,734,285
      84,580   Bob Evans Farms ..................................      2,427,446
      83,850   Cracker Barrel Old Country Store .................      4,518,676
     179,480   Dress Barn * .....................................      4,117,271
     224,980   Fred's, Class A ..................................      2,695,260
      67,400   International Speedway, Class A ..................      1,539,416
      86,780   Madison Square Garden, Class A * .................      1,804,156
     166,360   OfficeMax * ......................................      2,944,572
      65,370   Papa John's International * ......................      1,688,507
     115,160   Pep Boys (The) -Manny, Moe, & Jack ...............      1,346,220
     290,400   PetSmart .........................................     10,869,672
     141,270   Regis ............................................      2,888,972
     191,980   Rent-A-Center ....................................      4,826,377
      35,200   Signet Jewelers * ................................      1,238,336
      87,510   UniFirst .........................................      4,028,085
                                                                    ------------
                                                                      52,117,633
                                                                    ------------
               CONSUMER STAPLES - 8.70%
      56,710   BJ's Wholesale Club * ............................      2,366,508
      27,930   Coca-Cola Bottling ...............................      1,489,228
      71,510   Industrias Bachoco, SP ADR (Mexico) (a) ..........      1,518,157
      52,886   J & J Snack Foods ................................      2,267,223
     238,050   Ruddick ..........................................      8,307,945
      96,670   Village Super Market, Class A ....................      2,822,764
                                                                    ------------
                                                                      18,771,825
                                                                    ------------
               ENERGY - 2.00%
      39,520   Bristow Group * ..................................      1,532,586
     103,600   Frontier Oil .....................................      1,372,700
      42,551   QEP Resources ....................................      1,405,460
                                                                    ------------
                                                                       4,310,746
                                                                    ------------
               FINANCIALS - 20.01%
      11,839   Alleghany * ......................................      3,557,383
     133,495   Alterra Capital Holdings .........................      2,696,599

                                                                       MARKET
   SHARES                                                               VALUE
------------                                                        ------------
               FINANCIALS (CONTINUED)
     115,870   Cincinnati Financial .............................   $  3,411,213
      84,057   Commerce Bancshares ..............................      3,096,660
      48,300   eHealth * ........................................        652,533
     101,110   Federated Investors, Class B .....................      2,518,650
     199,310   Hilltop Holdings * ...............................      1,991,107
     160,620   Knight Capital Group, Class A * ..................      2,092,879
      42,840   Navigators Group * ...............................      1,969,355
      63,850   OneBeacon Insurance Group, Class A ...............        899,008
      50,830   Oppenheimer Holdings, Class A ....................      1,293,624
      60,670   PartnerRe ........................................      4,812,344
     278,350   People's United Financial ........................      3,426,489
      31,570   Republic Bancorp, Class A ........................        645,291
      81,450   UMB Financial ....................................      3,018,537
     183,330   W. R. Berkley ....................................      5,045,242
       6,421   White Mountains Insurance Group ..................      2,049,583
                                                                    ------------
                                                                      43,176,497
                                                                    ------------
               HEALTH CARE - 8.63%
      13,820   Air Methods * ....................................        565,238
      31,470   Chemed ...........................................      1,854,842
      78,260   Ensign Group .....................................      1,468,940
      33,770   Haemonetics * ....................................      1,845,530
      88,440   ICU Medical * ....................................      3,228,060
      62,110   Immucor * ........................................      1,080,714
      76,810   Kindred Healthcare * .............................      1,053,833
      42,530   LHC Group * ......................................      1,144,057
     111,350   Martek Biosciences * .............................      2,444,132
      27,180   National Healthcare ..............................        989,624
      85,950   STERIS ...........................................      2,941,209
                                                                    ------------
                                                                      18,616,179
                                                                    ------------
               INDUSTRIALS - 14.66%
      82,110   Administaff ......................................      2,152,103
      30,555   AMERCO * .........................................      2,515,288
     135,880   Brink's ..........................................      3,206,768
      83,410   Copart * .........................................      2,824,263
      53,660   Corporate Executive Board (The) ..................      1,676,338
      36,780   Cubic ............................................      1,602,505
      92,060   Dolan * ..........................................        985,042
     157,300   Equifax ..........................................      5,211,349
      70,400   G & K Services, Class A ..........................      1,740,288
     250,830   Geo Group * ......................................      6,433,789
      66,755   Korn/Ferry International * .......................      1,176,891
      91,110   Tutor Perini * ...................................      2,114,663
                                                                    ------------
                                                                      31,639,287
                                                                    ------------
               INFORMATION TECHNOLOGY - 6.07%
      95,010   DST Systems ......................................      4,111,083
     196,320   Ingram Micro, Class A * ..........................      3,467,011
      76,950   Ituran Location and Control (Israel) .............      1,196,572
      89,760   j2 Global Communications * .......................      2,365,176
      49,710   ManTech International, Class A * .................      1,949,129
                                                                    ------------
                                                                      13,088,971
                                                                    ------------
               MATERIALS - 6.30%
     195,400   AptarGroup .......................................      8,769,552
     215,620   Glatfelter .......................................      2,682,313
      31,760   Stepan ...........................................      2,141,894
                                                                    ------------
                                                                      13,593,759
                                                                    ------------
               TELECOMMUNICATION SERVICES - 0.76%
      90,480   nTelos Holdings ..................................      1,644,022
                                                                    ------------
               UTILITIES - 5.37%
     105,700   Avista ...........................................      2,308,488
      61,540   Energen ..........................................      2,747,146

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 32

Aston Funds

RIVER ROAD SELECT VALUE FUND
(FORMERLY KNOWN AS RIVER ROAD SMALL-MID CAP FUND)               OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                       MARKET
   SHARES                                                               VALUE
------------                                                        ------------
               UTILITIES (CONTINUED)
      58,890   National Fuel Gas ................................   $  3,249,550
      60,912   SJW ..............................................      1,474,070
      51,390   UniSource Energy .................................      1,802,247
                                                                    ------------
                                                                      11,581,501
                                                                    ------------
               TOTAL COMMON STOCKS
                  (Cost $180,192,324) ...........................    208,540,420
                                                                    ------------
INVESTMENT COMPANY - 3.54%
   7,647,598   BlackRock Liquidity Funds
                  TempCash Portfolio ............................      7,647,598
                                                                    ------------
               TOTAL INVESTMENT COMPANY
                  (Cost $7,647,598) .............................      7,647,598
                                                                    ------------
TOTAL INVESTMENTS - 100.20%
   (Cost $187,839,922)** ........................................    216,188,018
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - (0.20)% ......................       (434,431)
                                                                    ------------
NET ASSETS - 100.00% ............................................   $215,753,587
                                                                    ============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $189,167,669.

Gross unrealized appreciation ..   $32,111,923
Gross unrealized depreciation ..    (5,091,574)
                                   -----------
Net unrealized appreciation ....   $27,020,349
                                   ===========

(a) This security has been determined by the Sub-Adviser to be an illiquid security. At October 31, 2010, this security amounted to $1,518,157 or 0.70% of net assets.

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 33

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

             James C. Shircliff, CFA; R. Andrew Beck & Henry W. Sanders III, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. A robust recovery in the equity markets has occurred over the past 12 months. Historically, when equities rally aggressively in the early stages of a market recovery, the Fund's low-beta, value-oriented investment style lags the benchmark. The Fund's return was positive for the period but underperformed relative to its benchmark. Six sectors contributed negatively to relative performance with the largest impact coming from Consumer Staples. A significant underweight position and poor returns in the Financials sector also negatively impacted returns. The largest positive contribution was from the Energy sector.

Q.   What were the best performing holdings for the Fund during the period?

A. The two holdings with the largest positive contribution to total return during the period were Amerco and Cracker Barrel Old Country Store. Amerco provides rental truck and storage services in the U.S. under the UHAUL brand. From 2006 to 2008, the company used debt to finance the upgrade of its trucking fleet. This investment led to volume and pricing gains, plus reduced repair and maintenance expenses. The resulting operating leverage and earnings gains have allowed the company to rapidly reduce its debt levels. Cracker Barrel operates nearly 600 restaurant/ gift shops in 41 states. On the restaurant side, the company benefited from lower food costs and reduced labor expense, which positively contributed to margins. In its gift shops, management liquidated a significant portion of its retail inventories which subsequently resulted in fewer markdowns. These actions led to better than expected financial results.

Q.   What were the weakest performing holdings?

A. The two holdings with the largest negative contribution to the Fund's total return were TeleCommunication Systems and Lincoln Educational Services. TeleCommunication Systems provides wireless data communications solutions for commercial and government customers. In December 2009, the company extended its location-based services portfolio by acquiring Networks in Motion. Shortly thereafter, Google began offering a free navigation application that competed with TeleCommunication System's paid offerings. Lincoln is a for-profit education company that has been exposed to unprecedented regulatory headwinds. In July, the Department of Education issued a "Gainful Employment" proposal that sought to limit the availability of government aid. We did not anticipate such pressures in a period of high unemployment. Our sell discipline led to the elimination of both positions from the Fund's portfolio.

Q.   How was the Fund positioned as of October 31, 2010?

A. Stocks are less attractively priced than they were one year ago. The Fed is ready to expand its second round of quantitative easing, yet, housing and employment trends remain weak, fiscal policy is uncertain, and CEO sentiment is cautious. Thus, we are positioning the Fund with an eye toward stocks that we believe are less correlated with the broader market and are concentrating our positions in high-conviction ideas - firms with sustainable business models, strong balance sheets, and good management teams that can prosper in a period of anemic economic growth.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

         River Road Small   Russell 2000   Morningstar(R) Small
          Cap Value Fund     Value Index    Cap Value Category
         ----------------   ------------   --------------------
Jun-05         10000            10000              10000
Oct-05         10280            10050              10123
Oct-06         13460            12352              11808
Oct-07         14553            12605              12464
Oct-08          9821             8755               8332
Oct-09         10803             8927               9267
Oct-10         12272            11108              11522

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          13.60%
Five Year          3.61%
Since Inception    3.90%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year          13.80%
Since Inception   -3.16%

Inception Date 12/13/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.


                                      | 34

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

ENERGY                                     3%
TELECOMMUNICATION SERVICES                 1%
CONSUMER DISCRETIONARY                    24%
FINANCIALS                                16%
CONSUMER STAPLES                          12%
INDUSTRIALS                               16%
HEALTH CARE                               10%
INFORMATION TECHNOLOGY                     7%
MATERIALS                                  6%
CASH & NET OTHER ASSETS AND LIABILITIES    2%
UTILITIES                                  3%

%   OF TOTAL NET ASSETS

                                                                       MARKET
  SHARES                                                               VALUE
----------                                                         -------------
COMMON STOCKS - 98.23%
             CONSUMER DISCRETIONARY - 24.17%
   262,440   Big Lots * ........................................   $   8,232,743
   208,380   Bob Evans Farms ...................................       5,980,506
    93,620   Churchill Downs ...................................       3,391,853
   194,636   Cracker Barrel Old Country Store ..................      10,488,934
   391,959   Dress Barn * ......................................       8,991,539
   644,968   Fred's, Class A ...................................       7,726,717
   108,092   Frisch's Restaurants ..............................       2,388,833
   157,030   International Speedway, Class A ...................       3,586,565
   649,838   Mac-Gray (a) ......................................       7,895,532
   190,820   Madison Square Garden, Class A * ..................       3,967,148
   302,540   Monarch Casino & Resort * (a) .....................       3,494,337
    97,194   Nathan's Famous * .................................       1,558,020
   349,120   OfficeMax * .......................................       6,179,424
   142,988   Papa John's International * .......................       3,693,380
   251,800   Pep Boys (The) -Manny, Moe, & Jack ................       2,943,542
   231,857   PetMed Express ....................................       3,582,191
   214,900   PetSmart ..........................................       8,043,707
   310,370   Regis .............................................       6,347,067
   447,325   Rent-A-Center .....................................      11,245,751
   166,990   Universal Electronics * ...........................       3,516,809
                                                                   -------------
                                                                     113,254,598
                                                                   -------------
             CONSUMER STAPLES - 11.71%
   139,150   BJ's Wholesale Club * .............................       5,806,729
    64,077   Coca-Cola Bottling ................................       3,416,586
   664,059   Harbinger Group * (a) .............................       3,426,544
   243,984   Industrias Bachoco, SP ADR (Mexico) (a) ...........       5,179,780
   120,803   J & J Snack Foods .................................       5,178,825
   562,211   Ruddick ...........................................      19,621,164
   184,930   Seneca Foods, Class A * ...........................       4,271,883
   273,369   Village Super Market, Class A .....................       7,982,375
                                                                   -------------
                                                                      54,883,886
                                                                   -------------
             ENERGY - 3.06%
    89,380   Bristow Group * ...................................       3,466,156
   830,909   Evolution Petroleum * .............................       4,935,599

                                                                       MARKET
  SHARES                                                                VALUE
----------                                                         -------------
             ENERGY (CONTINUED)
   238,240   Frontier Oil ......................................   $   3,156,680
   750,860   Gastar Exploration * ..............................       2,763,165
                                                                   -------------
                                                                      14,321,600
                                                                   -------------
             FINANCIALS - 15.84%
   310,351   Alterra Capital Holdings ..........................       6,269,090
   135,050   Avatar Holdings * .................................       2,463,312
    18,360   Capital Southwest .................................       1,774,127
   386,850   Dime Community Bancshares .........................       5,644,141
   150,880   eHealth * .........................................       2,038,389
   161,010   Federated Investors, Class B ......................       4,010,759
    42,845   First Citizens BancShares, Class A ................       8,002,589
   143,380   FPIC Insurance Group * ............................       5,078,520
    22,509   Gyrodyne Company of America REIT * ................       1,733,193
   417,160   Hilltop Holdings * ................................       4,167,428
   356,230   Knight Capital Group, Class A * ...................       4,641,677
   526,823   Medallion Financial ...............................       4,230,389
    98,107   Navigators Group * ................................       4,509,979
   159,663   OneBeacon Insurance Group, Class A ................       2,248,055
   163,909   Oppenheimer Holdings, Class A .....................       4,171,484
    84,140   Republic Bancorp, Class A .........................       1,719,822
   177,450   UMB Financial .....................................       6,576,297
    15,574   White Mountains Insurance Group ...................       4,971,221
                                                                   -------------
                                                                      74,250,472
                                                                   -------------
             HEALTH CARE - 9.84%
    30,289   Air Methods * .....................................       1,238,820
   112,360   Cantel Medical ....................................       2,080,907
    65,355   Chemed ............................................       3,852,024
   191,320   Ensign Group ......................................       3,591,076
    81,880   Haemonetics * .....................................       4,474,742
   208,764   ICU Medical * .....................................       7,619,886
   121,890   Immucor * .........................................       2,120,886
   157,920   Kindred Healthcare * ..............................       2,166,662
    94,242   LHC Group * .......................................       2,535,110
   274,900   Martek Biosciences * ..............................       6,034,055
    85,810   National Healthcare ...............................       3,124,342
   213,260   STERIS ............................................       7,297,757
                                                                   -------------
                                                                      46,136,267
                                                                   -------------
             INDUSTRIALS - 16.10%
   177,090   Administaff .......................................       4,641,529
    67,040   AMERCO * ..........................................       5,518,733
   407,320   APAC Customer Services * ..........................       2,472,432
   298,746   Brink's ...........................................       7,050,406
   117,960   Copart * ..........................................       3,994,126
   123,600   Corporate Executive Board (The) ...................       3,861,264
    80,300   Cubic .............................................       3,498,671
   268,930   Dolan * ...........................................       2,877,551
   176,349   G & K Services, Class A ...........................       4,359,347
   555,740   Geo Group * .......................................      14,254,731
   143,080   Korn/Ferry International * ........................       2,522,500
   184,455   Standard Parking * ................................       3,152,336
   212,040   Tutor Perini * ....................................       4,921,448
   191,163   UniFirst ..........................................       8,799,233
   437,490   Volt Information Sciences * .......................       3,534,919
                                                                   -------------
                                                                      75,459,226
                                                                   -------------
             INFORMATION TECHNOLOGY - 7.43%
    75,220   Computer Services (a) .............................       1,651,079
   207,470   DST Systems .......................................       8,977,227
   347,460   Electro Rent ......................................       5,163,256
   332,483   Ingram Micro, Class A * ...........................       5,871,650
   179,430   Ituran Location and Control (Israel) (a) ..........       2,790,137

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 35

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                       MARKET
  SHARES                                                               VALUE
----------                                                         -------------
             INFORMATION TECHNOLOGY (CONTINUED)
   231,800   j2 Global Communications * ........................   $   6,107,930
   108,400   ManTech International, Class A * ..................       4,250,364
                                                                   -------------
                                                                      34,811,643
                                                                   -------------
             MATERIALS - 6.45%
   429,146   AptarGroup ........................................      19,260,072
   462,096   Glatfelter ........................................       5,748,474
    77,730   Stepan ............................................       5,242,111
                                                                   -------------
                                                                      30,250,657
                                                                   -------------
             TELECOMMUNICATION SERVICES - 0.90%
   230,823   nTelos Holdings ...................................       4,194,054
                                                                   -------------
             UTILITIES - 2.73%
   247,130   Avista ............................................       5,397,319
   122,786   SJW ...............................................       2,971,421
   126,370   UniSource Energy ..................................       4,431,796
                                                                   -------------
                                                                      12,800,536
                                                                   -------------
             TOTAL COMMON STOCK
                (Cost $391,934,600) ............................     460,362,939
                                                                   -------------
INVESTMENT COMPANY - 2.91%
13,638,121   BlackRock Liquidity Funds
                TempFund Portfolio .............................      13,638,121
                                                                   -------------
             TOTAL INVESTMENT COMPANY
                (Cost $13,638,121) .............................      13,638,121
                                                                   -------------
TOTAL INVESTMENTS - 101.14%
   (Cost $405,572,721)** .......................................     474,001,060
                                                                   -------------
NET OTHER ASSETS AND LIABILITIES - (1.14)% .....................      (5,330,612)
                                                                   -------------
NET ASSETS - 100.00%  . ........................................   $ 468,670,448
                                                                   =============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $407,824,903.

Gross unrealized appreciation ...   $ 76,781,712
Gross unrealized depreciation ...    (10,605,555)
                                    ------------
Net unrealized appreciation .....   $ 66,176,157
                                    ============

(a) These securities have been determined by the Sub-Adviser to be illiquid securities. At October 31, 2010, these securities amounted to $24,437,409 or 5.21% of net assets.

REIT   Real Estate Investment Trust

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 36

Aston Funds

NEPTUNE INTERNATIONAL FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                                    Robin Geffen

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The end of 2009 saw a substantial improvement in world economic data and leading indicators, with global markets rallying as they priced in a return to better-than-expected growth. This provided a very positive back-ground for the Fund, which was overweight in Consumer Staples, Materials and Information Technology - three of the top performing sectors in the final quarter of the year.

     Moving into 2010, global markets were initially muted before the significant gains of the previous year were extended. Yet despite overall positive action, the markets had a number of concerns to digest, with sovereign debt issues as well as steps toward policy tightening in the emerging economies causing concerns. During this period, the Fund's largest single country weighting was in the UK, where we were focused primarily on the Consumer Staples sector. Given the scale of economic growth witnessed in the preceding year, this sector performed very well as inflationary concerns mounted.

     However, as 2010 progressed, the scale of the structural problems faced by the developed economies started to unnerve the market. On top of this, momentum of economic data in the major developed economies slowed, taking market optimism down from the early April highs. We retained our focus on domestic stories within the emerging markets which enjoy a greater degree of insulation from external demand shocks and are geared into far healthier economic fundamentals. Elsewhere in the world, our preference for industry-dominant companies, especially if they had exposure to either the emerging market consumer or other structural growth trends, was beneficial.

     Global equity markets continued to be volatile after the challenges of the second quarter. July was a very strong month, underpinned by an increase in risk appetite as concerns regarding the European debt situation moderated. However, disappointing data from the U.S. saw some weakness in August, before the markets rebounded strongly again from September.

     Against this background, the Fund continued to perform strongly by focusing on high quality market leaders in the developed world and the best growth opportunities in the emerging economies.

Q.   What were the best performing holdings for the Fund during the period?

A. Over the twelve month period, the Chinese search engine pioneer, Baidu, was consistently one of the best performers in the Fund, with its continued growth reflecting excellent results. Elsewhere, Norwegian fertilizer manufacturer, Yara, benefited from rising soft commodity prices and was a notable contributor to the Fund's performance, despite suffering a temporary sell-off in the second quarter when risk appetite was reduced.

Q.   What were the weakest performing holdings?

A. In the final months of 2009, Financials underperformed and our holdings in Tullet Prebon and UBS detracted from the Fund's performance. Given our poor outlook on the Financials sector in the Organization for Economic Co-Operation and Development (OECD), we sold these stocks. However, during the first quarter of this year, Financials temporarily reversed their underperformance and our underweight position in the sector therefore was a negative contributor to performance. We do, however, continue to be cautious with regard to OECD-based financials.

Q.   How was the Fund positioned as of October 31, 2010?

A. The Fund is neither cyclically nor aggressively positioned. Rather, it continues to focus on what we believe to be the very best investment opportunities in both the developed world and the emerging economies. Question marks over the sustainability and breadth of the OECD recovery warrant a reasonably cautious stance, whereas such concerns are less vital to the emerging market economic powerhouses at the core of the Fund - namely China and Russia. As such, we remain well placed to take advantage of the themes playing out as the world economy continues its rapid realignment after the financial crisis; themes long-indentified by our in-house research.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                              (PERFORMANCE GRAPH)

                  Neptune         MSCI EAFE &        Morningstar
               International   Emerging Markets    Foreign Large
              Fund - Class I         Index        Growth Category
              --------------   ----------------   ---------------
08/06/2007*        10000             10000             10000
Oct-07             12230             11019             11239
Oct-08              5925              5649              5641
Oct-09              7242              7597              7277
Oct-10              8992              8501              8536

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          23.76%
Since Inception   -9.33%

Inception Date 06/17/08

Average Annual Total Returns - Class I

One Year          24.16%
Since Inception   -3.22%

Inception Date 08/06/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT.


                                      | 37

Aston Funds

NEPTUNE INTERNATIONAL FUND                                      OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    3%
CONSUMER STAPLES                          23%
INFORMATION TECHNOLOGY                    15%
FINANCIALS                                15%
ENERGY                                    13%
MATERIALS                                  9%
INDUSTRIALS                                6%
HEALTH CARE                                6%
CONSUMER DISCRETIONARY                     5%
TELECOMMUNICATION SERVICES                 5%

%   OF TOTAL NET ASSETS

                                                                       MARKET
 SHARES                                                                VALUE
-------                                                            -------------
COMMON STOCKS - 97.20%
          AUSTRALIA - 1.53%
  5,000   Foster's Group .......................................   $      28,603
                                                                   -------------
          BRAZIL - 1.82%
  1,000   Petroleo Brasileiro, ADR .............................          34,120
                                                                   -------------
          CHINA - 33.44%
  1,750   Baidu, SP ADR * ......................................         192,517
 55,000   Bank of China ........................................          32,924
 40,000   China Construction Bank ..............................          38,136
 10,000   China Life Insurance .................................          43,799
  5,000   China Mobile .........................................          50,927
 25,000   China Oilfield Services ..............................          40,574
 40,000   China South Locomotive and Rolling Stock .............          40,716
 30,000   CNOOC ................................................          62,158
 30,000   Mandarin Oriental International ......................          57,300
 20,000   Shangri-La Asia ......................................          44,999
  1,000   Tencent Holdings .....................................          22,900
                                                                   -------------
                                                                         626,950
                                                                   -------------
          INDIA - 4.04%
    800   ICICI Bank, SP ADR ...................................          42,064
    500   Infosys Technologies, SP ADR .........................          33,720
                                                                   -------------
                                                                          75,784
                                                                   -------------
          JAPAN - 1.31%
  1,000   Komatsu ..............................................          24,506
                                                                   -------------
          LUXEMBOURG - 0.81%
    500   Evraz Group, GDR * ...................................          15,160
                                                                   -------------
          NETHERLANDS - 3.98%
  1,000   Akzo Nobel ...........................................          59,375
  1,000   VimpelCom, SP ADR * ..................................          15,330
                                                                   -------------
                                                                          74,705
                                                                   -------------

                                                                       MARKET
 SHARES                                                                VALUE
-------                                                            -------------
          NORWAY - 2.81%
  1,000   Yara International ...................................   $      52,590
                                                                   -------------
          RUSSIA - 21.36%
  2,000   Gazprom, SP ADR ......................................          43,700
    500   LUKOIL, SP ADR .......................................          27,925
  2,000   Mining and Metallurgical Company Norilsk Nickel,
             ADR ...............................................          37,300
  1,250   Mobile TeleSystems, SP ADR ...........................          27,062
  2,000   Polyus Gold, SP ADR ..................................          59,800
  5,000   Rosneft Oil, GDR .....................................          34,850
    110   Sberbank, GDR * ......................................          41,337
  3,000   Wimm-Bill-Dann Foods, ADR ............................          76,080
  1,250   X 5 Retail Group, GDR * ..............................          52,375
                                                                   -------------
                                                                         400,429
                                                                   -------------
          SWITZERLAND - 2.47%
    800   Novartis AG ..........................................          46,380
                                                                   -------------
          TAIWAN - 1.75%
  3,000   Taiwan Semiconductor Manufacturing, SP ADR ...........          32,730
                                                                   -------------
          UNITED KINGDOM - 21.88%
  1,000   AstraZeneca ..........................................          50,146
  1,000   British American Tobacco .............................          38,136
  2,500   Diageo ...............................................          46,148
  1,000   GlaxoSmithKline ......................................          19,565
  2,999   HSBC Holdings ........................................          31,192
  1,000   Imperial Tobacco Group ...............................          32,031
  5,000   Rolls-Royce Group ....................................          51,876
320,000   Rolls-Royce Group, C Shares * (a) (b) ................             513
  1,500   Standard Chartered ...................................          43,396
    187   Standard Chartered * (a) .............................           5,424
  5,000   Tesco ................................................          34,198
  2,000   Unilever .............................................          57,653
                                                                   -------------
                                                                         410,278
                                                                   -------------
          TOTAL COMMON STOCKS
             (Cost $1,715,756) .................................       1,822,235
                                                                   -------------
INVESTMENT COMPANY - 3.49%
 65,521   BlackRock Liquidity Funds
             TempCash Portfolio ................................          65,521
                                                                   -------------
          TOTAL INVESTMENT COMPANY
             (Cost $65,521) ....................................          65,521
                                                                   -------------
TOTAL INVESTMENTS - 100.69%
   (Cost $1,781,277)** .........................................       1,887,756
                                                                   -------------
NET OTHER ASSETS AND LIABILITIES - (0.69)% .....................         (13,001)
                                                                   -------------
NET ASSETS - 100.00% ...........................................   $   1,874,755
                                                                   =============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,781,278.

Gross unrealized appreciation ...   $ 319,142
Gross unrealized depreciation ...    (212,664)
                                    ---------
Net unrealized appreciation .....   $ 106,478
                                    =========

(a) Securities with a total aggregate market value of $5,937 or 0.32% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

(b) This security has been determined by the Sub-Adviser to be an illiquid security. At October 31, 2010, this security amounted to $513 or 0.03% of net assets.

ADR    American Depositary Receipt
GDR    Global Depositary Receipt
SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 38

Aston Funds

BARINGS INTERNATIONAL FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                            David Bertocchi, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Fund performance during the period was strong in both relative and absolute terms. The single most significant driver of performance has been positioning within the Financials sector. We have had a sizable underweight to the European banking sector, believing that balance sheets were weak and vulnerable to shocks to the still-weak global financial system. During the period we saw those shocks in the form of the European sovereign debt crisis and the subsequent funding problems for the banking sector, leading to underperformance. In contrast, we have been over-weight Asian and Emerging financials, where under-penetration of financial products and strong balance sheets have allowed for strong revenue growth. Performance also benefited from the loose monetary policy environment that drove the gold price to new record highs. During the period, the Fund had a sizable allocation to gold mining equities, most of which performed well.

Q.   What were the best performing holdings for the Fund during the period?

A. Yara International, a Norwegian fertilizer company, was the best performing stock during the period, benefiting from the strong rise in soft commodity prices as adverse weather conditions and low inventories led to upward pressure on crop prices. German medical technology company Fresenius was also a major contributor. Fresenius enjoys a strong market position in dialysis machines. Demographics and increasing obesity make this a secular growth area. UK online motor insurer Admiral also performed well, driven by rising motor premiums. As the lowest cost producer they gained significant market share as competitors were forced to raise prices due to the low interest rate environment.

Q.   What were the weakest performing holdings?

A. The worst performing stock was Aquarius Platinum, a South African mining company, whose shares were under pressure from the fallout following fatalities at its mines. UK bank note printer De La Rue performed poorly, following production problems at one of its bank note printing operations. Petroleo Brasil was also a disappointing performer as the capital raising to fund the development of the offshore Brazil discoveries was larger than anticipated.

Q.   How was the Fund positioned as of October 31, 2010?

A. Fund positioning reflects our view that the recovery from the financial and economic crisis will continue, but that real growth in the Western world will be at lower levels than seen in past decades. In an extended period of lower economic growth, we believe companies that can deliver strong top line improvement will enjoy a premium rating, so we look for companies that can deliver secular growth. A subdued earnings outlook leads us to remain underweight Western banks, in favor of Asian and Emerging Market banks. With monetary policy expected to remain extremely loose, we continue to have significant positions in gold miners and agricultural chemicals stocks, as we expect the gold price and food prices to continue to be strong.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                              (PERFORMANCE GRAPH)

                  Neptune                            Moringstar
               International      MSCI EAFE &      Foreign Large
              Fund - Class I   Emerging Markets   Growth Category
              --------------   ----------------   ---------------
11/02/2007*        10000             10000             10000
Apr-08              9040              9078              8968
Oct-08              5080              5337              5234
Apr-09              5166              5196              5062
Oct-09              6457              6816              6540
Apr-10              6687              6985              6863
Oct-10              7290              7386              7356

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/10

Total Returns - Class N

Cumulative Since Inception   11.73%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year           12.89%
Since Inception   -10.00%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 39

Aston Funds

BARINGS INTERNATIONAL FUND                                      OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    1%
RIGHTS                                     1%
FINANCIALS                                23%
CONSUMER DISCRETIONARY                    12%
MATERIALS                                 12%
CONSUMER STAPLES                          10%
ENERGY                                    10%
HEALTH CARE                                9%
INDUSTRIALS                                8%
INFORMATION TECHNOLOGY                     7%
TELECOMMUNICATION SERVICES                 5%
UTILITIES                                  2%

%   OF TOTAL NET ASSETS

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                            ------------
 COMMON STOCKS - 98.41%
            AUSTRALIA - 2.64%
   12,490   Newcrest Mining .....................................   $    488,892
  195,554   Paladin Energy * ....................................        785,373
                                                                    ------------
                                                                       1,274,265
                                                                    ------------
            BRAZIL - 2.31%
   42,757   Hypermarcas * .......................................        704,109
   12,002   Petroleo Brasileiro, ADR ............................        409,508
                                                                    ------------
                                                                       1,113,617
                                                                    ------------
            CHINA - 3.03%
  914,000   Industrial and Commercial Bank of China, Class H ....        735,799
   31,700   Tencent Holdings ....................................        725,915
                                                                    ------------
                                                                       1,461,714
                                                                    ------------
            FRANCE - 9.38%
    5,138   LVMH Moet Hennessy Louis Vuitton ....................        805,215
   16,556   Publicis Groupe .....................................        824,701
   10,711   Sanofi-Aventis ......................................        748,066
   31,066   SES .................................................        796,226
   38,338   Suez Environnement ..................................        749,429
   11,102   Vinci ...............................................        593,042
                                                                    ------------
                                                                       4,516,679
                                                                    ------------
            GERMANY - 6.42%
   10,370   Bayer ...............................................        773,900
    9,894   Deutsche Boerse .....................................        696,239
   10,513   Fresenius ...........................................        942,452
    4,341   Muenchener Rueckversicherungs-Gesellschaft ..........        678,800
                                                                    ------------
                                                                       3,091,391
                                                                    ------------

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                            ------------
            HONG KONG - 4.69%
  251,500   BOC Hong Kong Holdings ..............................   $    788,447
  459,000   SJM Holdings ........................................        682,171
   46,000   Sun Hung Kai Properties .............................        788,105
                                                                    ------------
                                                                       2,258,723
                                                                    ------------
            INDIA - 1.56%
    7,881   Niko Resources ......................................        751,859
                                                                    ------------
            ISRAEL - 1.86%
   58,626   Israel Chemicals ....................................        896,604
                                                                    ------------
            JAPAN - 16.24%
   11,200   Daito Trust Construction ............................        676,426
   11,300   DISCO ...............................................        655,083
  102,000   FUJITSU .............................................        697,154
   65,000   Hitachi Metals ......................................        740,711
      682   Jupiter Telecommunications ..........................        738,191
    3,000   KEYENCE .............................................        743,755
    7,700   Nidec ...............................................        761,675
      489   NTT DoCoMo ..........................................        823,406
      876   Rakuten .............................................        674,935
   13,800   Secom ...............................................        626,805
   17,900   UniCharm ............................................        684,013
                                                                    ------------
                                                                       7,822,154
                                                                    ------------
            NETHERLANDS - 4.68%
   14,121   Heineken ............................................        715,788
   16,901   Koninklijke Vopak ...................................        845,415
   23,424   Unilever ............................................        694,579
                                                                    ------------
                                                                       2,255,782
                                                                    ------------
            NORWAY - 3.47%
   46,900   Telenor .............................................        756,361
   17,409   Yara International  . . . . . . . . . .                      915,543
                                                                    ------------
                                                                       1,671,904
                                                                    ------------
            PAPUA NEW GUINEA - 1.54%
  118,448   Oil Search ..........................................        740,242
                                                                    ------------
            SINGAPORE - 3.06%
   74,000   DBS Group Holdings ..................................        794,715
  280,000   Olam International ..................................        677,123
                                                                    ------------
                                                                       1,471,838
                                                                    ------------
            SOUTH KOREA - 1.08%
    2,100   Hyundai Mobis .......................................        522,551
                                                                    ------------
            SPAIN - 1.80%
   53,464   Grifols SA ..........................................        865,779
                                                                    ------------
            SWEDEN - 1.52%
   87,615   TeliaSonera .........................................        731,256
                                                                    ------------
            SWITZERLAND - 6.58%
   21,049   Julius Baer Group ...................................        888,548
    2,676   Syngenta ............................................        740,214
   47,297   UBS * ...............................................        800,740
    3,022   Zurich Financial Services ...........................        739,800
                                                                    ------------
                                                                       3,169,302
                                                                    ------------
            TURKEY - 1.55%
  122,000   Turkiye Garanti Bankasi .............................        748,492
                                                                    ------------
            UNITED KINGDOM - 25.00%
   25,983   Admiral Group .......................................        678,636
   26,413   Autonomy * ..........................................        618,764
   43,137   BG Group ............................................        840,165
  101,380   BP ..................................................        691,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 40

Aston Funds

BARINGS INTERNATIONAL FUND                                      OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS -- (CONTINUED)

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                            ------------
            UNITED KINGDOM (CONTINUED)
  371,909   Centamin Egypt * ....................................   $  1,030,962
   33,341   De La Rue ...........................................        340,847
   23,243   Imperial Tobacco Group ..............................        744,500
   49,136   Petropavlovsk .......................................        762,534
   85,943   Prudential ..........................................        868,271
   14,173   Reckitt Benckiser Group .............................        792,814
  176,034   Resolution ..........................................        738,740
   77,007   Rolls-Royce Group * .................................        798,969
4,749,248   Rolls-Royce Group, C Shares * (a) (b) ...............          7,610
   38,501   Shire ...............................................        907,496
   24,539   Standard Chartered ..................................        709,928
   39,044   Tullow Oil ..........................................        741,366
   30,268   Virgin Media ........................................        767,758
                                                                    ------------
                                                                      12,041,060
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $40,317,252) ...............................     47,405,212
                                                                    ------------
RIGHTS - 0.06%
            UNITED KINGDOM - 0.06%
    3,417   Standard Chartered Rights, Expire 11/05/10 * ........         28,773
                                                                    ------------
            TOTAL RIGHTS
               (Cost $--) .......................................         28,773
                                                                    ------------
INVESTMENT COMPANY - 4.47%
2,153,411   BlackRock Liquidity Funds TempCash Portfolio ........      2,153,411
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $2,153,411) ................................      2,153,411
                                                                    ------------
TOTAL INVESTMENTS - 102.94%
   (Cost $42,470,663)** .........................................     49,587,396
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - (2.94)% ......................     (1,418,567)
                                                                    ------------
NET ASSETS - 100.00% ............................................   $ 48,168,829
                                                                    ============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $43,574,036.

Gross unrealized appreciation   $6,596,452
Gross unrealized depreciation     (583,092)
                                ----------
Net unrealized appreciation     $6,013,360
                                ==========

(a) Securities with a total aggregate market value of $7,610 or 0.02% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

(b) This security has been determined by the Sub-Adviser to be an illiquid security. At October 31, 2010, this security amounted to $7,610 or 0.02% of net assets.

ADR American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 41

Aston Funds

DYNAMIC ALLOCATION FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                                        Bryce James, Shawn Bird & John Rosenthal

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The two most significant factors were the heightened market volatility inside a relatively wide trading range during fiscal 2010, and the purely coincidental timing of our scheduled portfolio reallocations during major inflections in the market.

     Our strategy seeks to optimize risk-adjusted returns by adjusting its level of defensiveness or aggressiveness in response to measured volatility and forecasted returns. As we witnessed for the first three quarters of the year, the market was oscillating within a relatively wide trading range. From this data the model went conservative based upon the above average volatility and poor prospects for returns.

     By chance, the market's sharp declines followed relatively tranquil times and its sizeable increases followed more volatile periods. Thus, the best times for the equity market happened to be while the Fund was positioned more defensively. This experience has resulted, as of November, 2010, in the Fund's move to a flexible reallocation schedule. The new policy is to adjust positions whenever it seems advantageous, based on current observations of risks and opportunities in the market as a whole or in individual Fund positions, with little or no intended impact on average trading frequency.

Q.   What were the best performing holdings for the Fund during the period?

A. The Fund's best performing holdings were the iShares Silver Trust, the iShares Cohen & Steers Realty Majors, the SPDR Dow Jones REIT, and the iPath MSCI India Index ETN. Foreign and domestic equities were the Fund's most important asset categories, in terms of allocation and earnings.

Q.   What were the weakest performing holdings?

A. The worst performing ETF for the full period was United States Natural Gas. An investor who had owned it for the entire period would have lost over 44%. In the Fund's portfolio, however, because the investment model chose this investment during periods when it perceived a better than average risk-adjusted return opportunity, although there was still a loss, it was less than one per cent of the position, with that position size averaging about 1.2% of the Fund.

Q.   How was the Fund positioned as of October 31, 2010?

A. At the end of the Fund's fiscal year the portfolio included 24 different ETFs plus a money market fund deposit. This is a larger than average number of holdings, reflecting the investment model's preference for more diversification in periods of higher volatility. Holdings by category of underlying investment: Cash and short term Treasury investments 22%, Foreign equities 20%, U.S. equity funds based on market capitalization
     18%, U.S. sector equities 17%, Real Estate 10%, Commodities 7% and longer-term Fixed-Income 5%.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

                              Russell 3000 35%
                                MSCI World ex
                               US 30% Barclays                                                      Morningstar
              Aston Dynamic     Capital U.S.                                    Barclays Capital   Conservative
               Allocation -    Aggregate Bond    Russell 3000   MSCI World ex    U.S. Aggregate     Allocation
               Class N 35%          Index            Index         US Index        Bond Index        Category
              -------------   ----------------   ------------   -------------   ----------------   ------------
1/10/2008*        10000             10000            10000          10000             10000            10000
Apr-08             9990              9770             9019           9635             10408             9799
Oct-08             8302              7141             6340           5471             10031             8175
Apr-09             8336              7082             5867           5341             10807             8276
Oct-09             9379              8442             7027           6993             11413             9468
Apr-10            10144              9138             8267           7396             11703            10214
Oct-10            10122              9509             8316           7875             12328            10609

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments in ETFs are subject to higher costs than investing directly in the underlying security. There are also certain investment limitations with fund of funds.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          7.92%
Since Inception   0.43%

Inception Date 01/10/08

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 42

Aston Funds

DYNAMIC ALLOCATION FUND                                         OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    1%
DOMESTIC EQUITIES                         38%
DOMESTIC FIXED INCOME                     27%
INTERNATIONAL EQUITIES                    19%
REAL ESTATE                               10%
COMMODITIES                                5%

%    OF TOTAL NET ASSETS

                                                                       MARKET
   SHARES                                                               VALUE
-----------                                                         ------------
EXCHANGE TRADED FUNDS - 98.92%
              COMMODITIES - 4.88%
     72,104   iShares Silver Trust * ............................   $  1,742,754
     30,335   PowerShares DB Agriculture Fund * .................        901,253
                                                                    ------------
                                                                       2,644,007
                                                                    ------------
              DOMESTIC EQUITIES - 37.98%
     35,110   Health Care Select Sector SPDR Fund ...............      1,092,974
     84,923   Industrial Select Sector SPDR Fund ................      2,732,822
     28,389   iShares Dow Jones US Basic Materials Sector
                 Index Fund .....................................      1,948,621
     34,384   iShares Russell 2000 Value Index Fund .............      2,213,642
     43,445   iShares Russell Midcap Growth Index Fund ..........      2,249,582
     34,662   Market Vectors-Coal ...............................      1,376,081
     72,114   Materials Select Sector SPDR Trust ................      2,511,731
     55,773   ProShares Short QQQ * .............................      2,032,926
     22,273   SPDR S&P Midcap 400 ETF Trust, Series 1 ...........      3,352,755
     34,248   Utilities Select Sector SPDR Fund .................      1,087,716
                                                                    ------------
                                                                      20,598,850
                                                                    ------------
              DOMESTIC FIXED INCOME - 26.48%
    138,030   iShares Barclays 1-3 Year Treasury Bond Fund ......     11,662,155
     14,959   iShares Barclays Aggregate Bond Fund ..............      1,623,800
      9,559   iShares iBoxx $ Investment Grade Corporate
                 Bond Fund ......................................      1,074,049
                                                                    ------------
                                                                      14,360,004
                                                                    ------------
              INTERNATIONAL EQUITIES - 19.35%
     13,712   iPath MSCI India Index Fund * .....................      1,058,018
     24,585   iShares FTSE/Xinhua China 25 Index Fund ...........      1,105,833

                                                                       MARKET
   SHARES                                                               VALUE
-----------                                                         ------------
              INTERNATIONAL EQUITIES (CONTINUED)
     13,751   iShares MSCI Brazil Index Fund ....................   $  1,059,377
     37,694   iShares MSCI Canada Index Fund ....................      1,089,734
     53,325   iShares MSCI South Korea Index Fund ...............      2,900,347
     21,080   iShares S&P Latin America 40 Index Fund ...........      1,098,900
     63,669   Market Vectors - Russia ...........................      2,183,210
                                                                    ------------
                                                                      10,495,419
                                                                    ------------
              REAL ESTATE - 10.23%
     42,939   iShares Cohen & Steers Realty Majors
                 Index Fund .....................................      2,770,424
     50,938   Vanguard REIT .....................................      2,778,668
                                                                    ------------
                                                                       5,549,092
                                                                    ------------
              TOTAL EXCHANGE TRADED FUNDS
                 (Cost $51,086,200) .............................     53,647,372
                                                                    ------------
INVESTMENT COMPANY - 1.69%
    919,049   BlackRock Liquidity Funds TempCash Portfolio ......        919,049
                                                                    ------------
              TOTAL INVESTMENT COMPANY
                 (Cost $919,049) ................................        919,049
                                                                    ------------
TOTAL INVESTMENTS - 100.61%
   (Cost $52,005,249)** .........................................     54,566,421
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - (0.61)% ......................       (332,173)
                                                                    ------------
NET ASSETS - 100.00% ............................................   $ 54,234,248
                                                                    ============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $53,077,597.

Gross unrealized appreciation ...................................   $  2,021,871
Gross unrealized depreciation ...................................       (533,047)
                                                                    ------------
Net unrealized appreciation .....................................   $  1,488,824
                                                                    ============

DB   Deutsche Bank
ETF  Exchange-Traded Fund
FTSE Financial Times Stock Exchange
MSCI Morgan Stanley Capital International
REIT Real Estate Investment Trust
S&P  Standard & Poor
SPDR Standard & Poor's Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 43

Aston Funds

M.D. SASS ENHANCED EQUITY FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                                               Ronald L. Altman & Martin D. Sass

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. For the fiscal year ending October 31, 2010, the Fund was up 11.05% vs. 12.57% for the 50% Citigroup Broad Investment-Grade Bond Index/50% S&P 500(R) Index. The primary reason we underperformed the index was the drag created by a number of equities which exceeded the strike price of the options we sold. Given the strategy that is employed to capture additional cash flow over and above the dividends that the portfolio companies pay, we expect to capture less than 100% of a market advance that exceeds 10% in a 12-month time period. Considering that seven months prior to the beginning of our fiscal year was one of the most dramatic increases the market experienced in the post World War II period, it was exceedingly difficult for us to match the overall market performance. On a more upbeat note, the equity only performance was about one percent below that of the market as a whole in spite of our style which focuses on low volatility stocks that pay above average dividends.

Q.   What were the best performing holdings for the Fund during the period?

A. The Fund outperformed in seven out of the ten GICS sectors. Consumer Discretionary, Information Technology, Materials, Energy, Telecommunication Services, Consumer Staples, and Financials were the best performing sectors contributing approximately 480 basis points. The five best performers (Carnival Corp, Du Pont E I De Nemours, Darden Restaurants, Inc., Home Depot, and Centurylink Inc.) added 618 basis points to the total return.

Q.   What were the weakest performing holdings?

A. The Fund underperformed in only three of the ten major GICS sectors. Health Care, Industrials and Utilities were responsible for 584 basis points of underperformance. In terms of specific stocks, the five worst performers (Bank of America, Medtronic, Covidien, Jacobs Energy Group, & International Game Technology) represented a negative 302 basis points. Therefore it is fair to say our stock selection was above average, but our sector weighting was a negative factor due to overweight positions of sectors that underperformed.

Q.   How was the Fund positioned as of October 31, 2010?

A. Our focus on high dividend yielding companies detracted from relative returns over the last eighteen months. Still, in remaining true to our risk mitigation strategy that we think will be rewarded over time, we intend to stay the course on that front.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

                          50% S&P 500
                          Index / 50%
                           Citigroup
              M.D. Sass      Broad                      Citigroup Broad
               Enhanced    Investment                      Investment     Morningstar
               Equity -   Grade Bond                      Grade Bond      Large-Blend
               Class N       Index      S&P 500 Index         Index         Category
              ---------   -----------   -------------   ---------------   -----------
01/15/2008*     10000        10000          10000            10000           10000
Apr-08          10596         9911           9497            10443            9904
Oct-08           8210         8243           6717            10112            8568
Apr-09           8155         8257           6145            10966            8325
Oct-09           9512         9287           7375            11535            8946
Apr-10          10314        10107           8530            11781            9221
Oct-10          10562        10454           8595            12421            9331

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investing in covered call options involves the risk of a lack of liquidity and can be negatively impacted by market price fluctuations.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year          11.05%
Since Inception    1.98%

Inception Date 01/15/08

Total Returns - Class I

Cumulative Since Inception   5.10%

Inception Date 03/03/10

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.


                                      | 44

Aston Funds

M.D. SASS ENHANCED EQUITY FUND                                  OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

ENERGY                        2%
PURCHASED OPTIONS             1%
INFORMATION TECHNOLOGY       21%
HEALTH CARE                  17%
FINANCIALS                   15%
INDUSTRIALS                  13%
CONSUMER DISCRETIONARY       12%
UTILITIES                    12%
TELECOMMUNICATION SERVICES    9%
CONSUMER STAPLES              2%
CASH EQUIVALENTS              2%

% OF TOTAL NET ASSETS

THE CHART REPRESENTS TOTAL INVESTMENTS IN THE FUND. NET OTHER ASSETS AND LIABILITIES ARE NEGATIVE 5.76% AND CANNOT BE REPRESENTED IN THE PIE CHART FORMAT.


                                                                        MARKET
 SHARES                                                                 VALUE
-------                                                              -----------
COMMON STOCKS - 103.38%
          CONSUMER DISCRETIONARY - 12.10%
 73,000   Carnival (a) ...........................................   $ 3,151,410
 90,000   Home Depot (a) .........................................     2,779,200
145,000   International Game Technology (a) ......................     2,260,550
 80,000   McGraw-Hill (The) (a) ..................................     3,012,000
                                                                     -----------
                                                                      11,203,160
                                                                     -----------
          CONSUMER STAPLES - 1.91%
 60,000   Sysco (a) ..............................................     1,767,600
                                                                     -----------
          ENERGY - 1.51%
 20,000   Schlumberger (a) .......................................     1,397,800
                                                                     -----------
          FINANCIALS - 15.46%
 87,000   Allstate (a) ...........................................     2,652,630
193,000   Bank of America (a) ....................................     2,207,920
 30,000   Citigroup * ............................................       125,100
 73,000   MetLife (a) ............................................     2,944,090
 50,000   SunTrust Banks (a) .....................................     1,251,000
 48,000   Travelers (a) ..........................................     2,649,600
 95,000   Wells Fargo (a) ........................................     2,477,600
                                                                     -----------
                                                                      14,307,940
                                                                     -----------
          HEALTH CARE - 17.28%
 50,000   Abbott Laboratories (a) ................................     2,566,000
 59,000   Baxter International (a) ...............................     3,003,100
 50,000   Covidien (Ireland) (a) .................................     1,993,500
 75,000   Eli Lilly (a) ..........................................     2,640,000
 44,000   Johnson & Johnson (a) ..................................     2,801,480
 85,000   Medtronic (a) ..........................................     2,992,850
                                                                     -----------
                                                                      15,996,930
                                                                     -----------
          INDUSTRIALS - 12.96%
165,000   General Electric (a) ...................................     2,643,300
 41,000   Jacobs Engineering Group * (a) .........................     1,583,010
130,000   Quanta Services * (a) ..................................     2,555,800
 60,000   Raytheon (a) ...........................................     2,764,800
 80,000   Shaw Group * (a) .......................................     2,444,800
                                                                     -----------
                                                                      11,991,710
                                                                     -----------

                                                                        MARKET
 SHARES                                                                 VALUE
-------                                                              -----------
          INFORMATION TECHNOLOGY - 21.22%
230,000   Activision Blizzard (a) ................................   $ 2,638,100
 66,000   Automatic Data Processing (a) ..........................     2,931,720
150,000   Corning (a) ............................................     2,742,000
125,000   EMC * (a) ..............................................     2,626,250
145,000   Intel (a) ..............................................     2,910,150
 95,000   Tyco Electronics (Switzerland) (a) .....................     3,009,600
104,000   Xilinx (a) .............................................     2,788,240
                                                                     -----------
                                                                      19,646,060
                                                                     -----------
          TELECOMMUNICATION SERVICES - 8.68%
 95,000   AT&T (a) ...............................................     2,707,500
 62,000   CenturyTel (a) .........................................     2,565,560
 85,000   Verizon Communications (a) .............................     2,759,950
                                                                     -----------
                                                                       8,033,010
                                                                     -----------
          UTILITIES - 12.26%
 38,000   Entergy (a) ............................................     2,832,140
 70,000   Exelon (a) .............................................     2,857,400
 80,000   FirstEnergy (a) ........................................     2,905,600
 85,000   Public Service Enterprise Group (a) ....................     2,749,750
                                                                     -----------
                                                                      11,344,890
                                                                     -----------
          TOTAL COMMON STOCKS
             (Cost $95,450,514) ..................................    95,689,100
                                                                     -----------

NUMBER OF
CONTRACTS
---------
PURCHASED OPTIONS (B) - 0.59%
            SPDR S&P 500 ETF Trust
      700   Strike @ $108 Exp 11/20/10 ...........................        18,200
      700   Strike @ $109 Exp 11/20/10 ...........................        21,000
      200   Strike @ $102 Exp 12/18/10 ...........................         8,400
      500   Strike @ $103 Exp 12/18/10 ...........................        23,500
      500   Strike @ $104 Exp 12/18/10 ...........................        26,500
      700   Strike @ $105 Exp 12/18/10 ...........................        43,400
      700   Strike @ $106 Exp 12/18/10 ...........................        50,400
      700   Strike @ $107 Exp 12/18/10 ...........................        57,400
      500   Strike @ $108 Exp 12/18/10 ...........................        45,500
      300   Strike @ $102 Exp 12/31/10 ...........................        18,600
      300   Strike @ $103 Exp 12/31/10 ...........................        19,500
      300   Strike @ $104 Exp 12/31/10 ...........................        22,800
      600   Strike @ $105 Exp 12/31/10 ...........................        51,000
      700   Strike @ $106 Exp 12/31/10 ...........................        67,200
      700   Strike @ $107 Exp 12/31/10 ...........................        73,500
                                                                     -----------
            TOTAL PURCHASED OPTIONS
               (Cost $912,113) ...................................       546,900
                                                                     -----------


 SHARES
---------
INVESTMENT COMPANY - 1.79%
1,661,819   BlackRock Liquidity Funds
               FedFund Portfolio .................................     1,661,819
                                                                     -----------
            TOTAL INVESTMENT COMPANY
               (Cost $1,661,819) .................................     1,661,819
                                                                     -----------
TOTAL INVESTMENTS - 105.76%
   (Cost $98,024,446)** ..........................................    97,897,819
                                                                     -----------
NET OTHER ASSETS AND LIABILITIES - (5.76)% .......................    (5,334,767)
                                                                     -----------
NET ASSETS - 100.00% .............................................   $92,563,052
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 45

Aston Funds

M.D. SASS ENHANCED EQUITY FUND                                  OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $98,132,522.

Gross unrealized appreciation ..   $ 4,811,936
Gross unrealized depreciation ..    (5,046,639)
                                   -----------
Net unrealized depreciation ....   $  (234,703)
                                   ===========

(a)  These securities are pledged as collateral for call options written.

(b)  Primary risk exposure is equity contracts.

ETF  Exchange-Traded Fund
S&P  Standard & Poor
SPDR Standard & Poor's Depositary Receipt

Transactions in written call options for the period ended October 31, 2010 were as follows:

                                 NUMBER OF
                                 CONTRACTS     PREMIUM
                                 ---------   -----------
BEGINNING OF PERIOD                 6,915    $   840,418
CALL OPTIONS WRITTEN               83,414      8,526,729
CALL OPTIONS CLOSED OR EXPIRED    (56,662)    (5,987,350)
CALL OPTIONS EXERCISED             (1,976)      (274,530)
                                  -------    -----------
OUTSTANDING, OCTOBER 31, 2010      31,691    $ 3,105,267
                                  =======    ===========

Premiums received and value of written equity options outstanding as of October 31, 2010.

NUMBER OF                                                  PREMIUM      MARKET
CONTRACTS   DESCRIPTION                                   RECEIVED     VALUE (b)
---------   -----------                                  ----------   ----------
            Abbott Laboratories
      300   Strike @ $55 Exp 01/11 ...................   $   39,896     $ 11,100
      180   Strike @ $52.5 Exp 02/11 .................       29,517       25,740
            Activision Blizzard
      107   Strike @ $11 Exp 01/11 ...................        7,458        9,737
      103   Strike @ $11 Exp 02/11 ...................        8,650        9,888
    2,090   Strike @ $12 Exp 02/11 ...................      113,714      104,500
            Allstate
      140   Strike @ $31 Exp 01/11 ...................       15,818       14,700
      700   Strike @ $31 Exp 04/11 ...................      118,858      115,500
            AT&T
      400   Strike @ $27 Exp 01/11 ...................       26,352       74,400
      480   Strike @ $28 Exp 01/11 ...................       20,099       55,200
       70   Strike @ $31 Exp 04/11 ...................        3,709        2,450
            Automatic Data Processing
      200   Strike @ $43 Exp 02/11 ...................       24,597       52,000
      460   Strike @ $44 Exp 02/11 ...................       53,673       94,300
            Bank of America
    1,430   Strike @ $14 Exp 05/11 ...................       82,918       71,500
      500   Strike @ $16 Exp 05/11 ...................       27,492       10,000
            Baxter International
      590   Strike @ $49 Exp 02/11 ...................       66,087      215,350
            Carnival
      200   Strike @ $38 Exp 01/11 ...................       24,597      120,000
      300   Strike @ $39 Exp 01/11 ...................       32,896      156,000
      200   Strike @ $40 Exp 01/11 ...................       19,197       90,000
       30   Strike @ $36 Exp 04/11 ...................        5,940       25,050
      620   CenturyTel
            Strike @ $35 Exp 01/11 ...................       78,881      409,200
            Corning
    1,000   Strike @ $20 Exp 02/11 ...................       61,059       74,000
      500   Strike @ $21 Exp 02/11 ...................       25,993       23,500

NUMBER OF                                                  PREMIUM      MARKET
CONTRACTS   DESCRIPTION                                   RECEIVED     VALUE (b)
---------   -----------                                  ----------   ----------
            Covidien PLC (Ireland)
      500   Strike @ $40 Exp 01/11 ...................   $   66,133   $   97,500
            Eli Lilly
      630   Strike @ $36 Exp 04/11 ...................       62,737       62,370
       70   Strike @ $38 Exp 04/11 ...................        7,139        3,220
            EMC
      350   Strike @ $20 Exp 01/11 ...................       33,256       61,950
      200   Strike @ $21 Exp 01/11 ...................       16,423       23,400
      700   Strike @ $22 Exp 04/11 ...................       53,500       88,900
            Entergy
      380   Strike @ $80 Exp 06/11 ...................       70,309       76,000
            Exelon
      200   Strike @ $45 Exp 04/11 ...................       25,097        7,600
            FirstEnergy
      620   Strike @ $39 Exp 04/11 ...................       42,771       43,400
       50   Strike @ $40 Exp 04/11 ...................        6,149        2,500
       80   Strike @ $41 Exp 04/11 ...................        8,639        3,400
            General Electric
      450   Strike @ $18 Exp 03/11 ...................       29,244       15,300
    1,190   Strike @ $19 Exp 03/11 ...................       62,262       23,800
       10   Strike @ $20 Exp 03/11 ...................          340          120
            Home Depot
      100   Strike @ $29 Exp 02/11 ...................       15,799       27,600
      320   Strike @ $30 Exp 02/11 ...................       38,477       67,840
      100   Strike @ $31 Exp 02/11 ...................        9,699       15,500
      140   Strike @ $32 Exp 02/11 ...................       12,878       15,260
      180   Strike @ $33 Exp 02/11 ...................       12,447       13,860
       60   Strike @ $34 Exp 05/11 ...................        7,859        6,000
            Intel
      700   Strike @ $20 Exp 01/11 ...................       44,289       70,000
      100   Strike @ $20 Exp 04/11 ...................        9,998       14,100
      650   Strike @ $21 Exp 04/11 ...................       47,490       65,000
            International Game Technology
    1,450   Strike @ $17 Exp 04/11 ...................      103,528      130,500
            Jacobs Engineering Group
      210   Strike @ $41 Exp 01/11 ...................       47,251       28,350
      200   Strike @ $42 Exp 01/11 ...................       38,777       21,000
            Johnson & Johnson
      100   Strike @ $62.5 Exp 01/11 .................       21,999       21,100
      100   Strike @ $65 Exp 01/11 ...................       12,559        8,600
      240   Strike @ $62.5 Exp 04/11 .................       48,716       67,200
            McGraw-Hill
      550   Strike @ $32.5 Exp 02/11 .................       57,341      313,500
      150   Strike @ $34 Exp 02/11 ...................       15,448       68,250
      100   Strike @ $34 Exp 05/11 ...................       15,298       52,000
            Medtronic
      200   Strike @ $39 Exp 02/11 ...................       10,197       13,400
      650   Strike @ $40 Exp 05/11 ...................       44,740       70,200
            MetLife
      380   Strike @ $45 Exp 03/11 ...................       49,424       41,800
      350   Strike @ $46 Exp 03/11 ...................       39,144       30,450
            Public Service Enterprise Group
      310   Strike @ $35 Exp 03/11 ...................       30,586       12,400
      540   Strike @ $35 Exp 06/11 ...................       45,352       48,600

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 46

Aston Funds

M.D. SASS ENHANCED EQUITY FUND                                  OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

NUMBER OF                                                  PREMIUM      MARKET
CONTRACTS   DESCRIPTION                                   RECEIVED     VALUE (b)
---------   -----------                                  ----------   ----------
            Quanta Services
      200   Strike @ $20 Exp 02/11 ...................   $   16,797   $   25,500
      379   Strike @ $21 Exp 02/11 ...................       30,570       32,215
      721   Strike @ $22 Exp 05/11 ...................       66,423       70,297
            Raytheon
      400   Strike @ $49 Exp 05/11 ...................       66,062       64,000
      200   Strike @ $50 Exp 05/11 ...................       27,087       26,000
            Schlumberger
      200   Strike @ $60 Exp 11/10 ...................       68,597      205,000
            Shaw Group
      111   Strike @ $38 Exp 01/11 ...................       11,431        1,943
      300   Strike @ $37 Exp 04/11 ...................       62,396       22,500
            SunTrust Banks
      332   Strike @ $28 Exp 01/11 ...................       34,334       25,232
      168   Strike @ $31 Exp 01/11 ...................       19,165        4,032
            Sysco
      500   Strike @ $32 Exp 05/11 ...................       29,492       28,750
            Travelers
       84   Strike @ $50 Exp 01/11 ...................       20,831       47,460
      396   Strike @ $55 Exp 04/11 ...................       78,401      115,830
            Tyco Electronics (Switzerland)
      950   Strike @ $30 Exp 04/11 ...................      137,838      327,750
            Verizon Communications
      450   Strike @ $34 Exp 04/11 ...................       46,693       38,700
      400   Strike @ $35 Exp 04/11 ...................       31,294       21,600
            Wells Fargo
      150   Strike @ $31 Exp 01/11 ...................        8,548        4,050
      600   Strike @ $30 Exp 04/11 ...................       67,372       60,000
      200   Strike @ $31 Exp 04/11 ...................       18,397       15,400
            Xilinx
      640   Strike @ $28 Exp 06/11 ...................       74,049      121,600
      400   Strike @ $29 Exp 06/11 ...................       38,794       62,000
                                                         ----------   ----------
            TOTAL WRITTEN CALL OPTIONS ...............   $3,105,267   $4,815,944
                                                         ==========   ==========

(b)  Primary risk exposure is equity contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                      | 47

Aston Funds

NEW CENTURY ABSOLUTE RETURN ETF FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                                   Jim R. Porter

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Our systems are constantly searching for leadership to provide return for the portfolio. During the year there was a significant period with very few candidates available as we were searching for sectors to lead. The market essentially went sideways during this period but with large swings. Leaders remained elusive throughout a significant portion of the reporting period. The periods of strength were brief and followed by equally weak periods.

Q.    What were the best performing holdings for the Fund during the period?

A. A broad range of ETFs in areas such as material, biotech, agriculture, consumer discretionary, metals, coal, and aerospace helped during the early part of the year through April. International investments also provided solid performance, as International Equities including Emerging Markets began to outperform Domestic stocks.

Q.    What were the weakest performing holdings?

A. The short-term trending characteristics of some individual ETFs hurt returns. In numerous cases, issues that had received "buy" signals quickly faded. New positions quickly took a negative turn not predicted by our quantitative measurements. For example, solar energy, oil & gas, finance, and global shipping did not behave as our measurements predicted. Although they indicated the start of a trend on a number of occasions, they soon met with selling rather that growing support from investors. We also found that Commodities such as base metals and steel after starting to climb would make sudden and deep turns.

Q.    How was the Fund positioned as of October 31, 2010?

A. The portfolio maintained positions in a variety of indexes and market capitalization categories while maintaining a healthy level of cash for hedging positions if needed. Hedging positions help avoid turnover during declines that are brief in nature. The portfolio had moved significantly into midcap and growth categories and have maintained those overweight for a number of months. The portfolio was underweight large cap previously but has begun to move closer to a 'normal' allocation.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                                  [LINE GRAPH]

             New Century Absolute                        60% MSCI All Country World Index /   Morningstar(R) World
               Return ETF FUND     Russell 3000(R) Index 40% Barclays Aggregate Bond Index+   Allocation Category
3/4/08              10000                 10000                        10000                         10000
Apr-08              10360                 10438                        10249                         10196
Oct-08               8640                  7338                         7663                          7355
Apr-09               7852                  6791                         7775                          7307
Oct-09               8972                  8133                         9183                          8696
Apr-10              10071                  9568                         9821                          9338
Oct-10               9959                  9625                        10300                          9786

+ Benchmark changed from Russell 3000 Index to Blended Index effective June 30, 2010.

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments in ETFs are subject to higher costs than investing directly in the underlying security. There are also certain investment limitations with fund of funds.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year           11.00%
Since Inception    -0.15%

Inception Date 03/04/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if waivers had not been in effect.

Aston Funds

NEW CENTURY ABSOLUTE RETURN ETF FUND                            OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  [PIE CHART]

Domestic Equities                         60
International Equities                    24
Cash & Net Other Assets and Liabilities   14
Real Estate                                1
Fixed Income                               1


% of Total Net Assets

                                                                          MARKET
 SHARES                                                                   VALUE
---------                                                              -----------
EXCHANGE TRADED FUNDS -- 85.76%

             DOMESTIC EQUITIES -- 59.36%
    9,550    First Trust Energy AlphaDEX Fund ......................   $   171,900
    2,920    iShares Dow Jones U.S. Technology Sector Index Fund ...       180,076
    2,430    iShares Russell 1000 Index Fund .......................       159,384
    6,030    iShares Russell 2000 Growth Index Fund ................       470,822
    6,570    iShares Russell 2000 Index Fund .......................       461,937
    7,080    iShares Russell 2000 Value Index Fund .................       455,810
    2,200    iShares Russell 3000 Index Fund .......................       154,330
    3,030    iShares Russell MidCap Growth Index Fund ..............       156,893
    3,400    iShares Russell MidCap Index Fund .....................       318,954
    7,620    iShares Russell MidCap Value Index Fund ...............       319,507
    2,760    iShares S&P 500 Value Index Fund ......................       153,649
    3,430    iShares S&P MidCap 400 Growth Index Fund ..............       313,673
    3,890    iShares S&P MidCap 400 Index Fund .....................       321,936
    4,790    iShares S&P SmallCap 600 Growth Index Fund ............       313,314
    8,440    Market Vectors-Coal ETF ...............................       335,068
    6,960    Market Vectors-Nuclear Energy ETF .....................       156,322
    6,070    PowerShares QQQ .......................................       316,793
    9,570    ProShares UltraShort Russell 2000 * ...................       153,407
    8,870    ProShares UltraShort SmallCap 600 * ...................       152,919
   12,800    Rydex S&P 500 Pure Growth ETF .........................       517,888
   11,670    Rydex S&P 500 Pure Value ETF ..........................       303,070
    7,940    Rydex S&P Equal Weight ETF ............................       348,487
    4,500    Rydex S&P MidCap 400 Pure Growth ETF ..................       317,115
   14,710    Rydex S&P MidCap 400 Pure Value ETF ...................       453,483
   11,160    Rydex S&P SmallCap 600 Pure Growth ETF ................       484,902
   13,700    Rydex S&P SmallCap 600 Pure Value ETF .................       469,088
    4,050    SPDR KBW Insurance ETF ................................       162,688
    2,700    SPDR S&P Metals & Mining ETF ..........................       151,173
    7,410    SPDR S&P Retail ETF ...................................       323,150
    2,860    Vanguard Consumer Discretionary ETF ...................       161,962
    4,700    Vanguard Mid-Cap ETF ..................................       324,394
                                                                       -----------
                                                                         9,084,094
                                                                       -----------
             FIXED INCOME -- 1.03%
    4,620    ProShares UltraShort 20+ Year Treasury * ..............       157,034
                                                                       -----------
                                                                           157,034
                                                                       -----------
             INTERNATIONAL EQUITIES -- 24.16%
    6,970    iShares FTSE/Xinhua China 25 Index Fund ...............       313,511
   11,510    iShares MSCI ex U.S. Index Fund .......................       492,052
    3,570    iShares MSCI Index Fund ...............................       160,043
    6,260    iShares MSCI Australia Index Fund .....................       153,182
    2,020    iShares MSCI Brazil Index Fund ........................       155,621
    3,050    iShares MSCI Index Fund ...............................       150,106
    2,090    iShares MSCI Chile Investable Market Index Fund .......       158,506
    8,920    iShares MSCI EMU Index Fund ...........................       327,632
    2,810    iShares MSCI Israel Capped Investable Market Index Fund       160,086
    6,460    iShares MSCI Switzerland Index Fund ...................       151,939
    2,290    iShares S&P Global Materials Index Fund ...............       153,796
    1,790    Market Vectors Indonesia Index ETF ....................       159,167
    3,780    SPDR Dow Jones International Real Estate ETF ..........       152,674
    4,260    SPDR 50 Fund ETF ......................................       166,055
    6,160    SPDR S&P Emerging SmallCap ETF ........................       349,395
    6,820    Vanguard Emerging Markets ETF .........................       319,381
    6,400    WisdomTree India Earnings Fund ........................       174,016
                                                                       -----------
                                                                         3,697,162
                                                                       -----------
             REAL ESTATE -- 1.21%
    2,870    iShares Cohen & Steers Realty Majors Index Fund .......       185,172
                                                                       -----------
                                                                           185,172
                                                                       -----------
             TOTAL EXCHANGE TRADED FUNDS
              (Cost $12,181,987) ...................................    13,123,462
                                                                       -----------

INVESTMENT COMPANY -- 13.21%
2,021,966    BlackRock Liquidity Funds TempCash Portfolio ..........     2,021,966
                                                                       -----------
             TOTAL INVESTMENT COMPANY
              (Cost $2,021,966) ....................................     2,021,966
                                                                       -----------
TOTAL INVESTMENTS -- 98.97%
 (Cost $14,203,953)** ..............................................    15,145,428
                                                                       -----------
NET OTHER ASSETS AND LIABILITIES -- 1.03% ..........................       157,046
                                                                       -----------
NET ASSETS -- 100.00% ..............................................   $15,302,474
                                                                       ===========

See accompanying Notes to Financial Statements.

Aston Funds

NEW CENTURY ABSOLUTE RETURN ETF FUND                            OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS -- CONTINUED

*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $14,272,894.

      Gross unrealized appreciation ................................   $   915,447
      Gross unrealized depreciation ................................       (42,913)
                                                                       -----------
      Net unrealized appreciation ..................................   $   872,534
                                                                       ===========

 EMU     European Monetary Union
 ETF     Exchange-Traded Fund
FTSE     Financial Times Stock Exchange
 KBW     Keefe, Bruyette & Woods
MSCI     Morgan Stanley Capital International
 S&P     Standard & Poor
SPDR     Standard & Poor's Depositary Receipt

See accompanying Notes to Financial Statements.

Aston Funds

LAKE PARTNERS LASSO ALTERNATIVES FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                                              Frederick C. Lake & Ronald A. Lake

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The Fund outperformed its benchmark for the trailing 12 months with a gain of 8.74% versus 6.44% for the HFRX Equity Hedge Index. Relative to the benchmark, the outperformance was attributable in part to Long-Biased and Hedged Equity allocations as well as an emphasis on Hedged Credit strategies.

Q.    What were the best performing holdings for the Fund during the period?

A. Within the equity-related portion of the program, returns were driven by solid gains in Long-Biased funds including Weitz Partners III Opportunity, the Needham funds and the Royce funds. Funds with well hedged portfolios also contributed, including FPA Crescent and Wasatch-1st Source Long/Short. In the Hedged Credit sector, Metropolitan West High Yield and Mainstay High Yield Opportunities made meaningful contributions.

Q.    What were the weakest performing holdings?

A. Global asset allocation, highly Hedged Equity and Market Neutral allocations were eliminated in the middle of the fiscal year due to a lack of performance. Fortunately these were relatively modest allocations and losses were small, so they had a very limited impact on the Fund. Market hedges had mixed results. A Treasury short, which is intended to serve as an "insurance policy," had a modest negative impact, while a China short was closed at a profit.

Q.    How was the Fund positioned as of October 31, 2010?

A. Throughout the past year we have strived to position the LASSO portfolio to dampen the risk of conventional asset classes while maintaining the potential for relatively stable returns via less conventional strategies. Broadly speaking, our overall "game plan" has been to limit the program's net equity exposure to relatively conservative levels, and to diversify across a mix of less correlated strategies, including strategic Fixed Income, Hedged Credit, Arbitrage and more recently, macro/managed Futures. Along the way, we have been proactive in making pragmatic adjustments to the mix of strategies. The aim has been to take advantage of opportunities as they developed, or conversely to sidestep potential risks as they showed signs of increasing, but we have taken an incremental approach given the high degree of market volatility. We have also maintained a contrarian bent as part of this process.

      As the fiscal year began, we had just completed reducing net equity exposure to a range of approximately 30% to 35% from 40% to 45%. Our concern was that the sharp recovery in stocks in 2009 had run its course and a return of volatility was likely. The reduction in net equity exposure proved to be timely and effective, as markets did indeed become increasingly volatile during much of 2010. As sentiment showed signs of bottoming out and global economic fundamentals began to improve in late summer 2010, we increased equity exposure to the range of 35% to 37%, which enhanced returns during the market rally in September. Within the equity-related portion of the program, we intend to keep a mix of Long-Biased and Hedged approaches.

      Regarding the mix of other strategies in the program, our emphasis has been on strategic Fixed Income and Hedged credit. Together, these allocations have grown from 30% of the program at the start of the fiscal year to 37% at fiscal year end. However, throughout the period we steadily trimmed strategic income and added to Hedged credit, as opportunities in global bond markets became less productive and credit trends continued to improve.

      Because we expect volatility to be a feature of the investment landscape for the foreseeable future, we have remained focused on diversifying the mix of strategies in the program. Most recently, we initiated a relatively small allocation to funds with Hedged Futures strategies. At the same time, we reduced the allocation to risk arbitrage as its risk/return profile has become somewhat muted.

      Going forward, we believe that the investment environment can continue to improve, but that volatility will remain a salient feature of the landscape. We therefore intend to continue to diversify the LASSO portfolio by utilizing a mix of alternative strategies with less correlated sources of potential returns.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                                  [LINE GRAPH]

              Lake Partners LASSO
               Alternatives Fund           HFRX Equity Hedge Index     Morningstar(R) Long/Short Category
4/2/2009*              10000                        10000                            10000
Apr-09                 10150                        10102                            10266
Oct-09                 11150                        10830                            11043
Apr-10                 11942                        11302                            11390
Oct-10                 12124                        11527                            11611

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Fund-of-funds that invest in funds using alternative or hedging strategies may be exposed to potentially dramatic changes in the value of certain of its portfolio holdings. Investments in fund-of-funds are subject to higher costs than investing directly in the underlying funds.

RETURNS FOR PERIOD ENDED 10/31/10

Total Returns - Class N

Cumulative Since Inception     4.27%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year            8.74%
Since Inception    12.93%

Inception Date 04/01/09*

* The Fund commenced operations on April 1, 2009. Because the Fund invests primarily in open-end investment companies which are priced as of the close of the NYSE, performance is shown from April 2, 2009.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if waivers had not been in effect.

Aston Funds

LAKE PARTNERS LASSO ALTERNATIVES FUND                           OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  [PIE CHART]

Long/Short Strategies                     44
Hedged Fixed Income                       37
Arbitrage                                 11
Hedged Futures/Commodities                 6
Cash & Net Other Assets and Liabilities    2

% of Total Net Assets


                                                                             MARKET
 SHARES                                                                      VALUE
---------                                                                  -----------
INVESTMENT COMPANIES -- 99.84%

             ARBITRAGE -- 10.93%
   74,559    Arbitrage Fund-I ..........................................   $   976,718
  130,798    Merger Fund ...............................................     2,086,226
                                                                           -----------
                                                                             3,062,944
                                                                           -----------

             HEDGED FIXED INCOME -- 36.94%
  123,153    Driehaus Active Income Fund ...............................     1,384,235
   44,687    Driehaus Select Credit Fund * .............................       455,362
  134,846    Eaton Vance Global Macro Absolute Return Fund-I ...........     1,390,261
   64,569    John Hancock Funds II - Strategic Income Opportunities Fund       705,096
  207,410    MainStay High Yield Opportunities Fund-I ..................     2,503,437
  260,426    Metropolitan West High Yield Bond Fund-I ..................     2,799,580
   12,050    ProShares UltraShort 20+ Year Treasury * ..................       409,580
   53,770    Templeton Global Total Return Fund-AD .....................       702,776
                                                                           -----------
                                                                            10,350,327
                                                                           -----------

             HEDGED FUTURES/COMMODITIES -- 5.97%
   48,822    ASG Diversifying Strategies Fund-Y ........................       559,986
   54,415    Managers AMG FQ Global Alternative Fund-A * ...............       556,669
   53,205    MutualHedge Frontier Legends Fund-A * .....................       554,929
                                                                           -----------
                                                                             1,671,584
                                                                           -----------

             LONG/SHORT STRATEGIES -- 43.56%
  105,677    FPA Crescent Fund-I .......................................     2,784,579
   39,843    Needham Aggressive Growth Fund ............................       619,964
   19,162    Needham Growth Fund * .....................................       664,538
   50,811    Needham Small Cap Growth Fund .............................       675,280
   99,291    RidgeWorth International Equity 130/30 Fund-I .............       709,929
   15,245    Royce Global Select Fund-INV ..............................       282,636
   66,923    Royce Select Fund I .......................................     1,244,760
  286,062    The Weitz Funds - Partners III Opportunity Fund * .........     3,089,470
  178,505    Wasatch-1st Source Long/Short Fund ........................     2,134,925
                                                                           -----------
                                                                            12,206,081
                                                                           -----------

             CASH EQUIVALENTS -- 2.44%
  683,271    BlackRock Liquidity Funds
              TempCash Portfolio .......................................       683,271
                                                                           -----------
             TOTAL INVESTMENT COMPANIES
              (Cost $26,938,444) .......................................    27,974,207
                                                                           -----------
             TOTAL INVESTMENTS -- 99.84%
              (Cost $26,938,444) .......................................    27,974,207
                                                                           -----------
NET OTHER ASSETS AND LIABILITIES -- 0.16% ..............................        45,430
                                                                           -----------
NET ASSETS -- 100.00% ..................................................   $28,019,637
                                                                           ===========

--------------
*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $26,973,605.

      Gross unrealized appreciation ....................................   $ 1,067,961
      Gross unrealized depreciation ....................................       (67,359)
                                                                           -----------
      Net unrealized appreciation ......................................   $ 1,000,602
                                                                           ===========

See accompanying Notes to Financial Statements.

Aston Funds

FORTIS REAL ESTATE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

                                                  Joseph Pavnica & James Hardman

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Sector allocation, stock selection and currency effects all contributed to relative performance during the period. Sector allocation was the most significant factor, with a large calculated underweight to the Health Care sector providing the largest positive affect, followed by overweights in the Retail and Industrial sectors.

Q.    What were the best performing holdings for the Fund during the period?

A. Starwood Hotels was the biggest contributor to performance during the period. As one of the best performing sectors for a good portion of the year, Hotels benefited from evidence of a trough in operating fundamentals and the ability to quickly increase rates with an uptick in demand. Starwood benefits from a quality portfolio, strong brands, low leverage and global exposure. Apartment REIT Equity Residential also contributed significantly during the period as the company benefited from a meaningful decline in the homeownership rate, lack of new supply, tremendous access to low cost debt via the GSE's and good exposure to some of the best multifamily markets in the country; namely NYC and DC. A large underweight position in Health Care company HCP also provided a boost to relative performance. Health Care property owners have a relative lack of leverage to an improving economy given the long term nature of their leases which provide minimal organic rental revenue growth.

Q.    What were the weakest performing holdings?

A. Industrial owner Eastgroup was the largest detractor from performance as a very sluggish economic recovery led to significant occupancy losses and declining rental rates. A sustained period of economic strength will be needed before significant rental rate improvement will be seen. Kimco, a large shopping center REIT, also detracted from performance. The loss of large "big box" tenants such as Linens 'n Things as well as numerous smaller local tenants had a disastrous affect on occupancy and rental rates. It often takes landlords 18 months or more to release such space, resulting in significant loss of revenues during the releasing period.

Q.    How was the Fund positioned as of October 31, 2010?

A. We continue to focus on high quality companies with proven management teams, good portfolios, strong balance sheets and access to capital. Such companies have not only been able to withstand the most recent difficult economic environment, but remain poised to benefit as opportunities arise. We have in fact seen such attributes benefit a number of companies this past year, with access to reasonably priced capital providing not only balance sheet repair, but also a source for accretive acquisition opportunities at the expense of the weaker, over-leveraged owners of properties. At the country level, we are overweight Canada vs. the U.S. Not only has Canada's economy proven to be more stable than that of the U.S., with no housing or financial meltdowns, but several high quality Canadian REITs are very attractively valued. We would expect that in general, US REITs will begin seeing more earnings growth vs. Canadian REITs beginning in 2011 and remain cognizant of potential repositioning as valuations warrant. From a Property sector standpoint, our largest overweight position is in Malls, with an emphasis on the higher productivity, "A quality" companies in the group, which saw their operating fundamentals hold up quite well throughout the downturn. Valuations look attractive for the group, especially as operating metrics continue to improve. We also remain overweight in the Apartment sector, for reasons outlined earlier, including access to low-cost capital and the effect of declining home ownership rates.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                                  [LINE GRAPH]

                                                             Morningstar(R)
          Fortis Real Estate Fund   MSCI US REIT Index    Real Estate Category
Dec-97              10000                 10000                   10000
Dec-98               8721                  8310                    8441
Dec-99               8431                  7932                    8208
Dec-00              10856                 10059                   10426
Oct-01              10806                 10453                   10658
Oct-02              11522                 11152                   11426
Oct-03              15406                 14937                   15242
Oct-04              20141                 19344                   19683
Oct-05              23777                 22756                   23097
Oct-06              33096                 31351                   31194
Oct-07              32629                 31260                   32105
Oct-08              18352                 18612                   17966
Oct-09              18087                 18698                   18568
Oct-10              26001                 26811                   26186

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year            43.77%
Five Year            1.81%
Ten Year            10.01%
Since Inception      7.73%

Inception Date 12/30/97

Average Annual Total Returns - Class I

One Year            44.14%
Five Year            2.05%
Since Inception      1.51%

Inception Date 09/20/05

Due to recent market conditions, the Fund has experienced relatively high performance which may not be sustainable or repeated in the future.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratio for the N class and I class is 1.95% and 1.70% respectively, as disclosed in the prospectus dated March 1, 2010. The performance quoted would have been lower if waivers had not been in effect. Please refer to the Financial Highlights section in this report for more 2010 fiscal year end related information. The performance quoted would have been lower if waivers had not been in effect.

Aston Funds

FORTIS REAL ESTATE FUND                                         OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  [PIE CHART]

Retail                                    30
Residential                               19
Office Properties                         15
Storage                                    8
Industrial                                 7
Health Care                                7
Diversified                                6
Hotels                                     5
Foreign Common Stock                       2
Cash & Net Other Assets and Liabilities    1

% of Total Net Assets

                                                                             MARKET
 SHARES                                                                      VALUE
---------                                                                  -----------
COMMON STOCKS -- 96.67%

             DIVERSIFIED -- 5.72%
   16,624    Digital Realty Trust ......................................   $   992,951
   11,923    Vornado Realty Trust ......................................     1,041,951
                                                                           -----------
                                                                             2,034,902
                                                                           -----------

             HEALTH CARE -- 7.08%
    3,050    HCP .......................................................       109,831
   24,116    Nationwide Health Properties ..............................       984,656
   26,607    Ventas ....................................................     1,425,071
                                                                           -----------
                                                                             2,519,558
                                                                           -----------

             HOTELS -- 4.77%
  106,794    Host Hotels & Resorts .....................................     1,696,957
                                                                           -----------

             INDUSTRIAL -- 7.33%
   35,985    AMB Property ..............................................     1,014,417
    7,285    EastGroup Properties ......................................       294,897
   95,038    ProLogis ..................................................     1,297,269
                                                                           -----------
                                                                             2,606,583
                                                                           -----------

             OFFICE PROPERTIES -- 14.55%
   31,108    Boston Properties .........................................     2,681,198
   48,333    Brandywine Realty Trust ...................................       578,546
   82,094    Douglas Emmett ............................................     1,472,766
    6,762    SL Green Realty ...........................................       444,399
                                                                           -----------
                                                                             5,176,909
                                                                           -----------

             RESIDENTIAL -- 19.22%
   21,251    AvalonBay Communities .....................................     2,259,194
   27,322    Brookdale Senior Living * .................................       513,107
   29,340    Campus Crest Communities * ................................       366,750
   42,204    Equity Residential ........................................     2,052,381
   14,595    Essex Property Trust ......................................     1,648,651
                                                                           -----------
                                                                             6,840,083
                                                                           -----------

             RETAIL -- 29.70%
   21,857    Federal Realty Investment Trust ...........................     1,791,837
   64,200    Glimcher Realty Trust .....................................       482,142
   47,585    Simon Property Group ......................................     4,569,112
   12,354    Tanger Factory Outlet Centers .............................       592,004
   33,276    Taubman Centers ...........................................     1,544,672
   65,888    Weingarten Realty Investors ...............................     1,589,877
                                                                           -----------
                                                                            10,569,644
                                                                           -----------

             STORAGE -- 8.30%
   29,778    Public Storage ............................................     2,954,573
                                                                           -----------
             TOTAL COMMON STOCKS
              (Cost $27,039,367) .......................................    34,399,209
                                                                           -----------

FOREIGN COMMON STOCK -- 1.91%

             CANADA -- 1.91%
    9,049    Boardwalk Real Estate Investment Trust ....................       380,184
    4,860    Canadian Real Estate Investment Trust .....................       152,724
    6,429    RioCan Real Estate Investment Trust .......................       145,297
                                                                           -----------
             TOTAL FOREIGN COMMON STOCK
              (Cost $609,940) ..........................................       678,205
                                                                           -----------

INVESTMENT COMPANY -- 1.90%

  674,972    BlackRock Liquidity Funds TempCash Portfolio ..............       674,972
                                                                           -----------
             TOTAL INVESTMENT COMPANY
              (Cost $674,972) ..........................................       674,972
                                                                           -----------
TOTAL INVESTMENTS -- 100.48%
 (Cost $28,324,279)** ..................................................    35,752,386
                                                                           -----------
NET OTHER ASSETS AND LIABILITIES -- (0.48)% ............................      (170,088)
                                                                           -----------
NET ASSETS -- 100.00% ..................................................   $35,582,298
                                                                           ===========

------------
*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $31,039,964.

      Gross unrealized appreciation ....................................   $ 5,182,738
      Gross unrealized depreciation ....................................      (470,316)
                                                                           -----------
      Net unrealized appreciation ......................................   $ 4,712,422
                                                                           ===========

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL BALANCED FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2010

                                                   Ronald E. Canakaris, CFA, CIC

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Since the bear market bottom in March 2009, the path to outperformance has been a narrow one, with low price, small market capitalization, high beta, and low return on equity stocks leading the way. The massive monetary and fiscal stimulus programs pursued by governments around the world over the last two years have induced investors to extend out the risk curve. The Fund's high quality, large-cap holdings tend to lag the benchmarks in speculative market environments. The Fund's overweight allocation to Energy and Health Care and underweight position in the Industrial and Materials sectors detracted from performance relative to the Russell 1000 Growth Index. In addition, stock selection in the Consumer Staples, Financials, and Information Technology sectors detracted from performance relative to the Russell 1000 Growth Index while the Fund benefitted from positive stock selection in the Energy and Consumer Discretionary sectors. Returns for the bond portion of the Fund trailed the broad bond market, primarily due to the short duration position of the bond portion of the Fund relative to the benchmark. In addition, the Fund cannot hold corporate bonds rated less than A, while the benchmark includes lower-rated BBB bonds. Similar to the trends in the equity markets, lower quality bonds outperformed and the Fund's higher quality bond holdings trailed.

Q.    What were the best performing holdings for the Fund during the period?

A. The powerful ecosystem Apple has created for its products made it one of the Fund's best performers. McDonald's contributed to returns as its product innovations and sustainably low prices support the company's consistent earnings growth. Allergan performed well as the company demonstrated broad based sales strength across product lines. Coca-Cola positively impacted performance as the company continues to achieve long-term objectives and the acquisition of the North American bottling business remains on schedule to close. The Fund also benefitted from Nike as global demand remains solid.

Q.    What were the weakest performing holdings?

A. Research In Motion lagged as the company faces increased domestic competition from the Apple iPhone and Google's Android operating system along with a disappointing launch of the Torch 9800. Hewlett Packard was negatively affected by weakening macroeconomic trends and the unexpected departure of its CEO, Mark Hurd. Schwab suffered from earnings estimate reductions for 2011 as the company continued to waive money market management fees due to the extended outlook for low interest. Gilead Sciences had disappointments in some of its pipeline products, reducing the company's longer-term growth profile. Monsanto fell after the company recalibrated profit and growth expectations lower. We exited all five positions during the course of the year.

Q.    How was the Fund positioned as of October 31, 2010?

A. Below trend real GDP growth of 2-2.5% is likely to continue into 2011. The benefits of fiscal stimulus and the inventory cycle are fading, while economic growth continues to be constrained by the ongoing financial deleveraging of the private and public sectors in the developed world. We expect moderate growth to be sustained as the economy has sufficient forward momentum. That forward momentum along with low interest rates for continued growth is expected to yield continued growth for the economy as a whole. We feel the economy will benefit from robust growth in the emerging markets, which now account for about 35% of global GDP. The high quality growth stocks in the Fund are well positioned in this environment; the shares have attractive valuations and their earnings growth rates are more assured due to their financial strength and global diversification. We continue to maintain a shorter average duration for the bond portion of the Fund and are underweight the long end of the yield curve as we are wary of potential unintended consequences of quantitative easing and the impact on long term yields. We believe investors will continue to seek out incremental yield in a low interest rate environment and accordingly continue to favor intermediate high quality corporate bonds in the Fund.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                                  [LINE CHART]

                                60% S&P 500(R) Index/40%
                                    Barclays Capital                    Barclays Capital
            Montag & Caldwell       U.S. Government        S&P 500(R)    U.S. Government      Morningstar(R) Moderate
              Balanced Fund        Credit Bond Index         Index      Credit Bond Index       Allocation Category
Nov-94            10000                  10000                10000            10000                   10000
Oct-95            12375                  12227                12641            11616                   11823
Oct-96            14895                  14228                15685            12242                   13633
Oct-97            18509                  17436                20720            13321                   16401
Oct-98            21185                  20550                25276            14690                   17872
Oct-99            24962                  23554                31759            14593                   20111
Oct-00            25472                  25154                33690            15634                   22010
Oct-01            23857                  22563                25305            18029                   19837
Oct-02            21849                  21054                21484            19018                   18181
Oct-03            23332                  24237                25950            20192                   21124
Oct-04            24067                  26156                28392            21316                   22742
Oct-05            25334                  27629                30868            21493                   24482
Oct-06            26995                  30853                35909            22542                   27408
Oct-07            31753                  34219                41134            23753                   30768
Oct-08            25128                  26215                26293            23501                   21882
Oct-09            28977                  29458                28869            26932                   25324
Oct-10            31742                  33515                33644            29216                   28748

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year            9.54%
Five Year           4.61%
Ten Year            2.22%
Since Inception     7.49%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year            9.57%
Five Year           4.79%
Ten Year            2.43%
Since Inception     2.84%

Inception Date 12/31/98

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratio for the N class and I class is 1.83% and 1.58% respectively, as disclosed in the prospectus dated March 1, 2010. Please refer to the Financial Highlights section in this report for more 2010 fiscal year end related information.

The performance quoted would have been lower if waivers had not been in effect.

Aston Funds

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  [PIE CHART]

Common Stocks                              60
Corporate Notes and Bonds                  23
U.S. Government and Agency Obligations     12
Cash & Net Other Assets and Liabilities     4
Asset-Backed Securities                     1

% of Total Net Assets

                                                                              MARKET
 SHARES                                                                       VALUE
---------                                                                  -----------
COMMON STOCKS -- 60.64%

             CONSUMER DISCRETIONARY -- 9.20%
    9,100    Carnival ..................................................   $   392,847
    9,850    McDonald's ................................................       766,034
    7,600    NIKE, Class B .............................................       618,944
   13,000    TJX .......................................................       596,570
   12,050    Walt Disney ...............................................       435,126
                                                                           -----------
                                                                             2,809,521
                                                                           -----------

             CONSUMER STAPLES -- 14.23%
   14,400    Coca-Cola .................................................       883,008
    3,600    Colgate-Palmolive .........................................       277,632
   12,300    Costco Wholesale ..........................................       772,071
    5,400    Kellogg ...................................................       271,404
   11,600    Kraft Foods, Class A ......................................       374,332
   13,670    PepsiCo ...................................................       892,651
   10,950    Procter & Gamble ..........................................       696,091
    3,350    Wal-Mart Stores ...........................................       181,470
                                                                           -----------
                                                                             4,348,659
                                                                           -----------

             ENERGY -- 5.94%
   10,850    Cameron International * ...................................       474,687
    9,450    Occidental Petroleum ......................................       743,053
    8,550    Schlumberger ..............................................       597,560
                                                                           -----------
                                                                             1,815,300
                                                                           -----------

             FINANCIALS -- 2.36%
    4,700    American Express ..........................................       194,862
   14,000    JPMorgan Chase ............................................       526,820
                                                                           -----------
                                                                               721,682
                                                                           -----------

             HEALTH CARE -- 11.21%
   18,450    Abbott Laboratories .......................................       946,854
   11,650    Allergan ..................................................       843,576
   24,696    Merck .....................................................       895,971
   14,950    Stryker ...................................................       739,876
                                                                           -----------
                                                                             3,426,277
                                                                           -----------

             INDUSTRIALS -- 6.18%
    4,200    3M ........................................................       353,724
    9,550    Emerson Electric ..........................................       524,295
   12,300    Fluor .....................................................       592,737
    6,200    United Parcel Service, Class B ............................       417,508
                                                                           -----------
                                                                             1,888,264
                                                                           -----------

             INFORMATION TECHNOLOGY -- 11.52%
    8,100    Accenture, Class A ........................................       362,151
    2,430    Apple * ...................................................       731,114
    9,500    Broadcom, Class A .........................................       387,030
    1,340    Google, Class A * .........................................       821,407
    5,950    Juniper Networks * ........................................       192,720
    6,700    Oracle ....................................................       196,980
   13,750    QUALCOMM ..................................................       620,538
    2,650    Visa, Class A .............................................       207,151
                                                                           -----------
                                                                             3,519,091
                                                                           -----------

             TOTAL COMMON STOCKS
              (Cost $15,709,788) .......................................    18,528,794
                                                                           -----------

PAR VALUE
---------
CORPORATE NOTES AND BONDS -- 22.93%

             CONSUMER STAPLES -- 4.07%
$ 350,000    Coca-Cola
               Senior Unsecured Notes
               5.350%, 11/15/17 ........................................       411,571
  400,000    PepsiCo
               Senior Unsecured Notes
               5.000%, 06/01/18 ........................................       456,162
  350,000    Wal-Mart Stores
               Senior Unsecured Notes
               3.200%, 05/15/14 ........................................       377,167
                                                                           -----------
                                                                             1,244,900
                                                                           -----------

             ENERGY -- 1.28%
  350,000    ConocoPhillips
               4.750%, 02/01/14 ........................................       390,135
                                                                           -----------

             FINANCIALS -- 5.31%
  400,000    General Electric Capital
               Senior Unsecured Notes,
               MTN, Series A
               5.875%, 02/15/12 ........................................       424,828
  350,000    JPMorgan Chase
               Senior Unsecured Notes
               4.750%, 05/01/13 ........................................       381,286
  400,000    U.S. Bancorp
               Senior Unsecured Notes
               4.200%, 05/15/14 ........................................       440,985
  350,000    Wells Fargo
               Senior Unsecured Notes,
               MTN, Series 1
               3.750%, 10/01/14 ........................................       374,734
                                                                           -----------
                                                                             1,621,833
                                                                           -----------

             HEALTH CARE -- 5.55%
  350,000    Abbott Laboratories
               Senior Unsecured Notes
               4.350%, 03/15/14 ........................................       388,284
  300,000    Johnson & Johnson
               Senior Unsecured Notes
               5.950%, 08/15/37 ........................................       359,620
  400,000    Medtronic
               Senior Unsecured Notes
               3.000%, 03/15/15 ........................................       425,526

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                             MARKET
PAR VALUE                                                                     VALUE
---------                                                                  -----------
             HEALTH CARE (CONTINUED)
$ 400,000    Pfizer
               Senior Unsecured Notes
               4.450%, 03/15/12 ........................................   $   421,009
  100,000    UnitedHealth Group
               Senior Unsecured Notes
               1.718%, 02/07/11 (a) ....................................       100,336
                                                                           -----------
                                                                             1,694,775
                                                                           -----------

             INFORMATION TECHNOLOGY -- 4.04%
  350,000    Cisco Systems
               Senior Unsecured Notes
               5.500%, 02/22/16 ........................................       414,967
  400,000    Hewlett-Packard
               Senior Unsecured Notes
               4.500%, 03/01/13 ........................................       433,270
  350,000    Oracle
               Senior Unsecured Notes
               4.950%, 04/15/13 ........................................       385,941
                                                                           -----------
                                                                             1,234,178
                                                                           -----------

             TELECOMMUNICATION SERVICES -- 2.68%
  375,000    AT&T
               Senior Unsecured Notes
               4.950%, 01/15/13 ........................................       407,559
  350,000    Verizon Communications
               Senior Unsecured Notes
               5.550%, 02/15/16 ........................................       411,511
                                                                           -----------
                                                                               819,070
                                                                           -----------
             TOTAL CORPORATE NOTES AND BONDS
               (Cost $6,579,385) .......................................     7,004,891
                                                                           -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 11.68%

             FANNIE MAE -- 2.02%
  100,000    6.000%, 05/15/11 ..........................................       103,119
  375,000    4.375%, 09/15/12 ..........................................       402,877
   34,925    7.500%, 02/01/35,
               Pool # 787557 ...........................................        39,819
   13,194    7.500%, 04/01/35,
               Pool # 819231 ...........................................        15,043
   50,587    6.000%, 11/01/35,
               Pool # 844078 ...........................................        55,469
                                                                           -----------
                                                                               616,327
                                                                           -----------

             FREDDIE MAC -- 0.65%
  150,000    4.500%, 01/15/13 ..........................................       163,313
   31,866    5.500%, 12/01/20,
               Gold Pool # G11820 ......................................        34,567
                                                                           -----------
                                                                               197,880
                                                                           -----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.22%
   63,801    5.500%, 02/15/39,
               Pool # 698060 ...........................................        69,274
                                                                           -----------

             U.S. TREASURY BONDS -- 2.28%
  175,000    8.000%, 11/15/21 ..........................................       261,516
  350,000    5.375%, 02/15/31 ..........................................       434,930
                                                                           -----------
                                                                               696,446
                                                                           -----------

             U.S. TREASURY NOTES -- 6.51%
  450,000    1.375%, 05/15/12 ..........................................       457,488
  175,000    4.000%, 02/15/15 ..........................................       197,436
  425,000    4.500%, 02/15/16 ..........................................       495,324
  400,000    2.625%, 04/30/16 ..........................................       426,562
  350,000    4.625%, 02/15/17 ..........................................       412,234
                                                                           -----------
                                                                             1,989,044
                                                                           -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $3,307,424) ........................................     3,568,971
                                                                           -----------

ASSET-BACKED SECURITIES -- 0.24%
   15,210    Daimler Chrysler Auto Trust
               Series 2006-C, Class A4
               4.980%, 11/08/11 ........................................        15,227
   58,530    Ford Credit Auto Owner Trust
               Series 2008-B, Class A3A
               4.280%, 05/15/12 ........................................        59,155
                                                                           -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $75,255) ..........................................        74,382
                                                                           -----------

 SHARES
---------
INVESTMENT COMPANY -- 3.22%

984,485      BlackRock Liquidity Funds TempCash Portfolio ..............       984,485
                                                                           -----------
             TOTAL INVESTMENT COMPANY
               (Cost $984,485) .........................................       984,485
                                                                           -----------
TOTAL INVESTMENTS -- 98.71%
  (Cost $27,656,337)** .................................................    30,161,523
                                                                           -----------
NET OTHER ASSETS AND LIABILITIES -- 1.29% ..............................       394,005
                                                                           -----------
NET ASSETS -- 100.00% ..................................................   $30,555,528
                                                                           ===========

------------
*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $27,263,647.

      Gross unrealized appreciation ....................................   $ 3,078,237
      Gross unrealized depreciation ....................................      (180,361)
                                                                           -----------
      Net unrealized appreciation ......................................   $ 2,897,876
                                                                           ===========

(a) Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2010.

MTN   Medium Term Note

PORTFOLIO COMPOSITION
Common Stocks .............................     62%
Investment Company ........................      3%
U.S. Government Obligations ...............      9%
U.S. Government Agency Obligations ........      3%
Corporate Notes and Bonds (Moody's Ratings)
  Aaa .....................................      1%
  Aa ......................................      8%
  A .......................................     13%
  Baa .....................................      1%
                                               ---
                                               100%
                                               ===

See accompanying Notes to Financial Statements.

Aston Funds

TCH FIXED INCOME FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2010

              Tere Alvarez Canida, CFA; Alan M. Habacht & William J. Canida, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The most significant factor affecting returns during the trailing twelve months was our overweight to Corporate Bonds, which outperformed duration matched U.S. Treasuries by 311 basis points in the period.

      Within credit, our overweight to lower quality investment grade Corporates also added value. BBB rated securities returned 14.09% compared to 11.17% for the broad credit market. On a duration adjusted basis, BBB rated securities outperformed AAA rated securities by 427 basis points.

      Portfolio structure also benefitted the portfolio with a barbelled approach to credit. This structure utilizes high quality floating rate notes on the short end of the curve combined with lower quality investment grade securities on the long end of the curve. Over the trailing twelve months, long credit outperformed intermediate credit by 192 basis points. The outperformance on the long end of the curve was even more pronounced within lower quality investment grade securities. Long BBB rated securities outperforming long AAA, AA and A rated securities by 400, 562 and 482 basis points of excess return, respectively.

Q.    What were the best performing holdings for the Fund during the period?

A. The best performing holdings within the Fund were longer dated investment grade Corporate Bonds which outperformed as credit curves flattened during the year.

Q.    What were the weakest performing holdings?

A. Floating rate notes underperformed fixed rate securities in a declining interest rate environment. Our holdings within U.S. Treasury securities were also among the weaker performing securities.

Q.    How was the Fund positioned as of October 31, 2010?

A. We maintain an above market exposure to Corporate Bonds. Corporate spreads remain wide in a historical context and given our expectations for an improving economic backdrop, we continue to believe this sector will outperform.

      We have recently added to positions in Emerging Market corporate and sovereign debt. We believe these sectors offer an opportunity for growth and offer attractive risk/reward opportunities as spreads within the sector have widened in sympathy with the weaker nations of Western Europe.

      The yield curve is near its steepest level on record. The steepness of the curve is comparable to the 1991 and 2001 recessions which were followed by a multi-year curve flattening. We anticipate that the yield curve will flatten from these levels as investors seek higher yields.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                                  [LINE GRAPH]

                                      Barclays Capital U.S.         Morningstar(R) Intermediate-
            TCH Fixed Income Fund     Aggregate Bond Index               Term Bond Category
Dec-93              10000                      10000                       10000
Oct-94               9677                       9535                        9636
Oct-95              11117                      11026                       11066
Oct-96              11758                      11671                       11659
Oct-97              12797                      12709                       12652
Oct-98              13778                      13895                       13614
Oct-99              13919                      13969                       13617
Oct-00              14891                      14989                       14411
Oct-01              16840                      17171                       16359
Oct-02              17310                      18183                       16953
Oct-03              18103                      19074                       17992
Oct-04              19129                      20129                       18893
Oct-05              19205                      20356                       19056
Oct-06              20052                      21412                       19952
Oct-07              21368                      22564                       20787
Oct-08              19896                      22632                       19291
Oct-09              24470                      25753                       22736
Oct-10              26911                      27816                       24932

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/10

Average Annual Total Returns - Class N

One Year             9.98%
Five Year            6.98%
Ten Year             6.10%
Since Inception      6.04%

Inception Date 12/13/93

Average Annual Total Returns - Class I

One Year             10.11%
Five Year             7.20%
Ten Year              6.34%
Since Inception       6.45%

Inception Date 07/31/00

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratio for the N class and I class is 1.11% and 0.86%, respectively, as disclosed in the prospectus dated March 1, 2010. The performance quoted would have been lower if waivers had not been in effect. Please refer to the Financial Highlights section in this report for more 2010 fiscal year end related information.

The performance quoted would have been lower if waivers had not been in effect.

Aston Funds

TCH FIXED INCOME FUND                                           OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  [PIE CHART]

Corporate Notes and Bonds                  58
U.S. Government and Agency Obligations     34
Cash & Net Other Assets and Liabilities     3
Commercial Mortgage-Backed Securities       3
Asset-Backed Securities                     2

% of Total Net Assets

                                                                             MARKET
PAR VALUE                                                                     VALUE
----------                                                                 ----------
CORPORATE NOTES AND BONDS -- 58.38%

             CONSUMER DISCRETIONARY -- 5.75%
$  300,000   JC Penney
               Senior Unsecured Notes
               6.375%, 10/15/36 ........................................   $  276,750
 1,000,000   Limited Brands
               Senior Unsecured Notes
               7.600%, 07/15/37 ........................................      990,000
             Macy's Retail Holdings
   100,000     8.375%, 07/15/15 (a) ....................................      117,250
   500,000     6.375%, 03/15/37 ........................................      493,750
   250,000   Mattel
               Senior Unsecured Notes
               6.200%, 10/01/40 ........................................      246,136
   250,000   Staples
               9.750%, 01/15/14 ........................................      309,924
   450,000   Whirlpool, MTN
               Unsecured Notes
               8.600%, 05/01/14 ........................................      536,227
             Wyndham Worldwide
               Senior Unsecured Notes
   250,000     6.000%, 12/01/16 ........................................      267,434
   250,000     7.375%, 03/01/20 ........................................      277,746
                                                                           ----------
                                                                            3,515,217
                                                                           ----------

             CONSUMER STAPLES -- 3.56%
             Altria Group
   500,000     8.500%, 11/10/13 ........................................      603,190
   200,000     10.200%, 02/06/39 .......................................      295,305
   250,000   Corn Products International
               Senior Unsecured Notes
               6.625%, 04/15/37 ........................................      271,455
   250,000   Kraft Foods
               Senior Unsecured Notes
               7.000%, 08/11/37 ........................................      302,000
   150,000   PepsiCo
               Senior Unsecured Notes
               7.900%, 11/01/18 ........................................      201,437
   250,000   Ralcorp Holdings
               6.625%, 08/15/39 ........................................      268,561
   200,000   Reynolds American
               7.750%, 06/01/18 ........................................      237,719
                                                                           ----------
                                                                            2,179,667
                                                                           ----------

             ENERGY -- 9.13%
   250,000   Anadarko Petroleum
               Senior Unsecured Notes
               6.450%, 09/15/36 ........................................      249,507
   250,000   Chesapeake Energy
               6.625%, 08/15/20 ........................................      265,938
   500,000   Ecopetrol SA
               Senior Unsecured Notes
               7.625%, 07/23/19 ........................................      617,500
   250,000   Energy Transfer Partners
               Senior Unsecured Notes
               9.000%, 04/15/19 ........................................      319,517
   400,000   Hess
               Senior Unsecured Notes
               8.125%, 02/15/19 ........................................      528,445
   400,000   Kinder Morgan Energy Partners
               Senior Unsecured Notes
               9.000%, 02/01/19 ........................................      523,372
 1,005,000   Marathon Oil Canada
               8.375%, 05/01/12 ........................................    1,103,765
   450,000   Nabors Industries
               9.250%, 01/15/19 ........................................      579,593
   250,000   Pride International
               Senior Unsecured Notes
               6.875%, 08/15/20 ........................................      284,375
   250,000   Rowan
               Senior Unsecured Notes
               5.000%, 09/01/17 ........................................      261,605
   250,000   Valero Energy
               9.375%, 03/15/19 ........................................      320,892
   400,000   Weatherford International
               9.625%, 03/01/19 ........................................      529,052
                                                                           ----------
                                                                            5,583,561
                                                                           ----------

             FINANCIALS -- 17.09%
   250,000   AFLAC
               Senior Unsecured Notes
               8.500%, 05/15/19 ........................................      320,598
   450,000   American Financial Group
               Senior Unsecured Notes
               9.875%, 06/15/19 ........................................      551,950
   250,000   Aon
               Senior Unsecured Notes
               6.250%, 09/30/40 ........................................      252,558
 1,500,000   Bear Stearns, MTN
               Senior Unsecured Notes
               0.729%, 11/21/16 (b) ....................................    1,408,535
               Berkshire Hathaway Finance
   100,000   0.414%, 01/13/12 (b) ......................................      100,118
               Senior Unsecured Notes
   250,000   0.834%, 02/11/13 (b) ......................................      251,410
   150,000   Blackstone Holdings Finance
               6.625%, 08/15/19 (c) ....................................      158,459
   250,000   Bunge Ltd Finance
               8.500%, 06/15/19 ........................................      305,664
 2,000,000   Citigroup
               Senior Subordinated Notes
               0.868%, 08/25/36 (b) ....................................    1,279,688
   250,000   Discover Bank
               Subordinated Notes
               7.000%, 04/15/20 ........................................      276,406

See accompanying Notes to Financial Statements.

Aston Funds

TCH FIXED INCOME FUND                                           OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                              MARKET
PAR VALUE                                                                     VALUE
----------                                                                 -----------
             FINANCIALS (CONTINUED)
$  500,000   General Electric Capital, MTN,
               Series A, Senior Unsecured Notes
               0.815%, 05/05/26 (b) ....................................   $   416,034
   800,000   Goldman Sachs Capital I
               6.345%, 02/15/34 ........................................       768,010
   450,000   Harley-Davidson Funding
               5.750%, 12/15/14 (c) ....................................       485,352
   500,000   Jefferies Group
               Senior Unsecured Notes
               8.500%, 07/15/19 ........................................       591,334
   250,000   Lincoln National
               Senior Unsecured Notes
               7.000%, 06/15/40 ........................................       274,949
   300,000   Marsh & McLennan
               Senior Unsecured Notes
               9.250%, 04/15/19 ........................................       390,975
   750,000   Merrill Lynch, MTN
               6.875%, 04/25/18 ........................................       843,014
 1,000,000   NB Capital Trust II
               7.830%, 12/15/26 ........................................     1,006,250
 1,000,000   SLM, MTN
               Senior Unsecured Notes
               5.625%, 08/01/33 ........................................       772,736
                                                                           -----------
                                                                            10,454,040
                                                                           -----------

             HEALTH CARE -- 5.17%
   300,000   Boston Scientific
               Senior Unsecured Notes
               7.000%, 11/15/35 ........................................       310,285
   250,000   Celgene
               Senior Unsecured Notes
               5.700%, 10/15/40 ........................................       249,448
   125,000   Davita
               6.375%, 11/01/18 ........................................       128,125
   200,000   Hospira
               Senior Unsecured Notes, GMTN
               6.400%, 05/15/15 ........................................       233,278
   250,000   Humana
               Senior Unsecured Notes
               8.150%, 06/15/38 ........................................       272,998
   500,000   Lorillard Tobacco
               8.125%, 05/01/40 ........................................       535,351
   750,000   McKesson
               Senior Unsecured Notes
               7.500%, 02/15/19 ........................................       940,400
   450,000   WellPoint
               Senior Unsecured Notes
               6.800%, 08/01/12 ........................................       494,269
                                                                           -----------
                                                                             3,164,154
                                                                           -----------

             INDUSTRIALS -- 1.96%
   250,000   Ball
               6.625%, 03/15/18 ........................................       260,000
   250,000   Caterpillar
               Senior Unsecured Notes
               7.000%, 12/15/13 ........................................       297,301
   250,000   FedEx
               Senior Notes
               8.000%, 01/15/19 ........................................       322,647
   250,000   Waste Management
               7.375%, 03/11/19 ........................................       315,399
                                                                           -----------
                                                                             1,195,347
                                                                           -----------

             INFORMATION TECHNOLOGY -- 2.57%
   500,000   Hewlett-Packard
               Senior Unsecured Notes
               0.418%, 09/13/12 (b) ....................................       500,793
   250,000   KLA Instruments
               Senior Unsecured Notes
               6.900%, 05/01/18 ........................................       287,332
   200,000   Motorola
               Senior Unsecured Notes
               6.625%, 11/15/37 ........................................       208,969
   500,000   Telecom Italia Capital SA
               7.721%, 06/04/38 ........................................       576,510
                                                                           -----------
                                                                             1,573,604
                                                                           -----------

             MATERIALS -- 4.72%
   400,000   ArcelorMittal
               Senior Unsecured Notes
               7.000%, 10/15/39 ........................................       404,058
   700,000   Bemis
               Senior Unsecured Notes
               6.800%, 08/01/19 ........................................       832,838
   250,000   Dow Chemical (The)
               Senior Unsecured Notes
               8.550%, 05/15/19 ........................................       321,598
   500,000   International Paper
               Senior Unsecured Notes
               8.700%, 06/15/38 ........................................       641,409
   550,000   Rio Tinto Finance
               8.950%, 05/01/14 ........................................       687,387
                                                                           -----------
                                                                             2,887,290
                                                                           -----------

             TELECOMMUNICATION SERVICES -- 4.07%
   250,000   CBS
               8.875%, 05/15/19 ........................................       324,414
   250,000   DirecTV Holdings/DirecTV Financing
               6.000%, 08/15/40 ........................................       255,518
   250,000   Expedia
               5.950%, 08/15/20 (c) ....................................       255,156
   350,000   Frontier Communications
               Senior Unsecured Notes
               9.000%, 08/15/31 ........................................       392,000
   250,000   Qtel International Finance
               3.375%, 10/14/16 (c) ....................................       249,770
   173,000   Telus
               Senior Unsecured Notes
               8.000%, 06/01/11 ........................................       180,125
   450,000   Time Warner Cable
               8.250%, 02/14/14 ........................................       537,663
   250,000   Viacom
               Senior Unsecured Notes
               6.125%, 10/05/17 ........................................       292,251
                                                                           -----------
                                                                             2,486,897
                                                                           -----------

             UTILITIES -- 4.36%
   200,000   Allegheny Energy Supply
               Senior Unsecured Notes
               6.750%, 10/15/39 (c) ....................................       198,282
   500,000   Dubai Electricity & Water Authority
               Senior Unsecured Notes
               8.500%, 04/22/15 (c) ....................................       538,436
   450,000   FPL Group Capital
               7.875%, 12/15/15 ........................................       563,632
   250,000   Oncor Electric Delivery
               7.500%, 09/01/38 ........................................       313,716

See accompanying Notes to Financial Statements.

Aston Funds

TCH FIXED INCOME FUND                                           OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                             MARKET
PAR VALUE                                                                     VALUE
----------                                                                 -----------
             UTILITIES (CONTINUED)
$  150,000   Pacific Gas & Electric
               Senior Unsecured Notes
               8.250%, 10/15/18 ........................................   $   202,207
   450,000   Sempra Energy
               Senior Unsecured Notes
               9.800%, 02/15/19 ........................................       627,134
   150,000   Virginia Electric and Power
               Senior Unsecured Notes
               8.875%, 11/15/38 ........................................       221,401
                                                                           -----------
                                                                             2,664,808
                                                                           -----------
             TOTAL CORPORATE NOTES AND BONDS
               (Cost $32,426,931) ......................................    35,704,585
                                                                           -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 33.62%

             FANNIE MAE -- 11.56%
   463,712   6.000%, 11/01/17,
               Pool # 662854 ...........................................       504,679
   251,846   6.000%, 04/01/18,
               Pool # 725175 ...........................................       273,623
   414,155   5.500%, 11/01/18,
               Pool # 748886 ...........................................       451,139
   223,952   4.500%, 06/01/19,
               Pool # 747860 ...........................................       239,649
   869,230   6.000%, 01/01/21,
               Pool # 850787 ...........................................       946,023
   390,220   6.000%, 09/01/32,
               Pool # 847899 ...........................................       434,215
   172,322   6.000%, 02/01/34,
               Pool # 771952 ...........................................       190,997
   222,766   7.500%, 02/01/35,
               Pool # 787557 ...........................................       253,982
    84,133   7.500%, 04/01/35,
               Pool # 819231 ...........................................        95,923
   284,337   6.000%, 11/01/35,
               Pool # 844078 ...........................................       311,774
   528,322   5.000%, 05/01/36,
               Pool # 745581 ...........................................       564,586
   344,818   6.000%, 12/01/36,
               Pool # 888029 ...........................................       375,721
   438,995   5.500%, 06/01/37,
               Pool # 918778 ...........................................       471,891
   414,690   6.500%, 10/01/37,
               Pool # 888890 ...........................................       459,694
 1,394,612   5.500%, 03/01/38,
               Pool # 962344 ...........................................     1,498,896
                                                                           -----------
                                                                             7,072,792
                                                                           -----------

             FREDDIE MAC -- 10.38%
 1,020,677   5.500%, 11/01/20,
               Gold Pool # G18083 ......................................     1,107,198
   179,184   5.500%, 12/01/20,
               Gold Pool # G11820 ......................................       194,373
   183,024   6.000%, 10/01/35,
               Gold Pool # A47772 ......................................       200,399
   483,531   5.500%, 05/01/37,
               Gold Pool # A60048 ......................................       519,310
 1,020,608   5.500%, 09/01/37,
               Gold Pool # G03202 ......................................     1,096,128
 1,315,953   5.000%, 02/01/38,
               Gold Pool # A73409 ......................................     1,396,746
 1,715,261   5.000%, 04/01/38,
               Gold Pool # G04334 ......................................     1,836,478
                                                                           -----------
                                                                             6,350,632
                                                                           -----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.29%
   516,477   5.000%, 05/01/37,
               Pool # 782156 ...........................................       556,402
 1,132,878   5.000%, 08/20/37,
               Pool # 4015 .............................................     1,220,243
   882,141   6.000%, 07/20/38,
               Pool # 4195 .............................................       968,501
   445,923   6.000%, 01/15/39,
               Pool # 698036 ...........................................       490,146
                                                                           -----------
                                                                             3,235,292
                                                                           -----------

             U.S. TREASURY BILLS (d) -- 4.09%
 1,000,000   0.130%, 11/04/10 ..........................................       999,990
 1,000,000   0.122%, 12/09/10 ..........................................       999,872
   500,000   0.160%, 01/06/11 ..........................................       499,899
                                                                           -----------
                                                                             2,499,761
                                                                           -----------

             U.S. TREASURY BOND -- 0.75%
   500,000   3.500%, 02/15/39 ..........................................       457,813
                                                                           -----------

             U.S. TREASURY INFLATION INDEX NOTE -- 1.55%
   934,779   2.375%, 04/15/11 ..........................................       945,441
                                                                           -----------
             TOTAL U.S. GOVERNMENT AND AGENCY  OBLIGATIONS
               (Cost $19,179,511) ......................................    20,561,731
                                                                           -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.62%
   275,000   Bear Stearns Commercial Mortgage Securities
               Series 2007-T28, Class A4
               5.742%, 09/11/42 (e) ....................................       303,067
   389,562   CS First Boston Mortgage Securities
               Series 2005-C5, Class A2
               5.100%, 08/15/38 (e) ....................................       389,409
   906,929   JP Morgan Chase Commercial Mortgage Securities
               Series 2005-CB13, Class A2
               5.247%, 01/12/43 (e) ....................................       907,460
                                                                           -----------
             TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
               (Cost $1,412,835) .......................................     1,599,936
                                                                           -----------

ASSET-BACKED SECURITIES -- 1.77%
   131,130   Ford Credit Auto Owner Trust
               Series 2007-B, Class A3A
               5.150%, 11/15/11 (e) ....................................       131,873
   500,000   Honda Auto Receivables Owner Trust
               Series 2008-1, Class A4
               4.880%, 09/18/14 (e) ....................................       513,897
   423,518   Nissan Auto Receivables Owner Trust
               Series 2009-1, Class A3
               5.000%, 09/15/14 (e) ....................................       436,087
                                                                           -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $1,083,528) .......................................     1,081,857
                                                                           -----------

FOREIGN GOVERNMENT BOND -- 0.29%
   150,000   State of Qatar
               Senior Notes
               6.400%, 01/20/40 (c) ....................................       174,000
                                                                           -----------
             TOTAL FOREIGN GOVERNMENT BOND
               (Cost $149,697) .........................................       174,000
                                                                           -----------

See accompanying Notes to Financial Statements.

Aston Funds

TCH FIXED INCOME FUND                                           OCTOBER 31, 2010

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                             MARKET
 SHARES                                                                       VALUE
----------                                                                 -----------
INVESTMENT COMPANY -- 1.82%
 1,114,238   BlackRock Liquidity Funds
               TempCash Portfolio ......................................   $ 1,114,238
                                                                           -----------
             TOTAL INVESTMENT COMPANY
               (Cost $1,114,238) .......................................     1,114,238
                                                                           -----------
TOTAL INVESTMENTS -- 98.50%
 (Cost $55,366,740)* ...................................................    60,236,347
                                                                           -----------
NET OTHER ASSETS AND LIABILITIES -- 1.50% ..............................       918,364
                                                                           -----------
NET ASSETS -- 100.00% ..................................................   $61,154,711
                                                                           ===========

-------------
*     Aggregate cost for Federal income tax purposes is $55,098,544.

      Gross unrealized appreciation ....................................   $ 6,178,840
      Gross unrealized depreciation ....................................    (1,041,037)
                                                                           -----------
      Net unrealized appreciation ......................................   $ 5,137,803
                                                                           ===========

(a) Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate was 8.375% until April 17, 2009, 8.875% until May 15, 2010, 8.625% until May 18, 2010 and will be 8.375% until maturity.

(b) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2010.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2010, these securities amounted to $2,059,455 or 3.37% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

(d)   Annualized yield at the time of purchase.

(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

GMTN  Global Medium Term Note

MTN   Medium Term Note

PORTFOLIO COMPOSITION
Investment Company ...........................     2%
U.S. Government Obligations ..................     6%
U.S. Government Agency Obligations ...........    28%
Corporate Notes and Bonds (Moody's Ratings(e))
  Aaa ........................................     4%
  Aa .........................................     5%
  A ..........................................     7%
  Baa ........................................    38%
  Ba .........................................    10%
                                                 ---
                                                 100%
                                                 ===

See accompanying Notes to Financial Statements.

                       This page intentionally left blank.

Aston Funds

                                                                OCTOBER 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                            MONTAG & CALDWELL   VEREDUS SELECT
                                                                                               GROWTH FUND       GROWTH FUND
                                                                                            -----------------   --------------
ASSETS:
Investments:
    Investments at cost .................................................................   $   2,604,529,328   $  100,538,233
    Net unrealized appreciation .........................................................         413,400,114        9,798,819
                                                                                            -----------------   --------------
      Total investments at value ........................................................       3,017,929,442      110,337,052
Receivables:
    Dividends and interest ..............................................................           3,345,680           20,379
    Dividend reclaims ...................................................................                  --               --
    Fund shares sold ....................................................................           6,752,634           90,120
    Investments sold ....................................................................          52,990,123        3,696,604
    Due from Adviser, net (Note G) ......................................................                  --               --
    Deferred offering costs (Note B-11) .................................................                  --               --
    Other assets ........................................................................              24,362              848
                                                                                            -----------------   --------------
      Total assets ......................................................................       3,081,042,241      114,145,003
                                                                                            -----------------   --------------
LIABILITIES:
Payables:
    Dividend distribution ...............................................................                  --               --
    Investments purchased ...............................................................          27,170,002        9,407,421
    Fund shares redeemed ................................................................           8,657,133          106,692
    Due to Adviser, net (Note G) ........................................................           1,665,546           70,350
    Administration fees (Note G) ........................................................             134,902            5,780
    Distribution fees (Note G) ..........................................................             326,021            8,946
    Audit and tax fees ..................................................................              18,929           12,918
    Custodian fees ......................................................................              19,502            1,045
    Transfer agent fees .................................................................             475,708           19,153
    Trustees fees and related expenses (Note G) .........................................               2,032               67
    Deferred organization cost ..........................................................                  --               --
    Accrued expenses and other payables .................................................             224,179            6,321
                                                                                            -----------------   --------------
      Total liabilities .................................................................          38,693,954        9,638,693
                                                                                            -----------------   --------------
NET ASSETS ..............................................................................   $   3,042,348,287   $  104,506,310
                                                                                            =================   ==============

NET ASSETS CONSIST OF:
  Paid in capital .......................................................................   $   2,648,393,114   $  116,696,045
  Accumulated undistributed (distribution in excess of) net investment income (loss) ....          15,243,099          (10,407)
  Accumulated net realized gain (loss) on investments, purchased options and
    payments to funds ...................................................................         (34,688,040)     (21,978,147)
  Net unrealized appreciation on investments and purchased options ......................         413,400,114        9,798,819
                                                                                            -----------------   --------------
TOTAL NET ASSETS                                                                            $   3,042,348,287   $  104,506,310
                                                                                            =================   ==============
CLASS N:
  Net Assets ............................................................................   $   1,506,075,472   $   42,567,125
  Shares of beneficial interest outstanding (unlimited authorization) ...................          65,698,787        3,748,979
    NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ...................................................   $           22.92   $        11.35
                                                                                            =================   ==============
CLASS I:
  Net Assets ............................................................................   $   1,528,980,691   $   61,939,185
  Shares of beneficial interest outstanding (unlimited authorization) ...................          66,332,604        5,395,891
    NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ...................................................   $           23.05   $        11.48
                                                                                            =================   ==============
CLASS R:
  Net Assets ............................................................................   $       7,292,124   $           --
  Shares of beneficial interest outstanding (unlimited authorization) ...................             321,252               --
    NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ...................................................   $           22.70   $           --
                                                                                            =================   ==============

See accompanying Notes to Financial Statements.

Aston Funds

   TAMRO         HERNDON                       RIVER ROAD     MONTAG & CALDWELL       OPTIMUM         CARDINAL
DIVERSIFIED     LARGE CAP        VALUE        DIVIDEND ALL         MID CAP            MID-CAP         MID CAP
EQUITY FUND     VALUE FUND        FUND       CAP VALUE FUND      GROWTH FUND            FUND         VALUE FUND
------------   -----------   -------------   --------------   -----------------   ---------------   ------------
$ 13,335,115   $ 1,333,311   $ 207,781,758   $  233,809,701   $       2,633,923   $ 1,650,935,056   $  1,221,534
   2,517,109        72,175      16,090,583       41,098,776             707,438       327,875,409        194,818
------------   -----------   -------------   --------------   -----------------   ---------------   ------------
  15,852,224     1,405,486     223,872,341      274,908,477           3,341,361     1,978,810,465      1,416,352

       4,546           932         300,293          469,427                 745           289,654            148
          --            --           1,827            1,182                  --                --             --
         262        93,300          11,395        1,843,437                  29         7,681,968             --
     222,631            --         230,718               --             130,725         7,589,451          6,283
          --         1,463              --               --                  --                --          2,759
          --        20,624              --               --                  --                --             --
         100            --           2,154            1,607                  26            10,280              8
------------   -----------   -------------   --------------   -----------------   ---------------   ------------
  16,079,763     1,521,805     224,418,728      277,224,130           3,472,886     1,994,381,818      1,425,550
------------   -----------   -------------   --------------   -----------------   ---------------   ------------

          --            --              --           73,369                  --                --             --
     381,789            --         166,293        2,660,035              55,356        20,428,174             --
          --            --          19,603        1,058,416                  --         2,991,030             --
       4,248            --         148,393          158,796                 788         1,157,891             --
       1,966         1,359          11,409           13,185               1,446            85,842          1,344
       3,262           265           4,212           28,126                 711           309,468            292
      12,853        12,590          15,083           13,639              13,115            17,867         13,115
         805           623           3,663            3,106                 434            12,310            382
       4,190         1,429           5,635           25,342               1,748           265,602          1,546
          10             1             149              174                   2             1,195              1
          --        33,341              --               --                  --                --             --
         848           101           9,618           17,377                 214           108,278            127
------------   -----------   -------------   --------------   -----------------   ---------------   ------------
     409,971        49,709         384,058        4,051,565              73,814        25,377,657         16,807
------------   -----------   -------------   --------------   -----------------   ---------------   ------------
$ 15,669,792   $ 1,472,096   $ 224,034,670   $  273,172,565   $       3,399,072   $ 1,969,004,161   $  1,408,743
============   ===========   =============   ==============   =================   ===============   ============

$ 13,402,490   $ 1,424,488   $ 245,385,447   $  234,747,149   $       3,348,629   $ 1,636,927,884   $  1,527,488
          --         4,234         141,320          (30,856)                 --                --          1,297
    (249,807)      (28,801)    (37,582,680)      (2,642,504)           (656,995)        4,200,868       (314,860)
   2,517,109        72,175      16,090,583       41,098,776             707,438       327,875,409        194,818
------------   -----------   -------------   --------------   -----------------   ---------------   ------------
$ 15,669,792   $ 1,472,096   $ 224,034,670   $  273,172,565   $       3,399,072   $ 1,969,004,161   $  1,408,743
============   ===========   =============   ==============   =================   ===============   ============

$ 15,669,792   $ 1,472,096     $19,983,531   $  135,543,548   $       3,399,072   $ 1,469,353,576   $  1,408,743
   1,324,941       141,750       2,172,650       13,254,417             399,288        50,605,739        165,587

$      11.83   $     10.39   $        9.20   $        10.23   $            8.51   $         29.04   $       8.51
============   ===========   =============   ==============   =================   ===============   ============

$         --   $        --   $ 204,051,139   $  137,629,017   $              --   $   499,650,585   $         --
          --            --      22,194,279       13,465,634                  --        16,991,700             --

$         --   $        --   $        9.19   $        10.22   $              --   $         29.41   $         --
============   ===========   =============   ==============   =================   ===============   ============

$         --   $        --   $          --   $           --   $              --   $            --   $         --
          --            --              --               --                  --                --             --

$         --   $        --   $          --   $           --   $              --   $            --   $         --
============   ===========   =============   ==============   =================   ===============   ============

See accompanying Notes to Financial Statements.

Aston Funds

                                                                OCTOBER 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                                                                                     VEREDUS        FASCIANO
                                                                                    AGGRESSIVE     SMALL CAP
                                                                                   GROWTH FUND        FUND
                                                                                   ------------   ------------
ASSETS:
Investments:
    Investments at cost ........................................................   $ 43,718,094   $  2,090,904
    Net unrealized appreciation ................................................      6,469,430        111,784
                                                                                   ------------   ------------
      Total investments at value ...............................................     50,187,524      2,202,688
Receivables:
    Dividends and interest .....................................................             93            128
    Dividend reclaims ..........................................................             --             --
    Fund shares sold ...........................................................          5,956             --
    Investments and foreign currency sold ......................................      2,222,087             --
    Due from Adviser, net (Note G) .............................................             --          3,499
Deferred offering costs (Note B-11) ............................................             --          6,509
Other assets ...................................................................            475             18
                                                                                   ------------   ------------
      Total assets .............................................................     52,416,135      2,212,842
                                                                                   ------------   ------------

LIABILITIES:
Payables:
    Investments and foreign currency purchased .................................      2,445,298             --
    Fund shares redeemed .......................................................        103,288             --
    Due to Adviser, net (Note G) ...............................................         36,151             --
    Administration fees (Note G) ...............................................          3,564          1,321
    Distribution fees (Note G) .................................................          7,153            468
    Audit and tax fees .........................................................         15,477         12,590
    Custodian fees .............................................................          1,159            127
    Transfer agent fees ........................................................         15,142          1,449
    Trustees fees and related expenses (Note G) ................................             32              2
    Accrued expenses and other payables ........................................          4,481            154
                                                                                   ------------   ------------
      Total liabilities ........................................................      2,631,745         16,111
                                                                                   ------------   ------------
NET ASSETS                                                                         $ 49,784,390   $  2,196,731
                                                                                   ============   ============

NET ASSETS CONSIST OF:
  Paid in capital ..............................................................   $ 70,489,401   $  2,068,718
  Accumulated undistributed net investment income ..............................             --             --
  Accumulated net realized gain (loss) on investments, foreign currency
    transactions, capital gain distributions and payments to funds .............    (27,174,441)        16,229
  Net unrealized appreciation on investments and translation of assets
    and liabilities denominated in foreign currency ............................      6,469,430        111,784
                                                                                   ------------   ------------
TOTAL NET ASSETS                                                                   $ 49,784,390   $  2,196,731
                                                                                   ============   ============
CLASS N:
  Net Assets ...................................................................   $ 33,594,328   $  2,196,731
  Shares of beneficial interest outstanding (unlimited authorization) ..........      2,847,905        206,682
    NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ..........................................   $      11.80   $      10.63
                                                                                   ============   ============
CLASS I:
  Net Assets ...................................................................   $ 16,190,062   $         --
  Shares of beneficial interest outstanding (unlimited authorization) ..........      1,327,685             --
    NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ..........................................   $      12.19   $         --
                                                                                   ============   ============

See accompanying Notes to Financial Statements.

Aston Funds

   TAMRO         RIVER ROAD      RIVER ROAD        NEPTUNE         BARINGS         DYNAMIC
 SMALL CAP      SELECT VALUE      SMALL CAP     INTERNATIONAL   INTERNATIONAL    ALLOCATION
   FUND             FUND         VALUE FUND         FUND            FUND            FUND
-------------   -------------   -------------   -------------   -------------   -------------
$ 677,337,028   $ 187,839,922   $ 405,572,721   $   1,781,277   $  42,470,663   $  52,005,249
  206,046,504      28,348,096      68,428,339         106,479       7,116,733       2,561,172
-------------   -------------   -------------   -------------   -------------   -------------
  883,383,532     216,188,018     474,001,060       1,887,756      49,587,396      54,566,421

        1,432         159,111         208,529           4,236          54,490             215
           --              --              --           3,732          41,050              --
    4,966,414         225,942         666,281              --          98,500         111,533
    2,132,259       1,809,973       1,326,869              --          99,619              --
           --              --              --           3,522              --              --
           --              --              --              --              --              --
        7,404           2,013           4,530              14             337             434
-------------   -------------   -------------   -------------   -------------   -------------
  890,491,041     218,385,057     476,207,269       1,899,260      49,881,392      54,678,603
-------------   -------------   -------------   -------------   -------------   -------------

    2,968,502       1,723,556       3,424,587           3,846       1,064,215              --
    1,111,382         661,529       3,470,616              --         590,000         368,802
      662,524         182,190         359,231              --          24,452          29,996
       40,098          10,925          22,376           2,223           5,145           3,587
       68,244          11,098          45,353              89              40          11,521
       15,606          14,427          15,083          14,755          14,099          13,444
        6,524           3,542           9,260             244           9,587           1,012
      128,006          11,930         160,321           2,871           3,045          12,142
          632             145             319               1              32              36
       53,579          12,128          29,675             476           1,948           3,815
-------------   -------------   -------------   -------------   -------------   -------------
    5,055,097       2,631,470       7,536,821          24,505       1,712,563         444,355
-------------   -------------   -------------   -------------   -------------   -------------
$ 885,435,944   $ 215,753,587   $ 468,670,448   $   1,874,755   $  48,168,829   $  54,234,248
=============   =============   =============   =============   =============   =============

$ 666,625,185   $ 185,912,445   $ 457,735,514   $   5,212,027   $  42,990,914   $  50,955,670
       90,254         862,893       1,393,988          21,304       1,019,374          44,654

   12,674,001         630,153     (58,887,393)     (3,465,445)     (2,964,176)        672,752

  206,046,504      28,348,096      68,428,339         106,869       7,122,717       2,561,172
-------------   -------------   -------------   -------------   -------------   -------------
$ 885,435,944   $ 215,753,587   $ 468,670,448   $   1,874,755   $  48,168,829   $  54,234,248
=============   =============   =============   =============   =============   =============

$ 335,808,660   $  52,522,002   $ 213,326,307   $     431,941   $     183,540   $  54,234,248
   17,292,582       5,831,947      18,393,377          51,991          25,335       5,861,553

$       19.42   $        9.01   $       11.60   $        8.31   $        7.24   $        9.25
=============   =============   =============   =============   =============   =============

$ 549,627,284   $ 163,231,585   $ 255,344,141   $   1,442,814   $  47,985,289   $          --
   27,909,976      18,055,567      21,975,093         173,478       6,608,577              --

$       19.69   $        9.04   $       11.62   $        8.32   $        7.26   $          --
=============   =============   =============   =============   =============   =============

See accompanying Notes to Financial Statements.

Aston Funds

                                                                OCTOBER 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                                                                                                M.D. SASS        NEW CENTURY
                                                                                                 ENHANCED      ABSOLUTE RETURN
                                                                                               EQUITY FUND         ETF FUND
                                                                                             ---------------   ---------------
ASSETS:
Investments:
    Investments at cost ..................................................................   $    98,024,446   $    14,203,953
    Net unrealized appreciation (depreciation) ...........................................          (126,627)          941,475
                                                                                             ---------------   ---------------
      Total investments at value .........................................................        97,897,819        15,145,428
Cash .....................................................................................               231                --
Receivables:
    Dividends and interest ...............................................................           132,760               202
    Fund shares sold .....................................................................           200,918            10,482
    Investments sold .....................................................................           278,315           489,124
    Due from Adviser, net (Note G) .......................................................                --                --
Other assets .............................................................................               277               167
                                                                                             ---------------   ---------------
      Total assets .......................................................................        98,510,320        15,645,403
                                                                                             ---------------   ---------------

LIABILITIES:
Payables:
    Dividend distribution ................................................................                --                --
    Investments purchased ................................................................         1,011,872           306,193
    Fund shares redeemed .................................................................             7,557             1,891
    Due to Adviser, net (Note G) .........................................................            60,897             8,364
    Administration fees (Note G) .........................................................             5,435             1,980
    Distribution fees (Note G) ...........................................................             9,687             3,235
    Audit and tax fees ...................................................................            14,755            13,048
    Custodian fees .......................................................................             3,882               730
    Transfer agent fees ..................................................................            12,709             5,871
    Trustees fees and related expenses (Note G) ..........................................                58                10
    Accrued expenses and other payables ..................................................             4,472             1,607
Call options written, at value (premiums received $3,105,267) ............................         4,815,944                --
                                                                                             ---------------   ---------------
      Total liabilities ..................................................................         5,947,268           342,929
                                                                                             ---------------   ---------------
NET ASSETS                                                                                   $    92,563,052   $    15,302,474
                                                                                             ===============   ===============

NET ASSETS CONSIST OF:
  Paid in capital ........................................................................   $    90,286,894   $    15,136,792
  Accumulated undistributed (distribution in excess of) net investment income (loss) .....            11,024            19,246
  Accumulated net realized gain (loss) on investments, purchased and written options,
    foreign currency transactions, capital gain distributions and payments to funds ......         4,102,438          (795,039)
  Net unrealized appreciation (depreciation) on investments, purchased and written
    options and translation of assets and liabilities in foreign currency ................        (1,837,304)          941,475
                                                                                             ---------------   ---------------
TOTAL NET ASSETS                                                                             $    92,563,052   $    15,302,474
                                                                                             ===============   ===============
CLASS N:
  Net Assets .............................................................................   $    46,422,694   $    15,302,474
  Shares of beneficial interest outstanding (unlimited authorization) ....................         4,935,680         1,563,519
    NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ....................................................   $          9.41   $          9.79
                                                                                             ===============   ===============
CLASS I:
  Net Assets .............................................................................   $    46,140,358   $            --
  Shares of beneficial interest outstanding (unlimited authorization) ....................         4,901,395                --
    NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ....................................................   $          9.41   $            --
                                                                                             ===============   ===============

See accompanying Notes to Financial Statements.

Aston Funds

   LAKE PARTNERS           FORTIS                                    TCH
LASSO ALTERNATIVES       REAL ESTATE       MONTAG & CALDWELL     FIXED INCOME
       FUND                 FUND             BALANCED FUND           FUND
------------------   ------------------   ------------------   ------------------
$       26,938,444   $       28,324,279   $       26,656,337   $       55,366,740
         1,035,763            7,428,107            3,505,186            4,869,607
------------------   ------------------   ------------------   ------------------
        27,974,207           35,752,386           30,161,523           60,236,347
                --                   --                   --              200,000

               170                7,158              133,287              688,855
           112,032                  730               16,425              135,253
                --                   --              419,028                   --
               271                   --                   --                   --
                54                  262                  142                  583
------------------   ------------------   ------------------   ------------------
        28,086,734           35,760,536           30,730,405           61,261,038
------------------   ------------------   ------------------   ------------------

                --                   --                   --               17,686
                --              119,939              119,692                   --
            40,017                6,717                  434               38,471
                --               24,173               12,960                8,038
             2,300                2,786                3,013                5,123
             1,697                1,271                6,172                9,813
            13,847               15,644               16,238               15,738
             1,150                  772                  750                  903
             6,860                5,184                7,157                7,686
                16                   23                   21                   43
             1,210                1,729                8,440                2,826
                --                   --                   --                   --
------------------   ------------------   ------------------   ------------------
            67,097              178,238              174,877              106,327
------------------   ------------------   ------------------   ------------------
$       28,019,637   $       35,582,298   $       30,555,528   $       61,154,711
==================   ==================   ==================   ==================

$       26,700,796   $       51,670,841   $       33,647,573   $       63,949,562
           125,163              477,953             (178,671)             291,179

           157,915          (23,994,629)          (6,418,560)          (7,955,637)

         1,035,763            7,428,133            3,505,186            4,869,607
------------------   ------------------   ------------------   ------------------
$       28,019,637   $       35,582,298   $       30,555,528   $       61,154,711
==================   ==================   ==================   ==================

$        8,296,186   $        6,157,722   $       29,193,820   $       46,273,960
           693,248              754,330            1,526,449            4,409,928

$            11.97   $             8.16   $            19.13   $            10.49
==================   ==================   ==================   ==================

$       19,723,451   $       29,424,576   $        1,361,708   $       14,880,751
         1,646,150            3,625,488               71,374            1,418,308

$            11.98   $             8.12   $            19.08   $            10.49
==================   ==================   ==================   ==================

See accompanying Notes to Financial Statements.

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2010

STATEMENTS OF OPERATIONS

                                                                                   MONTAG & CALDWELL      VEREDUS SELECT
                                                                                      GROWTH FUND           GROWTH FUND
                                                                                   -----------------     -----------------
INVESTMENT INCOME:
  Dividends ....................................................................   $      46,763,113     $         924,688
  Less: foreign taxes withheld .................................................                  --                    --
                                                                                   -----------------     -----------------
    Total investment income ....................................................          46,763,113               924,688
                                                                                   -----------------     -----------------
EXPENSES:
  Investment advisory fees (Note G) ............................................          18,731,198               777,397
  Distribution expenses (Note G) (b) ...........................................           3,768,176               103,706
  Transfer agent fees ..........................................................           2,108,080               105,986
  Administration fees (Note G) .................................................           1,501,253                66,230
  Registration expenses ........................................................              93,157                35,412
  Custodian fees ...............................................................             115,856                 8,915
  Audit and tax fees ...........................................................              28,683                18,864
  Legal fees ...................................................................             201,390                 6,824
  Amortization of offering costs (Note B-11) ...................................                  --                    --
  Reports to shareholder expense ...............................................             346,761                 8,623
  Trustees fees and related expenses (Note G) ..................................             209,747                 7,154
  Interest expense (Note H) ....................................................               1,226                    --
  Other expenses ...............................................................             299,004                12,104
                                                                                   -----------------     -----------------
    Total expenses before waivers/reimbursements ...............................          27,404,531             1,151,215
                                                                                   -----------------     -----------------
    Less: Investment advisory fees waived (Note G) .............................                  --               (27,175)
    Less: Expenses reimbursed (Note G) .........................................                  --                    --
                                                                                   -----------------     -----------------
    Net expenses ...............................................................          27,404,531             1,124,040
                                                                                   -----------------     -----------------
NET INVESTMENT INCOME (LOSS) ...................................................          19,358,582              (199,352)
                                                                                   -----------------     -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments ......................................          96,513,130            17,169,063
  Net realized loss on purchased options (c) ...................................                  --                    --
  Payments to funds (Note G) ...................................................               8,832                    --
  Net change in unrealized appreciation of investments .........................         142,010,254(d)          4,813,541
  Net change in unrealized depreciation on purchased options (c) ...............                  --                    --
                                                                                   -----------------     -----------------

  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..............................         238,532,216            21,982,604
                                                                                   -----------------     -----------------

  NET INCREASE IN NET ASSETS FROM OPERATIONS ...................................   $     257,890,798     $      21,783,252
                                                                                   =================     =================

----------
(a) Herndon Large Cap Value Fund commenced investment operations on March 31, 2010.

(b) Distribution expense is incurred at the Class N level for all funds except Montag & Caldwell Growth Fund. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $3,737,720 and $30,456, respectively.

(c)   Primary risk exposure is equity contracts.

(d) Net change in unrealized appreciation does not include unrealized appreciation of $2,459,459 of the merged fund in connection with the Reorganization (Note J).

See accompanying Notes to Financial Statements.

Aston Funds

    TAMRO           HERNDON                          RIVER ROAD     MONTAG & CALDWELL      OPTIMUM          CARDINAL
 DIVERSIFIED       LARGE CAP          VALUE         DIVIDEND ALL         MID CAP           MID CAP           MID CAP
 EQUITY FUND     VALUE FUND(a)         FUND        CAP VALUE FUND      GROWTH FUND           FUND          VALUE FUND
--------------   --------------   --------------   --------------   -----------------   --------------   --------------
$      156,224   $       11,249   $    5,884,066   $    8,115,877   $          25,429   $   17,150,639   $       20,004
            --               --          (63,493)         (78,479)               (106)              --               --
--------------   --------------   --------------   --------------   -----------------   --------------   --------------
       156,224           11,249        5,820,573        8,037,398              25,323       17,150,639           20,004
--------------   --------------   --------------   --------------   -----------------   --------------   --------------

       105,668            4,738        1,857,670        1,470,706              26,879       10,708,348           10,160
        12,166            1,480           51,419          260,980               7,906        3,059,066            2,820
        26,783            9,855           42,107          131,647              18,696        1,155,946           17,198
        22,503            9,025          137,656          126,494              18,137          789,715           16,670
        18,590            5,794           31,371           35,203              16,760          125,448           17,731
         4,860            2,214           19,414           14,922               2,289           66,981            1,599
        18,756           18,372           22,492           19,814              19,195           22,711           19,195
           927               43           10,641           15,003                 222           97,888               76
            --           29,562               --               --                  --               --               --
         1,467               36            7,295           18,354                 419          161,428               28
           982               44           16,568           15,373                 231          104,070               82
            --               --            3,099               --                  --              696               --
         2,466              820           26,655           21,822               1,508          132,829              688
--------------   --------------   --------------   --------------   -----------------   --------------   --------------
       215,168           81,983        2,226,387        2,130,318             112,242       16,425,126           86,247
--------------   --------------   --------------   --------------   -----------------   --------------   --------------
       (56,667)          (4,738)        (267,757)              --             (26,879)              --          (10,160)
            --          (69,546)              --               --             (41,091)              --          (60,283)
--------------   --------------   --------------   --------------   -----------------   --------------   --------------
       158,501            7,699        1,958,630        2,130,318              44,272       16,425,126           15,804
--------------   --------------   --------------   --------------   -----------------   --------------   --------------
        (2,277)           3,550        3,861,943        5,907,080             (18,949)         725,513            4,200
--------------   --------------   --------------   --------------   -----------------   --------------   --------------

     1,203,477          (28,801)      (6,252,394)       8,828,438             134,523        6,795,563           61,235
       (16,259)              --               --               --                  --               --               --
            --               --               --               --                  --               --               --
     1,180,077           72,175       27,835,476       26,905,351             607,951      308,493,924          148,669
       (25,282)              --               --               --                  --               --               --
--------------   --------------   --------------   --------------   -----------------   --------------   --------------

     2,342,013           43,374       21,583,082       35,733,789             742,474      315,289,487          209,904
--------------   --------------   --------------   --------------   -----------------   --------------   --------------

$    2,339,736   $       46,924   $   25,445,025   $   41,640,869   $         723,525   $  316,015,000   $      214,104
==============   ==============   ==============   ==============   =================   ==============   ==============

See accompanying Notes to Financial Statements.

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2010

STATEMENTS OF OPERATIONS - CONTINUED

                                                                                     VEREDUS      FASCIANO
                                                                                   AGGRESSIVE     SMALL CAP
                                                                                   GROWTH FUND     FUND(a)
                                                                                   -----------   -----------
INVESTMENT INCOME:
  Dividends ....................................................................   $   116,014   $    18,551
  Less: foreign taxes withheld .................................................            --            --
                                                                                   -----------   -----------
    Total investment income ....................................................       116,014        18,551
                                                                                   -----------   -----------
EXPENSES:
  Investment advisory fees (Note G) ............................................       521,879        18,322
  Distribution expenses (Note G) (b) ...........................................        90,429         4,580
  Transfer agent fees ..........................................................        75,692        14,539
  Administration fees (Note G) .................................................        40,528        14,072
  Registration expenses ........................................................        35,197        14,355
  Custodian fees ...............................................................         4,675         1,161
  Audit and tax fees ...........................................................        23,152        18,372
  Legal fees ...................................................................         1,765           129
  Amortization of offering costs (Note B-11) ...................................            --        39,180
  Reports to shareholder expense ...............................................         6,111           382
  Trustees fees and related expenses (Note G) ..................................         3,639           132
  Interest expense (Note H) ....................................................            --            --
  Other expenses ...............................................................         5,093         1,321
                                                                                   -----------   -----------
    Total expenses before waivers/reimbursements ...............................       808,160       126,545
                                                                                   -----------   -----------
    Less: Investment advisory fees waived (Note G) .............................       (70,603)      (18,322)
    Less: Expenses reimbursed (Note G) .........................................            --       (82,573)
    Plus: Net expenses recouped (Note G) .......................................            --            --
                                                                                   -----------   -----------
    Net expenses ...............................................................       737,557        25,650
                                                                                   -----------   -----------
NET INVESTMENT INCOME (LOSS) ...................................................      (621,543)       (7,099)
                                                                                   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments ......................................    11,778,923        23,328
  Net realized loss on foreign currency transactions ...........................            --            --
  Capital gain distributions received ..........................................            --            --
  Payments to funds (Note G) ...................................................            --            --
  Net change in unrealized appreciation of investments .........................     2,197,839       111,784
  Net change in unrealized appreciation (depreciation) on translation of
    assets and liabilities denominated in foreign currency .....................            --            --
                                                                                   -----------   -----------

  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..............................    13,976,762       135,112
                                                                                   -----------   -----------

  NET INCREASE IN NET ASSETS FROM OPERATIONS ...................................   $13,355,219   $   128,013
                                                                                   ===========   ===========

----------
(a)   Fasciano Small Cap Fund commenced investment operations on December 23,
      2009.

See accompanying Notes to Financial Statements.

Aston Funds

   TAMRO        RIVER ROAD     RIVER ROAD       NEPTUNE         BARINGS         DYNAMIC
 SMALL CAP     SELECT VALUE    SMALL CAP     INTERNATIONAL   INTERNATIONAL    ALLOCATION
   FUND            FUND        VALUE FUND        FUND            FUND            FUND
------------   ------------   ------------   -------------   -------------   ------------
$  7,578,590   $  3,836,119   $  8,391,848   $      39,366   $     947,833   $    914,929
          --        (62,617)       (94,091)         (2,816)        (70,545)            --
------------   ------------   ------------   -------------   -------------   ------------
   7,578,590      3,773,502      8,297,757          36,550         877,288        914,929
------------   ------------   ------------   -------------   -------------   ------------

   8,052,494      2,194,381      4,495,240          15,962         416,123        400,319
     739,437        125,735        541,204             865             499        125,100
     776,070         66,128        659,310          29,832          28,669         82,345
     482,346        130,969        278,111          26,937          58,607         41,027
      49,678         36,082         43,964          28,862          37,144         23,727
      40,203         20,850         42,984           3,672          38,056          5,944
      23,111         21,393         22,492          21,943          20,844         19,745
      63,220         15,371         34,861             899           2,954          8,740
          --             --             --              --              --             --
     104,896         18,346         48,687             323           2,155          6,076
      66,911         15,680         37,286             202           3,006          3,619
          --            616            590             139              --            330
      92,531         24,334         53,407           4,132           5,812          8,291
------------   ------------   ------------   -------------   -------------   ------------
  10,490,897      2,669,885      6,258,136         133,768         613,869        725,263
------------   ------------   ------------   -------------   -------------   ------------
          --             --             --         (15,962)       (134,828)       (74,415)
          --             --             --        (100,521)             --             --
          --         41,111             --              --              --             --
------------   ------------   ------------   -------------   -------------   ------------
  10,490,897      2,710,996      6,258,136          17,285         479,041        650,848
------------   ------------   ------------   -------------   -------------   ------------
  (2,912,307)     1,062,506      2,039,621          19,265         398,247        264,081
------------   ------------   ------------   -------------   -------------   ------------

 111,675,635     18,165,826     15,396,896         (52,059)      1,497,279        628,103
          --             --             --            (486)       (101,702)            --
          --             --             --              --              --        113,374
          --             --             --           2,533              --             --
 130,988,824     16,223,361     45,037,774         390,236       2,808,687      2,435,346

          --             --             --            (114)         10,758             --
------------   ------------   ------------   -------------   -------------   ------------

 242,664,459     34,389,187     60,434,670         340,110       4,215,022      3,176,823
------------   ------------   ------------   -------------   -------------   ------------

$239,752,152   $ 35,451,693   $ 62,474,291   $     359,375   $   4,613,269   $  3,440,904
============   ============   ============   =============   =============   ============

See accompanying Notes to Financial Statements.

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2010

STATEMENTS OF OPERATIONS - CONTINUED

                                                                                      M.D. SASS        NEW CENTURY
                                                                                      ENHANCED       ABSOLUTE RETURN
                                                                                     EQUITY FUND         ETF FUND
                                                                                   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ....................................................................   $     1,418,667   $       264,869
  Less: foreign taxes withheld .................................................                --               (15)
  Interest .....................................................................                --                --
                                                                                   ---------------   ---------------
    Total investment income ....................................................         1,418,667           264,854
                                                                                   ---------------   ---------------
EXPENSES:
  Investment advisory fees (Note G) ............................................           391,098           149,781
  Distribution expenses (Note G) ...............................................            92,644            44,053
  Transfer agent fees ..........................................................            74,064            40,404
  Administration fees (Note G) .................................................            47,178            25,162
  Registration expenses ........................................................            40,497            18,931
  Custodian fees ...............................................................            28,376             4,687
  Audit and tax fees ...........................................................            21,943            19,745
  Legal fees ...................................................................             4,104             3,042
  Amortization of offering costs (Note B-11) ...................................                --                --
  Reports to shareholder expense ...............................................             4,988             3,783
  Trustees fees and related expenses (Note G) ..................................             3,507               963
  Interest expense (Note H) ....................................................                --                --
  Other expenses ...............................................................             6,254             3,051
                                                                                   ---------------   ---------------
    Total expenses before waivers/reimbursements ...............................           714,653           313,602
                                                                                   ---------------   ---------------
    Less: Investment advisory fees waived (Note G) .............................                --            (4,664)
    Less: Expenses reimbursed (Note G) .........................................                --           (64,546)
    Plus: Net expenses recouped (Note G) .......................................            20,510                --
                                                                                   ---------------   ---------------
    Net expenses ...............................................................           735,163           244,392
                                                                                   ---------------   ---------------
NET INVESTMENT INCOME ..........................................................           683,504            20,462
                                                                                   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments .............................................         1,975,474         1,715,722
  Net realized gain on purchased options (a) ...................................           637,045                --
  Net realized gain on written option transactions (a) .........................         1,757,462                --
  Net realized loss on foreign currency transactions ...........................                --                --
  Capital gain distributions received ..........................................                --            20,323
  Payments to funds (Note G) ...................................................               900                --
  Net change in unrealized appreciation (depreciation) on investments ..........         1,813,318          (239,203)
  Net change in unrealized depreciation on purchased options (a) ...............          (343,206)               --
  Net change in unrealized depreciation on written options (a) .................        (1,267,470)               --
  Net change in unrealized appreciation on translation of assets and
    liabilities denominated in foreign currency ................................                --                --
                                                                                   ---------------   ---------------

  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..............................         4,573,523         1,496,842
                                                                                   ---------------   ---------------

  NET INCREASE IN NET ASSETS FROM OPERATIONS ...................................   $     5,257,027   $     1,517,304
                                                                                   ===============   ===============

----------
(a)   Primary risk exposure is equity contracts.

(b) Net change in unrealized appreciation does not include unrealized appreciation of $2,373,822 of the merged fund in connection with the Reorganization (Note J).

See accompanying Notes to Financial Statements.

Aston Funds

   LAKE PARTNERS           FORTIS                                    TCH
LASSO ALTERNATIVES      REAL ESTATE      MONTAG & CALDWELL       FIXED INCOME
       FUND                 FUND           BALANCED FUND             FUND
------------------   -----------------   -----------------    ------------------
$          262,514   $       1,058,892   $         256,301    $            2,159
                --              (7,123)                 --                    --
                --                  --             301,033             3,463,187
------------------   -----------------   -----------------    ------------------
           262,514           1,051,769             557,334             3,465,346
------------------   -----------------   -----------------    ------------------

           136,762             315,407             183,953               347,172
             8,467              11,616               6,172                57,921
            38,311              40,130              44,192                46,810
            21,769              29,720              33,133                61,487
            36,235              29,663              32,892                33,590
             4,584               5,080               4,770                 5,377
            19,366              22,972              24,091                23,591
            11,229               1,544               1,734                 4,471
            32,121                  --                  --                    --
             1,480               1,279               2,166                 3,894
               392               2,058               1,719                 4,751
                --                  75                  --                    --
             2,193               3,205               3,475                 8,480
------------------   -----------------   -----------------    ------------------
           312,909             462,749             338,297               597,544
------------------   -----------------   -----------------    ------------------
          (135,895)            (97,802)            (62,328)             (230,324)
                --                  --                  --                    --
                --                  --                  --                    --
------------------   -----------------   -----------------    ------------------
           177,014             364,947             275,969               367,220
------------------   -----------------   -----------------    ------------------
            85,500             686,822             281,365             3,098,126
------------------   -----------------   -----------------    ------------------

           176,579           3,637,874           1,068,509             1,687,483
                --                  --                  --                    --
                --                  --                  --                    --
                --              (3,820)                 --                    --
            25,298                  --                  --                    --
                --                  --                  --                    --
           978,225           6,812,296             306,742(b)          1,206,902
                --                  --                  --                    --
                --                  --                  --                    --

                --                  33                  --                    --
------------------   -----------------   -----------------    ------------------

         1,180,102          10,446,383           1,375,251             2,894,385
------------------   -----------------   -----------------    ------------------

$        1,265,602   $      11,133,205   $       1,656,616    $        5,992,511
==================   =================   =================    ==================

See accompanying Notes to Financial Statements.

Aston Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONTAG & CALDWELL                    VEREDUS SELECT
                                                                        GROWTH FUND                         GROWTH FUND
                                                              ---------------------------------   ---------------------------------
                                                                   YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,
                                                                   2010              2009              2010              2009
                                                              ---------------   ---------------   ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .........................   $ 2,486,823,315   $ 1,357,841,579   $    87,136,460   $    83,181,659
                                                              ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ..........................        19,358,582         9,768,338          (199,352)          (21,533)
    Net realized gain (loss) on investments, purchased
      options and payments to funds .......................        96,521,962       (96,925,383)       17,169,063       (16,636,677)
    Net change in unrealized appreciation on
      investments and purchased options ...................       142,010,254       456,976,612         4,813,541        19,891,920
                                                              ---------------   ---------------   ---------------   ---------------
    Net increase in net assets from operations ............       257,890,798       369,819,567        21,783,252         3,233,710
                                                              ---------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class N ...............................................        (4,941,364)       (1,824,308)           (3,622)               --
    Class I ...............................................        (6,531,635)       (4,451,761)          (26,578)               --
    Class R ...............................................           (24,320)               --                --                --
  Net realized gain on investments:
    Class N ...............................................                --       (19,144,013)               --                --
    Class I ...............................................                --       (23,968,862)               --                --
    Class R ...............................................                --            (9,145)               --                --
                                                              ---------------   ---------------   ---------------   ---------------
      Total distributions .................................       (11,497,319)      (49,398,089)          (30,200)               --
                                                              ---------------   ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares:
    Class N ...............................................       906,639,869       840,785,556         8,614,679        12,155,911
    Class I ...............................................       620,271,729       507,027,301         8,223,060        11,156,007
    Class R ...............................................         7,202,511         4,289,265                --                --
  Proceeds from reinvestment of distributions:
    Class N ...............................................         4,752,706        20,185,047             3,602                --
    Class I ...............................................         5,274,852        25,893,503            26,498                --
    Class R ...............................................            13,943             9,071                --                --
  Cost of shares redeemed:
    Class N ...............................................      (869,245,198)     (366,430,503)      (14,744,386)      (11,304,011)
    Class I ...............................................      (440,027,582)     (222,156,312)       (6,506,655)      (11,286,816)
    Class R ...............................................        (4,888,581)       (1,042,670)               --                --
  Issued due to merger:
    Class N ...............................................        58,169,278                --                --                --
    Class I ...............................................        20,321,841                --                --                --
    Class R ...............................................           646,125                --                --                --
                                                              ---------------   ---------------   ---------------   ---------------
      Net increase (decrease) from capital share
        transactions ......................................       309,131,493       808,560,258        (4,383,202)          721,091
                                                              ---------------   ---------------   ---------------   ---------------
      Total increase (decrease) in net assets .............       555,524,972     1,128,981,736        17,369,850         3,954,801
                                                              ---------------   ---------------   ---------------   ---------------
NET ASSETS AT END OF PERIOD ...............................   $ 3,042,348,287   $ 2,486,823,315   $   104,506,310   $    87,136,460
                                                              ===============   ===============   ===============   ===============
    Undistributed (distributions in excess of) net
      investment income (loss) ............................   $    15,243,099   $     7,373,004   $       (10,407)  $            --
                                                              ===============   ===============   ===============   ===============

----------
(a) Herndon Large Cap Value Fund commenced investment operations on March 31, 2010.

See accompanying Notes to Financial Statements.

Aston Funds

                                  HERNDON
     TAMRO DIVERSIFIED           LARGE CAP
        EQUITY FUND              VALUE FUND             VALUE FUND
-----------------------------   ------------   -----------------------------
                                PERIOD ENDED
   YEARS ENDED OCTOBER 31,       OCTOBER 31,      YEARS ENDED OCTOBER 31,
    2010            2009           2010(a)          2010            2009
-------------   -------------   ------------   -------------   -------------
$  10,485,972   $   8,562,093   $         --   $ 225,753,541   $ 208,391,708
-------------   -------------   ------------   -------------   -------------

       (2,277)         (1,640)         3,550       3,861,943       4,302,806

    1,187,218      (1,049,419)       (28,801)     (6,252,394)    (27,626,230)

    1,154,795       2,484,282         72,175      27,835,476      41,983,428
-------------   -------------   ------------   -------------   -------------
    2,339,736       1,433,223         46,924      25,445,025      18,660,004
-------------   -------------   ------------   -------------   -------------

      (22,812)        (38,534)            --        (305,038)       (367,357)
           --              --             --      (3,678,621)     (3,870,466)
           --              --             --              --              --

           --              --             --              --      (2,607,605)
           --              --             --              --     (24,382,406)
           --              --             --              --              --
-------------   -------------   ------------   -------------   -------------
      (22,812)        (38,534)            --      (3,983,659)    (31,227,834)
-------------   -------------   ------------   -------------   -------------

    5,840,571       2,135,995      1,428,401       3,014,802       5,005,683
           --              --             --              --              --
           --              --             --              --              --

       22,603          38,207             --         288,807       2,912,811
           --              --             --       3,678,621      28,252,872
           --              --             --              --              --

   (2,996,278)     (1,645,012)        (3,229)     (5,418,381)     (6,241,703)
           --              --             --     (24,744,086)             --
           --              --             --              --              --

           --              --             --              --              --
           --              --             --              --              --
           --              --             --              --              --
-------------   -------------   ------------   -------------   -------------

    2,866,896         529,190      1,425,172     (23,180,237)     29,929,663
-------------   -------------   ------------   -------------   -------------
    5,183,820       1,923,879      1,472,096      (1,718,871)     17,361,833
-------------   -------------   ------------   -------------   -------------
$  15,669,792   $  10,485,972   $  1,472,096   $ 224,034,670   $ 225,753,541
=============   =============   ============   =============   =============

$          --   $          --   $      4,234   $     141,320   $     263,036
=============   =============   ============   =============   =============

See accompanying Notes to Financial Statements.

Aston Funds

                                                                       RIVER ROAD DIVIDEND               MONTAG & CALDWELL
                                                                        ALL CAP VALUE FUND              MID CAP GROWTH FUND
                                                                 ------------------------------    ------------------------------
                                                                     YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                       2010            2009             2010            2009
                                                                 -------------    -------------    -------------    -------------
NET ASSETS AT BEGINNING OF PERIOD ............................   $ 159,027,298    $  51,648,751    $   2,959,374    $   1,814,569
                                                                 -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
           Net investment income (loss) ......................       5,907,080        3,627,748          (18,949)         (11,237)
           Net realized gain (loss) on investments ...........       8,828,438       (8,621,021)         134,523         (403,883)
           Net change in unrealized appreciation on
           investments .......................................      26,905,351       24,704,160          607,951          841,452
                                                                 -------------    -------------    -------------    -------------
           Net increase in net assets from operations ........      41,640,869       19,710,887          723,525          426,332
                                                                 -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income:
           Class N ...........................................      (2,577,718)      (1,721,842)          (6,357)              --
           Class I ...........................................      (2,888,679)        (954,273)            --                 --
      Return of capital:
           Class N ...........................................              --               --               --               --
           Class I ...........................................              --               --               --               --
      Net realized gain on investments:
           Class N ...........................................              --               --               --               --
           Class I ...........................................              --               --               --               --
                                                                 -------------    -------------    -------------    -------------
                Total distributions ..........................      (5,466,397)      (2,676,115)          (6,357)              --
                                                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares:
           Class N ...........................................      56,553,326       62,751,999          505,165          793,491
           Class I ...........................................      48,602,138       66,394,520               --               --
      Proceeds from reinvestment of distributions:
           Class N ...........................................       2,482,393        1,657,312            5,382               --
           Class I ...........................................       1,740,946          529,398               --               --
      Cost of shares redeemed:
           Class N ...........................................     (23,745,216)     (39,807,148)        (788,017)         (75,018)
           Class I ...........................................      (7,662,792)      (1,182,306)              --               --
                                                                 -------------    -------------    -------------    -------------
                Net increase (decrease) from capital
                    share transactions .......................      77,970,795       90,343,775         (277,470)         718,473
                                                                 -------------    -------------    -------------    -------------
                Total increase (decrease) in net assets ......     114,145,267      107,378,547          439,698        1,144,805
                                                                 -------------    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD ..................................   $ 273,172,565    $ 159,027,298    $   3,399,072    $   2,959,374
                                                                 =============    =============    =============    =============
           Undistributed (distributions in excess of)
                    net investment income (loss) .............   $     (30,856)   $      27,627    $         --      $         --
                                                                 =============    =============    =============    =============

See accompanying Notes to Financial Statements.

Aston Funds

                                              CARDINAL MID CAP                     VEREDUS AGGRESSIVE
        OPTIMUM MID CAP FUND                      VALUE FUND                           GROWTH FUND
----------------------------------    ----------------------------------    ----------------------------------
       YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
      2010               2009               2010               2009               2010               2009
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$   993,185,657    $   602,061,413    $       916,100    $       782,776    $    45,496,186    $    59,868,093
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

        725,513          3,442,294              4,200              2,357           (621,543)          (490,865)
      6,795,563           (545,644)            61,235           (294,095)        11,778,923        (14,966,950)

    308,493,924        233,642,408            148,669            421,964          2,197,839         17,053,720
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    316,015,000        236,539,058            214,104            130,226         13,355,219          1,595,905
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

     (1,961,201)        (4,132,092)            (3,807)            (8,532)                --                 --
       (686,988)        (1,143,451)                --                 --                 --                 --

             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --

             --         (8,736,848)                --                 --                 --           (241,471)
             --         (1,689,593)                --                 --                 --            (88,235)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
     (2,648,189)       (15,701,984)            (3,807)            (8,532)                --           (329,706)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

    863,805,979        319,711,144            289,027             25,746          5,838,650          3,773,701
    364,135,081         64,914,636                 --                 --            351,858            453,913

      1,860,075         12,136,985                837              1,742                 --            233,197
        670,342          2,654,628                 --                 --                 --             87,459

   (492,583,645)      (181,783,742)            (7,518)           (15,858)       (13,708,906)       (16,017,794)
    (75,436,139)       (47,346,481)                --                 --         (1,548,617)        (4,168,582)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

    662,451,693        170,287,170            282,346             11,630         (9,067,015)       (15,638,106)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    975,818,504        391,124,244            492,643            133,324          4,288,204        (14,371,907)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$ 1,969,004,161    $   993,185,657    $     1,408,743    $       916,100    $    49,784,390    $    45,496,186
===============    ===============    ===============    ===============    ===============    ===============

$            --    $       130,625    $         1,297    $           904    $            --    $            --
===============    ===============    ===============    ===============    ===============    ===============

See accompanying Notes to Financial Statements.

Aston Funds

                                                                          FASCIANO                    TAMRO
                                                                      SMALL CAP FUND             SMALL CAP FUND
                                                                      --------------    ------------------------------
                                                                      PERIOD ENDED
                                                                       OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                          2010(a)           2010             2009
                                                                      --------------    -------------    -------------
NET ASSETS AT BEGINNING OF PERIOD .................................   $           --    $ 757,115,466    $ 398,363,783
                                                                      --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
           Net investment income (loss) ...........................           (7,099)      (2,912,307)      (1,180,294)
           Net realized gain (loss) on investments,
           foreign currency transactions and payments to Funds ....           23,328      111,675,635      (67,769,370)
           Net change in unrealized appreciation on
           investments and translation of assets and liabilities
           denominated in foreign currency ........................          111,784      130,988,824      132,865,248
                                                                      --------------    -------------    -------------
           Net increase in net assets from operations .............          128,013      239,752,152       63,915,584
                                                                      --------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income:
           Class N ................................................               --               --               --
           Class I ................................................               --         (491,279)        (343,822)
                                                                      --------------    -------------    -------------
                Total distributions ...............................               --         (491,279)        (343,822)
                                                                      --------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares:
           Class N ................................................        2,109,332      123,423,489      135,349,839
           Class I ................................................               --      164,792,738      337,277,664
      Proceeds from reinvestment of distributions:
           Class N ................................................               --               --               --
           Class I ................................................               --          192,068          192,771
      Cost of shares redeemed:
           Class N ................................................          (40,614)    (109,428,646)     (63,379,709)
           Class I ................................................               --     (289,920,044)    (114,260,644)
                                                                      --------------    -------------    -------------
                Net increase (decrease) from capital share
                    transactions ..................................        2,068,718     (110,940,395)     295,179,921
                                                                      --------------    -------------    -------------
                Total increase (decrease) in net assets ...........        2,196,731      128,320,478      358,751,683
                                                                      --------------    -------------    -------------
NET ASSETS AT END OF PERIOD .......................................   $    2,196,731    $ 885,435,944    $ 757,115,466
                                                                      ==============    =============    =============
           Undistributed net investment income ....................   $           --    $      90,254    $      90,254
                                                                      ==============    =============    =============

----------
(a)   Fasciano Small Cap Fund commenced investment operations on December 23,
      2009.

See accompanying Notes to Financial Statements.

Aston Funds

            RIVER ROAD                       RIVER ROAD                        NEPTUNE
        SELECT VALUE FUND               SMALL CAP VALUE FUND              INTERNATIONAL FUND
------------------------------    ------------------------------    ------------------------------
     YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
     2010             2009             2010             2009              2010             2009
-------------    -------------    -------------    -------------    -------------    -------------
$ 209,134,875    $ 110,715,839    $ 498,763,125    $ 274,911,304    $   1,486,850    $   8,602,575
-------------    -------------    -------------    -------------    -------------    -------------

    1,062,506          275,131        2,039,621          668,149           19,265          145,615

   18,165,826      (12,229,527)      15,396,896      (37,285,006)         (50,012)      (2,734,910)

   16,223,361       32,098,705       45,037,774       90,342,485          390,122        5,432,787
-------------    -------------    -------------    -------------    -------------    -------------
   35,451,693       20,144,309       62,474,291       53,725,628          359,375        2,843,492
-------------    -------------    -------------    -------------    -------------    -------------

           --          (80,194)        (199,557)        (130,237)         (16,538)          (1,002)
     (374,080)        (188,448)        (819,436)        (454,107)         (67,930)         (64,620)
-------------    -------------    -------------    -------------    -------------    -------------
     (374,080)        (268,642)      (1,018,993)        (584,344)         (84,468)         (65,622)
-------------    -------------    -------------    -------------    -------------    -------------

   19,315,647       42,964,602       58,476,220      109,581,610           64,062           79,336
   38,032,765       96,650,247       71,368,734      177,743,809           12,597           29,066

           --           79,361          196,294          127,352           16,107            1,002
      293,793          141,129          738,653          353,414           58,454            6,234

  (16,335,985)     (32,256,463)     (88,216,081)     (70,119,952)          (2,269)         (56,971)
  (69,765,121)     (29,035,507)    (134,111,795)     (46,975,696)         (35,953)      (9,952,262)
-------------    -------------    -------------    -------------    -------------    -------------

  (28,458,901)      78,543,369      (91,547,975)     170,710,537          112,998       (9,893,595)
-------------    -------------    -------------    -------------    -------------    -------------
    6,618,712       98,419,036      (30,092,677)     223,851,821          387,905       (7,115,725)
-------------    -------------    -------------    -------------    -------------    -------------
$ 215,753,587    $ 209,134,875    $ 468,670,448    $ 498,763,125    $   1,874,755    $   1,486,850
=============    =============    =============    =============    =============    =============
$     862,893    $     174,467    $   1,393,988    $     373,360    $      21,304    $      84,460
=============    =============    =============    =============    =============    =============

See accompanying Notes to Financial Statements.

Aston Funds

                                                                           BARINGS                         DYNAMIC
                                                                      INTERNATIONAL FUND              ALLOCATION FUND
                                                                 ----------------------------    ----------------------------
                                                                     YEARS ENDED OCTOBER 31,        YEARS ENDED OCTOBER 31,
                                                                     2010            2009            2010            2009
                                                                 ------------    ------------    ------------    ------------
NET ASSETS AT BEGINNING OF PERIOD ............................   $ 28,276,692    $  5,517,433    $ 39,190,617    $  6,070,423
                                                                 ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
      Net investment income (loss) ...........................        398,247         271,081         264,081         179,911
      Net realized gain (loss) on investments, purchased
           options, written options, foreign currency
           transactions, capital gain distributions and
           payments to funds .................................      1,395,577      (1,481,892)        741,477       3,123,543
      Net change in unrealized appreciation (depreciation)
           on investments, purchased and written options and
           translation of assets and liabilities denominated
           in foreign currency ...............................      2,819,445       6,643,060       2,435,346         732,438
                                                                 ------------    ------------    ------------    ------------
           Net increase in net assets from operations ........      4,613,269       5,432,249       3,440,904       4,035,892
                                                                 ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income:
           Class N ...........................................             --              --        (261,689)       (187,961)
           Class I ...........................................       (114,624)         (4,815)             --              --
      Net realized gain on investments:
           Class N ...........................................             --              --      (2,887,100)             --
           Class I ...........................................             --              --              --              --
                                                                 ------------    ------------    ------------    ------------
                Total distributions ..........................       (114,624)         (4,815)     (3,148,789)       (187,961)
                                                                 ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares:
           Class N ...........................................        459,905              --      32,698,165      36,466,180
           Class I ...........................................     18,795,602      20,249,535              --              --
      Proceeds from reinvestment of distributions:
           Class N ...........................................             --              --       3,145,004         187,829
           Class I ...........................................         81,689           2,023              --              --
      Cost of shares redeemed:
           Class N ...........................................       (275,007)             --     (21,091,653)     (7,381,746)
           Class I ...........................................     (3,668,697)     (2,919,733)             --              --
                                                                 ------------    ------------    ------------    ------------
                Net increase (decrease) from capital share
                    transactions .............................     15,393,492      17,331,825      14,751,516      29,272,263
                                                                 ------------    ------------    ------------    ------------
                Total increase (decrease) in net assets ......     19,892,137      22,759,259      15,043,631      33,120,194
                                                                 ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD ..................................   $ 48,168,829    $ 28,276,692    $ 54,234,248    $ 39,190,617
                                                                 ============    ============    ============    ============
           Undistributed net investment income ...............   $  1,019,374    $    114,467    $     44,654    $     23,038
                                                                 ============    ============    ============    ============

----------
(a) Lake Partners LASSO Alternative Fund commenced investment operations on April 1, 2009.

See accompanying Notes to Financial Statements.

Aston Funds

            M.D. SASS                     NEW CENTURY                   LAKE PARTNERS
         ENHANCED EQUITY                ABSOLUTE RETURN                     LASSO
              FUND                         ETF FUND                   ALTERNATIVES FUND
----------------------------    ----------------------------    ----------------------------
                                                                 YEAR ENDED     PERIOD ENDED
     YEARS ENDED OCTOBER 31,        YEARS ENDED OCTOBER 31,      OCTOBER 31,    OCTOBER 31,
    2010            2009            2010            2009            2010           2009(a)
------------    ------------    ------------    ------------    ------------    ------------
$ 22,551,815    $ 14,388,959    $ 17,706,406    $ 13,747,979    $  1,844,834    $         --
------------    ------------    ------------    ------------    ------------    ------------

     683,504         234,819          20,462          73,877          85,500            (628)

   4,370,881        (176,593)      1,736,045      (2,046,887)        201,877          33,119

     202,642       2,619,625        (239,203)      2,779,288         978,225          57,538
------------    ------------    ------------    ------------    ------------    ------------
   5,257,027       2,677,851       1,517,304         806,278       1,265,602          90,029
------------    ------------    ------------    ------------    ------------    ------------

    (426,131)       (267,832)       (146,952)       (121,220)             --              --
    (259,819)             --              --              --         (36,852)             --

          --      (1,029,769)             --              --              --              --
          --              --              --              --         (34,918)             --
------------    ------------    ------------    ------------    ------------    ------------
    (685,950)     (1,297,601)       (146,952)       (121,220)        (71,770)             --
------------    ------------    ------------    ------------    ------------    ------------

  44,586,779       8,226,815       5,937,875      11,470,790       8,267,290              --
  48,514,306              --              --              --      19,246,775       2,017,587

     382,851         890,192         134,238          91,694              --              --
     199,668              --              --              --          70,540              --

 (24,359,831)     (2,334,401)     (9,846,397)     (8,289,115)       (230,156)             --
  (3,883,613)             --              --              --      (2,373,478)       (262,782)
------------    ------------    ------------    ------------    ------------    ------------

  65,440,160       6,782,606      (3,774,284)      3,273,369      24,980,971       1,754,805
------------    ------------    ------------    ------------    ------------    ------------
  70,011,237       8,162,856      (2,403,932)      3,958,427      26,174,803       1,844,834
------------    ------------    ------------    ------------    ------------    ------------
$ 92,563,052    $ 22,551,815    $ 15,302,474    $ 17,706,406    $ 28,019,637    $  1,844,834
============    ============    ============    ============    ============    ============
$     11,024    $     12,570    $     19,246    $     23,030    $    125,163    $      1,231
============    ============    ============    ============    ============    ============

See accompanying Notes to Financial Statements.

Aston Funds

                                                                                  FORTIS                    MONTAG & CALDWELL
                                                                             REAL ESTATE FUND                 BALANCED FUND
                                                                       ----------------------------    ----------------------------
                                                                          YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                                           2010            2009            2010            2009
                                                                       ------------    ------------    ------------    ------------
NET ASSETS AT BEGINNING OF PERIOD ..................................   $ 25,916,242    $ 29,440,875    $ 16,086,414    $ 17,504,601
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
           Net investment income ...................................        686,822         728,653         281,365         226,949
           Net realized gain (loss) on investments and foreign
           currency transactions ...................................      3,634,054     (13,479,329)      1,068,509        (505,443)
           Net change in unrealized appreciation on
           investments and translation of assets and liabilities
           denominated in foreign currency .........................      6,812,329      11,547,398         306,742       2,858,743
                                                                       ------------    ------------    ------------    ------------
           Net increase (decrease) in net assets from operations ...     11,133,205      (1,203,278)      1,656,616       2,580,249
                                                                       ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income:
           Class N .................................................        (72,917)       (169,447)       (325,346)       (249,501)
           Class I .................................................       (473,146)       (807,903)        (19,082)        (16,924)
                                                                       ------------    ------------    ------------    ------------
                Total distributions ................................       (546,063)       (977,350)       (344,428)       (266,425)
                                                                       ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares:
           Class N .................................................      1,712,572         485,760       1,799,160       2,450,539
           Class I .................................................         17,423              --         243,509         116,672
      Proceeds from reinvestment of distributions:
           Class N .................................................         71,964         163,314         314,990         179,931
           Class I .................................................        473,146         807,903          15,241          16,883
      Cost of shares redeemed:
           Class N .................................................     (1,218,520)     (1,833,927)     (6,350,713)     (6,460,170)
           Class I .................................................     (1,977,671)       (967,055)       (137,168)        (35,866)
      Issued due to merger:
           Class N .................................................             --              --      17,271,907              --
                                                                       ------------    ------------    ------------    ------------
                Net increase (decrease) from capital share
                transactions .......................................       (921,086)     (1,344,005)     13,156,926      (3,732,011)
                                                                       ------------    ------------    ------------    ------------
                Total increase (decrease) in net assets ............      9,666,056      (3,524,633)     14,469,114      (1,418,187)
                                                                       ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD ........................................   $ 35,582,298    $ 25,916,242    $ 30,555,528    $ 16,086,414
                                                                       ============    ============    ============    ============
           Undistributed (distributions in excess of) net
                     investment income (loss) ......................   $    477,953    $    341,014    $   (178,671)   $   (232,269)
                                                                       ============    ============    ============    ============

See accompanying Notes to Financial Statements.

Aston Funds

      TCH FIXED INCOME FUND
-------------------------------
     YEARS ENDED OCTOBER 31,
     2010              2009
---------------    ------------
$    67,283,501    $ 68,655,177
---------------    ------------

      3,098,126       3,626,011

      1,687,483      (1,327,665)

      1,206,902      11,829,836
---------------    ------------
      5,992,511      14,128,182
---------------    ------------

     (2,251,206)     (2,378,032)
       (874,684)     (1,340,088)
---------------    ------------
     (3,125,890)     (3,718,120)
---------------    ------------

      9,803,619       9,530,426
      2,920,795       2,287,740

      2,152,347       2,291,237
        763,701       1,215,866

    (14,792,052)    (14,228,978)
     (9,843,821)    (12,878,029)

             --              --
---------------    ------------

     (8,995,411)    (11,781,738)
---------------    ------------
     (6,128,790)     (1,371,676)
---------------    ------------
$    61,154,711    $ 67,283,501
===============    ============

$       291,179    $     30,935
===============    ============

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL GROWTH FUND -- CLASS N
                                                                OCTOBER 31, 2010
FINANCIAL HIGHLIGHTS

                                                          YEAR             YEAR            YEAR          YEAR           YEAR
                                                         ENDED            ENDED           ENDED          ENDED          ENDED
                                                        10/31/10         10/31/09        10/31/08       10/31/07       10/31/06
                                                       -----------      -----------      ---------      ---------      ---------
Net Asset Value, Beginning of period ................  $     20.87      $     18.84      $   31.51      $   25.15      $   23.35
                                                       -----------      -----------      ---------      ---------      ---------
      INCOME FROM INVESTMENT OPERATIONS:
           Net investment income (a) ................         0.12             0.08           0.07           0.06           0.07
           Net realized and unrealized gain (loss)
                on investments ......................         2.01(b)          2.61          (8.66)          6.54           1.80
                                                       -----------      -----------      ---------      ---------      ---------
                Total from investment operations ....         2.13             2.69          (8.59)          6.60           1.87
                                                       -----------      -----------      ---------      ---------      ---------
      LESS DISTRIBUTIONS:
           Distributions from and in excess of net
                investment income ...................        (0.08)           (0.06)         (0.05)         (0.06)         (0.07)
           Distributions from net realized gain
                on investments ......................           --            (0.60)         (4.03)         (0.18)           --
                                                       -----------      -----------      ---------      ---------      ---------
                Total distributions .................        (0.08)           (0.66)         (4.08)         (0.24)         (0.07)
                                                       -----------      -----------      ---------      ---------      ---------
Net increase (decrease) in net asset value ..........         2.05             2.03         (12.67)          6.36           1.80
                                                       -----------      -----------      ---------      ---------      ---------
Net Asset Value, End of period ......................  $     22.92      $     20.87      $   18.84      $   31.51      $   25.15
                                                       ===========      ===========      =========      =========      =========
TOTAL RETURN (c) ....................................        10.20%           15.08%        (31.13)%        26.41%          8.02%

RATIOS/SUPPLEMENTAL DATA:
      Net Assets, End of period (in 000's) ..........  $ 1,506,075      $ 1,277,346      $ 602,905      $ 759,567      $ 846,100
      Ratios of expenses to average net assets:
           Before reimbursement and/or waiver of
                expenses by Adviser .................         1.08%(d)         1.11%          1.08%(d)       1.07%(d)       1.06%(d)
           After reimbursement and/or waiver of
                expenses by Adviser .................         1.08%(d)         1.11%          1.08%(d)       1.07%(d)       1.06%(d)
      Ratios of net investment income
           to average net assets:
           Before reimbursement and/or waiver of
                expenses by Adviser .................         0.56%            0.41%          0.26%          0.23%          0.28%
           After reimbursement and/or waiver of
                expenses by Adviser .................         0.56%            0.41%          0.26%          0.23%          0.28%
      Portfolio Turnover ............................        57.39%(e)        35.09%(f)      52.32%         69.02%         68.74%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)   Includes payments by affiliates which is less than $0.005 per share.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008, October 31, 2007, and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e) Portfolio turnover rate excludes securities received from the Reorganization. (Note J)

(f) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL GROWTH FUND -- CLASS I
                                                                OCTOBER 31, 2010
FINANCIAL HIGHLIGHTS

                                                         YEAR             YEAR          YEAR            YEAR           YEAR
                                                         ENDED            ENDED         ENDED          ENDED           ENDED
                                                       10/31/10         10/31/09       10/31/08       10/31/07        10/31/06
                                                       ----------      ----------      --------      ----------      ----------
Net Asset Value, Beginning of period ................  $    20.97      $    18.94      $  31.61      $    25.24      $    23.44
                                                       ----------      ----------      --------      ----------      ----------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income .......................        0.18(a)         0.12(a)       0.13(a)         0.14(a)         0.13(a)
        Net realized and unrealized gain (loss)
             on investments .........................        2.02(b)         2.62         (8.70)           6.55            1.82
                                                       ----------      ----------      --------      ----------      ----------
             Total from investment operations .......        2.20            2.74         (8.57)           6.69            1.95
                                                       ----------      ----------      --------      ----------      ----------
   LESS DISTRIBUTIONS:
        Distributions from and in excess of net
             investment income ......................       (0.12)          (0.11)        (0.07)          (0.14)          (0.15)
        Distributions from net realized gain
             on investments .........................          --           (0.60)        (4.03)          (0.18)             --
                                                       ----------      ----------      --------      ----------      ----------
             Total distributions ....................       (0.12)          (0.71)        (4.10)          (0.32)          (0.15)
                                                       ----------      ----------      --------      ----------      ----------
Net increase (decrease) in net asset value ..........        2.08            2.03        (12.67)           6.37            1.80
                                                       ----------      ----------      --------      ----------      ----------
Net Asset Value, End of period ......................  $    23.05      $    20.97      $  18.94      $    31.61      $    25.24
                                                       ==========      ==========      ========      ==========      ==========
TOTAL RETURN (c) ....................................       10.49%          15.36%       (30.96)%         26.72%           8.36%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .............  $1,528,981      $1,205,637      $754,671      $1,254,382      $1,246,683
   Ratios of expenses to average net assets:
        Before reimbursement and/or waiver of
             expenses by Adviser ....................        0.83%(d)        0.86%         0.83%(d)        0.79%(d)        0.78%(d)
        After reimbursement and/or waiver of
             expenses by Adviser ....................        0.83%(d)        0.86%         0.83%(d)        0.79%(d)        0.78%(d)
   Ratios of net investment income to
        average net assets:
        Before reimbursement and/or waiver of
             expenses by Adviser ....................        0.81%           0.66%         0.51%           0.51%           0.56%
        After reimbursement and/or waiver of
             expenses by Adviser ....................        0.81%           0.66%         0.51%           0.51%           0.56%
   Portfolio Turnover ...............................       57.39%(e)       35.09%(f)     52.32%          69.02%          68.74%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)   Includes payments by affiliates which is less than $0.005 per share.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e) Portfolio turnover rate excludes securities received from the Reorganization. (Note J)

(f) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL GROWTH FUND -- CLASS R
                                                                OCTOBER 31, 2010
FINANCIAL HIGHLIGHTS

                                                            YEAR          YEAR          YEAR            YEAR            YEAR
                                                            ENDED         ENDED         ENDED           ENDED           ENDED
                                                           10/31/10      10/31/09      10/31/08        10/31/07        10/31/06
                                                           --------      --------      --------        --------        --------
Net Asset Value, Beginning of period ....................  $  20.73      $  18.69      $  31.33        $  25.04        $  23.23
                                                           --------      --------      --------        --------        --------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ...........................      0.07(a)       0.03(a)         --(a)(b)        --(a)(b)      0.01(a)
        Net realized and unrealized gain (loss)
             on investments .............................      1.98(c)       2.61         (8.58)           6.49            1.80
                                                           --------      --------      --------        --------        --------
             Total from investment operations ...........      2.05          2.64         (8.58)           6.49            1.81
                                                           --------      --------      --------        --------        --------
   LESS DISTRIBUTIONS:
        Distributions from and in excess of net
             investment income ..........................     (0.08)           --         (0.03)          (0.02)             --
        Distributions from net realized gain
             on investments .............................        --         (0.60)        (4.03)          (0.18)             --
                                                           --------      --------      --------        --------        --------
             Total distributions ........................     (0.08)        (0.60)        (4.06)          (0.20)             --
                                                           --------      --------      --------        --------        --------
Net increase (decrease) in net asset value ..............      1.97          2.04        (12.64)           6.29            1.81
                                                           --------      --------      --------        --------        --------
Net Asset Value, End of period ..........................  $  22.70      $  20.73      $  18.69        $  31.33        $  25.04
                                                           ========      ========      ========        ========        ========
TOTAL RETURN (d) ........................................      9.90%        14.87%       (31.28)%         26.06%           7.79%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .................  $  7,292      $  3,840      $    266        $  4,062        $    693
   Ratios of expenses to average net assets:
        Before reimbursement and/or waiver of
             expenses by Adviser ........................      1.33%(e)      1.36%         1.33%(e)        1.29%(e)        1.28%(e)
        After reimbursement and/or waiver of
             expenses by Adviser ........................      1.33%(e)      1.36%         1.33%(e)        1.29%(e)        1.28%(e)
   Ratios of net investment income to average net assets:
        Before reimbursement and/or waiver of
             expenses by Adviser ........................      0.31%         0.16%         0.01%           0.01%           0.06%
        After reimbursement and/or waiver of
             expenses by Adviser ........................      0.31%         0.16%         0.01%           0.01%           0.06%
   Portfolio Turnover ...................................     57.39%(f)     35.09%(g)     52.32%          69.02%          68.74%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)   Represents less than $0.005 per share.

(c)   Includes payments by affiliates which is less than $0.005 per share.

(d) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f) Portfolio turnover rate excludes securities received from the Reorganization. (Note J)

(g) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Aston Funds

VEREDUS SELECT GROWTH FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                       YEAR         YEAR        YEAR        YEAR        YEAR
                                                       ENDED        ENDED       ENDED       ENDED       ENDED
                                                     10/31/10     10/31/09    10/31/08    10/31/07    10/31/06
                                                     --------     --------    --------    --------    --------
Net Asset Value, Beginning of period .............   $   9.07     $   8.69    $  16.77    $  13.08    $  11.88
                                                     --------     --------    --------    --------    --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment loss .......................      (0.04)       (0.01)      (0.06)      (0.08)      (0.03)(a)
       Net realized and unrealized gain (loss)
           on investments ........................       2.32         0.39       (5.60)       3.77        1.24
                                                     --------     --------    --------    --------    --------
           Total from investment operations ......       2.28         0.38       (5.66)       3.69        1.21
                                                     --------     --------    --------    --------    --------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of
           net investment income .................         --(b)        --          --          --          --
       Distributions from net realized gain
           on investments ........................         --           --       (2.42)         --       (0.01)
                                                     --------     --------    --------    --------    --------
           Total distributions ...................         --           --       (2.42)         --       (0.01)
                                                     --------     --------    --------    --------    --------
Net increase (decrease) in net asset value .......       2.28         0.38       (8.08)       3.69        1.20
                                                     --------     --------    --------    --------    --------
Net Asset Value, End of period ...................   $  11.35     $   9.07    $   8.69    $  16.77    $  13.08
                                                     ========     ========    ========    ========    ========
TOTAL RETURN (c) .................................      25.15%        4.37%     (39.09)%     28.14%      10.22%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) .........   $ 42,567     $ 39,437    $ 37,142    $ 50,783    $ 34,687
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ...................       1.33%        1.37%       1.34%       1.52%       1.75%
       After reimbursement and/or waiver of
           expenses by Adviser ...................       1.30%        1.30%       1.30%       1.30%       1.30%
    Ratios of net investment loss
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ...................      (0.38)%      (0.24)%     (0.55)%     (0.81)%     (0.72)%
       After reimbursement and/or waiver of
           expenses by Adviser ...................      (0.35)%      (0.17)%     (0.51)%     (0.59)%     (0.27)%
    Portfolio Turnover ...........................     325.01%      331.55%     387.57%     283.38%     269.88%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $(0.005) per share.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

Aston Funds

VEREDUS SELECT GROWTH FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                      YEAR        YEAR       YEAR        YEAR         PERIOD
                                                                      ENDED       ENDED      ENDED       ENDED        ENDED
                                                                    10/31/10    10/31/09   10/31/08    10/31/07    10/31/06(a)
                                                                    --------    --------   --------    --------    -----------
Net Asset Value, Beginning of period ............................   $   9.16    $   8.74   $  16.83    $  13.08    $     11.97
                                                                    --------    --------   --------    --------    -----------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) .............................      (0.01)       0.01      (0.02)      (0.02)            --(b)(c)
       Net realized and unrealized gain (loss) on investments ...       2.34        0.41      (5.65)       3.77           1.11
                                                                    --------    --------   --------    --------    -----------
           Total from investment operations .....................       2.33        0.42      (5.67)       3.75           1.11
                                                                    --------    --------   --------    --------    -----------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of
           net investment income ................................      (0.01)         --         --          --             --
       Distributions from net realized gain on investments ......         --          --      (2.42)         --             --
                                                                    --------    --------   --------    --------    -----------
           Total distributions ..................................      (0.01)         --      (2.42)         --             --
                                                                    --------    --------   --------    --------    -----------
Net increase (decrease) in net asset value ......................       2.32        0.42      (8.09)       3.75           1.11
                                                                    --------    --------   --------    --------    -----------
Net Asset Value, End of period ..................................   $  11.48    $   9.16   $   8.74    $  16.83    $     13.08
                                                                    ========    ========   ========    ========    ===========
TOTAL RETURN (d) ................................................      25.39%       4.81%    (38.96)%     28.52%          9.27%(e)

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ........................   $ 61,939    $ 47,699   $ 46,040    $  3,216    $     1,015
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       1.08%       1.12%      1.09%       1.19%          1.43%(f)
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       1.05%       1.05%      1.05%       0.97%          0.98%(f)
    Ratios of net investment income (loss) to
       average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................      (0.13)%      0.01%     (0.30)%     (0.48)%        (0.55)%(f)
       After reimbursement and/or waiver of
           expenses by Adviser ..................................      (0.10)%      0.08%     (0.26)%     (0.26)%        (0.10)%(f)
    Portfolio Turnover ..........................................     325.01%     331.55%    387.57%     283.38%        269.88%

----------
(a) Veredus Select Growth Fund, Class I, commenced investment operations on September 11, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $(0.005) per share.

(d) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)  Not Annualized.

(f)  Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

TAMRO DIVERSIFIED EQUITY FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                      YEAR         YEAR         YEAR        YEAR          YEAR
                                                                      ENDED        ENDED        ENDED       ENDED         ENDED
                                                                    10/31/10     10/31/09     10/31/08    10/31/07      10/31/06
                                                                    --------     --------     --------    --------      --------
Net Asset Value, Beginning of period ............................   $   9.72     $   8.34     $  14.41    $  13.91      $  12.40
                                                                    --------     --------     --------    --------      --------
    INCOME FROM INVESTMENT OPERATIONS:

       Net investment income (loss) .............................         --(a)        --(a)      0.04        0.03          0.09
       Net realized and unrealized gain (loss)
           on investments .......................................       2.13         1.42        (4.94)       2.13          1.53
                                                                    --------     --------     --------    --------      --------
           Total from investment operations .....................       2.13         1.42        (4.90)       2.16          1.62
                                                                    --------     --------     --------    --------      --------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ....................................      (0.02)       (0.04)       (0.01)      (0.03)        (0.11)
       Distributions from net realized gain
           on investments .......................................         --           --        (1.16)      (1.63)           --
                                                                    --------     --------     --------    --------      --------
           Total distributions ..................................      (0.02)       (0.04)       (1.17)      (1.66)        (0.11)
                                                                    --------     --------     --------    --------      --------
Net increase (decrease) in net asset value ......................       2.11         1.38        (6.07)       0.50          1.51
                                                                    --------     --------     --------    --------      --------
Net Asset Value, End of period ..................................   $  11.83     $   9.72     $   8.34    $  14.41      $  13.91
                                                                    ========     ========     ========    ========      ========
TOTAL RETURN (b) ................................................      21.95%       17.13%      (36.75)%     16.98%        13.10%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ........................   $ 15,670     $ 10,486     $  8,562    $ 15,359      $ 15,864
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       1.63%        1.95%        1.88%       1.74%(c)      1.54%(c)
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       1.20%        1.20%        1.20%       1.20%(c)      1.22%(c)
    Ratios of net investment income (loss)
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................      (0.45)%      (0.77)%      (0.37)%     (0.30)%        0.36%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................      (0.02)%      (0.02)%       0.31%       0.24%         0.68%
    Portfolio Turnover ..........................................      81.75%       85.49%       93.82%      37.87%        43.88%

----------

(a)  Represents less than $(0.005) per share.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.02% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

HERNDON LARGE CAP VALUE FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                            PERIOD
                                                                            ENDED
                                                                         10/31/10(a)
                                                                         ------------
Net Asset Value, Beginning of period .................................   $      10.00
                                                                         ------------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income .........................................           0.03
       Net realized and unrealized gain on investments ...............           0.36
                                                                         ------------
           Total from investment operations                                      0.39
                                                                         ------------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net investment income .....             --
                                                                         ------------
           Total distributions .......................................             --
                                                                         ------------
Net increase in net asset value ......................................           0.39
                                                                         ------------
Net Asset Value, End of period .......................................   $      10.39
                                                                         ============
TOTAL RETURN (b) .....................................................           3.90%(c)

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) .............................   $      1,472
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of expenses by Adviser .....          13.84%(d)
       After reimbursement and/or waiver of expenses by Adviser ......           1.30%(d)
    Ratios of net investment income (loss) to average net assets:
       Before reimbursement and/or waiver of expenses by Adviser .....         (11.94)%(d)
       After reimbursement and/or waiver of expenses by Adviser ......           0.60%(d)
    Portfolio Turnover ...............................................          38.64%(c)

----------
(a) Herndon Large Cap Value Fund, Class N, commenced investment operations on March 31, 2010.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)  Not Annualized.

(d)  Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

VALUE FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                      YEAR            YEAR         YEAR         YEAR       YEAR
                                                                      ENDED           ENDED        ENDED        ENDED      ENDED
                                                                    10/31/10        10/31/09     10/31/08     10/31/07   10/31/06
                                                                    --------        --------     --------     --------   --------
Net Asset Value, Beginning of period ............................   $   8.31        $   9.07     $  15.57     $  14.06   $  12.15
                                                                    --------        --------     --------     --------   --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ....................................       0.13            0.15         0.15         0.19       0.21
       Net realized and unrealized gain (loss)
           on investments .......................................       0.89            0.41        (5.08)        2.09       2.09
                                                                    --------        --------     --------     --------   --------
           Total from investment operations .....................       1.02            0.56        (4.93)        2.28       2.30
                                                                    --------        --------     --------     --------   --------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ....................................      (0.13)          (0.15)       (0.16)       (0.20)     (0.20)
       Distributions from net realized gain
           on investments .......................................         --           (1.17)       (1.41)       (0.57)     (0.19)
                                                                    --------        --------     --------     --------   --------
           Total distributions ..................................      (0.13)          (1.32)       (1.57)       (0.77)     (0.39)
                                                                    --------        --------     --------     --------   --------
Net increase (decrease) in net asset value ......................       0.89           (0.76)       (6.50)        1.51       1.91
                                                                    --------        --------     --------     --------   --------
Net Asset Value, End of period ..................................   $   9.20        $   8.31     $   9.07     $  15.57   $  14.06
                                                                    ========        ========     ========     ========   ========
TOTAL RETURN (a) ................................................      12.37%           8.60%      (34.85)%      16.77%     19.35%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ........................   $ 19,984        $ 20,173     $ 19,704     $130,476   $103,819
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       1.19%(c)        1.21%        1.18%(c)     1.16%      1.16%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       1.07%(b)(c)     1.07%(b)     1.02%(c)     0.94%      0.94%
    Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       1.32%           1.77%        1.22%        1.06%      1.37%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       1.44%           1.91%        1.38%        1.28%      1.59%
    Portfolio Turnover ..........................................      37.44%          39.00%       67.57%       28.05%     26.86%

----------
(a) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(b) The Adviser removed the contractual expense limitation, not including interest expense or acquired fund fees and expenses, and implemented a voluntary expense limitation of 1.07% effective March 1, 2009.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010 and October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

VALUE FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                      YEAR            YEAR         YEAR         YEAR       YEAR
                                                                      ENDED           ENDED        ENDED        ENDED      ENDED
                                                                    10/31/10        10/31/09     10/31/08     10/31/07   10/31/06
                                                                    --------        --------     --------     --------   --------
Net Asset Value, Beginning of period ............................   $   8.31        $   9.06     $  15.57     $  14.07   $  12.16
                                                                    --------        --------     --------     --------   --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ....................................       0.15            0.17         0.20         0.23       0.24
       Net realized and unrealized gain (loss)
           on investments .......................................       0.88            0.42        (5.10)        2.07       2.09
                                                                    --------        --------     --------     --------   --------
           Total from investment operations .....................       1.03            0.59        (4.90)        2.30       2.33
                                                                    --------        --------     --------     --------   --------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ....................................      (0.15)          (0.17)       (0.20)       (0.23)     (0.23)
       Distributions from net realized gain
           on investments .......................................         --           (1.17)       (1.41)       (0.57)     (0.19)
                                                                    --------        --------     --------     --------   --------
           Total distributions ..................................      (0.15)          (1.34)       (1.61)       (0.80)     (0.42)
                                                                    --------        --------     --------     --------   --------
Net increase (decrease) in net asset value ......................       0.88           (0.75)       (6.51)        1.50       1.91
                                                                    --------        --------     --------     --------   --------
Net Asset Value, End of period ..................................   $   9.19        $   8.31     $   9.06     $  15.57   $  14.07
                                                                    ========        ========     ========     ========   ========

TOTAL RETURN (a) ................................................      12.53%           9.01%      (34.73)%      16.98%     19.64%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ........................   $204,051        $205,580     $188,688     $289,024   $247,667
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       0.94%(c)        0.96%        0.93%(c)     0.91%      0.91%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       0.82%(b)(c)     0.82%(b)     0.77%(c)     0.69%      0.69%
    Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       1.57%           2.02%        1.47%        1.31%      1.62%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       1.69%           2.16%        1.63%        1.53%      1.84%
    Portfolio Turnover ..........................................      37.44%          39.00%       67.57%       28.05%     26.86%

----------

(a) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(b) The Adviser removed the contractual expense limitation, not including interest expense or acquired fund fees and expenses, and implemented a voluntary expense limitation of 0.82% effective March 1, 2009.

(c) Ratios of expense to average net assets included interest expense of less than 0.005% for the years ended October 31, 2010 and October 31, 2008, which is not included in the contractual expense limitation. The interest expenses is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

RIVER ROAD DIVIDEND ALL CAP VALUE FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                      YEAR         YEAR         YEAR          YEAR         YEAR
                                                                      ENDED        ENDED        ENDED         ENDED        ENDED
                                                                    10/31/10     10/31/09     10/31/08      10/31/07     10/31/06
                                                                    --------     --------     --------      --------     --------
Net Asset Value, Beginning of period ............................   $   8.58     $   8.43     $  12.58      $  11.81     $   9.91
                                                                    --------     --------     --------      --------     --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ....................................       0.26(a)      0.26(a)      0.38          0.46(a)      0.42
       Short-term capital gains distributions
           received .............................................         --           --           --            --           --(b)
       Net realized and unrealized gain (loss)
           on investments .......................................       1.62         0.08        (3.54)         0.81         1.89
                                                                    --------     --------     --------      --------     --------
           Total from investment operations .....................       1.88         0.34        (3.16)         1.27         2.31
                                                                    --------     --------     --------      --------     --------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ....................................      (0.23)       (0.19)       (0.32)        (0.37)       (0.41)
       Return of capital ........................................         --           --        (0.01)           --           --
       Distributions from net realized gain
           on investments .......................................         --           --        (0.66)        (0.13)          --
                                                                    --------     --------     --------      --------     --------
           Total distributions ..................................      (0.23)       (0.19)       (0.99)        (0.50)       (0.41)
                                                                    --------     --------     --------      --------     --------
Net increase (decrease) in net asset value ......................       1.65         0.15        (4.15)         0.77         1.90
                                                                    --------     --------     --------      --------     --------
Net Asset Value, End of period ..................................   $  10.23     $   8.58     $   8.43      $  12.58     $  11.81
                                                                    ========     ========     ========      ========     ========
TOTAL RETURN (c) ................................................      22.20%        4.33%      (26.82)%       10.89%       23.71%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ........................   $135,544     $ 81,842     $ 51,504      $ 32,313     $ 15,899
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       1.14%        1.21%        1.35%(d)      1.53%        2.48%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       1.14%        1.21%        1.30%(d)      1.30%        1.30%
    Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................       2.69%        3.36%        3.81%         3.48%        2.77%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................       2.69%        3.36%        3.86%         3.71%        3.95%
    Portfolio Turnover ..........................................      29.92%       47.34%       48.95%       114.56%       45.50%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

RIVER ROAD DIVIDEND ALL CAP VALUE FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                         YEAR         YEAR         YEAR           PERIOD
                                                                         ENDED        ENDED        ENDED          ENDED
                                                                       10/31/10     10/31/09     10/31/08      10/31/07(a)
                                                                       --------     --------     --------      -----------
Net Asset Value, Beginning of period ..............................    $   8.57     $   8.42     $  12.57      $     12.94
                                                                       --------     --------     --------      -----------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ......................................        0.28(b)      0.29(b)      0.41             0.16(b)
       Net realized and unrealized gain (loss) on investments .....        1.63         0.07        (3.55)           (0.37)
                                                                       --------     --------     --------      -----------
           Total from investment operations .......................        1.91         0.36        (3.14)           (0.21)
                                                                       --------     --------     --------      -----------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net investment income...       (0.26)       (0.21)       (0.34)           (0.16)
       Return of capital ..........................................          --           --        (0.01)              --
       Distributions from net realized gain on investments ........          --           --        (0.66)              --
                                                                       --------     --------     --------      -----------
           Total distributions ....................................       (0.26)       (0.21)       (1.01)           (0.16)
                                                                       --------     --------     --------      -----------
Net increase (decrease) in net asset value ........................        1.65         0.15        (4.15)           (0.37)
                                                                       --------     --------     --------      -----------
Net Asset Value, End of period ....................................    $  10.22     $   8.57     $   8.42      $     12.57
                                                                       ========     ========     ========      ===========
TOTAL RETURN (c) ..................................................       22.53%        4.59%      (26.66)%          (1.58)%(d)

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ..........................    $137,629     $ 77,185     $    144      $       197
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of expenses by Adviser...        0.89%        0.96%        1.10%(e)         1.42%(f)
       After reimbursement and/or waiver of expenses by Adviser....        0.89%        0.96%        1.05%(e)         0.96%(f)
    Ratios of net investment income to average net assets:
       Before reimbursement and/or waiver of expenses by Adviser...        2.94%        3.61%        4.06%            2.86%(f)
       After reimbursement and/or waiver of expenses by Adviser....        2.94%        3.61%        4.11%            3.33%(f)
    Portfolio Turnover ............................................       29.92%       47.34%       48.95%          114.56%

----------

(a) River Road Dividend All Cap Value Fund, Class I, commenced investment operations on June 28, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)  Not Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL MID CAP GROWTH FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                               YEAR         YEAR           PERIOD
                                                                               ENDED        ENDED           ENDED
                                                                             10/31/10     10/31/09       10/31/08(a)
                                                                             --------     ---------     ------------
Net Asset Value, Beginning of period .....................................   $   6.83     $    5.85     $      10.00
                                                                             --------     ---------     ------------
    INCOME FROM INVESTMENT OPERATIONS:
           Net investment loss ...........................................      (0.04)        (0.04)           (0.05)
           Net realized and unrealized gain (loss) on investments ........       1.74          1.02            (4.10)
                                                                             --------     ---------     ------------
              Total from investment operations ...........................       1.70          0.98            (4.15)
                                                                             --------     ---------     ------------
    LESS DISTRIBUTIONS:
           Distributions from and in excess of net investment income            (0.02)           --               --
                                                                             --------     ---------     ------------
              Total distributions ........................................      (0.02)           --               --
                                                                             --------     ---------     ------------
Net increase (decrease) in net asset value ...............................       1.68          0.98            (4.15)
                                                                             --------     ---------     ------------
Net Asset Value, End of period ...........................................   $   8.51     $    6.83     $       5.85
                                                                             ========     =========     ============
TOTAL RETURN (b) .........................................................      24.85%        16.75%          (41.50)%(c)

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) .................................   $  3,399     $   2,959     $      1,815
    Ratios of expenses to average net assets:
           Before reimbursement and/or waiver of expenses by Adviser......       3.55%         5.02%            5.80%(d)
           After reimbursement and/or waiver of expenses by Adviser.......       1.40%         1.40%            1.40%(d)
    Ratios of net investment loss to average net assets:

           Before reimbursement and/or waiver of expenses by Adviser......      (2.75)%       (4.13)%          (5.07)%(d)
           After reimbursement and/or waiver of expenses by Adviser.......      (0.60)%       (0.51)%          (0.67)%(d)
       Portfolio Turnover ................................................      31.49%        54.37%           63.66%(c)

----------
(a) Montag & Caldwell Mid Cap Growth Fund, Class N, commenced investment operations on November 2, 2007.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)  Not Annualized.

(d)  Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

OPTIMUM MID CAP FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                       YEAR          YEAR         YEAR         YEAR         YEAR
                                                                       ENDED         ENDED        ENDED        ENDED        ENDED
                                                                     10/31/10      10/31/09     10/31/08     10/31/07     10/31/06
                                                                    ----------     --------     --------     --------     --------
Net Asset Value, Beginning of period ............................   $    22.73     $  17.25     $  32.32     $  27.16     $  23.21
                                                                    ----------     --------     --------     --------     --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) .............................         0.01         0.09         0.05        (0.02)       (0.02)
       Net realized and unrealized gain (loss)
           on investments .......................................         6.35         5.82       (12.93)        7.01         4.88
                                                                    ----------     --------     --------     --------     --------
           Total from investment operations .....................         6.36         5.91       (12.88)        6.99         4.86
                                                                    ----------     --------     --------     --------     --------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ....................................        (0.05)       (0.14)          --           --           --
       Distributions from net realized gain
           on investments .......................................           --        (0.29)       (2.19)       (1.83)       (0.91)
                                                                    ----------     --------     --------     --------     --------
           Total distributions ..................................        (0.05)       (0.43)       (2.19)       (1.83)       (0.91)
                                                                    ----------     --------     --------     --------     --------
Net increase (decrease) in net asset value ......................         6.31         5.48       (15.07)        5.16         3.95
                                                                    ----------     --------     --------     --------     --------
Net Asset Value, End of period ..................................   $    29.04     $  22.73     $  17.25     $  32.32     $  27.16
                                                                    ==========     ========     ========     ========     ========
TOTAL RETURN (a) ................................................        28.01%       35.60%      (42.50)%      27.08%       21.39%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ........................   $1,469,354     $842,233     $508,886     $823,036     $577,891
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................         1.14%(b)     1.20%(b)     1.16%(b)     1.15%(b)     1.16%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................         1.14%(b)     1.20%(b)     1.16%(b)     1.15%(b)     1.16%
    Ratios of net investment income (loss)
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................           --%(c)     0.46%        0.18%       (0.09)%      (0.09)%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................           --%(c)     0.46%        0.18%       (0.09)%      (0.09)%
    Portfolio Turnover ..........................................        13.82%       17.72%       22.58%       26.15%       30.65%

----------
(a) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c)  Represents less than 0.005%.

See accompanying Notes to Financial Statements.

Aston Funds

OPTIMUM MID CAP FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                                     ENDED         ENDED         ENDED         ENDED         ENDED
                                                                   10/31/10      10/31/09      10/31/08      10/31/07      10/31/06
                                                                   --------      --------      --------      --------      --------
Net Asset Value, Beginning of period ............................  $  23.00      $  17.47      $  32.64      $  27.34      $  23.30
                                                                   --------      --------      --------      --------      --------
    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ....................................      0.07          0.13          0.11          0.05          0.05
       Net realized and unrealized gain (loss)
           on investments .......................................      6.43          5.89        (13.09)         7.08          4.90
                                                                   --------      --------      --------      --------      --------
           Total from investment operations .....................      6.50          6.02        (12.98)         7.13          4.95
                                                                   --------      --------      --------      --------      --------
    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ....................................     (0.09)        (0.20)           --            --            --
       Distributions from net realized gain
           on investment ........................................        --         (0.29)        (2.19)        (1.83)        (0.91)
                                                                   --------      --------      --------      --------      --------
           Total distributions ..................................     (0.09)        (0.49)        (2.19)        (1.83)        (0.91)
                                                                   --------      --------      --------      --------      --------
Net increase (decrease) in net asset value ......................      6.41          5.53        (15.17)         5.30          4.04
                                                                   --------      --------      --------      --------      --------
Net Asset Value, End of period ..................................  $  29.41      $  23.00      $  17.47      $  32.64      $  27.34
                                                                   ========      ========      ========      ========      ========
TOTAL RETURN (a) ................................................     28.31%        35.97%       (42.39)%       27.43%        21.76%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ........................  $499,651      $150,953      $ 93,176      $126,691      $ 81,670
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................      0.89%(b)      0.95%(b)      0.91%(b)      0.87%(b)      0.89%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................      0.89%(b)      0.95%(b)      0.91%(b)      0.87%(b)      0.89%
    Ratios of net investment income to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ..................................      0.25%         0.71%         0.43%         0.19%         0.18%
       After reimbursement and/or waiver of
           expenses by Adviser ..................................      0.25%         0.71%         0.43%         0.19%         0.18%
    Portfolio Turnover ..........................................     13.82%        17.72%        22.58%        26.15%        30.65%

----------
(a) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

CARDINAL MID CAP VALUE FUND - CLASS N                           OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                        YEAR           YEAR           PERIOD
                                                                        ENDED         ENDED            ENDED
                                                                      10/31/10       10/31/09        10/31/08(a)
                                                                     -----------   -----------     -------------
Net Asset Value, Beginning of period ..............................  $      7.17   $      6.23     $       10.00
                                                                     -----------   -----------     -------------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..........................................         0.03          0.02              0.01
   Net realized and unrealized gain (loss) on investments .........         1.34          0.99             (3.78)
                                                                     -----------   -----------     -------------
     Total from investment operations .............................         1.37          1.01             (3.77)
                                                                     -----------   -----------     -------------
 LESS DISTRIBUTIONS:
   Distributions from net investment income .......................        (0.03)        (0.07)               --
                                                                     -----------   -----------     -------------
     Total distributions ..........................................        (0.03)        (0.07)               --
                                                                     -----------   -----------     -------------
Net increase (decrease) in net asset value ........................         1.34          0.94             (3.77)
                                                                     -----------   -----------     -------------
Net Asset Value, End of period ....................................  $      8.51   $      7.17     $        6.23
                                                                     ===========   ===========     =============
TOTAL RETURN (b) ..................................................        19.14%        16.45%           (37.70)%(c)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of period (in 000's) .............................  $     1,409   $       916     $         783
 Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....         7.64%        11.18%            11.20%(d)
     After reimbursement and/or waiver of expenses by Adviser .....         1.40%         1.40%             1.40%(d)
 Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....        (5.87)%       (9.48)%           (9.64)%(d)
     After reimbursement and/or waiver of expenses by Adviser .....         0.37%         0.30%             0.16%(d)
 Portfolio Turnover ...............................................        39.23%        65.55%            50.79%(c)

----------
(a) Cardinal Mid Cap Value Fund, Class N, commenced investment operations on November 2, 2007.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)   Not Annualized.

(d)   Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND - CLASS N                        OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                    YEAR          YEAR            YEAR            YEAR            YEAR
                                                    ENDED         ENDED           ENDED           ENDED           ENDED
                                                   10/31/10      10/31/09        10/31/08        10/31/07        10/31/06
                                                 ----------      --------       ----------      ----------      -----------
Net Asset Value, Beginning of period ........... $     8.97      $   8.38       $    22.42      $    18.44      $     18.35
                                                 ----------      --------       ----------      ----------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .......................      (0.14)(a)     (0.10)           (0.17)          (0.24)(a)        (0.22)(a)
     Net realized and unrealized gain (loss)
        on investments .........................       2.97          0.74            (8.31)           5.45             0.31
                                                 ----------      --------       ----------      ----------      -----------
        Total from investment operations .......       2.83          0.64            (8.48)           5.21             0.09
                                                 ----------      --------       ----------      ----------      -----------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain
        on investments .........................         --         (0.05)           (5.56)          (1.23)              --
                                                 ----------      --------       ----------      ----------      -----------
        Total distributions ....................         --         (0.05)           (5.56)          (1.23)              --
                                                 ----------      --------       ----------      ----------      -----------
Net increase (decrease) in net asset value .....       2.83          0.59           (14.04)           3.98             0.09
                                                 ----------      --------       ----------      ----------      -----------
Net Asset Value, End of period ................. $    11.80      $   8.97       $     8.38      $    22.42      $     18.44
                                                 ==========      ========       ==========      ==========      ===========
TOTAL RETURN (b) ...............................      31.55%         7.79%          (47.87)%         30.01%            0.49%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........ $   33,594      $ 32,140       $   43,149      $  114,803      $   367,113
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ....................       1.63%         1.82%(c)         1.55%(c)        1.48%(c)         1.41%(c)
     After reimbursement and/or waiver of
        expenses by Adviser ....................       1.49%         1.49%(c)         1.49%(c)        1.48%(c)         1.41%(c)
   Ratios of net investment loss
     to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ....................      (1.40)%       (1.48)%          (1.21)%         (1.27)%          (1.15)%
     After reimbursement and/or waiver of
        expenses by Adviser ....................      (1.27)%       (1.15)%          (1.15)%         (1.27)%          (1.15)%
   Portfolio Turnover ..........................     187.83%       264.98%          166.19%         126.54%          133.21%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009 and October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND - CLASS I                        OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                         YEAR          YEAR          YEAR           YEAR        YEAR
                                                         ENDED         ENDED         ENDED         ENDED        ENDED
                                                       10/31/10      10/31/09      10/31/08      10/31/07      10/31/06
                                                      ---------      --------      --------      --------      ---------
Net Asset Value, Beginning of period ...............  $    9.25      $   8.61      $  22.83      $  18.71      $   18.57
                                                      ---------      --------      --------      --------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ...........................      (0.11)(a)     (0.08)        (0.21)        (0.19)(a)      (0.17)(a)
     Net realized and unrealized gain (loss)
        on investments .............................       3.05          0.77         (8.45)         5.54           0.31
                                                      ---------      --------      --------      --------      ---------
        Total from investment operations ...........       2.94          0.69         (8.66)         5.35           0.14
                                                      ---------      --------      --------      --------      ---------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain
        on investments .............................         --         (0.05)        (5.56)        (1.23)            --
                                                      ---------      --------      --------      --------      ---------
        Total distributions ........................         --         (0.05)        (5.56)        (1.23)            --
                                                      ---------      --------      --------      --------      ---------
Net increase (decrease) in net asset value .........       2.94          0.64        (14.22)         4.12           0.14
                                                      ---------      --------      --------      --------      ---------
Net Asset Value, End of period .....................  $   12.19      $   9.25      $   8.61      $  22.83      $   18.71
                                                      =========      ========      ========      ========      =========
TOTAL RETURN (b) ...................................      31.78%         8.16%       (47.77)%       30.34%          0.75%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ............  $  16,190      $ 13,356      $ 16,719      $115,942      $ 150,697
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ........................       1.38%         1.57%(c)      1.30%(c)      1.19%(c)       1.13%(c)
     After reimbursement and/or waiver of
        expenses by Adviser ........................       1.24%         1.24%(c)      1.24%(c)      1.19%(c)       1.13%(c)
   Ratios of net investment loss
     to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ........................      (1.15)%       (1.23)%       (0.96)%       (0.98)%        (0.87)%
     After reimbursement and/or waiver of
        expenses by Adviser ........................      (1.02)%       (0.90)%       (0.90)%       (0.98)%        (0.87)%
   Portfolio Turnover ..............................     187.83%       264.98%       166.19%       126.54%        133.21%

----------

(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009 and October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

FASCIANO SMALL CAP FUND -- CLASS N                              OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                             PERIOD
                                                                              ENDED
                                                                           10/31/10(a)
                                                                          ------------
Net Asset Value, Beginning of period ...................................  $      10.00
                                                                          ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ...............................................         (0.03)
     Net realized and unrealized gain on investments ...................          0.66
                                                                          ------------
        Total from investment operations ...............................          0.63
                                                                          ------------
LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .........            --
                                                                          ------------
        Total distributions ............................................            --
                                                                          ------------
Net increase in net asset value ........................................          0.63
                                                                          ------------
Net Asset Value, End of period .........................................  $      10.63
                                                                          ============
TOTAL RETURN (b) .......................................................          6.30%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ................................  $      2,197
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .........          6.91%(d)
     After reimbursement and/or waiver of expenses by Adviser ..........          1.40%(d)
   Ratios of net investment loss to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .........        (5.90)%(d)
     After reimbursement and/or waiver of expenses by Adviser ..........        (0.39)%(d)
   Portfolio Turnover ..................................................          8.20%(c)

----------
(a) Fasciano Small Cap Fund, Class N, commenced investment operations on December 23, 2009.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)   Not Annualized.

(d)   Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                      YEAR            YEAR              YEAR           YEAR            YEAR
                                                      ENDED           ENDED             ENDED          ENDED           ENDED
                                                    10/31/10        10/31/09          10/31/08       10/31/07         10/31/06
                                                  -----------      -----------       -----------    -----------      -----------
Net Asset Value, Beginning of period ...........  $     14.67      $     13.64       $     20.99    $     19.73      $     15.63
                                                  -----------      -----------       -----------    -----------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............        (0.08)(a)        (0.05)(a)          0.05          (0.08)(a)        (0.07)(a)
     Net realized and unrealized gain (loss)
        on investments .........................         4.83             1.08             (6.43)          2.48             4.17
                                                  -----------      -----------       -----------    -----------      -----------
        Total from investment operations .......         4.75             1.03             (6.38)          2.40             4.10
                                                  -----------      -----------       -----------    -----------      -----------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain
        on investments .........................           --               --             (0.97)         (1.14)              --
                                                  -----------      -----------       -----------    -----------      -----------
        Total distributions ....................           --               --             (0.97)         (1.14)              --
                                                  -----------      -----------       -----------    -----------      -----------
Net increase (decrease) in net asset value .....         4.75             1.03             (7.35)          1.26             4.10
                                                  -----------      -----------       -----------    -----------      -----------
Net Asset Value, End of period .................  $     19.42      $     14.67       $     13.64    $     20.99      $     19.73
                                                  ===========      ===========       ===========    ===========      ===========
TOTAL RETURN (b) ...............................        32.29%            7.63%           (31.58)%        12.56%           26.23%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........  $   335,809      $   241,524       $   159,965    $   235,242      $   182,462
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ....................         1.34%            1.37%             1.32%          1.33%(d)         1.42%
     After reimbursement and/or waiver of
        expenses by Adviser ....................         1.34%            1.36%(c)          1.30%          1.30%(d)         1.30%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ....................        (0.49)%          (0.41)%            0.29%         (0.42)%          (0.51)%
     After reimbursement and/or waiver of
        expenses by Adviser ....................        (0.49)%          (0.40)%            0.31%         (0.39)%          (0.39)%
   Portfolio Turnover ..........................        62.13%           89.92%            66.65%         58.88%           58.28%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) The Adviser removed the contractual expense limitation of 1.30%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(d) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

TAMRO SMALL CAP FUND - CLASS I                                  OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                        YEAR            YEAR            YEAR           YEAR           YEAR
                                                       ENDED            ENDED           ENDED          ENDED          ENDED
                                                      10/31/10        10/31/09         10/31/08      10/31/07        10/31/06
                                                    -----------      -----------     -----------    -----------     -----------
Net Asset Value, Beginning of period .............  $     14.87      $     13.79     $     21.16    $     19.83     $     15.67
                                                    -----------      -----------     -----------    -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ................        (0.04)(a)        (0.02)(a)        0.02          (0.02)(a)       (0.02)(a)
     Net realized and unrealized gain (loss)
        on investments ...........................         4.87             1.12           (6.42)          2.49            4.18
                                                    -----------      -----------     -----------    -----------     -----------
        Total from investment operations .........         4.83             1.10           (6.40)          2.47            4.16
                                                    -----------      -----------     -----------    -----------     -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income ........................        (0.01)           (0.02)             --             --              --
     Distributions from net realized gain
        on investments ...........................           --               --           (0.97)         (1.14)             --
                                                    -----------      -----------     -----------    -----------     -----------
        Total distributions ......................        (0.01)           (0.02)          (0.97)         (1.14)             --
                                                    -----------      -----------     -----------    -----------     -----------
Net increase (decrease) in net asset value .......         4.82             1.08           (7.37)          1.33            4.16
                                                    -----------      -----------     -----------    -----------     -----------
Net Asset Value, End of period ...................  $     19.69      $     14.87     $     13.79    $     21.16     $     19.83
                                                    ===========      ===========     ===========    ===========     ===========
TOTAL RETURN (b) .................................        32.62%            7.94%         (31.42)%        12.86%          26.55%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........  $   549,627      $   515,592     $   238,399    $   137,059     $    63,982
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ......................         1.09%            1.12%           1.07%          1.05%(d)        1.11%
     After reimbursement and/or waiver of
        expenses by Adviser ......................         1.09%            1.11%(c)        1.05%          1.02%(d)        0.99%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ......................        (0.24)%          (0.16)%          0.54%         (0.14)%         (0.20)%
     After reimbursement and/or waiver of
        expenses by Adviser ......................        (0.24)%          (0.15)%          0.56%         (0.11)%         (0.08)%
   Portfolio Turnover ............................        62.13%           89.92%          66.65%         58.88%          58.28%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) The Adviser removed the contractual expense limitation of 1.05%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(d) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

RIVER ROAD SELECT VALUE FUND - CLASS N                          OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                      YEAR          YEAR              YEAR            PERIOD
                                                                     ENDED         ENDED             ENDED             ENDED
                                                                    10/31/10      10/31/09          10/31/08        10/31/07(a)
                                                                  ----------     ----------        ----------       -----------
Net Asset Value, Beginning of period ...........................  $     7.71     $     7.13        $    10.13       $     10.00
                                                                  ----------     ----------        ----------       -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                       0.02(b)          --(b)(c)          --(b)(c)        0.01
     Net realized and unrealized gain (loss) on investments ....        1.28           0.59             (3.00)             0.12
                                                                  ----------     ----------        ----------       -----------
        Total from investment operations .......................        1.30           0.59             (3.00)             0.13
                                                                  ----------     ----------        ----------       -----------
   LESS DISTRIBUTIONS:
     Distributions from net investment income ..................          --          (0.01)               --                --
                                                                  ----------     ----------        ----------       -----------
        Total distribution .....................................          --          (0.01)               --                --
                                                                  ----------     ----------        ----------       -----------
Net increase (decrease) in net asset value .....................        1.30           0.58             (3.00)             0.13
                                                                  ----------     ----------        ----------       -----------
Net Asset Value, End of period .................................  $     9.01     $     7.71        $     7.13       $     10.13
                                                                  ==========     ==========        ==========       ===========
TOTAL RETURN (d) ...............................................       16.86%          8.33%           (29.62)%            1.30%(e)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................  $   52,522     $   41,801        $   26,714       $    10,292
   Ratios of expenses to average net assets:
     Before recoupment and/or waiver of expenses by Adviser ....        1.41%(g)       1.44%             1.56%             3.18%(f)
     After recoupment and/or waiver of expenses by Adviser .....        1.43%(g)       1.50%             1.50%             1.50%(f)
   Ratios of net investment income (loss) to average net assets:
     Before recoupment and/or waiver of expenses by Adviser ....        0.31%          0.04%            (0.08)%           (1.43)%(f)
     After recoupment and/or waiver of expenses by Adviser .....        0.29%         (0.02)%           (0.02)%            0.25%(f)
   Portfolio Turnover ..........................................       53.73%         44.09%            54.93%            41.51%(e)

----------
(a) River Road Select Value Fund, Class N, commenced investment operations on March 29, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $(0.005) per share.

(d) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)   Not Annualized.

(f)   Annualized.

(g) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

RIVER ROAD SELECT VALUE FUND - CLASS I                          OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                     YEAR             YEAR            YEAR            PERIOD
                                                                     ENDED            ENDED           ENDED            ENDED
                                                                    10/31/10         10/31/09        10/31/08       10/31/07(a)
                                                                  -----------      -----------     -----------      -----------
Net Asset Value, Beginning of period ...........................  $      7.73      $      7.14     $     10.13      $     10.51
                                                                  -----------      -----------     -----------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................         0.05(b)          0.02(b)         0.02(b)          0.01
     Net realized and unrealized gain (loss) on investments ....         1.28             0.59           (3.00)           (0.39)
                                                                  -----------      -----------     -----------      -----------
        Total from investment operations .......................         1.33             0.61           (2.98)           (0.38)
                                                                  -----------      -----------     -----------      -----------
   LESS DISTRIBUTIONS:
     Distributions from net investment income ..................        (0.02)           (0.02)          (0.01)              --
                                                                  -----------      -----------     -----------      -----------
        Total distributions ....................................        (0.02)           (0.02)          (0.01)              --
                                                                  -----------      -----------     -----------      -----------
Net increase (decrease) in net asset value .....................         1.31             0.59           (2.99)           (0.38)
                                                                  -----------      -----------     -----------      -----------
Net Asset Value, End of period .................................  $      9.04      $      7.73     $      7.14      $     10.13
                                                                  ===========      ===========     ===========      ===========
TOTAL RETURN (c) ...............................................        17.19%            8.52%         (29.49)%          (3.52)%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................  $   163,232      $   167,334     $    84,002      $     7,482
   Ratios of expenses to average net assets:
     Before recoupment and/or waiver of expenses by Adviser.....         1.16%(f)         1.19%           1.31%            2.57%(e)
     After recoupment and/or waiver of expenses by Adviser .....         1.18%(f)         1.25%           1.25%            1.24%(e)
   Ratios of net investment income (loss) to average net assets:
     Before recoupment and/or waiver of expenses by Adviser.....         0.56%            0.29%           0.17%           (0.91)%(e)
     After recoupment and/or waiver of expenses by Adviser .....         0.54%            0.23%           0.23%            0.42%(e)
   Portfolio Turnover ..........................................        53.73%           44.09%          54.93%           41.51%(d)

----------

(a) River Road Select Value Fund, Class I, commenced investment operations on June 28, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)   Not Annualized.

(e)   Annualized.

(f) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND - CLASS N                       OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                     YEAR            YEAR            YEAR            YEAR            YEAR
                                                    ENDED            ENDED           ENDED          ENDED            ENDED
                                                   10/31/10         10/31/09        10/31/08       10/31/07         10/31/06
                                                  -----------     -----------     -----------     -----------      -----------
Net Asset Value, Beginning of period ...........  $     10.22     $      9.30     $     14.37     $     13.46      $     10.28
                                                  -----------     -----------     -----------     -----------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............         0.03            0.01            0.01(a)         0.05(a)          0.02
     Net realized and unrealized gain (loss)
        on investments .........................         1.36            0.92           (4.54)           1.04             3.16
                                                  -----------     -----------     -----------     -----------      -----------
        Total from investment operations .......         1.39            0.93           (4.53)           1.09             3.18
                                                  -----------     -----------     -----------     -----------      -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income ......................        (0.01)          (0.01)             --           (0.05)              --
     Distributions from net realized gain
        on investments .........................           --              --           (0.54)          (0.13)              --
                                                  -----------     -----------     -----------     -----------      -----------
        Total distributions ....................        (0.01)          (0.01)          (0.54)          (0.18)              --
                                                  -----------     -----------     -----------     -----------      -----------
Net increase (decrease) in net asset value .....         1.38            0.92           (5.07)           0.91             3.18
                                                  -----------     -----------     -----------     -----------      -----------
Net Asset Value, End of period .................  $     11.60     $     10.22     $      9.30     $     14.37      $     13.46
                                                  ===========     ===========     ===========     ===========      ===========
TOTAL RETURN (b) ...............................        13.60%           9.99%         (32.51)%          8.12%           30.93%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........  $   213,326     $   216,221     $   160,245     $   237,695      $   167,438
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ....................         1.39%(c)        1.40%           1.45%(c)        1.44%(c)         1.78%
     After reimbursement and/or waiver of
        expenses by Adviser ....................         1.39%(c)        1.40%(d)        1.45%(c)        1.44%(c)         1.43%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ....................         0.27%           0.05%           0.08%           0.38%            0.25%
     After reimbursement and/or waiver of
        expenses by Adviser ....................         0.27%           0.05%           0.08%           0.38%            0.60%
   Portfolio Turnover ..........................        51.05%          35.83%          57.32%          74.18%           51.63%

----------

(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the years ended October 31, 2010, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) The Adviser removed the contractual expense limitation of 1.50%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

See accompanying Notes to Financial Statements.

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND - CLASS I                       OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                       YEAR              YEAR             YEAR              PERIOD
                                                       ENDED             ENDED            ENDED              ENDED
                                                     10/31/10          10/31/09         10/31/08          10/31/07(a)
                                                    -----------       -----------       -----------       -----------
Net Asset Value, Beginning of period .............  $     10.24       $      9.32       $     14.37       $     14.04
                                                    -----------       -----------       -----------       -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................         0.06              0.03              0.04(b)           0.09(b)
     Net realized and unrealized gain (loss) on
        investments ..............................         1.35              0.92             (4.54)             0.46
                                                    -----------       -----------       -----------       -----------
        Total from investment operations .........         1.41              0.95             (4.50)             0.55
                                                    -----------       -----------       -----------       -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
        net investment income ....................        (0.03)            (0.03)            (0.01)            (0.09)
     Distributions from net realized gain on
        investments ..............................           --                --             (0.54)            (0.13)
                                                    -----------       -----------       -----------       -----------
        Total distributions ......................        (0.03)            (0.03)            (0.55)            (0.22)
                                                    -----------       -----------       -----------       -----------
Net increase (decrease) in net asset value .......         1.38              0.92             (5.05)             0.33
                                                    -----------       -----------       -----------       -----------
Net Asset Value, End of period ...................  $     11.62       $     10.24       $      9.32       $     14.37
                                                    ===========       ===========       ===========       ===========
TOTAL RETURN (c) .................................        13.80%            10.31%           (32.34)%            3.91%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........  $   255,344       $   282,542       $   114,666       $    64,525
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ....................         1.14%(e)          1.15%             1.20%(e)          1.16%(e)(f)
     After reimbursement and/or waiver
       of expenses  by Adviser ...................         1.14%(e)          1.15%(g)          1.20%(e)          1.16%(e)(f)
   Ratios of net investment income to
       average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ....................         0.52%             0.30%             0.33%             0.31%(f)
     After reimbursement and/or waiver of
       expenses by Adviser .......................         0.52%             0.30%             0.33%             0.31%(f)
   Portfolio Turnover ............................        51.05%            35.83%            57.32%            74.18%

----------

(a) River Road Small Cap Value Fund, Class I, commenced investment operations on December 13, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)   Not Annualized.

(e) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the years ended October 31, 2010, October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)   Annualized.

(g) The Adviser removed the contractual expense limitation of 1.25%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

See accompanying Notes to Financial Statements.

Aston Funds

NEPTUNE INTERNATIONAL FUND - CLASS N                            OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                               YEAR          YEAR          PERIOD
                                                                               ENDED         ENDED          ENDED
                                                                             10/31/10       10/31/09      10/31/08(a)
                                                                             --------       --------      -----------
Net Asset Value, Beginning of period ......................................  $   7.09       $   5.85      $     11.14
                                                                             --------       --------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income .............................................      0.07(b)        0.09(b)          0.02(b)
        Net realized and unrealized gain (loss) on investments ............      1.55(c)        1.18(c)         (5.31)
                                                                             --------       --------      -----------
          Total from investment operations ................................      1.62           1.27            (5.29)
                                                                             --------       --------      -----------
   LESS DISTRIBUTIONS:
        Distributions from and in excess of net investment income .........     (0.40)         (0.03)              --
                                                                             --------       --------      -----------
          Total distributions .............................................     (0.40)         (0.03)              --
                                                                             --------       --------      -----------
Net increase (decrease) in net asset value ................................      1.22           1.24            (5.29)
                                                                             --------       --------      -----------
Net Asset Value, End of period ............................................  $   8.31       $   7.09      $      5.85
                                                                             ========       ========      ===========
TOTAL RETURN (d) ..........................................................     23.76%         21.94%          (47.49)%(e)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...................................  $    432       $    293      $       225
   Ratios of expenses to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser .........      8.58%(f)       2.64%            3.15%(g)
        After reimbursement and/or waiver of expenses by Adviser ..........      1.28%(f)       1.27%            1.27%(g)
   Ratios of net investment income (loss) to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser .........     (6.29)%         0.07%           (1.24)%(g)
        After reimbursement and/or waiver of expenses by Adviser ..........      1.01%          1.44%            0.64%(g)
     Portfolio Turnover ...................................................     18.94%         42.65%            7.39%

----------
(a) Neptune International Fund, Class N, commenced investment operations on June 18, 2008.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) Includes payments by affiliates of $0.01 per share for the year ended October 31, 2010 and less than $0.005 per share for the year ended October 31, 2009.

(d) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)   Not Annualized.

(f) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(g)   Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

NEPTUNE INTERNATIONAL FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                          YEAR           YEAR          YEAR           PERIOD
                                                                         ENDED           ENDED         ENDED          ENDED
                                                                        10/31/10       10/31/09      10/31/08       10/31/07(a)
                                                                       ---------       --------      --------       -----------
Net Asset Value, Beginning of period ...............................   $    7.09       $   5.85      $  12.24       $     10.00
                                                                       ---------       --------      --------       -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .........................................        0.09(b)        0.10(b)       0.17(b)           0.03
     Net realized and unrealized gain (loss) on investments ........        1.55(c)        1.19(c)      (6.42)             2.21
                                                                       ---------       --------      --------       -----------
        Total from investment operations ...........................        1.64           1.29         (6.25)             2.24
                                                                       ---------       --------      --------       -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .....       (0.41)         (0.05)        (0.14)               --
                                                                       ---------       --------      --------       -----------
        Total distributions ........................................       (0.41)         (0.05)        (0.14)               --
                                                                       ---------       --------      --------       -----------
Net increase (decrease) in net asset value .........................        1.23           1.24         (6.39)             2.24
                                                                       ---------       --------      --------       -----------
Net Asset Value, End of period .....................................   $    8.32       $   7.09      $   5.85       $     12.24
                                                                       =========       ========      ========       ===========
TOTAL RETURN (d) ...................................................       24.16%         22.23%       (51.55)%           22.30%(e)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ............................   $   1,443       $  1,194      $  8,378       $     2,370
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....        8.33%(f)       2.39%         3.02%            11.72%(g)
     After reimbursement and/or waiver of expenses by Adviser ......        1.03%(f)       1.02%         1.04%(h)          1.25%(g)
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....       (6.04)%         0.32%        (0.24)%           (9.21)%(g)
     After reimbursement and/or waiver of expenses by Adviser ......        1.26%          1.69%         1.74%             1.26%(g)
   Portfolio Turnover ..............................................       18.94%         42.65%         7.39%             5.14%(e)

----------
(a) Neptune International Fund, Class I, commenced investment operations on August 6, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) Includes payments by affiliates of $0.01 per share for the year ended October 31, 2010 and less than $0.005 per share for the year ended October 31, 2009.

(d) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)   Not Annualized.

(f) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(g)   Annualized.

(h) Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Fund so that the net expense ratio is no more than 1.02%, excluding interest expense, for Class I Shares. This voluntary waiver became the contractual expense limitation on February 29, 2008.

See accompanying Notes to Financial Statements.

Aston Funds

BARINGS INTERNATIONAL FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                                     PERIOD
                                                                                      ENDED
                                                                                   10/31/10(a)
                                                                                   ----------
Net Asset Value, Beginning of period ...........................................   $     6.48
                                                                                   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................................         0.06(b)
     Net realized and unrealized gain on investments ...........................         0.70
                                                                                   ----------
        Total from investment operations .......................................         0.76
                                                                                   ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .................           --
                                                                                   ----------
        Total distributions ....................................................           --
                                                                                   ----------
Net increase in net asset value ................................................         0.76
                                                                                   ----------
Net Asset Value, End of period .................................................   $     7.24
                                                                                   ==========
TOTAL RETURN (c) ...............................................................        11.73%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................................    $      184
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .................         1.72%(e)
     After reimbursement and/or waiver of expenses by Adviser ..................         1.40%(e)
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .................         1.07%(e)
     After reimbursement and/or waiver of expenses by Adviser ..................         1.39%(e)
   Portfolio Turnover ..........................................................        65.32%

----------
(a) Barings International Fund, Class N, commenced investment operations on March 3, 2010.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)   Not Annualized.

(e)   Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

BARINGS INTERNATIONAL FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                           YEAR          YEAR          PERIOD
                                                                           ENDED        ENDED           ENDED
                                                                         10/31/10      10/31/09      10/31/08(a)
                                                                         --------      --------      ----------
Net Asset Value, Beginning of period .................................   $   6.44      $   5.08      $    10.00
                                                                         --------      --------      ----------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ........................................       0.06(b)       0.10(b)         0.10
        Net realized and unrealized gain (loss) on investments .......       0.78          1.27(c)        (5.02)
                                                                         --------      --------      ----------
          Total from investment operations ...........................       0.84          1.37           (4.92)
                                                                         --------      --------      ----------
   LESS DISTRIBUTIONS:
        Distributions from and in excess of
          net investment income ......................................      (0.02)        (0.01)             --
                                                                         --------      --------      ----------
          Total distributions ........................................      (0.02)        (0.01)             --
                                                                         --------      --------      ----------
Net increase (decrease) in net asset value ...........................       0.82          1.36           (4.92)
                                                                         --------      --------      ----------
Net Asset Value, End of period .......................................   $   7.26      $   6.44      $     5.08
                                                                         ========      ========      ==========
TOTAL RETURN (d) .....................................................      12.89%        27.11%         (49.20)%(e)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..............................   $ 47,985      $ 28,277      $    5,517
   Ratios of expenses to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser ....       1.47%         2.01%           3.95%(f)(g)
        After reimbursement and/or waiver of expenses by Adviser .....       1.15%         1.15%           1.18%(f)(g)
   Ratios of net investment income (loss) to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser ....       0.63%         0.80%          (1.11)%(f)
        After reimbursement and/or waiver of expenses by Adviser .....       0.95%         1.66%           1.66%(f)
   Portfolio Turnover ................................................      65.32%       115.51%         121.99%(e)

----------
(a) Barings International Fund, Class I, commenced investment operations on November 2, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Includes payments by affiliates which is less than $0.005 per share.

(d) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)   Not Annualized.

(f)   Annualized.

(g) Ratios of expenses to average net assets include interest expense of less than 0.01% for the period ended October 31, 2008, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

DYNAMIC ALLOCATION FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                               YEAR          YEAR         PERIOD
                                                                               ENDED         ENDED         ENDED
                                                                             10/31/10      10/31/09     10/31/08(a)
                                                                             --------      --------     -----------

Net Asset Value, Beginning of period ......................................  $   9.17      $   8.24     $     10.00
                                                                             --------      --------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income .............................................      0.05          0.06            0.07
        Net realized and unrealized income (loss) on investments ..........      0.66          0.99(b)        (1.76)
                                                                             --------      --------     -----------
          Total from investment operations ................................      0.71          1.05           (1.69)
                                                                             --------      --------     -----------
   LESS DISTRIBUTIONS:
        Distributions from and in excess of net investment income .........     (0.05)        (0.12)          (0.07)
        Distributions from net realized gains on investments ..............     (0.58)           --              --
                                                                             --------      --------     -----------
          Total distributions .............................................     (0.63)        (0.12)          (0.07)
                                                                             --------      --------     -----------
Net increase (decrease) in net asset value ................................      0.08          0.93           (1.76)
                                                                             --------      --------     -----------
Net Asset Value, End of period ............................................  $   9.25      $   9.17     $      8.24
                                                                             ========      ========     ===========
TOTAL RETURN (c) ..........................................................      7.92%        12.98%         (16.98)%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...................................  $ 54,234      $ 39,191     $     6,070
   Ratios of expenses to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser (e) .....      1.45%(g)      1.69%           5.11%(f)(g)
        After reimbursement and/or waiver of expenses by Adviser (e) ......      1.30%(g)      1.30%           1.31%(f)(g)
   Ratios of net investment income (loss) to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser .........      0.38%(g)      0.39%          (2.48)%(f)(g)
        After reimbursement and/or waiver of expenses by Adviser ..........      0.53%(g)      0.78%           1.32%(f)(g)
   Portfolio Turnover .....................................................    519.43%       365.93%         498.68%(d)

----------
(a) Dynamic Allocation Fund, Class N, commenced investment operations on January 10, 2008.

(b)   Includes payments by affiliates which is less than $0.005 per share.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)   Not Annualized.

(e) Does not include expenses of the underlying funds in which the Fund invests.

(f)   Annualized.

(g) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010 and 0.01% for the period ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

M.D. SASS ENHANCED EQUITY FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                                      YEAR      YEAR            PERIOD
                                                                                      ENDED     ENDED            ENDED
                                                                                    10/31/10   10/31/09       10/31/08(a)
                                                                                    --------   --------       -----------
Net Asset Value, Beginning of period ............................................   $   8.57   $   8.09       $     10.00
                                                                                    --------   --------       -----------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ...................................................       0.10       0.11              0.14
        Net realized and unrealized gain (loss) on investments ..................       0.84       1.02             (1.91)
                                                                                    --------   --------       -----------
          Total from investment operations ......................................       0.94       1.13             (1.77)
                                                                                    --------   --------       -----------
   LESS DISTRIBUTIONS:
        Distributions from and in excess of net investment income ...............      (0.10)     (0.13)            (0.14)
        Distributions from net realized gain on investments .....................         --      (0.52)               --
                                                                                    --------   --------       -----------
          Total distributions ...................................................      (0.10)     (0.65)            (0.14)
                                                                                    --------   --------       -----------
Net increase (decrease) in net asset value ......................................       0.84       0.48             (1.91)
                                                                                    --------   --------       -----------
Net Asset Value, End of period ..................................................   $   9.41   $   8.57       $      8.09
                                                                                    ========   ========       ===========
TOTAL RETURN (b) ................................................................      11.05%     15.86%           (17.91)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .........................................   $ 46,423   $ 22,552       $    14,389
   Ratios of expenses to average net assets:
        Before reimbursement, waiver and/or recoupment of expenses by Adviser ...       1.37%      2.11%             2.38%(d)
        After reimbursement, waiver and/or recoupment of expenses by Adviser ....       1.40%      1.25%(e)          1.10%(d)
   Ratios of net investment income to average net assets:
        Before reimbursement, waiver and/or recoupment of expenses by Adviser ...       1.20%      0.55%             0.86%(d)
        After reimbursement, waiver and/or recoupment of expenses by Adviser ....       1.17%      1.41%             2.14%(d)
   Portfolio Turnover ...........................................................      41.33%     51.56%            23.68%(c)

----------
(a) M.D. Sass Enhanced Equity Fund, Class N, commenced investment operations on January 15, 2008.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)   Not Annualized.

(d)   Annualized.

(e) Effective June 1, 2009, the contractual expense limitation was increased from 1.10% to 1.40% due to the change in Sub-Adviser.

See accompanying Notes to Financial Statements.

Aston Funds

M.D. SASS ENHANCED EQUITY FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                                                  PERIOD
                                                                                                   ENDED
                                                                                                10/31/10(a)
                                                                                                ----------
Net Asset Value, Beginning of period .......................................................    $     9.04
                                                                                                ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .................................................................          0.09
     Net realized and unrealized gain on investments .......................................          0.37
                                                                                                ----------
        Total from investment operations ...................................................          0.46
                                                                                                ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .............................         (0.09)
                                                                                                ----------
        Total distributions ................................................................         (0.09)
                                                                                                ----------
Net increase in net asset value ............................................................          0.37
                                                                                                ----------
Net Asset Value, End of period .............................................................    $     9.41
                                                                                                ==========
TOTAL RETURN (b) ...........................................................................          5.10%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ....................................................    $   46,140
   Ratios of expenses to average net assets:
     Before reimbursement, waiver and/or recoupment of expenses by Adviser .................          1.10%(d)
     After reimbursement, waiver and/or recoupment of expenses by Adviser ..................          1.15%(d)
   Ratios of net investment income to average net assets:
     Before reimbursement, waiver and/or recoupment of expenses by Adviser .................          1.37%(d)
     After reimbursement, waiver and/or recoupment of expenses by Adviser ..................          1.32%(d)
   Portfolio Turnover ......................................................................         41.33%

----------
(a) M.D. Sass Enhanced Equity Fund, Class I, commenced investment operations on March 3, 2010.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)   Not Annualized.

(d)   Annualized.

See accompanying Notes to Financial Statements.

Aston Funds

NEW CENTURY ABSOLUTE RETURN ETF FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                               YEAR         YEAR            PERIOD
                                                                               ENDED        ENDED            ENDED
                                                                             10/31/10      10/31/09       10/31/08(a)
                                                                             --------      --------       -----------
Net Asset Value, Beginning of period ......................................  $   8.89      $   8.64       $     10.00
                                                                             --------      --------       -----------
   INCOME FROM INVESTMENT OPERATIONS:
        Net investment income .............................................        --(b)       0.04              0.01
        Net realized and unrealized gain (loss) on investments ............      0.98          0.28             (1.37)
                                                                             --------      --------       -----------
          Total from investment operations ................................      0.98          0.32             (1.36)
                                                                             --------      --------       -----------
   LESS DISTRIBUTIONS:
        Distributions from and in excess of net investment income .........     (0.08)        (0.07)               --
                                                                             --------      --------       -----------
          Total distributions .............................................     (0.08)        (0.07)               --
                                                                             --------      --------       -----------
Net increase (decrease) in net asset value ................................      0.90          0.25             (1.36)
                                                                             --------      --------       -----------
Net Asset Value, End of period ............................................  $   9.79      $   8.89       $      8.64
                                                                             ========      ========       ===========
TOTAL RETURN (c) ..........................................................     11.00%         3.85%           (13.60)%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...................................  $ 15,302      $ 17,706       $    13,748
   Ratios of expenses to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser (e) .....      1.78%         1.51%             3.77%(f)
        After reimbursement and/or waiver of expenses by Adviser (e) ......      1.39%         1.21%(g)          1.50%(f)
   Ratios of net investment income to average net assets:
        Before reimbursement and/or waiver of expenses by Adviser .........     (0.27)%        0.21%            (2.02)%(f)
        After reimbursement and/or waiver of expenses by Adviser ..........      0.12%         0.51%             0.25%(f)
   Portfolio Turnover .....................................................    338.88%       325.31%           172.11%(d)

----------
(a) New Century Absolute Return ETF Fund, Class N, commenced investment operations on March 4, 2008.

(b)   Represents less than $0.005 per share.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)   Not Annualized.

(e) Does not include expenses of the underlying funds in which the Fund invests.

(f)   Annualized.

(g) The Sub-Adviser has agreed that for any full calendar year of operations, if any such period the Fund had a total return (before taxes) of less than zero then the Sub-Adviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the Adviser has agreed to reduce its advisory fee to 0.15%. For the calendar period ended December 31, 2008, the Fund's total return was less than zero, therefore the Adviser reduced its advisory fee to 0.15% for the 2009 calendar year. The Adviser voluntarily waived 0.12% of its advisory fees through October 31, 2009.

See accompanying Notes to Financial Statements.

Aston Funds

 LAKE PARTNERS LASSO ALTERNATIVES FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                                               PERIOD
                                                                                               ENDED
                                                                                             10/31/10(a)
                                                                                             -----------
Net Asset Value, Beginning of period .....................................................   $     11.48
                                                                                             -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment gain .................................................................          0.04(b)
     Net realized and unrealized gain on investments .....................................          0.45
                                                                                             -----------
        Total from investment operations .................................................          0.49
                                                                                             -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...........................            --
                                                                                             -----------
        Total distributions ..............................................................            --
                                                                                             -----------
Net increase in net asset value ..........................................................          0.49
                                                                                             -----------
Net Asset Value, End of period ...........................................................   $     11.97
                                                                                             ===========
TOTAL RETURN (c) .........................................................................          4.27%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..................................................   $     8,296
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser (e) .......................          2.19%(f)
     After reimbursement and/or waiver of expenses by Adviser (e) ........................          1.45%(f)(g)
   Ratios of net investment loss to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ...........................         (0.25)%(f)
     After reimbursement and/or waiver of expenses by Adviser ............................          0.49%(f)
   Portfolio Turnover ....................................................................        116.68%

----------
(a) Lake Partners LASSO Alternatives Fund, Class N, commenced investment operations on March 3, 2010.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)   Not Annualized.

(e) Does not include expenses of the underlying funds in which the Fund invests.

(f)   Annualized.

(g) Effective March 30, 2010, the contractual expense limitation was decreased from 1.60% to 1.45%.

See accompanying Notes to Financial Statements.

Aston Funds

LAKE PARTNERS LASSO ALTERNATIVES FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                                                     YEAR              PERIOD
                                                                                     ENDED              ENDED
                                                                                   10/31/10          10/31/09(a)
                                                                                  -----------        -----------
Net Asset Value, Beginning of period ..........................................   $     11.15        $     10.00
                                                                                  -----------        -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .............................................          0.08(b)             (--)(c)
     Net realized and unrealized gain on investments ..........................          0.89               1.15
                                                                                  -----------        -----------
        Total from investment operations ......................................          0.97               1.15
                                                                                  -----------        -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ................         (0.07)                --
     Distributions from net realized gain on investments ......................         (0.07)                --
                                                                                  -----------        -----------
        Total distributions ...................................................         (0.14)                --
                                                                                  -----------        -----------
Net increase in net asset value ...............................................          0.83               1.15
                                                                                  -----------        -----------
Net Asset Value, End of period ................................................   $     11.98        $     11.15
                                                                                  ===========        ===========
TOTAL RETURN (d) ..............................................................          8.74%             11.50%(e)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................................   $    19,723        $     1,845
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser (f) ............          2.32%             18.16%(g)
     After reimbursement and/or waiver of expenses by Adviser (f) .............          1.24%(h)           1.35%(g)
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ................         (0.41)%           (16.92)%(g)
     After reimbursement and/or waiver of expenses by Adviser .................          0.67%             (0.11)%(g)
   Portfolio Turnover .........................................................        116.68%             65.93%(e)

----------
(a) Lake Partners LASSO Alternatives Fund, Class I, commenced investment operations on April 1, 2009.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $(0.005) per share.

(d) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)   Not Annualized.

(f) Does not include expenses of the underlying funds in which the Fund invests.

(g)   Annualized.

(h) Effective March 30, 2010, the contractual expense limitation was decreased from 1.35% to 1.20%.

See accompanying Notes to Financial Statements.

Aston Funds

FORTIS REAL ESTATE FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                       YEAR          YEAR         YEAR           YEAR         YEAR
                                                       ENDED         ENDED        ENDED          ENDED        ENDED
                                                     10/31/10      10/31/09      10/31/08      10/31/07      10/31/06
                                                     --------      --------      --------      --------      --------
Net Asset Value, Beginning of period .............   $   5.77      $   6.08      $  15.59      $  19.99      $  16.23
                                                     --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................       0.14(a)       0.15(a)       0.07(a)       0.30(a)       0.32(a)
     Net realized and unrealized gain (loss)
        on investments ...........................       2.36         (0.28)        (5.50)        (0.40)         5.42
                                                     --------      --------      --------      --------      --------
        Total from investment operations .........       2.50         (0.13)        (5.43)        (0.10)         5.74
                                                     --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income ........................      (0.11)        (0.18)        (0.09)        (0.05)        (0.13)
     Distributions from net realized gain
        on investments ...........................         --            --         (3.99)        (4.25)        (1.85)
                                                     --------      --------      --------      --------      --------
        Total distributions ......................      (0.11)        (0.18)        (4.08)        (4.30)        (1.98)
                                                     --------      --------      --------      --------      --------
Net increase (decrease) in net asset value .......       2.39         (0.31)        (9.51)        (4.40)         3.76
                                                     --------      --------      --------      --------      --------
Net Asset Value, End of period ...................   $   8.16      $   5.77      $   6.08      $  15.59      $  19.99
                                                     ========      ========      ========      ========      ========
TOTAL RETURN (b) .................................      43.77%        (1.44)%      (43.76)%       (1.41)%       39.19%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........   $  6,158      $  4,011      $  6,030      $ 49,123      $ 72,506
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ......................       1.68%(c)      1.94%         1.57%(c)      1.46%(c)      1.46%(c)
     After reimbursement and/or waiver of
        expenses by Adviser ......................       1.37%(c)      1.37%         1.37%(c)      1.37%(c)      1.37%(c)
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ......................       1.65%         2.55%         0.49%         1.73%         1.77%
     After reimbursement and/or waiver of
        expenses by Adviser ......................       1.96%         3.12%         0.69%         1.82%         1.86%
   Portfolio Turnover ............................      75.30%       139.76%        85.08%        88.75%        83.15%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

FORTIS REAL ESTATE FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                       YEAR           YEAR          YEAR           YEAR           YEAR
                                                       ENDED          ENDED         ENDED          ENDED          ENDED
                                                     10/31/10       10/31/09      10/31/08       10/31/07       10/31/06
                                                     --------       --------      --------       --------       --------
Net Asset Value, Beginning of period .............   $   5.74       $   6.08      $  15.62       $  20.00       $  16.23
                                                     --------       --------      --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................       0.16(a)        0.16(a)       0.09(a)        0.34(a)        0.36(a)
     Net realized and unrealized gain (loss)
        on investments ...........................       2.34          (0.28)        (5.51)         (0.40)          5.42
                                                     --------       --------      --------       --------       --------
        Total from investment operations .........       2.50          (0.12)        (5.42)         (0.06)          5.78
                                                     --------       --------      --------       --------       --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income ........................      (0.12)         (0.22)        (0.13)         (0.07)         (0.16)
     Distributions from net realized gain
        on investments ...........................         --             --         (3.99)         (4.25)         (1.85)
                                                     --------       --------      --------       --------       --------
        Total distributions ......................      (0.12)         (0.22)        (4.12)         (4.32)         (2.01)
                                                     --------       --------      --------       --------       --------
Net increase (decrease) in net asset value .......       2.38          (0.34)        (9.54)         (4.38)          3.77
                                                     --------       --------      --------       --------       --------
Net Asset Value, End of period ...................   $   8.12       $   5.74      $   6.08       $  15.62       $  20.00
                                                     ========       ========      ========       ========       ========
TOTAL RETURN (b) .................................      44.14%         (1.27)%      (43.58)%        (1.18)%        39.54%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........   $ 29,425       $ 21,905      $ 23,411       $ 41,545       $ 46,025
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ......................       1.43%(c)       1.69%         1.32%(c)       1.20%(c)       1.21%(c)
     After reimbursement and/or waiver of
        expenses by Adviser ......................       1.12%(c)       1.12%         1.12%(c)       1.11%(c)       1.12%(c)
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
        expenses by Adviser ......................       1.90%          2.80%         0.74%          1.99%          2.02%
     After reimbursement and/or waiver of
        expenses by Adviser ......................       2.21%          3.37%         0.94%          2.08%          2.11%
   Portfolio Turnover ............................      75.30%        139.76%        85.08%         88.75%         83.15%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL BALANCED FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                      YEAR          YEAR          YEAR         YEAR         YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED
                                                    10/31/10      10/31/09      10/31/08     10/31/07      10/31/06
                                                   ---------      --------      --------     --------      --------
Net Asset Value, Beginning of period ...........   $   17.73      $  15.61      $  19.98     $  17.21      $  16.41
                                                   ---------      --------      --------     --------      --------

    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ...................        0.21(a)       0.21(a)       0.29         0.19(a)       0.18(a)
       Net realized and unrealized gain (loss)
           on investments ......................        1.47          2.15         (4.42)        2.82          0.87
                                                   ---------      --------      --------     --------      --------
           Total from investment operations             1.68          2.36         (4.13)        3.01          1.05
                                                   ---------      --------      --------     --------      --------

    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ...................       (0.28)       (0.24)         (0.24)       (0.24)        (0.25)
                                                   ---------      --------      --------     --------      --------
           Total distributions .................       (0.28)       (0.24)         (0.24)       (0.24)        (0.25)
                                                   ---------      --------      --------     --------      --------
Net increase (decrease) in net asset value .....        1.40          2.12         (4.37)        2.77          0.80
                                                   ---------      --------      --------     --------      --------
Net Asset Value, End of period .................   $   19.13      $  17.73$        15.61$       19.98$        17.21
                                                   =========      ========      ========     ========      ========
TOTAL RETURN (b)                                        9.54%        15.32%       (20.87)%      17.63%         6.56%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) .......   $  29,194      $ 14,938      $ 16,586     $ 16,703      $ 23,355
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser .................        1.38%         1.73%         1.74%        1.72%(c)      1.33%(c)
       After reimbursement and/or waiver of
           expenses by Adviser .................        1.13%         1.26%         1.35%        1.36%(c)      1.33%(c)
    Ratios of net investment income to average
       net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser .................        0.89%         0.81%         0.74%        0.71%         1.07%
       After reimbursement and/or waiver of
           expenses by Adviser .................        1.15%         1.28%         1.13%        1.07%         1.07%
    Portfolio Turnover .........................       51.68%(d)     38.72%        43.65%       36.25%        33.70%

----------
(a) The selected per share data was calculated using the weighed average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) Portfolio turnover rate excludes securities received from the reorganization. (Note J)

See accompanying Notes to Financial Statements.

Aston Funds

MONTAG & CALDWELL BALANCED FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                     YEAR           YEAR         YEAR         YEAR          YEAR
                                                     ENDED          ENDED        ENDED        ENDED         ENDED
                                                   10/31/10       10/31/09      10/31/08     10/31/07      10/31/06
                                                   ---------      --------      --------     --------      --------
Net Asset Value, Beginning of period ...........   $   17.68      $  15.57      $  19.94     $  17.19      $  16.39
                                                   ---------      --------      --------     --------      --------

    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ...................        0.22(a)       0.23(a)       0.27         0.24(a)       0.22(a)
       Net realized and unrealized gain (loss)
           on investments ......................        1.46          2.16         (4.35)        2.80          0.88
                                                   ---------      --------      --------     --------      --------
           Total from investment operations             1.68          2.39         (4.08)        3.04          1.10
                                                   ---------      --------      --------     --------      --------

    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ...................       (0.28)        (0.28)        (0.29)       (0.29)        (0.30)
                                                   ---------      --------      --------     --------      --------
           Total distributions .................       (0.28)        (0.28)        (0.29)       (0.29)        (0.30)
                                                   ---------      --------      --------     --------      --------
Net increase (decrease) in net asset value .....        1.40          2.11         (4.37)        2.75          0.80
                                                   ---------      --------      --------     --------      --------
Net Asset Value, End of period .................   $   19.08      $  17.68      $  15.57     $  19.94      $  17.19
                                                   =========      ========      ========     ========      ========
TOTAL RETURN (b)                                        9.57%        15.53%       (20.71)%      17.87%         6.80%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) .......   $   1,362      $  1,149      $    919     $  1,158      $  7,640
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser .................        1.35%         1.57%         1.49%        1.44%(c)      1.07%(c)
       After reimbursement and/or waiver of
           expenses by Adviser .................        1.10%         1.10%         1.10%        1.08%(c)      1.07%(c)
    Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser .................        0.92%         0.97%         0.99%        0.99%         1.33%
       After reimbursement and/or waiver of
           expenses by Adviser .................        1.17%         1.44%         1.38%        1.35%         1.33%
       Portfolio Turnover ......................       51.68%        38.72%        43.65%       36.25%        33.70%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

See accompanying Notes to Financial Statements.

Aston Funds

TCH FIXED INCOME FUND -- CLASS N

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                   YEAR          YEAR        YEAR          YEAR             YEAR
                                                   ENDED        ENDED       ENDED         ENDED            ENDED
                                                 10/31/10     10/31/09     10/31/08      10/31/07         10/31/06
                                                 --------     --------     --------      --------         --------
Net Asset Value, Beginning of period ..........  $  10.02     $   8.60     $   9.73      $   9.62         $   9.69
                                                 --------     --------     --------      --------         --------

    INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ..................      0.50(a)      0.49(a)      0.47          0.48(a)          0.45(a)
       Net realized and unrealized gain (loss)
           on investments .....................      0.47         1.44        (1.10)         0.14            (0.04)
                                                 --------     --------     --------      --------         --------
           Total from investment operations ...      0.97         1.93        (0.63)         0.62             0.41
                                                 --------     --------     --------      --------         --------

    LESS DISTRIBUTIONS:
       Distributions from and in excess of net
           investment income ..................     (0.50)       (0.51)       (0.50)        (0.51)           (0.48)
                                                 --------     --------     --------      --------         --------
           Total distributions ................     (0.50)       (0.51)       (0.50)        (0.51)           (0.48)
                                                 --------     --------     --------      --------         --------
Net increase (decrease) in net asset value ....      0.47         1.42        (1.13)         0.11            (0.07)
                                                 --------     --------     --------      --------         --------
Net Asset Value, End of period ................  $  10.49     $  10.02     $   8.60      $   9.73         $   9.62
                                                 ========     ========     ========      ========         ========
TOTAL RETURN (b) ..............................      9.98%       22.99%       (6.89)%        6.56%            4.42%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ......  $ 46,274     $ 47,008     $ 42,765      $ 52,662         $ 77,096
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ................      0.98%        0.96%        1.06%         1.04%(c)         0.96%(c)
       After reimbursement and/or waiver of
           expenses by Adviser ................      0.62%        0.61%        0.65%(d)      0.73%(c)(d)      0.75%(c)
    Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ................      4.51%        4.93%        4.59%         4.63%            4.45%
       After reimbursement and/or waiver of
           expenses by Adviser ................      4.87%        5.28%        5.00%         4.94%            4.66%
    Portfolio Turnover ........................     23.92%       40.81%       78.39%        71.61%           71.19%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) The Adviser's expense reimbursement level, which affects the net expense ratio was changed from 0.74% to 0.64% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser's expense reimbursement level changed from 0.64% to 0.74%.

See accompanying Notes to Financial Statements.

Aston Funds

TCH FIXED INCOME FUND -- CLASS I

                                                                OCTOBER 31, 2010

FINANCIAL HIGHLIGHTS

                                                   YEAR         YEAR         YEAR          YEAR             YEAR
                                                   ENDED        ENDED        ENDED        ENDED            ENDED
                                                 10/31/10     10/31/09     10/31/08      10/31/07         10/31/06
                                                 --------     --------     --------      --------         --------
Net Asset Value, Beginning of period ..........  $  10.02     $   8.60     $   9.73      $   9.62         $   9.69
                                                 --------     --------     --------      --------         --------
    INCOME FROM INVESTMENT OPERATIONS:

       Net investment income ..................      0.51(a)      0.50(a)      0.48          0.51(a)          0.47(a)
       Net realized and unrealized gain (loss)
           on investments .....................      0.48         1.44        (1.09)         0.13            (0.03)
                                                 --------     --------     --------      --------         --------
           Total from investment operations ...      0.99         1.94        (0.61)         0.64             0.44
                                                 --------     --------     --------      --------         --------
    LESS DISTRIBUTIONS:

       Distributions from and in excess of net
           investment income ..................     (0.52)       (0.52)       (0.52)        (0.53)           (0.51)
                                                 --------     --------     --------      --------         --------
           Total distributions ................     (0.52)       (0.52)       (0.52)        (0.53)           (0.51)
                                                 --------     --------     --------      --------         --------
Net increase (decrease) in net asset value ....      0.47         1.42        (1.13)         0.11            (0.07)
                                                 --------     --------     --------      --------         --------
Net Asset Value, End of period ................  $  10.49     $  10.02     $   8.60      $   9.73         $   9.62
                                                 ========     ========     ========      ========         ========
TOTAL RETURN (b) ..............................     10.11%       23.14%       (6.65)%        6.84%            4.68%

RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of period (in 000's) ......  $ 14,881     $ 20,276     $ 25,891      $ 39,318         $ 43,148
    Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ................      0.85%        0.84%        0.81%         0.78%(c)         0.71%(c)
       After reimbursement and/or waiver of
           expenses by Adviser ................      0.49%        0.49%        0.40%(d)      0.47%(c)(d)      0.50%(c)
    Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver of
           expenses by Adviser ................      4.64%        5.05%        4.84%         4.89%            4.70%
       After reimbursement and/or waiver of
           expenses by Adviser ................      5.00%        5.40%        5.25%         5.20%            4.91%
    Portfolio Turnover ........................     23.92%       40.81%       78.39%        71.61%           71.19%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) The Adviser's expense reimbursement level, which affects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser's expense reimbursement level changed from 0.39% to 0.49%.

See accompanying Notes to Financial Statements.

Aston Funds
                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS

NOTE (A) FUND ORGANIZATION: The Aston Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company with 23 separate portfolios established by the Board of Trustees as of October 31, 2010.

Aston Asset Management, LP ("Aston LP" or the "Adviser") (formerly known as Aston Asset Management LLC ("Aston")), the investment adviser and the administrator, manages each Fund by retaining one or more Sub-Advisers to manage each Fund. The following 23 portfolios of the Trust are included in these financial statements:

Aston/Montag & Caldwell Growth Fund (the "M&C Growth Fund") Aston/Veredus Select Growth Fund (the "Veredus Select Growth Fund") Aston/TAMRO Diversified Equity Fund
(the "TAMRO Diversified Equity Fund")
Aston/Herndon Large Cap Value Fund
(the "Herndon Large Cap Value Fund")
Aston Value Fund (the "Value Fund")
Aston/River Road Dividend All Cap Value Fund
(the "River Road Dividend All Cap Value Fund")
Aston/Montag & Caldwell Mid Cap Growth Fund
(the "M&C Mid Cap Growth Fund")
Aston/Optimum Mid Cap Fund (the "Optimum Mid Cap Fund") Aston/Cardinal Mid Cap Value Fund
(the "Cardinal Mid Cap Value Fund")
Aston/Veredus Aggressive Growth Fund
(the "Veredus Aggressive Growth Fund")
Aston/Fasciano Small Cap Fund (the "Fasciano Small Cap Fund") Aston/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund")
Aston/River Road Select Value Fund, formerly known as Aston/River Road Small-Mid Cap Fund (the "River Road Select Value Fund") Aston/River Road Small Cap Value Fund
(the "River Road Small Cap Value Fund")
Aston/Neptune International Fund
(the "Neptune International Fund")
Aston/Barings International Fund (the "Barings International Fund") Aston Dynamic Allocation Fund (the "Dynamic Allocation Fund") Aston/M.D. Sass Enhanced Equity Fund
(the "M.D. Sass Enhanced Equity Fund")
Aston/New Century Absolute Return ETF Fund (the "New Century Absolute Return ETF Fund")
Aston/Lake Partners LASSO Alternatives Fund (the "Lake Partners LASSO Alternatives Fund")
Aston/Fortis Real Estate Fund (the "Fortis Real Estate Fund") Aston/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund") Aston/TCH Fixed Income Fund (the "TCH Fixed Income Fund")

M&C Growth Fund is authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Veredus Select Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, M.D. Sass Enhanced Equity Fund, Lake Partners LASSO Alternatives Fund, Fortis Real Estate Fund, M&C Balanced Fund and TCH Fixed Income Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). TAMRO Diversified Equity Fund, Herndon Large Cap Value Fund, M&C Mid Cap Growth Fund, Cardinal Mid Cap Value Fund, Fasciano Small Cap Fund, Dynamic Allocation Fund and New Century Absolute Return ETF Fund are each authorized to issue one class of shares (Class N Shares). Each class of shares is substantially the same except that certain classes of shares bear class specific expenses, which include distribution fees. TAMRO Small Cap Fund and River Road Small Cap Value Fund are closed to new investors until further notice.

The investment objectives of the Funds are as follows:

M&C GROWTH FUND                         Long-term capital appreciation and,
                                        secondarily, current income, by
                                        investing primarily in common stocks and
                                        convertible securities.

VEREDUS SELECT GROWTH FUND              Capital appreciation.

TAMRO DIVERSIFIED EQUITY FUND           Long-term capital appreciation.

HERNDON LARGE CAP VALUE FUND            Long-term capital appreciation.

VALUE FUND                              Total return through long-term capital
                                        appreciation and current income.

RIVER ROAD DIVIDEND ALL CAP VALUE FUND  High current income and, secondarily, long-term capital appreciation.

M&C MID CAP GROWTH FUND                 Long-term capital appreciation and
                                        secondarily, current income, by
                                        investing primarily in common stocks and
                                        convertible securities.

OPTIMUM MID CAP FUND                    Long-term total return through capital
                                        appreciation by investing primarily in
                                        common and preferred stocks and
                                        convertible securities.

CARDINAL MID CAP VALUE FUND             High level of total return.

VEREDUS AGGRESSIVE GROWTH FUND          Capital appreciation.

FASCIANO SMALL CAP FUND                 Long-term capital appreciation.

TAMRO SMALL CAP FUND                    Long-term capital appreciation.

RIVER ROAD SELECT VALUE FUND            Long-term capital appreciation.

RIVER ROAD SMALL CAP VALUE FUND         Long-term capital appreciation.

NEPTUNE INTERNATIONAL FUND              Long-term capital appreciation.

Aston Funds
                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

BARINGS INTERNATIONAL FUND              Total return.

DYNAMIC ALLOCATION FUND                 Long-term capital appreciation.

M.D. SASS ENHANCED EQUITY FUND          Total return through a combination of a
                                        high level of current income and capital
                                        appreciation.

NEW CENTURY ABSOLUTE RETURN ETF FUND    Positive total return.

LAKE PARTNERS LASSO ALTERNATIVES FUND   Long term total return with reduced
                                        correlation to the conventional stock
                                        and bond markets.

FORTIS REAL ESTATE FUND                 Total return through a combination of
                                        growth and income.

M&C BALANCED FUND                       Long-term total return.

TCH FIXED INCOME FUND                   High current income consistent with
                                        prudent risk of capital.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles.

(1) SECURITY VALUATION: Equity securities, closed-end funds, exchange traded funds and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices may be used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with maturities of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Investments in money market funds and other mutual funds are valued at the underlying fund's net asset value ("NAV") at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain market events occur.

Certain Funds invest in exchange traded funds ("ETFs"), which are shares of other investment companies ("underlying funds"). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When a Fund invests in an underlying fund, shareholders of the Fund bear their proportionate share of the other underlying fund's fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund's fees and expenses.

Certain Funds invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the Funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund's fees and expenses.

Fair Value Measurements - The inputs and valuation techniques used to measure fair value of the Funds' net assets are summarized into three levels as described in the hierarchy below:

      - Level 1 -- unadjusted quoted prices in active markets for identical assets or liabilities

      - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Aston Funds
                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the market value at the end of the period. A summary of the inputs used to value the Funds' net assets as of October 31, 2010 is as follows:

                                                                            Level 2       Level 3
                                             Total           Level 1      Significant   Significant
                                            Value at         Quoted       Observable   Unobservable
FUNDS                                       10/31/10         Prices         Inputs        Inputs
--------------------------------------  ---------------  ---------------  -----------  ------------
M&C GROWTH FUND
    Investments in Securities* .......  $ 3,017,929,442  $ 3,017,929,442  $        --  $         --
                                        ===============  ===============  ===========  ============

VEREDUS SELECT GROWTH FUND
    Investments in Securities* .......  $   110,337,052  $   110,337,052  $        --  $         --
                                        ===============  ===============  ===========  ============

TAMRO DIVERSIFIED EQUITY FUND
    Investments in Securities* .......  $    15,852,224  $    15,852,224  $        --  $         --
                                        ===============  ===============  ===========  ============

HERNDON LARGE CAP VALUE FUND
    Investments in Securities* .......  $     1,405,486  $     1,405,486  $        --  $         --
                                        ===============  ===============  ===========  ============

VALUE FUND
    Investments in Securities* .......  $   223,872,341  $   223,872,341  $        --  $         --
                                        ===============  ===============  ===========  ============

RIVER ROAD DIVIDEND ALL CAP VALUE FUND
    Investments in Securities* .......  $   274,908,477  $   274,908,477  $        --  $         --
                                        ===============  ===============  ===========  ============

M&C MID CAP GROWTH FUND
    Investments in Securities* .......  $     3,341,361  $     3,341,361  $        --  $         --
                                        ===============  ===============  ===========  ============

OPTIMUM MID CAP FUND
    Investments in Securities* .......  $ 1,978,810,465  $ 1,978,810,465  $        --  $         --
                                        ===============  ===============  ===========  ============

CARDINAL MID CAP VALUE FUND
    Investments in Securities* .......  $     1,416,352  $     1,416,352  $        --  $         --
                                        ===============  ===============  ===========  ============

VEREDUS AGGRESSIVE GROWTH FUND
    Investments in Securities* .......  $    50,187,524  $    50,187,524  $        --  $         --
                                        ===============  ===============  ===========  ============

FASCIANO SMALL CAP FUND
    Investments in Securities* .......  $     2,202,688  $     2,202,688  $        --  $         --
                                        ===============  ===============  ===========  ============

TAMRO SMALL CAP FUND
    Common Stocks
    Consumer Discretionary ...........  $   178,805,411  $   178,805,411  $        --  $         --
    Consumer Staples .................       31,342,805       31,342,805           --            --
    Energy ...........................       31,849,754       31,849,754           --            --
    Financials .......................      161,956,785      161,932,747       24,038            --
    Health Care ......................      107,081,270      107,081,270           --            --
    Industrials ......................      135,846,929      135,846,929           --            --
    Information Technology ...........      175,635,694      175,635,694           --            --
    Materials ........................       32,882,567       32,882,567           --            --
    Telecommunication Services .......       14,744,582       14,744,582           --            --
                                        ---------------  ---------------  -----------  ------------
                                            870,145,797      870,121,759       24,038            --
                                        ---------------  ---------------  -----------  ------------
    Investment Company* ..............       13,237,735       13,237,735           --            --
                                        ---------------  ---------------  -----------  ------------
    Total ............................  $   883,383,532  $   883,359,494  $    24,038  $         --
                                        ===============  ===============  ===========  ============

RIVER ROAD SELECT VALUE FUND
    Common Stocks
    Consumer Discretionary ...........  $    52,117,633  $    52,117,633  $        --  $         --
    Consumer Staples .................       18,771,825       17,253,668    1,518,157            --
    Energy ...........................        4,310,746        4,310,746           --            --
    Financials .......................       43,176,497       43,176,497           --            --
    Health Care ......................       18,616,179       18,616,179           --            --
    Industrials ......................       31,639,287       31,639,287           --            --
    Information Technology ...........       13,088,971       13,088,971           --            --
    Materials ........................       13,593,759       13,593,759           --            --
    Telecommunication Services .......        1,644,022        1,644,022           --            --
    Utilities ........................       11,581,501       11,581,501           --            --
                                        ---------------  ---------------  -----------  ------------
                                            208,540,420      207,022,263    1,518,157            --
                                        ---------------  ---------------  -----------  ------------
    Investment Company* ..............        7,647,598        7,647,598           --            --
                                        ---------------  ---------------  -----------  ------------
    Total ............................  $   216,188,018 $    214,669,861  $ 1,518,157  $         --
                                        ===============  ===============  ===========  ============

Aston Funds
                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                                                             Level 2      Level 3
                                            Total            Level 1       Significant  Significant
                                           Value at          Quoted        Observable   Unobservable
FUNDS                                      10/31/10          Prices          Inputs        Inputs
--------------------------------------  ---------------  ---------------  ------------  ------------
RIVER ROAD SMALL CAP VALUE FUND
    Common Stocks
    Consumer Discretionary ...........  $   113,254,598  $   101,864,729  $ 11,389,869  $         --
    Consumer Staples .................       54,883,886       46,277,562     8,606,324            --
    Energy ...........................       14,321,600       14,321,600            --            --
    Financials .......................       74,250,472       74,250,472            --            --
    Health Care ......................       46,136,267       46,136,267            --            --
    Industrials ......................       75,459,226       75,459,226            --            --
    Information Technology ...........       34,811,643       30,370,427     4,441,216            --
    Materials ........................       30,250,657       30,250,657            --            --
    Telecommunication Services .......        4,194,054        4,194,054            --            --
    Utilities ........................       12,800,536       12,800,536            --            --
                                        ---------------  ---------------  ------------  ------------
                                            460,362,939      435,925,530    24,437,409            --
                                        ---------------  ---------------  ------------  ------------
    Investment Company* ..............       13,638,121       13,638,121            --            --
                                        ---------------  ---------------  ------------  ------------
    Total ............................  $   474,001,060  $   449,563,651  $ 24,437,409  $         --
                                        ===============  ===============  ============  ============

NEPTUNE INTERNATIONAL FUND
    Common Stocks
    Australia ........................  $        28,603  $        28,603  $         --  $         --
    Brazil ...........................           34,120           34,120            --            --
    China ............................          626,950          626,950            --            --
    India ............................           75,784           75,784            --            --
    Japan ............................           24,506           24,506            --            --
    Luxembourg .......................           15,160           15,160            --            --
    Netherlands ......................           74,705           74,705            --            --
    Norway ...........................           52,590           52,590            --            --
    Russia ...........................          400,429          400,429            --            --
    Switzerland ......................           46,380           46,380            --            --
    Taiwan ...........................           32,730           32,730            --            --
    United Kingdom ...................          410,278          404,341         5,424           513
                                        ---------------  ---------------  ------------  ------------
                                              1,822,235        1,816,298         5,424           513
                                        ---------------  ---------------  ------------  ------------
    Investment Company* ..............           65,521           65,521            --            --
                                        ---------------  ---------------  ------------  ------------
    Total ............................  $     1,887,756  $     1,881,819  $      5,424  $        513
                                        ===============  ===============  ============  ============

BARINGS INTERNATIONAL FUND
    Common Stocks
    Australia ........................  $     1,274,265  $     1,274,265  $         --  $         --
    Brazil ...........................        1,113,617        1,113,617            --            --
    China ............................        1,461,714        1,461,714            --            --
    France ...........................        4,516,679        4,516,679            --            --
    Germany ..........................        3,091,391        3,091,391            --            --
    Hong Kong ........................        2,258,723        2,258,723            --            --
    India ............................          751,859          751,859            --            --
    Israel ...........................          896,604          896,604            --            --
    Japan ............................        7,822,154        7,822,154            --            --
    Netherlands ......................        2,255,782        2,255,782            --            --
    Norway ...........................        1,671,904        1,671,904            --            --
    Papua New Guinea .................          740,242          740,242            --            --
    Singapore ........................        1,471,838        1,471,838            --            --
    South Korea ......................          522,551          522,551            --            --
    Spain ............................          865,779          865,779            --            --
    Sweden ...........................          731,256          731,256            --            --
    Switzerland ......................        3,169,302        3,169,302            --            --
    Turkey ...........................          748,492          748,492            --            --
    United Kingdom ...................       12,041,060       12,033,450            --         7,610
                                        ---------------  ---------------  ------------  ------------
                                             47,405,212       47,397,602            --         7,610
                                        ---------------  ---------------  ------------  ------------
    Rights ...........................           28,773           28,773            --            --
    Investment Company* ..............        2,153,411        2,153,411            --            --
                                        ---------------  ---------------  ------------  ------------
    Total ............................  $    49,587,396  $    49,579,786  $         --  $      7,610
                                        ===============  ===============  ============  ============

Aston Funds
                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                                                                Level 2      Level 3
                                                   Total          Level 1     Significant   Significant
                                                  Value at        Quoted      Observable   Unobservable
FUNDS                                             10/31/10        Prices         Inputs       Inputs
----------------------------------------------  ------------   ------------   -----------  ------------
DYNAMIC ALLOCATION FUND
    Investments in Securities* ...............  $ 54,566,421   $ 54,566,421   $        --  $         --
                                                ============   ============   ===========  ============

M.D. SASS ENHANCED EQUITY FUND
    Common Stocks* ...........................  $ 95,689,100   $ 95,689,100   $        --  $         --
    Investment Company* ......................     1,661,819      1,661,819            --            --
    Derivatives - Assets:
       Equity Contracts ......................       546,900        546,900            --            --
    Derivatives - Liabilities:
       Equity Contracts ......................    (4,815,944)    (4,815,944)           --            --
                                                ------------   ------------   -----------  ------------
    Total ....................................  $ 93,081,875   $ 93,081,875   $        --  $         --
                                                ============   ============   ===========  ============

NEW CENTURY ABSOLUTE RETURN ETF FUND
    Investments in Securities* ...............  $ 15,145,428   $ 15,145,428   $        --  $         --
                                                ============   ============   ===========  ============

LAKE PARTNERS LASSO ALTERNATIVE FUND
    Investments in Securities* ...............  $ 27,974,207   $ 27,974,207   $        --  $         --
                                                ============   ============   ===========  ============

FORTIS REAL ESTATE FUND
    Investments in Securities* ...............  $ 35,752,386   $ 35,752,386   $        --  $         --
                                                ============   ============   ===========  ============

M&C BALANCED FUND
    Common Stocks* ...........................  $ 18,528,794   $ 18,528,794   $        --  $         --
    Corporate Notes and Bonds ................     7,004,891             --     7,004,891            --
    U.S. Government and Agency Obligations ...     3,568,971             --     3,568,971            --
    Asset-Backed Securities ..................        74,382             --        74,382            --
    Investment Company* ......................       984,485        984,485            --            --
                                                ------------   ------------   -----------  ------------
    Total ....................................  $ 30,161,523   $ 19,513,279   $10,648,244  $         --
                                                ============   ============   ===========  ============

TCH FIXED INCOME FUND
    Corporate Notes and Bonds ................  $ 35,704,585   $         --   $35,704,585  $         --
    U.S. Government and Agency Obligations ...    20,561,731             --    20,561,731            --
    Commercial Mortgage-Backed Securities ....     1,599,936             --     1,599,936            --
    Asset-Backed Securities ..................     1,081,857             --     1,081,857            --
    Foreign Government Bond ..................       174,000             --       174,000            --
    Investment Company* ......................     1,114,238      1,114,238            --            --
                                                ------------   ------------   -----------  ------------
    Total ....................................  $ 60,236,347   $  1,114,238   $59,122,109  $         --
                                                ============   ============   ===========  ============

----------
* All Common Stocks and Investment Companies are Level 1. Please refer to the Schedule of Investments for industry, sector or country breakout.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at 10/31/10 and therefore the Fund did not utilize the external pricing service model adjustments. As a result, securities still held at October 31, 2010 by the Neptune International Fund and Barings International Fund since the beginning of the period, were transferred from Level 2 into Level 1 with an end of period value of $1,048,933 and $23,706,054, respectively.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds' investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 holdings were valued using internal valuation techniques which took into consideration factors including previous experience with similar securities of the same issuer, conversion ratio and security terms.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of October 31, 2010:

Aston Funds
                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                                               Common Stocks
                                                               -------------
NEPTUNE INTERNATIONAL FUND
    United Kingdom
    Fair Value, beginning of period .........................  $         492
    Net purchases (sales) ...................................             50
    Total net realized gains (losses) .......................            (36)
    Total change in unrealized appreciation (deprecation) ...              7
                                                               -------------
    Fair Value, end of period ...............................  $         513
                                                               =============
    Change in net unrealized appreciation (depreciation)
       on Level 3 holdings held at end of period ............  $           7
                                                               =============

                                                               Common Stocks
                                                               -------------
BARINGS INTERNATIONAL FUND
    United Kingdom
    Fair Value, beginning of period .........................  $       5,810
    Net purchases (sales) ...................................          1,834
    Total net realized gains (losses) .......................           (136)
    Total change in unrealized appreciation (deprecation) ...            102
                                                               -------------
    Fair Value, end of period ...............................  $       7,610
                                                               =============
    Change in net unrealized appreciation (depreciation)
       on Level 3 holdings held at end of period ............  $         115
                                                               =============

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller. As of and during the period ended October 31, 2010, the Funds did not own any repurchase agreements.

(3) WHEN ISSUED/DELAYED DELIVERY SECURITIES: Each Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. As of and during the period ended October 31, 2010, the Funds did not own any when issued or delayed delivery securities.

(4) MORTGAGE-BACKED SECURITIES: M&C Balanced Fund and TCH Fixed Income Fund may invest in mortgage-backed securities ("MBS"), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. The Funds previously listed may also invest in collateralized mortgage obligations ("CMO") and real estate mortgage investment conduits ("REMIC"). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) OPTIONS CONTRACTS: In the normal course of pursuing its investment objectives, certain Funds are subject to price volatility risk. Certain Funds may write and/or purchase call and put options on securities for hedging purposes only. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund's Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value, based on the quoted daily settlement price, of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid. Options were traded during the year in the TAMRO Diversified Equity and M.D. Sass Enhanced Equity Funds. The fair value of purchased options in the TAMRO Diversified Equity and M.D. Sass Enhanced Equity Funds is included in the Investments at Cost line in the Statement of Assets and Liabilities. The premiums received and the fair value of written equity options outstanding in the M.D. Sass Enhanced Equity Fund are included in a separate line item in the Statement of Assets and Liabilities. Net realized and unrealized gain/loss amounts are included in separate line

Aston Funds
                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

items in the Statements of Operations for these respective funds. See the Schedules of Investments for open options contracts held by TAMRO Diversified Equity and M.D. Sass Enhanced Equity Funds at October 31, 2010. For the year ended October 31, 2010, the average* volume of derivative activities are as follows:

                                PURCHASED       WRITTEN
                                 OPTIONS        OPTIONS
FUNDS                            (COST)    (PREMIUMS RECEIVED)
------------------------------  ---------  -------------------
TAMRO Diversified Equity Fund   $  76,371  $                --
M.D. Sass Enhanced Equity Fund    505,282            1,718,694

----------
*     estimate based on quarter-end holdings

(6) FORWARD FOREIGN CURRENCY CONTRACTS: In the normal course of pursuing their investment objectives, certain Funds are subject to foreign investment and currency risk. Certain Funds may enter into forward foreign currency contracts ("forward contracts") for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund's investment goal. These contracts are marked-to-market daily at the applicable translation rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. As of and during the period ended October 31, 2010, there were no open forward foreign currency contracts.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily and is captured in dividends and interest receivable. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Securities are accounted for on a trade date basis. The cost of securities sold is determined using the identified cost method for the Optimum Mid Cap Fund and First In First Out ("FIFO") method for all other Funds.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2010, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

                           2011     2012    2013     2014     2015        2016           2017          2018         TOTAL
                         -------   ------  ------  --------  -------  ------------  -------------   -----------  ------------
M&C Growth Fund .......  $     --  $   --  $   --  $     --  $    --  $         --  $  18,476,526*  $        --  $ 18,476,526
Veredus Select
    Growth Fund .......        --      --      --        --       --     3,097,233     18,622,365            --    21,719,598
TAMRO Diversified
    Equity Fund .......        --      --      --        --       --            --        192,977            --       192,977
Herndon Large Cap
    Value Fund ........        --      --      --        --       --            --             --        23,092        23,092
Value Fund ............        --      --      --        --       --            --     29,923,489     6,819,813    36,743,302
River Road Dividend All
    Cap Value Fund ....        --      --      --        --       --            --      1,857,237            --     1,857,237
M&C Mid Cap
    Growth Fund .......        --      --      --        --       --       210,264        413,601            --       623,865
Cardinal Mid Cap
    Value Fund ........        --      --      --        --       --        20,542        294,280            --       314,822
Veredus Aggressive
    Growth Fund .......        --      --      --        --       --    10,806,497     16,347,889            --    27,154,386
River Road Small Cap
    Value Fund ........        --      --      --        --       --    19,839,004     36,796,207            --    56,635,211
Neptune International
    Fund ..............        --      --      --        --    7,221       732,365      2,673,799        52,059     3,465,444

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                 2011       2012    2013      2014        2015      2016           2017        2018        TOTAL
                              ----------   ------  ------  -----------  -------  -----------   -----------    -------  -------------
Barings International
 Fund......................   $       --   $   --  $   --  $        --  $    --  $   894,769   $   966,034    $    --  $   1,860,803
New Century Absolute
 Return ETF Fund...........           --       --      --           --       --           --       726,098         --        726,098
Fortis Real Estate
 Fund......................           --       --      --           --       --   10,050,844    11,228,100         --     21,278,944
M&C Balanced Fund..........    2,978,228       --      --           --       --      318,991*    2,726,872**       --      6,024,091
TCH Fixed Income Fund......           --       --      --    4,029,941       --    2,654,917     1,270,780         --      7,955,638

------------------

* These capital loss carryforward amounts were acquired in the reorganizations of the Growth Fund into the M&C Growth Fund and the Balanced Fund into the M&C Balanced Fund on March 29, 2010. The Funds' ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

** This capital loss carryforward amount includes $2,088,044 acquired in the reorganization of the Balanced Fund into the M&C Balanced Fund on March 29, 2010. The Fund's ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

For the year ended October 31, 2010, M&C Growth Fund utilized $88,321,477 (of which $1,887,326 was acquired in the reorganization of the Growth Fund into the M&C Growth Fund) of capital losses expiring in 2017, Veredus Select Growth Fund utilized $17,518,468 of capital losses expiring in 2016, TAMRO Diversified Equity Fund utilized $323,950 and $904,100 of capital losses expiring in 2016 and 2017, respectively, River Road Dividend All Cap Value Fund utilized $3,845,894 and $4,887,577 of capital losses expiring in 2016 and 2017, respectively, M&C Mid Cap Growth Fund utilized $127,012 of capital losses expiring in 2016, Optimum Mid Cap Growth Fund utilized $409,569 of capital losses expiring in 2017, Cardinal Mid Cap Value Fund utilized $61,213 of capital losses expiring in 2016, Veredus Aggressive Growth Fund utilized $11,790,701 of capital losses expiring in 2016, TAMRO Small Cap Fund utilized $24,563,509 and $63,071,540 of capital losses expiring in 2016 and 2017, respectively, River Road Select Value Fund utilized $171,820, $4,200,696 and $11,382,935 of capital losses expiring in 2015, 2016 and 2017, respectively, River Road Small Cap Value Fund utilized $15,484,826 of capital losses expiring in 2016, Barings International Fund utilized $1,029,028 of capital losses expiring in 2016, M.D. Sass Enhanced Equity Fund utilized $152,602 of capital losses expiring in 2017, New Century Absolute Return ETF Fund utilized $454,248 and $1,305,746 of capital losses expiring in 2016 and 2017, respectively, Fortis Real Estate Fund utilized $2,327,717 of capital losses expiring in 2016, M&C Balanced Fund utilized $781,374 of capital losses expiring in 2010 and TCH Fixed Income Fund utilized $15,377, $139,950 and $1,244,148 of capital losses expiring in 2010, 2012 and
2014, respectively.

For the year ended October 31, 2010, Veredus Select Growth Fund, TAMRO Diversified Equity Fund, River Road Dividend All Cap Value Fund, M&C Mid Cap Growth Fund and M&C Balanced Fund had $30,200, $22,812, $208,419, $6,357 and $3,311,220 of capital losses that expired, respectively.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(10) MULTI-CLASS OPERATIONS: With respect to M&C Growth Fund, Veredus Select Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, M.D. Sass Enhanced Equity Fund, Lake Partners LASSO Alternatives Fund, Fortis Real Estate Fund, M&C Balanced Fund and TCH Fixed Income Fund, each class offered by these Funds has equal rights as to net assets.

Income, fund and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses (distribution expenses) are allocated to each class.

(11) OFFERING COSTS: Certain costs were incurred in connection with the offering of the following Funds as disclosed in the table below. The costs associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

                                                               ORIGINAL
FUND                                    COMMENCEMENT DATE   OFFERING COSTS
-------------------------------------   -----------------   --------------
Herndon Large Cap Value Fund               March 31, 2010   $       50,186
Fasciano Small Cap Fund                 December 23, 2009           45,689
Lake Partners LASSO Alternatives Fund       April 1, 2009           75,292

(12) USE OF ESTIMATES: The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(13) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

(14) RECENT ACCOUNTING PRONOUNCEMENT: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has incorporated the appropriate disclosures required by ASU No. 2010-06 in the Funds' financial statement disclosures.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap Value Fund and TCH Fixed Income Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Value Fund, Dynamic Allocation Fund, M.D. Sass Enhanced Equity Fund and M&C Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

M&C Growth Fund, Veredus Select Growth Fund, TAMRO Diversified Equity Fund, Herndon Large Cap Value Fund, M&C Mid Cap Growth Fund, Optimum Mid Cap Fund, Cardinal Mid Cap Value Fund, Veredus Aggressive Growth Fund, Fasciano Small Cap Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, New Century Absolute Return ETF Fund, Lake Partners LASSO Alternatives Fund and Fortis Real Estate Fund distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Dividends and distributions are automatically reinvested in additional Fund shares on ex-date at that day's ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.

Differences in dividends per share between classes of M&C Growth Fund, Veredus Select Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, M.D. Sass Enhanced Equity Fund, Lake Partners LASSO Alternatives Fund, Fortis Real Estate Fund, M&C Balanced Fund and TCH Fixed Income Fund are due to different class expenses. Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as net operating losses, nondeductible expenses, premium amortization, mark to market on Passive Foreign Investment Companies and adjustment for Real Estate Investment Trusts, are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions and capital loss carryovers, arise when income, expenses, gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences between book and tax basis reporting for the 2010 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                          ACCUMULATED
                                        UNDISTRIBUTED NET     ACCUMULATED NET
                                        INVESTMENT INCOME   REALIZED GAIN (LOSS)    PAID IN CAPITAL
                                        -----------------   --------------------    ---------------
M&C Growth Fund ....................    $           8,832   $        (20,930,299)   $    20,921,467
Veredus Select Growth Fund .........              219,145                121,055           (340,200)
TAMRO Diversified Equity Fund ......               25,089                 22,812            (47,901)
Herndon Large Cap Value Fund .......                  684                     --               (684)
River Road Dividend All Cap Value
Fund ...............................             (499,166)               922,525           (423,359)
M&C Mid Cap Growth Fund ............               25,306                  6,480            (31,786)
Optimum Mid Cap Fund ...............            1,792,051             (1,792,051)                --
Veredus Aggressive Growth Fund .....              621,543                     --           (621,543)
Fasciano Small Cap Fund ............                7,099                 (7,099)                --
TAMRO Small Cap Fund ...............            3,403,586               (491,279)        (2,912,307)
Neptune International Fund .........                2,047                 (2,047)                --
Barings International Fund .........              621,284               (621,284)                --
Dynamic Allocation Fund ............               19,224                (19,224)                --
M.D. Sass Enhanced Equity Fund .....                  900                   (900)                --
New Century Absolute Return ETF
Fund ...............................              122,706                (19,246)          (103,460)
Lake Partners LASSO Alternatives
Fund ...............................               75,284                (42,163)           (33,121)
Fortis Real Estate Fund ............               (3,820)                 3,820                 --
M&C Balanced Fund ..................              116,661                323,680           (440,341)
TCH Fixed Income Fund ..............              288,008               (288,008)                --

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

The tax character of distributions paid during the fiscal years ended 2010 and 2009 was as follows:

                                                 DISTRIBUTIONS PAID IN 2010        DISTRIBUTIONS PAID IN 2009
                                               -------------------------------   ------------------------------
                                                                  LONG-TERM                        LONG-TERM
                                               ORDINARY INCOME   CAPITAL GAINS   ORDINARY INCOME  CAPITAL GAINS
                                               ---------------   -------------   ---------------  -------------
M&C Growth Fund ............................   $    11,497,319   $          --   $     6,282,502  $  43,115,588
Veredus Select Growth Fund .................            30,200              --                --             --
TAMRO Diversified Equity Fund ..............            22,812              --            38,534             --
Value Fund .................................         3,983,658              --         4,238,721     26,989,113
River Road Dividend All Cap Value Fund......         5,440,778              --         2,632,122             --
M&C Mid Cap Growth Fund ....................             6,357              --                --             --
Optimum Mid Cap Fund .......................           856,138       1,792,051         5,276,291     10,425,693
Cardinal Mid Cap Value Fund ................             3,807              --             8,532             --
Veredus Aggressive Growth Fund .............                --              --           329,706             --
TAMRO Small Cap Fund .......................                --         491,279           343,822             --
River Road Select Value Fund ...............           374,080              --           268,642             --
River Road Small Cap Value Fund ............         1,018,993              --           584,344             --
Neptune International Fund .................            84,468              --            65,622             --
Barings International Fund .................           114,624              --             4,815             --
Dynamic Allocation Fund ....................         3,145,781           3,008           187,961             --
M.D. Sass Enhanced Equity Fund .............           685,950              --         1,297,601             --
New Century Absolute Return ETF Fund .......           146,952              --           121,220             --
Lake Partners LASSO Alternatives Fund ......            71,770              --                --             --
Fortis Real Estate Fund ....................           546,063              --           977,351             --
M&C Balanced Fund ..........................           344,428              --           266,425             --
TCH Fixed Income Fund ......................         3,125,240              --         3,716,858             --

As of October 31, 2010, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

                                                                                                 UNREALIZED
                                              CAPITAL LOSS    UNDISTRIBUTED     UNDISTRIBUTED   APPRECIATION/
                                              CARRYFORWARD   ORDINARY INCOME   LONG-TERM GAIN   (DEPRECIATION)         TOTAL
                                             --------------  ---------------   --------------   --------------    --------------
M&C Growth Fund ..........................   $  (18,476,526) $    15,243,098   $    5,376,470   $  391,812,131    $  393,955,173
Veredus Select Growth Fund ...............      (21,719,598)              --               --        9,540,270       (12,179,328)
TAMRO Diversified Equity Fund ............         (192,977)              --               --        2,460,279         2,267,302
Herndon Large Cap Value Fund .............          (23,092)           4,234               --           66,466            47,608
Value Fund ...............................      (36,743,302)         141,320               --       15,251,205       (21,350,777)
River Road Dividend All Cap Value
Fund .....................................       (1,857,237)              --               --       40,313,510        38,456,273
M&C Mid Cap Growth Fund ..................         (623,865)              --               --          674,308            50,443
Optimum Mid Cap Fund .....................               --               --        5,430,951      326,645,326       332,076,277
Cardinal Mid Cap Value Fund ..............         (314,822)           1,297               --          194,780          (118,745)
Veredus Aggressive Growth Fund ...........      (27,154,386)              --               --        6,449,375       (20,705,011)
Fasciano Small Cap Fund ..................               --           16,224                5          111,784           128,013
TAMRO Small Cap Fund .....................               --               --       19,797,890      199,012,869       218,810,759
River Road Select Value Fund .............               --          862,893        1,957,900       27,020,349        29,841,142
River Road Small Cap Value Fund ..........      (56,635,211)       1,393,988               --       66,176,157        10,934,934
Neptune International Fund ...............       (3,465,444)          21,304               --          106,868        (3,337,272)
Barings International Fund ...............       (1,860,803)       1,019,374               --        6,019,344         5,177,915
Dynamic Allocation Fund...................               --        1,517,399          272,355        1,488,824         3,278,578
M.D. Sass Enhanced Equity Fund ...........               --        4,221,538               --       (1,945,380)        2,276,158
New Century Absolute Return ETF
Fund .....................................         (726,098)          19,246               --          872,534           165,682
Lake Partners LASSO Alternatives
Fund .....................................               --          317,791              448        1,000,602         1,318,841
Fortis Real Estate Fund...................      (21,278,944)         477,952               --        4,712,422       (16,088,570)
M&C Balanced Fund ........................       (6,024,091)          34,170               --        2,897,876        (3,092,045)
TCH Fixed Income Fund ....................       (7,955,638)          40,668               --        5,137,803        (2,777,167)

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:

YEAR ENDED OCTOBER 31, 2010

                                                                               PROCEEDS FROM                       NET INCREASE
                                                                 ISSUED FROM    REINVESTMENT                       (DECREASE) IN
CLASS N                                                SOLD        MERGER     OF DISTRIBUTIONS     REDEEMED     SHARES OUTSTANDING
-------------------------------------------------   ----------   -----------  ----------------   ------------   ------------------
M&C Growth Fund ................................    41,029,804     2,521,713           210,111    (39,260,924)           4,500,704
Veredus Select Growth Fund .....................       810,701            --               344     (1,408,787)            (597,742)
TAMRO Diversified Equity Fund ..................       525,960            --             2,101       (282,153)             245,908
Herndon Large Cap Value Fund (a) ...............       142,062            --                --           (312)             141,750
Value Fund .....................................       340,250            --            32,650       (627,194)            (254,294)
River Road Dividend All Cap Value Fund .........     5,949,193            --           262,883     (2,498,143)           3,713,933
M&C Mid Cap Growth Fund ........................        68,545            --               722       (103,436)             (34,169)
Optimum Mid Cap Fund ...........................    31,944,731            --            70,458    (18,460,640)          13,554,549

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                                                                    PROCEEDS FROM                   NET INCREASE
                                                                      ISSUED FROM    REINVESTMENT                   (DECREASE) IN
CLASS N                                                     SOLD        MERGER     OF DISTRIBUTIONS    REDEEMED   SHARES OUTSTANDING
-------------------------------------------------------   ---------   -----------  ----------------   ----------  ------------------
Cardinal Mid Cap Value Fund............................      38,660            --               106         (953)            37,813
Veredus Aggressive Growth Fund.........................     512,569            --                --   (1,248,279)          (735,710)
Fasciano Small Cap Fund (b)............................     210,553            --                --       (3,871)           206,682
TAMRO Small Cap Fund...................................   7,133,843            --                --   (6,304,435)           829,408
River Road Select Value Fund...........................   2,324,703            --                --   (1,914,317)           410,386
River Road Small Cap Value Fund........................   5,345,641            --            18,092   (8,124,556)        (2,760,823)
Neptune International Fund.............................       8,665            --             2,253         (315)            10,603
Barings International Fund (c).........................      67,257            --                --      (41,922)            25,335
Dynamic Allocation Fund................................   3,591,988            --           349,834   (2,356,220)         1,585,602
M.D. Sass Enhanced Equity Fund.........................   4,916,184            --            41,692   (2,653,057)         2,304,819
New Century Absolute Return ETF Fund...................     631,515            --            14,071   (1,073,179)          (427,593)
Lake Partners LASSO Alternatives Fund (d)..............     712,835            --                --      (19,587)           693,248
Fortis Real Estate Fund................................     225,037            --            10,887     (176,747)            59,177
M&C Balanced Fund......................................      97,553       914,176            17,010     (344,764)           683,975
TCH Fixed Income Fund..................................     955,859            --           210,496   (1,447,196)          (280,841)

------------------------
(a) Herndon Large Cap Value Fund commenced investment operations on March 31, 2010.

(b)   Fasciano Small Cap Fund commenced investment operations on December 23,
      2009.

(c)   Barings International Fund began issuing Class N Shares on March 3, 2010.

(d) Lake Partners LASSO Alternatives Fund began issuing Class N Shares on March 3, 2010.

                                                                                PROCEEDS FROM                      NET INCREASE
                                                                 ISSUED FROM    REINVESTMENT                      (DECREASE) IN
CLASS I                                                 SOLD        MERGER    OF DISTRIBUTIONS    REDEEMED      SHARES OUTSTANDING
--------------------------------------------------   ----------  -----------  ----------------   -----------    ------------------
M&C Growth Fund ................................     27,671,707      877,488           232,372   (19,940,533)            8,841,034
Veredus Select Growth Fund .....................        783,308           --             2,512      (599,681)              186,139
Value Fund .....................................             --           --           416,089    (2,964,593)           (2,548,504)
River Road Dividend All Cap Value Fund .........      5,094,343           --           184,363      (815,080)            4,463,626
Optimum Mid Cap Fund ...........................     13,199,499           --            25,130    (2,796,145)           10,428,484
Veredus Aggressive Growth Fund .................         30,253           --                --      (146,786)             (116,533)
TAMRO Small Cap Fund ...........................      9,406,933           --            11,365   (16,191,043)           (6,772,745)
River Road Select Value Fund ...................      4,510,537           --            35,741    (8,124,538)           (3,578,260)
River Road Small Cap Value Fund ................      6,445,438           --            68,079   (12,143,248)           (5,629,731)
Neptune International Fund .....................          1,747           --             8,187        (4,758)                5,176
Barings International Fund .....................      2,736,846           --            11,960      (529,714)            2,219,092
M.D. Sass Enhanced Equity Fund (a) .............      5,297,586           --            21,548      (417,739)            4,901,395
Lake Partners LASSO Alternatives Fund ..........      1,677,429           --             6,188      (202,914)            1,480,703
Fortis Real Estate Fund ........................          2,479           --            72,126      (267,890)             (193,285)
M&C Balanced Fund ..............................         12,932           --               822        (7,352)                6,402
TCH Fixed Income Fund ..........................        285,139           --            74,817      (964,914)             (604,958)

-----------
(a)   M.D. Sass Enhanced Equity Fund began issuing Class I Shares on March 3,
      2010.

                                                                                PROCEEDS FROM
                                                                 ISSUED FROM    REINVESTMENT                     NET INCREASE IN
CLASS R                                                SOLD        MERGER     OF DISTRIBUTIONS     REDEEMED     SHARES OUTSTANDING
--------------------------------------------------   ----------  -----------  ----------------   -----------    ------------------
M&C Growth Fund ..................................      325,514       28,243               621      (218,419)              135,959

YEAR ENDED OCTOBER 31, 2009

                                                                   PROCEEDS FROM                      NET INCREASE
                                                                   REINVESTMENT                      (DECREASE) IN
CLASS N                                                 SOLD     OF DISTRIBUTIONS    REDEEMED      SHARES OUTSTANDING
---------------------------------------------------  ----------  ----------------  -----------     ------------------
M&C Growth Fund ..................................   48,040,340         1,199,349  (20,046,221)            29,193,468
Veredus Select Growth Fund .......................    1,512,578                --   (1,440,827)                71,751
TAMRO Diversified Equity Fund ....................      249,737             5,047     (202,928)                51,856
Value Fund .......................................      665,155           404,427     (815,629)               253,953
River Road Dividend All Cap Value Fund ...........    8,295,005           214,554   (5,079,305)             3,430,254
M&C Mid Cap Growth Fund ..........................      135,121                --      (12,022)               123,099
Optimum Mid Cap Fund .............................   17,386,101           815,658  (10,657,995)             7,543,764
Cardinal Mid Cap Value Fund ......................        4,306               304       (2,494)                 2,116
Veredus Aggressive Growth Fund ...................      454,822            32,389   (2,054,933)           (1,567,722)
TAMRO Small Cap Fund .............................    9,706,815                --   (4,973,779)             4,733,036
River Road Select Value Fund .....................    6,490,418            12,419   (4,828,043)             1,674,794
River Road Small Cap Value Fund ..................   11,903,620            15,233   (7,995,851)             3,923,002
Neptune International Fund .......................       13,561               188      (10,793)                 2,956
Dynamic Allocation Fund ..........................    4,399,038            22,707     (882,794)             3,538,951
M.D. Sass Enhanced Equity Fund ...................    1,054,061           128,775     (329,897)               852,939
New Century Absolute Return ETF Fund .............    1,448,508            11,710   (1,060,767)               399,451

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                                                  PROCEEDS FROM                      NET INCREASE
                                                                   REINVESTMENT                     (DECREASE) IN
CLASS N                                                 SOLD     OF DISTRIBUTIONS    REDEEMED      SHARES OUTSTANDING
---------------------------------------------------  ----------  ----------------  -----------     ------------------
Fortis Real Estate Fund............................      97,559            34,728     (428,785)             (296,498)
M&C Balanced Fund..................................     155,060            11,210     (386,570)             (220,300)
TCH Fixed Income Fund..............................   1,014,253           245,161   (1,539,488)             (280,074)

                                                                    PROCEEDS FROM                      NET INCREASE
                                                                     REINVESTMENT                      (DECREASE) IN
CLASS I                                                 SOLD       OF DISTRIBUTIONS     REDEEMED     SHARES OUTSTANDING
----------------------------------------------------  ----------   ----------------  -------------   ------------------
M&C Growth Fund .................................     28,477,512          1,533,976    (12,374,492)          17,636,996
Veredus Select Growth Fund ......................      1,380,104                 --     (1,435,848)             (55,744)
Value Fund ......................................             --          3,924,472              --           3,924,472
River Road Dividend All Cap Value Fund ..........      9,063,675             65,666       (144,477)           8,984,864
Optimum Mid Cap Fund ............................      3,738,606            176,622     (2,685,047)           1,230,181
Veredus Aggressive Growth Fund ..................         56,619             11,803       (565,793)            (497,371)
TAMRO Small Cap Fund ............................     25,690,278             16,172     (8,312,294)          17,394,156
River Road Select Value Fund ....................     14,234,102             22,086     (4,387,141)           9,869,047
River Road Small Cap Value Fund .................     20,421,198             42,274     (5,163,576)          15,299,896
Neptune International Fund ......................          5,814              1,179     (1,269,615)          (1,262,622)
Barings International Fund ......................      3,866,972                391       (563,522)           3,303,841
Lake Partners LASSO Alternatives Fund (a) .......        189,107                 --        (23,660)             165,447
Fortis Real Estate Fund .........................             --            172,999       (202,737)             (29,738)
M&C Balanced Fund ...............................          7,445              1,055         (2,525)               5,975
TCH Fixed Income Fund ...........................        241,798            130,810     (1,359,167)            (986,559)

--------
(a) Lake Partners LASSO Alternatives Fund commenced investment operations on April 1, 2009.

                                                                    PROCEEDS FROM
                                                                     REINVESTMENT                   NET INCREASE IN
CLASS R                                                  SOLD      OF DISTRIBUTIONS  REDEEMED     SHARES OUTSTANDING
----------------------------------------------------  ----------   ----------------  --------     ------------------
M&C Growth Fund ..................................       224,401             542      (53,875)               171,068

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales and maturities of investment securities (other than short-term investments) for the year ended October 31, 2010 were as follows:

                                            AGGREGATE PURCHASES                PROCEEDS FROM SALES
                                      -------------------------------   ---------------------------------
                                      U.S. GOVERNMENT      OTHER        U.S. GOVERNMENT          OTHER
                                      ---------------  --------------   ---------------   ---------------
M&C Growth Fund* ...................  $            --  $1,775,313,533     $          --   $ 1,573,591,620
Veredus Select Growth Fund .........               --     290,602,865                --       299,821,571
TAMRO Diversified Equity Fund ......               --      13,332,185                --        10,409,860
Herndon Large Cap Value Fund .......               --       1,728,121                --           383,787
Value Fund..........................               --      84,879,564                --       108,636,554
River Road Dividend All Cap Value
Fund ...............................               --     134,452,705                --        60,623,369
M&C Mid Cap Growth Fund ............               --         956,793                --         1,366,758
Optimum Mid Cap Fund ...............               --     781,268,774                --       198,123,758
Cardinal Mid Cap Value Fund ........               --         686,435                --           423,149
Veredus Aggressive Growth Fund .....               --      92,567,235                --       100,122,409
Fasciano Small Cap Fund ............               --       1,400,088                --           106,129
TAMRO Small Cap Fund ...............               --     538,944,215                --       652,092,160
River Road Select Value Fund .......               --     113,378,821                --       141,561,206
River Road Small Cap Value Fund ....               --     245,002,253                --       321,803,198
Neptune International Fund .........               --         298,715                --           289,869
Barings International Fund .........               --      41,409,156                --        26,031,385
Dynamic Allocation Fund ............               --     261,924,373                --       249,567,857
M.D. Sass Enhanced Equity Fund .....               --      92,694,660                --        23,040,603
New Century Absolute Return ETF
Fund ...............................               --      53,753,788                --        56,298,337
Lake Partners LASSO Alternatives
Fund ...............................               --      39,337,790                --        14,991,005
Fortis Real Estate Fund ............               --      23,309,570                --        24,294,552
M&C Balanced Fund* .................        1,767,273      10,638,744         2,118,113        14,818,537
TCH Fixed Income Fund ..............          457,734      13,888,269         6,503,883        16,688,303

----------
* The cost of purchases excludes securities received from the reorganization (see Note J).

NOTE (F) REDEMPTION FEES: In accordance with the prospectuses, certain Funds assessed a 2% redemption fee on Fund share redemptions and exchanges within specified time periods, as indicated in the following table for the year ended October 31, 2010 and included in the Cost of Shares redeemed on the Statements of Changes in Net Assets:

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

FUND NAME                     TIME PERIOD           AMOUNT
-----------------------    -----------------      -----------
Fortis Real Estate Fund    2% Within 90 Days      $     2,375

NOTE (G) ADVISORY, ADMINISTRATION, DISTRIBUTION SERVICES AND TRUSTEE AGREEMENTS:

ADVISORY. Aston LP serves as Investment Adviser and Administrator to the Funds. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on specific annual rates of average daily net assets. The factors considered by the Board of Trustees in approving the current investment advisory agreement for each Fund are included in the Funds' annual or semi-annual report to shareholders covering the period during which the approval occurred.

Certain Funds have an expense limitation agreement with the Adviser, which caps annual ordinary operating expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets (the "Expense Limitation Agreements"). There are no contractual expense limitations for Class R shareholders.

The Expense Limitation Agreements are effective through February 28, 2011, except as noted below. The advisory rates and contractual expense limitations for the year ended October 31, 2010 were as follows:

                                                                                    CONTRACTUAL
                                                                                 EXPENSE LIMITATIONS
                                                                                 -------------------
FUND NAME                                             ADVISORY FEES              CLASS N    CLASS I
-----------------------------------------------  ----------------------------    --------   --------
M&C Growth Fund...............................   0.80% on first $ 800,000,000
                                                   0.60% over $  800,000,000        N/A       N/A
Veredus Select Growth Fund....................          0.80%                      1.30%     1.05%
TAMRO Diversified Equity Fund.................          0.80%                      1.20%      N/A
Herndon Large Cap Value Fund..................          0.80%                    1.30%(a)*    N/A
Value Fund (b)................................          0.80%                       N/A       N/A
River Road Dividend All Cap Value Fund........          0.70%                      1.30%     1.05%
M&C Mid Cap Growth Fund.......................          0.85%                     1.40%(a)    N/A
Optimum Mid Cap Fund..........................   0.80% on first $ 100,000,000
                                                  0.75% next $  300,000,000
                                                  0.70% over $  400,000,000          N/A      N/A
Cardinal Mid Cap Value Fund...................          0.90%                     1.40%(a)    N/A
Veredus Aggressive Growth Fund................          1.00%                      1.49%     1.24%
Fasciano Small Cap Fund.......................          1.00%                     1.40%(a)    N/A
TAMRO Small Cap Fund..........................          0.90%                       N/A       N/A
River Road Select Value Fund..................          1.00%                     1.50%(a)  1.25%(a)
River Road Small Cap Value Fund...............          0.90%                       N/A       N/A
Neptune International Fund....................          1.00%                     1.27%(a)  1.02%(a)
Barings International Fund (c)................          1.00%                     1.50%(a)  1.25%(a)
Dynamic Allocation Fund.......................          0.80%                     1.30%(a)    N/A
M.D. Sass Enhanced Equity Fund................          0.70%                     1.40%(a)  1.15%(a)
New Century Absolute Return ETF Fund (d)......          1.00%                     1.50%(a)    N/A
Lake Partners LASSO Alternatives Fund (e).....          1.00%                     1.45%(a)  1.20%(a)
Fortis Real Estate Fund.......................          1.00%                      1.37%     1.12%
M&C Balanced Fund.............................          0.75%                      1.35%     1.10%
TCH Fixed Income Fund.........................          0.55%                      0.74%     0.49%

-------------------------

(a) Pursuant to a contractual expense reimbursement agreement between the Adviser and the Fund, from commencement of operations through the completion of the first three full fiscal years for a period up to three years from the fiscal year end during which such amount was waived or reduced, the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund's expense ratio (not including interest expense and acquired fund fees and expenses) remains at or below the operating expense cap after such reimbursement.

(b) The Adviser has agreed to voluntarily waive management fees and/or reimburse expenses for the Value Fund so that the net expense ratio is no more than 1.07% for Class N and 0.82% for Class I.

(c) The Adviser agreed to voluntarily waive management fees and/or reimburse expenses for the Barings International Fund so that the net expense ratio is no more than 1.40% for Class N and 1.15% for Class I.

(d) The Sub-Adviser has agreed that for any full calendar year of operations, if any such period the Fund had a total return (before taxes) of less than zero then the Sub-Adviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the Adviser has agreed to reduce its advisory fee to 0.15% for the next succeeding calendar year. Based on these terms, no waiver is in effect for the 2010 calendar year. For the period ended December 31, 2008, the Fund's total return was less than zero, therefore the Adviser reduced its advisory fee to 0.15% for the 2009 calendar year. Additionally, the Adviser voluntarily waived 0.15% of its advisory fees for the New Century Absolute Return ETF Fund for the period November 1, 2009 - December 31, 2009.

(e) Effective March 30, 2010, the contractual expense limitations for the Lake Partners LASSO Alternatives Fund were decreased from 1.60% and 1.35% to 1.45% and 1.20%, for Class N and I, respectively.

* The Expense Limitation/Reimbursement Agreement for Herndon Large Cap Value Fund is in effect through April 1, 2011.

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

Pursuant to a contractual expense reimbursement agreement between the Adviser and the following Funds, from commencement of operations through the completion of the first three full fiscal years for a period of up to three years from the fiscal year end during which such amount was waived or reduced of each of the Herndon Large Cap Value Fund-Class N, M&C Mid Cap Growth Fund-Class N, Cardinal Mid Cap Value Fund-Class N, Fasciano Small Cap Fund-Class N, River Road Select Value Fund-Classes N and I, Neptune International Fund-Classes N and I, Barings International Fund-Classes N and I, Dynamic Allocation Fund-Class N, M.D. Sass Enhanced Equity Fund-Classes N and I, New Century Absolute Return ETF Fund-Class N, and Lake Partners LASSO Alternatives Fund-Classes N and I; the Adviser is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund's expense ratio (not including interest expense and acquired fund fees and expenses) remains at or below the operating expense cap after such reimbursement.

The cumulative reimbursement amounts as of October 31, 2010 that are entitled to be reimbursed for each Fund are as follows:

                                                    EXPIRATION
                                        ------------------------------------
       FUNDS                               2011        2012         2013
--------------------------------------  ----------  -----------  -----------
Herndon Large Cap Value Fund (1)               N/A         N/A   $    74,284
M&C Mid Cap Growth Fund                 $   98,808  $    79,648       67,970
Cardinal Mid Cap Value Fund                103,064       77,563       70,443
Fasciano Small Cap Fund (1)                    N/A          N/A      100,895
Neptune International Fund                 181,699      118,000      116,483
Barings International Fund                 174,288      139,755      134,828
Dynamic Allocation Fund                    105,329       89,827       74,415
M.D. Sass Enhanced Equity Fund             107,431      143,213           --
New Century Absolute Return ETF
Fund                                        97,083       26,954       64,546
Lake Partners LASSO Alternatives Fund          N/A       94,071      135,895
                                        ----------  -----------  -----------
                                        $  867,702  $   769,031   $  839,759
                                        ==========  ===========  ===========


-----------
(1)   The Fund commenced operations in the current fiscal year.

For the year ended October 31, 2010, the Adviser was reimbursed $41,111 by the River Road Select Value Fund and $20,510 by the M.D. Sass Enhanced Equity Fund. No other Fund in the above table reimbursed the Adviser for the period.

During the year ended October 31, 2010, the respective Sub-adviser reimbursed the following Funds for losses incurred on transactions not meeting the Funds' investment guidelines:

FUND                                    PAYMENT TO FUND
-----------------------------------     ---------------
M&C Growth Fund                         $         8,832
Neptune International Fund                        2,533
M.D. Sass Enhanced Equity Fund                      900

The Adviser manages each Fund by retaining one or more sub-advisers to manage each Fund as follows:

FUND                                            SUB-ADVISER
--------------------------------------          ----------------------------------------
M&C Growth Fund                                 Montag & Caldwell, Inc.
Veredus Select Growth Fund                      Todd-Veredus Asset Management LLC(1)
TAMRO Diversified Equity Fund                   TAMRO Capital Partners LLC
Herndon Large Cap Value Fund                    Herndon Capital Management, LLC
Value Fund                                      MFS Institutional Advisors Inc.
River Road Dividend All Cap Value Fund          River Road Asset Management, LLC
M&C Mid Cap Growth Fund                         Montag & Caldwell, Inc.
Optimum Mid Cap Fund                            Optimum Investment Advisors, LLC
Cardinal Mid Cap Value Fund                     Cardinal Capital Management, L.L.C.
Veredus Aggressive Growth Fund                  Todd-Veredus Asset Management LLC(1)
Fasciano Small Cap Fund                         Fasciano Associates, LLC
TAMRO Small Cap Fund                            TAMRO Capital Partners LLC
River Road Select Value Fund                    River Road Asset Management, LLC
River Road Small Cap Value Fund                 River Road Asset Management, LLC
Neptune International Fund                      Neptune Investment Management Limited
Barings International Fund                      Baring International Investment Limited
Dynamic Allocation Fund                         Smart Portfolios, LLC
M.D. Sass Enhanced Equity Fund M.D.             Sass Investors Services, Inc.(2)
New Century Absolute Return ETF Fund            New Century Capital Management, LLC
Lake Partners LASSO Alternatives Fund           Lake Partners, Inc.
Fortis Real Estate Fund                         Fortis Investment Management USA, Inc.(3)
M&C Balanced Fund                               Montag & Caldwell, Inc.
TCH Fixed Income Fund                           Taplin, Canida & Habacht, LLC

----------
(1) Effective April 30, 2009, Veredus Asset Management LLC merged with Todd Investment Advisors, Inc. and became Todd-Veredus Asset Management, LLC.

(2) Effective June 1, 2009, M.D. Sass Investor Services, Inc. became the subadviser to the Fund. Prior to June 1, 2009, MB Investment Partners, Inc. was the subadviser.

(3) Effective August 1, 2008, Fortis Investment Management USA, Inc. became the subadviser to the Fund. Prior to August 1, 2008, ABN AMRO Asset Management, Inc. was the subadviser.

Sub-advisory fees are paid monthly by Aston LP. The factors considered by the Board of Trustees in approving the current sub-investment advisory agreements are included in the additional information section of the Funds' annual or semi-annual report to shareholders covering the period in which such approval occurred.

RECENT EVENTS. Prior to April 15, 2010, Aston was a wholly-owned subsidiary of Highbury Financial Inc. ("Highbury"). On December 14, 2009, Affiliated Managers Group, Inc. ("AMG") entered into a definitive merger agreement with Highbury to acquire a majority equity interest in Aston through the merger of Highbury into a subsidiary of AMG (the "Transaction"). Upon completion of the Transaction on April 15, 2010, Aston was converted to a Delaware limited partnership and changed its name to "Aston Asset Management LP." AMG owns a majority equity interest in Aston LP, and certain members of senior management and key employees of Aston LP have retained an equity interest in Aston LP. As of the closing of the Transaction, Aston LP has substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations, or the services provided to its clients.

As required by the 1940 Act, the investment advisory agreement for each Fund provides for its automatic termination in the event of its assignment. The completion of the Transaction constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's then current investment advisory agreement. At in person meetings held on December 6, 2009, on December 17, 2009 with respect to the Aston/Fasciano Small Cap Fund and on March 18, 2010 with respect to the Aston/Herndon Large Cap Value Fund, the Board of Trustees of

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

the Trust (the "Board") approved a new Investment Advisory Agreement and Sub-Investment Advisory Agreement(s) with respect to each Fund. The terms of the new Investment Advisory Agreements and Sub-Investment Advisory Agreements are substantially the same as the previous agreements, except for their effective date and term. The new Investment Advisory Agreement and Sub-Investment Advisory Agreement(s) with respect to each Fund took effect upon the closing of the Transaction.

A discussion regarding the Board's basis for approving the Investment Advisory Agreements and Sub-Investment Advisory Agreements in connection with the Transaction is available in the additional information section of the semiannual report dated April 30, 2010.

MONTAG & CALDWELL TRANSACTION. Montag & Caldwell, Inc. (Montag & Caldwell") serves as the sub-adviser to the Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Balanced Fund and Aston/Montag & Caldwell Mid Cap Growth Fund (each, a "Montag & Caldwell Fund"). On September 24, 2010, the employees of Montag & Caldwell completed a buy-back of the firm from its parent, BNP Paribas Fortis (the "M&C Transaction"). Pursuant to the M&C Transaction, substantially all the assets of Montag & Caldwell were acquired by a newly formed entity, Montag & Caldwell, LLC (the "Company"), and shares of the Company were acquired by Montag & Caldwell Management, LLC, which is 100% owned by the Company's employees.

The M&C Transaction may be deemed to have caused an "assignment" and automatic termination of the current sub-investment advisory agreement between Aston and Montag & Caldwell with respect to each Montag & Caldwell Fund (each a "sub-investment advisory agreement"). In anticipation of the M&C Transaction, the Board of Trustees of the Trust met in-person on March 18, 2010 and approved the continuance of the sub-investment advisory agreement for each M&C Fund, on the same terms following the automatic termination of the agreement in connection with the M&C Transaction.

A discussion regarding the Board's basis for approving the continuance of the sub-investment advisory agreements in connection with the M&C Transaction is available in the additional information section of this report.

RIVER ROAD TRANSACTION. River Road Asset Management, LLC ("River Road") serves as the subadviser to the Aston/River Road Dividend All Cap Value Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Select Value Fund (each a "River Road Fund" and collectively, the "River Road Funds"). On December 30, 2009, Aviva Investors North America Holdings, Inc. ("Aviva Investors") agreed to buy 100% of the outstanding membership interests of River Road from River Road Partners, LLC (the "River Road Transaction"). On February 24, 2010, the River Road Transaction was completed and River Road became part of Aviva Investors, a wholly-owned subsidiary of Aviva plc.

The River Road Transaction may be deemed to have caused an "assignment" and automatic termination of the then current sub-investment advisory agreement between Aston and River Road with respect to each River Road Fund (each a "sub-investment advisory agreement"). In anticipation of the River Road Transaction, the Board of Trustees of the Trust met in-person on January 22, 2010 and approved the continuance of the sub-investment advisory agreement for each River Road Fund, on the same terms following the automatic termination of the agreement in connection with the River Road Transaction.

ADMINISTRATION. Under the terms of the administration agreement between the Funds and Aston LP, the Funds' administrator, ("Administration Agreement"), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

        ADMINISTRATION FEES
          AT TRUST LEVEL             ANNUAL RATE
        -------------------          ------------
        First $7.4 billion             0.0490%
        Over $7.4 billion              0.0465%

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") (formerly known as PNC Global Investment Servicing (U.S.) Inc.) provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between Aston LP and BNY Mellon (the "Sub-Administration Agreement"). Under the terms of the Sub-Administration Agreement, sub-administration fees, which are paid by Aston LP, are accrued daily and paid monthly, at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

DISTRIBUTION SERVICES. BNY Mellon Distributors Inc. (the "Distributor"), formerly known as PFPC Distributors, Inc. an affiliate of BNY Mellon, serves as principal underwriter and distributor of the Fund's shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets and 0.50% of each participating Fund's Class R average daily net assets. The Class I shares do not have distribution plans. From November 1, 2009 to June 30, 2010, the TAMRO Diversified Equity Fund did not charge 12b-1 fees under the Class N Shares Plan. Effective July 1, 2010, the Fund began accruing this fee. From November 1, 2009 to September 30, 2010, the M&C Balanced Fund did not charge 12b-1 fees under the Class N Shares Plan. Effective October 1, 2010, the Fund began accruing this fee. From November 1, 2009 to April 30, 2010, the TCH Fixed Income Fund did not charge 12b-1 fees under the Class N Shares Plan. Effective May 1, 2010, the Fund began accruing this fee.

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

TRUSTEES. The Trustees of the Trust who are not affiliated with the investment adviser or sub-advisers receive an annual retainer and per meeting fees. The Chairman of the Board and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment adviser or sub-advisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment adviser, sub-advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds' Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2010 was $507,750.

NOTE (H) CREDIT AGREEMENT: Effective July 6, 2010, the Trust entered into a Credit Agreement with The Bank of New York Mellon which provides the Trust with a revolving line of credit facility up to $50 million. The facility is shared by each series of the Trust except for the Lake Partners LASSO Alternatives Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equivalent to the greater of the Prime Rate plus 1.50% or 1/2 of 1% plus the Federal Funds Effective Rate plus 1.50%, as applicable. The interest rate on outstanding Overnight Loans is equivalent to the greater of the Federal Funds Effective Rate plus 1.50% or the One Month LIBO Rate plus 1.50%, as applicable. The Trust pays a commitment fee on the unutilized commitment amount of 0.15% per annum. For the Funds that utilized the line of credit during the period July 7, 2010 to October 31, 2010, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, which is included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

                                       AVERAGE         WEIGHTED
                                      DAILY LOAN       AVERAGE       INTEREST
                                       BALANCE      INTEREST RATE     EXPENSE
                                     -----------    -------------    --------
Value Fund                           $12,148,267        1.73%        $  1,748
Fortis Real Estate Fund                1,569,700        1.73%              75

Prior to June 29, 2010, the Credit Agreement with PNC Bank, National Association had an annual facility fee of 0.25% of the commitment amount of the facility. For the Funds that utilized the line of credit during the period November 1, 2009 to June 29, 2010, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, which is included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

                                       AVERAGE      WEIGHTED
                                     DAILY LOAN      AVERAGE      INTEREST
                                       BALANCE    INTEREST RATE    EXPENSE
                                     ----------   -------------   --------
M&C Growth Fund                      $5,402,000            2.72%  $  1,226
Value Fund                            5,954,267            2.72%     1,351
Optimum Mid Cap Fund                  4,607,300            2.72%       696
River Road Select Value Fund          2,779,967            2.66%       616
River Road Small Cap Value Fund       2,597,067            2.72%       590
Neptune International Fund              951,250            2.64%       139
Dynamic Allocation Fund                 900,825            2.63%       330

The Credit Agreement with PNC Bank, National Association was terminated on June 30, 2010.

NOTE (I) REFLOW FUND LLC: The Veredus Aggressive Growth Fund may participate in the ReFlow Fund LLC program ("ReFlow"), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Veredus Aggressive Growth Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

The costs to the Veredus Aggressive Growth Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

As of October 31, 2010, the Veredus Aggressive Growth Fund had not utilized ReFlow.

NOTE (J) REORGANIZATION: On December 6, 2009, the Board of Trustees approved an agreement and plan of merger and liquidation ("Agreement") which provided for the transfer of all of the assets, and liabilities of the Aston Growth Fund ("Growth Fund") for shares of the M&C Growth Fund and the Aston Balanced Fund ("Balanced Fund") for the shares of the M&C Balanced Fund. The purpose of the transactions was to merge the Growth Fund into the M&C Growth Fund and to merge the Balanced Fund into the M&C Balanced Fund. Shareholders of each of the Growth Fund and Balanced Fund approved the merger at a shareholder meeting held on March 22, 2010 and the reorganization took place on March 29, 2010. The acquisition was accomplished by a tax-free exchange of shares on March 29, 2010. For financial reporting purposes, assets received and shares issued by the Growth Fund and the Balanced Fund were recorded at fair value; however, the cost basis of the investments received from M&C Growth Fund and M&C Balanced Fund were carried forward to align ongoing

Aston Funds

                                                                OCTOBER 31, 2010

NOTES TO FINANCIAL STATEMENTS -- CONTINUED

reporting of the Growth Fund's and Balanced Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation immediately before the acquisitions were as follows:

                                                   CLASS N                        CLASS I                      CLASS R
                                       CLASS N       NET     CLASS N    CLASS I     NET     CLASS I  CLASS R     NET      CLASS R
                     ACQUIRING         SHARES       ASSET   CONVERSION  SHARES     ASSET  CONVERSION SHARES     ASSET   CONVERSION
MERGED FUND            FUND            ISSUED       VALUE     RATIO     ISSUED     VALUE     RATIO   ISSUED     VALUE      RATIO
-------------    -----------------    ---------   --------  ----------  -------   ------- ---------- -------  --------  ----------
Growth Fund      M&C Growth Fund      2,522,281   $  23.07     0.60227  877,488   $ 23.16    0.61050  28,243  $  22.88     0.59803
Balanced Fund    M&C Balanced Fund      914,176   $  18.89     0.31392      N/A       N/A        N/A     N/A       N/A         N/A

                                                          UNREALIZED
MERGED FUND                                 NET ASSETS   APPRECIATION     ACQUIRING FUND      NET ASSETS
----------------------------------------  -------------  -------------   -----------------  ----------------
Growth Fund.............................  $  79,137,244  $   2,459,459   M&C Growth Fund    $  2,979,183,520
Balanced Fund...........................     17,271,907      2,373,822   M&C Balanced Fund        15,029,884

Assuming the acquisition had been completed on November 1, 2009, the Fund results of operations for the year ended October 31, 2010 are as follows:

                                                         M&C GROWTH FUND   M&C BALANCED FUND
                                                         ---------------   -----------------
Net investment income.................................   $    19,703,359   $         396,415
Net realized and unrealized gain on investments.......       254,513,444           2,544,624
Net increase in assets from operations................       274,216,803           2,941,039

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Growth Fund and Balanced Fund that have been included in M&C Growth Fund's and M&C Balanced Fund's statement of operations since March 29, 2010.

NOTE (K) CROSS TRADES: On October 13, 2010, the Value Fund purchased securities valued at $347,589 from an affiliated fund. The trade was completed at market value, in accordance with the 17a-7 rules of the 1940 Act and in accordance with the Board of Trustees' approved procedures.

NOTE (L) LIQUIDATION: Aston/Optimum Large Cap Opportunity Fund was terminated and liquidated on August 12, 2010.

NOTE (M) SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were subsequent events as follows:

The Trust filed a Post Effective Amendment to its Registration Statement on October 20, 2010, for the purpose of adding a new series to the Trust, Aston/Crosswind Small Cap Growth Fund. This new Fund commenced operations on November 3, 2010.

The Trust filed a Post Effective Amendment to its Registration Statement on November 15, 2010, for the purpose of adding a new series to the Trust, Aston/Singer Macro Allocation Fund. This new Fund is expected to commence operations in 2011.

The Trust filed a Post Effective Amendment to its Registration Statement on October 29, 2010, for the purpose of adding Class I shares of the Dynamic Allocation Fund. The new Class commenced operations on November 2, 2010.

The Trust filed a Post Effective Amendment to its Registration Statement on October 14, 2010, for the purpose of adding a new series to the Trust, Aston/River Road Independent Value Fund. This new Fund is expected to commence operations on or about December 31, 2010.

The Trust filed a Post Effective Amendment to its Registration Statement on October 15, 2010, for the purpose of adding a new series to the Trust, Aston/River Road Long-Short Fund. This new Fund is expected to commence operations on or about December 31, 2010.

At a meeting held on December 16, 2010, the Board determined that the termination and liquidation of the Fasciano Small Cap Fund (the "Fund") is in the best interest of the Fund. The estimated liquidation date of the Fund is on or about December 31, 2010.

Aston Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Aston Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aston/Montag & Caldwell Growth Fund, Aston/Veredus Select Growth Fund, Aston/TAMRO Diversified Equity Fund, Aston/Herndon Large Cap Value Fund, Aston Value Fund, Aston/River Road Dividend All Cap Value Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Optimum Mid Cap Fund, Aston/Cardinal Mid Cap Value Fund, Aston/Veredus Aggressive Growth Fund, Aston/Fasciano Small Cap Fund, Aston/TAMRO Small Cap Fund, Aston/River Road Select Value Fund, Aston/River Road Small Cap Value Fund, Aston/Neptune International Fund, Aston/Barings International Fund, Aston Dynamic Allocation Fund, Aston/M.D. Sass Enhanced Equity Fund, Aston/New Century Absolute Return ETF Fund, Aston/Lake Partners LASSO Alternatives Fund, Aston/Fortis Real Estate Fund, Aston/Montag & Caldwell Balanced Fund, and Aston/TCH Fixed Income Fund (the "Funds") (twenty-three of the portfolios constituting the Aston Funds (the "Trust")) as of October 31, 2010, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of the Funds at October 31, 2010, the results of their operations, changes in their net assets, and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

Chicago, Illinois
December 23, 2010

Aston Funds

                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: In accordance with Federal tax law, the following Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2010:

The following are the estimated percentages of the income dividends qualifying for the dividends received deduction available to corporations:

FUND                                          PERCENTAGE
-------------------------------------------   ----------
M&C Growth Fund                                100.00%
Herndon Large Cap Value Fund                   100.00%
Value Fund                                     100.00%
River Road Dividend All Cap Value Fund         100.00%
Optimum Mid Cap Fund                           100.00%
Cardinal Mid Cap Value Fund                    100.00%
Fasciano Small Cap Fund                        100.00%
River Road Select Value Fund                   100.00%
River Road Small Cap Value Fund                100.00%
Neptune International Fund                      99.99%
Barings International Fund                     100.00%
Dynamic Allocation Fund                         52.09%
M.D. Sass Enhanced Equity Fund                  28.98%
New Century Absolute Return ETF Fund           100.00%
Lake Partners LASSO Alternatives Fund           46.50%
Fortis Real Estate Fund                        100.00%
M&C Balanced Fund                               71.28%

Each Fund designates 100%, or if subsequently different, of ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

For the fiscal year ended October 31, 2010, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income ("QDI") under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

FUND                                          PERCENTAGE
-------------------------------------------   ----------
M&C Growth Fund                                 100.00%
Herndon Large Cap Value fund                    100.00%
Value Fund                                      100.00%
River Road Dividend All Cap Value Fund          100.00%
Optimum Mid Cap Fund                            100.00%
Cardinal Mid Cap Value Fund                     100.00%
Fasciano Small Cap Fund                          38.22%
River Road Select Value Fund                    100.00%
River Road Small Cap Value Fund                 100.00%
Neptune International Fund                      100.00%
Barings International Fund                       79.77%
Dynamic Allocation Fund                         100.00%
M.D. Sass Enhanced Equity Fund                    1.74%
New Century Absolute Return ETF Fund            100.00%
Lake Partners LASSO Alternatives Fund           100.00%
Fortis Real Estate Fund                           7.22%
M&C Balanced Fund                                70.75%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2011.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE CONTINUATION OF CERTAIN SUB-INVESTMENT ADVISORY AGREEMENTS

At an in person meeting held on March 18, 2010, the Board of Trustees (the "Board") of Aston Funds (the "Trust"), including all of the Independent Trustees, considered whether to approve the continuation of the sub-investment advisory agreements between Aston Asset Management LLC or its successor ("Aston") and Montag & Caldwell, Inc. (the "Subadviser") with respect to Aston Montag & Caldwell Balanced Fund, Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, the equity portion of Aston Balanced Fund and Aston Growth Fund, (each a "Fund" and collectively, the "Funds").

The Board considered information received regarding the acquisition by management of the Subadviser of a majority ownership position from BNP Paribas SA (the "Buy-Back Transaction"). The Board considered that the Montag Transaction may be deemed a change of control of the Subadviser under the Investment Company Act of 1940, as amended (the "1940 Act"), and may result, upon its completion, in the automatic termination of the sub-investment advisory agreements.

Aston Funds

                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) -- CONTINUED

In anticipation of the termination of the sub-investment advisory agreements, the Board, including the Independent Trustees, determined that the continuation of each sub-investment advisory agreement is in the best interests of each Fund. The Independent Trustees met separately from the "interested" Trustee of the Trust to consider the approval of the continuation of the sub-investment advisory agreements with respect to each Fund and were assisted by independent legal counsel in their deliberations.

In determining whether to approve the continuation of the sub-investment advisory agreements with respect to each Fund in connection with the Buy-Back Transaction, the Board received information and made inquiries into all matters deemed relevant and considered details regarding the Buy-Back Transaction and representations from the Subadviser that the Buy-Back Transaction is not expected to result in any changes to investment personnel or otherwise affect the nature, extent and quality of services to be provided by the Subadviser. The Board also considered that the terms, including the fees payable to the Subadviser, of the sub-investment advisory agreements would not change. The Board considered that it had recently renewed the sub-investment advisory agreements pursuant to an extensive annual renewal process that concluded at its December 2009 meeting. The Board concluded, based upon all of these considerations, along with the conclusions the Board reached with respect to the last renewal of the sub-investment advisory agreements, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

Based upon its evaluation of all information and factors it deemed relevant and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the continuation of the sub-investment advisory agreement on behalf of each Fund should be approved.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                      BEGINNING     ENDING
                                       ACCOUNT     ACCOUNT                   EXPENSES
                                        VALUE       VALUE       EXPENSE    PAID DURING
                                      05/01/10     10/31/10     RATIO(1)    PERIOD(2)
                                      ---------   ----------   ---------   -----------
M&C GROWTH FUND
   ACTUAL FUND RETURN
   Class N ........................   $  1,000    $   991.80        1.09%  $      5.47
   Class I ........................      1,000        993.50        0.84%         4.22
   Class R ........................      1,000        990.80        1.34%         6.72
   HYPOTHETICAL 5% RETURN
   Class N ........................   $  1,000    $ 1,019.71        1.09%  $      5.55
   Class I ........................      1,000      1,020.97        0.84%         4.28
   Class R ........................      1,000      1,018.45        1.34%         6.82
VEREDUS SELECT GROWTH FUND
   ACTUAL FUND RETURN
   Class N ........................   $  1,000    $   969.30        1.30%  $      6.45
   Class I ........................      1,000        971.20        1.05%         5.22
   HYPOTHETICAL 5% RETURN
   Class N ........................   $  1,000    $ 1,018.65        1.30%  $      6.61
   Class I ........................      1,000      1,019.91        1.05%         5.35
TAMRO DIVERSIFIED EQUITY FUND
   ACTUAL FUND RETURN
   Class N ........................   $  1,000    $ 1,051.60        1.20%  $      6.21
   HYPOTHETICAL 5% RETURN
   Class N ........................   $  1,000    $ 1,019.16        1.20%  $      6.11
HERNDON LARGE CAP VALUE FUND(3)
   ACTUAL FUND RETURN
   Class N ........................   $  1,000    $ 1,031.80        1.30%  $      6.66
   HYPOTHETICAL 5% RETURN
   Class N ........................   $  1,000    $ 1,018.65        1.30%  $      6.61

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                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) -- CONTINUED

                                      BEGINNING     ENDING
                                       ACCOUNT      ACCOUNT                 EXPENSES
                                        VALUE        VALUE      EXPENSE    PAID DURING
                                       05/01/10    10/31/10     RATIO(1)    PERIOD(2)
                                      ---------   ----------   ---------   -----------
VALUE FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,003.10        1.07%  $      5.40
   Class I ........................       1,000     1,003.30        0.82%         4.14
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,019.81        1.07%  $      5.45
   Class I ........................       1,000     1,021.07        0.82%         4.18
RIVER ROAD DIVIDEND ALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,039.40        1.13%  $      5.81
   Class I ........................       1,000     1,040.70        0.88%         4.53
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,019.51        1.13%  $      5.75
   Class I ........................       1,000     1,020.77        0.88%         4.48
M&C MID CAP GROWTH FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,040.30        1.40%  $      7.20
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.15        1.40%  $      7.12
OPTIMUM MID CAP FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,000.70        1.16%  $      5.85
   Class I ........................       1,000     1,002.10        0.91%         4.59
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,019.36        1.16%  $      5.90
   Class I ........................       1,000     1,020.62        0.91%         4.63
CARDINAL MID CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,019.20        1.40%  $      7.13
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.15        1.40%  $      7.12
VEREDUS AGGRESSIVE GROWTH FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $   945.50        1.49%  $      7.31
   Class I ........................       1,000       945.70        1.24%         6.08
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,017.69        1.49%  $      7.58
   Class I ........................       1,000     1,018.95        1.24%         6.31
FASCIANO SMALL CAP FUND (4)
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $   976.10        1.40%  $      6.97
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.15        1.40%  $      7.12
TAMRO SMALL CAP FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,030.80        1.32%  $      6.76
   Class I ........................       1,000     1,032.00        1.07%         5.48
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.55        1.32%  $      6.72
   Class I ........................       1,000     1,019.81        1.07%         5.45
RIVER ROAD SELECT VALUE FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $   985.80        1.41%  $      7.06
   Class I ........................       1,000       985.80        1.16%         5.81
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.10        1.41%  $      7.17
   Class I ........................       1,000     1,019.36        1.16%         5.90
RIVER ROAD SMALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $   959.50        1.38%  $      6.82
   Class I ........................       1,000       960.30        1.13%         5.58
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.25        1.38%  $      7.02
   Class I ........................       1,000     1,019.51        1.13%         5.75
NEPTUNE INTERNATIONAL FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,139.90        1.27%  $      6.85
   Class I ........................   $   1,000     1,141.30        1.02%         5.51
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.80        1.27%  $      6.46
   Class I ........................   $   1,000     1,020.06        1.02%         5.19
BARINGS INTERNATIONAL FUND (5)
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,087.10        1.40%  $      7.36
   Class I ........................   $   1,000     1,090.10        1.15%         6.06
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.15        1.40%  $      7.12
   Class I ........................   $   1,000     1,019.41        1.15%         5.85
DYNAMIC ALLOCATION FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $   997.80        1.30%  $      6.55
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.65        1.30%  $      6.61
M.D. SASS ENHANCED EQUITY FUND(6)
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,024.00        1.40%  $      7.14
   Class I ........................   $   1,000     1,025.20        1.15%         5.87
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.15        1.40%  $      7.12
   Class I ........................   $   1,000     1,019.41        1.15%         5.85
NEW CENTURY ABSOLUTE RETURN ETF FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $   988.90        1.50%  $      7.52
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,017.64        1.50%  $      7.63
LAKE PARTNERS LASSO ALTERNATIVES FUND (7)
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,014.40        1.45%  $      7.36
   Class I ........................   $   1,000     1,015.30        1.20%         6.10
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,017.90        1.45%  $      7.37
   Class I ........................   $   1,000     1,019.16        1.20%         6.11
FORTIS REAL ESTATE FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,072.30        1.37%  $      7.16
   Class I ........................       1,000     1,074.10        1.12%         5.86
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,018.30        1.37%  $      6.97
   Class I ........................       1,000     1,019.56        1.12%         5.70
M&C BALANCED FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,015.40        1.14%  $      5.79
   Class I ........................       1,000     1,015.40        1.10%         5.59
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,019.46        1.14%  $      5.80
   Class I ........................       1,000     1,019.66        1.10%         5.60

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                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) -- CONTINUED

                                      BEGINNING    ENDING
                                       ACCOUNT     ACCOUNT                  EXPENSES
                                        VALUE       VALUE       EXPENSE    PAID DURING
                                      05/01/10     10/31/10     RATIO(1)    PERIOD(2)
                                      ---------   ----------   ---------   -----------
TCH FIXED INCOME FUND
   ACTUAL FUND RETURN
   Class N ........................   $   1,000   $ 1,049.70        0.74%  $      3.82
   Class I ........................       1,000     1,051.00        0.49%         2.53
   HYPOTHETICAL 5% RETURN
   Class N ........................   $   1,000   $ 1,021.48        0.74%  $      3.77
   Class I ........................       1,000     1,022.74        0.49%         2.50

-----------------
(1)   Annualized, based on the Funds' most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 365. Expense ratios do not include interest expense, if applicable.

(3) Herndon Large Cap Value Fund commenced investment operations on March 31, 2010.

(4)   Fasciano Small Cap Fund commenced investment operations on December 23,
      2009.

(5)   Barings International Fund began issuing Class N Shares on March 3, 2010.

(6)   M.D. Sass Enhanced Equity Fund began issuing Class I Shares on March 3,
      2010.

(7) Lake Partners LASSO Alternatives Fund began issuing class N Shares on March 3, 2010.

Aston Funds

                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) -- CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                     NUMBER OF         OTHER TRUSTEESHIPS/           EXPERIENCE,
                          TERM OF                                  PORTFOLIOS IN          DIRECTORSHIPS             QUALIFICATIONS,
                       OFFICE(1) AND                              FUND(2) COMPLEX       HELD BY TRUSTEE           ATTRIBUTES, SKILLS
NAME, ADDRESS, AGE AND   LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY           DURING PAST                 FOR BOARD
POSITION(S) WITH TRUST  TIME SERVED     DURING PAST FIVE YEARS        TRUSTEE             FIVE YEARS                  MEMBERSHIP
---------------------- ------------ ----------------------------- -------------- ------------------------------- -------------------
INDEPENDENT TRUSTEES
Jack W. Aber           Since 2010   Professor of Finance, Boston       23        Trustee of Appleton Growth      Significant board
c/o Aston Funds                     University School of                         Fund (1 portfolio); Trustee of  experience; cur-
120 N. LaSalle Street               Management (1972-present)                    Third Avenue Variable Trust     rently professor of
Chicago, IL 60602                                                                (1 portfolio); Trustee of Third finance.
Age: 73                                                                          Avenue Trust (5 portfolios);
Trustee                                                                          Trustee of The Managers
                                                                                 Funds, Managers AMG Funds,
                                                                                 Managers Trust I and Managers
                                                                                 Trust II (33 portfolios)

William E. Chapman, II Since 2010   President and Owner,               23        Director of Harding,            Significant board
c/o Aston Funds                     Longboat Retirement Planning                 Loevner Funds, Inc. (6          experience; signifi
120 N. LaSalle Street               Solutions (1998-present);                    portfolios); Trustee of Third   -cant executive
Chicago, IL 60602                   Trustee of Bowdoin College                   Avenue Trust (5 portfolios);    experience with
Age: 69                             (2002-present); Hewitt                       Trustee of Third Avenue         several financial
Trustee; Independent                Associates, LLC (part time)                  Variable Trust (1 portfolio);   services firms; ser
Chairman                            (provider of Retirement and                  Trustee of The Managers         -vice as
                                    Investment Education                         Funds, Managers AMG             Independent
                                    Seminars) (resigned Nov.                     Funds, Managers Trust I         Chairman of the
                                    2009)                                        and Managers Trust II           Board.
                                                                                 (33 portfolios)

Edward J. Kaier        Since 2010   Attorney at Law and Partner,       23        Trustee of Third Avenue         Significant board
c/o Aston Funds                     Teeters Harvey Gilboy & Kaier                Trust (5 portfolios); Trustee   experience; practic
120 N. LaSalle Street               LLP (2007-present); Attorney                 of Third Avenue Variable        -ing attorney.
Chicago, IL 60602                   at Law and Partner, Hepburn                  Trust (1 portfolio); Trustee
Age: 65                             Willcox Hamilton & Putnam,                   of The Managers Funds,
Trustee                             LLP (1977-2007)                              Managers AMG Funds,
                                                                                 Managers AMG Funds,
                                                                                 Managers Trust I and
                                                                                 Managers Trust II
                                                                                 (33 portfolios)

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                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) -- CONTINUED

                                                                    Number of        Other Trusteeships/             Experience,
                          Term of                                 Portfolios in         Directorships              Qualifications,
                       Office(1) and                              Fund(2) Complex      Held by Trustee            Attributes, Skills
Name, Address, Age and   Length of     Principal Occupation(s)     Overseen by           During Past                 for Board
Position(s) with Trust  Time Served    During Past Five Years       Trustee              Five Years                  Membership
---------------------- ------------ ----------------------------- -------------- ------------------------------- -------------------
INDEPENDENT TRUSTEES
(Continued)
Gregory T. Mutz        Since 1993   Chairman and CEO of AMLI           23        Member of Board of              Significant board
c/o Aston Funds                     Residential Properties Trust                 Genesis Financial Solutions     experience; previ-
120 N. LaSalle Street               (a Multifamily REIT), a                      (a privately-held company       ous service as lead
Chicago, IL 60602                   successor company to AMLI                    based in Portland, Oregon       independent
Age: 64                             Realty Co. (2004-present);                   providing debt recovery,        trustee;
Trustee                             Vice Chairman of UICI (NYSE:                 consumer lending and            significant
                                    UCI) (an insurance holding                   credit card services)           executive experien-
                                    company) (2003-2004);                        (2005-present); a member        ce with  several
                                    President and CEO of UICI                    of the Board of WAN S.A.,       financial services
                                    (1999-2003); Chairman of                     a residential real estate       firms.
                                    Academic Management                          company headquartered in
                                    Service Corp. (a student                     Warsaw, Poland (2008-pre-
                                    loans and finance company)                   sent); a member of the
                                    (2000-2003)                                  Board of Suknip
                                                                                 International Limited, a
                                                                                 residential real estate com-
                                                                                 pany headquartered in St.
                                                                                 Petersburg, Russia (2008-
                                                                                 present); Formerly, Director
                                                                                 of Alico, Inc. (NASDAQ:
                                                                                 ALCO) (agribusiness)
                                                                                 (2005-2009)

Steven J. Paggioli     Since 2010   Independent Consultant             23        Trustee, Professionally         Significant board
c/o Aston Funds                     (2002-present); formerly                     Managed Portfolios (40          experience; signifi
120 N. LaSalle Street               Executive Vice President and                 portfolios); Advisory Board     -cant executive
Chicago, IL 60602                   Director, The Wadsworth                      Member, Sustainable             experience with
Age: 60                             Group (1986-2001);                           Growth Advisors, LP;            several financial
Trustee                             Executive Vice President,                    Independent Director,           services firms; for
                                    Secretary and Director,                      Chase Investment Counsel;       -mer service with
                                    Investment Company                           Trustee of The Managers         financial service
                                    Administration, LLC (1990-                   Funds, Managers AMG             regulator.
                                    2001); Vice President,                       Funds, Managers Trust I
                                    Secretary and Director, First                and Managers Trust II
                                    Fund Distributors, Inc.                     (33 portfolios)
                                    (1991-2001)

Eric Rakowski          Since 2010   Professor, University of           23        Director of Harding,            Significant board
c/o Aston Funds                     California at Berkeley School                Loevner Funds, Inc. (6          experience; former
120 N. LaSalle Street               of Law (1990-present)                        portfolios); Trustee of Third   practicing
Chicago, IL 60602                                                                Avenue Trust (5 portfolios);    attorney; currently
Age: 52                                                                          Trustee of Third Avenue         professor of law.
Trustee                                                                          Variable Trust (1 portfolio);
                                                                                 Trustee of The Managers
                                                                                 Funds, Managers AMG
                                                                                 Funds, Managers Trust I
                                                                                 and Managers Trust II
                                                                                 (33 portfolios)

Aston Funds

                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) -- CONTINUED

                                                                    Number of         Other Trusteeships/           Experience,
                           Term of                                  Portfolios in          Directorships            Qualifications,
                         Office(1) and                              Fund(2) Complex      Held by Trustee          Attributes, Skills
Name, Address, Age and    Length of     Principal Occupation(s)      Overseen by           During Past                for Board
Position(s) with Trust   Time Served    During Past Five Years         Trustee             Five Years                 Membership
------------------------ ------------ ----------------------------- -------------- ----------------------------- -------------------
INDEPENDENT TRUSTEES
(continued)
Robert B. Scherer        Since 1999   President of The Rockridge         23        Director, Title Reinsurance   Significant board
c/o Aston Funds                       Group, Ltd. (title insurance                 Company (insurance for        experience; contin-
120 N. LaSalle Street                 industry consulting services)                title agents)(1998-present)   uing service as
Chicago, IL 60602                     (1994-present)                                                             Chair of the Audit
Age:68                                                                                                           Committee; signifi-
Trustee                                                                                                          cant executive
                                                                                                                 experience as chief
                                                                                                                 financial officer
                                                                                                                 of insurance and
                                                                                                                 financial services
                                                                                                                 firm.

Thomas R. Schneeweis     Since 2010   Professor of Finance,              23        Trustee of The Managers       Significant board
c/o Aston Funds                       University of Massachusetts                  Funds, Managers AMG           experience; cur-
120 N. LaSalle Street                 (1977-present); Director,                    Funds, Managers Trust I       rently professor of
Chicago, IL 60602                     CISDM at the University of                   and Managers Trust II         finance;
Age: 63                               Massachusetts, (1996-pre-                    (33 portfolios)               significant
Trustee                               sent); President, TRS                                                      executive
                                      Associates (1982-present);                                                 experience with
                                      President, Alternative                                                     several investment
                                      Investment Analytics, LLC                                                  partnerships.
                                      (formerly Schneeweis
                                      Partners, LLC) (2001-pre-
                                      sent); Partner, White Bear
                                      Partners, LLC
                                      (2007-present); Partner, S
                                      Capital Management, LLC
                                      (2007-present); Partner,
                                      Northampton Capital
                                      Management, LLC (2004-
                                      present)

INTERESTED TRUSTEES
Stuart D. Bilton, CFA(3) Trustee      Chief Executive Officer,           23        Director, Baldwin & Lyons,    Significant board
c/o Aston Funds          since 1993;  Aston Asset Management, LP                   Inc. (property and casualty   experience; signifi
120 N. LaSalle Street    Chief        (2006-present); Chairman,                    insurance firm) (1987-pre-    -cant executive
Chicago, IL 60602        Executive    Aston Funds (1993-2010);                     sent); Director, Highbury     experience with
Age:63                   Officer      Vice Chairman of ABN AMRO                    Financial Inc. (2009-         several financial
Trustee; Chief           since 2010   Asset Management Holdings,                   2010)                         services firms; for
Executive Officer                     Inc. (2003-2006); President                                                -mer Chairman of
                                      and Chief Executive Officer                                                the Board.
                                      of ABN AMRO Asset
                                      Management Holdings, Inc.
                                      (2001-2003); President of
                                      Alleghany Asset Management,
                                      Inc. (1996-2001) (purchased
                                      by ABN AMRO in February
                                      2001)

Aston Funds

                                                                OCTOBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) -- CONTINUED

                                                                       Number of     Other Trusteeships/     Experience,
                           Term of                                   Portfolios in     Directorships       Qualifications,
                        Office(1) and                                Fund(2) Complex  Held by Trustee     Attributes, Skills
Name, Address, Age and   Length of       Principal Occupation(s)     Overseen by        During Past          for Board
Position(s) with Trust  Time Served      During Past Five Years        Trustee          Five Years           Membership
----------------------  ------------  -----------------------------  --------------  -------------------  ------------------
INTERESTED TRUSTEES
(continued)
Jeffrey S. Murphy(3)    Since 2010    Senior Vice President,               23                             Significant finan-
c/o Aston Funds                       Affiliated Managers Group,                                          cial industry experi-
120 N. LaSalle Street                 Inc. (2007-present); Vice                                           ence; significant
Chicago, IL    60602                  President, Affiliated                                               executive experi-
Age: 43                               Managers Group, Inc.                                                ence with several
Trustee                               (1995-2007)                                                         financial services
                                                                                                          firms.

OFFICER(S) WHO ARE NOT
TRUSTEES
Kenneth C. Anderson     Since 1993    President, Aston Asset               N/A              N/A                     N/A
c/o Aston Funds                       Management, LP (2006-pre-
120 N. LaSalle Street                 sent); Director, Highbury
Chicago, IL 60602                     Financial Inc. (2009-2010);
Age: 46                               President and Chief Executive
President                             Officer of ABN AMRO
                                      Investment Fund Services,
                                      Inc. (formerly known as
                                      Alleghany Investment
                                      Services, Inc.) (1995-2006);
                                      Executive Vice President of
                                      ABN AMRO Asset
                                      Management (USA) LLC
                                      (2001-2005); Director, ABN
                                      AMRO Trust Services
                                      Company (2001-2005);
                                      Director, TAMRO Capital
                                      Partners LLC and Veredus
                                      Asset Management LLC
                                      (2001-2006); CPA

Gerald F. Dillenburg    Since 1996    Chief Compliance Officer and         N/A              N/A                     N/A
c/o Aston Funds                       Chief Financial Officer,
120 N. LaSalle Street                 Aston Asset Management, LP
Chicago, IL 60602                     (2006-present); Senior
Age: 43                               Managing Director ("SMD") of
Senior Vice President,                ABN AMRO Investment Fund
Secretary and                         Services, Inc. (formerly
Treasurer (Chief                      known as Alleghany Investment
Financial Officer,                    Services, Inc.) (1996-2006);
Chief Operating                       SMD of ABN AMRO Asset
Officer and Chief                     Management Holdings, Inc.
Compliance Officer)                   and ABN AMRO Asset
                                      Management, Inc. (formerly
                                      known as Chicago Capital
                                      Management, Inc.) (2001-
                                      2006); CPA

Aston Funds

                                                                OCTOBER 31, 2010

Additional Information (unaudited) -- continued

                                                                        Number of    Other Trusteeships/      Experience,
                           Term of                                    Portfolios in     Directorships       Qualifications,
                        Office(1) and                                Fund(2) Complex   Held by Trustee    Attributes, Skills
Name, Address, Age and    Length of      Principal Occupation(s)       Overseen by       During Past           for Board
Position(s) with Trust   Time Served     During Past Five Years          Trustee         Five Years           Membership
----------------------  ------------  -----------------------------  --------------  -------------------  ------------------
OFFICER(S) WHO ARE NOT
TRUSTEES (continued)
Christine C. Carsman    Since 2010    Senior Vice President (2007-        N/A               N/A                  N/A
c/o Aston Funds                       present) and Chief Regulatory
120 N. LaSalle Street                 Counsel (2004-present), Vice
Chicago, IL 60602                     President (2004-2007),
Age: 58                               Affiliated Managers Group,
Chief Legal Officer                   Inc.; Secretary, Managers
                                      AMG Funds,  The Managers
                                      Funds, Managers  Trust
                                      I and  Managers Trust II
                                      (2005-present); Senior
                                      Counsel, Vice President
                                      and Director of Operational
                                      Risk Management and
                                      Compliance, Wellington
                                      Management Company, LLP
                                      (1995-2004).

-----------------
(1) A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 75 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2)   The term Fund Complex includes all series of the Aston Funds.

(3) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management, LP which acts as the Fund's investment adviser. Mr. Murphy is considered an "interested person" because of affiliations with Affiliated Managers Group, Inc., the ultimate parent of the investment adviser, and related entities.

Aston Funds

ADVISER

Aston Asset Management, LP
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602

SUBADVISERS

Fortis Investment Management USA, Inc.
75 State Street
Boston, MA 02109

Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY UK

Cardinal Capital Management, L.L.C.
One Greenwich Office Park
Greenwich, CT 06831

Fasciano Associates, LLC
737 N. Michigan Avenue, Suite 2210
Chicago, IL 60011

Herndon Capital Management, LLC
100 Auburn Avenue, Suite 300
Atlanta, GA 30303

Lake Partners, Inc.
24 Field Point Road
Greenwich, CT 06830

M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, NY 10036

MFS Institutional Advisors Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

Neptune  Investment  Management  Limited
3 Shortlands
London, W6 8DA

New Century Capital  Management,  LLC
36 South Washington Street
Hinsdale,  IL 60521

Optimum Investment  Advisors,  LLC
100 South Wacker Drive, Suite 2100
Chicago,  IL 60606

River Road Asset  Management,  LLC
Meidinger Tower,  Suite 1600
462 South Fourth Street
Louisville,  KY 40202

Smart  Portfolios,  LLC
17865  Ballinger  Way NE
Seattle,  WA  98155

TAMRO  Capital  Partners,  LLC
1701  Duke  St.,  Suite  250
Alexandria, VA 22314

Taplin, Canida & Habacht LLC
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

Todd-Veredus  Asset Management LLC
National City Tower
101 South 5th Street, Suite 3100
Louisville, KY 40205

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Stuart D. Bilton,
    Chief Executive Officer
Kenneth C. Anderson, President
Gerald F. Dillenburg, Senior Vice President,
    Secretary and Treasurer, Chief Operating
    Officer, Chief Financial Officer, and
    Chief Compliance Officer
Christine C. Carsman,
    Chief Legal Officer
Juli A. Braun, Assistant Treasurer
Laura M. Curylo, Assistant Treasurer
James A. Dimmick, Assistant Secretary
Marc J. Peirce, Assistant Secretary

CUSTODIAN

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL

Vedder Price P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
155 N. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.

                       This page intentionally left blank.

GUIDE TO SHAREHOLDER BENEFITS

We're delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. -- 7 p.m. ET.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can open a new account, access account balances, view statements, obtain fund information, and make transactions online 24 hours a day, 7 days a week.

www.astonfunds.com

Our Shareholder Services Line
Is at Your Service 24 Hours a Day

800 992-8151

Investor Services

Associates are available to assist you Monday -- Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

(LOGO) ASTON FUNDS

Aston Funds
P.O. Box 9765
Providence, RI 02940

ATAN 10

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $348,400 for 2010 and $364,700 for 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $25,000 for 2010 and $22,000 for 2009. Such fees were related to agreed upon procedures for the April 30, 2010 and April 30, 2009 unaudited semi-annual reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning $0 for 2010 and $0 for 2009.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $8,000 for 2010 and $0 for 2009. Fees for 2010 relate to audit merger related costs.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          In accordance with Audit Committee Charter, the Audit Committee shall:

          1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.(1)

               - The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          2. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(2) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Funds.(3)

               - The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

----------
(1) Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

     (a) the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

     (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

     (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

(3) Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

     (a) the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

     (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

     (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) 100%

                    (c) N/A

                    (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2009.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)              Aston Funds


By (Signature and Title)* /s/ Stuart D. Bilton
                          -----------------------------------------
                          Stuart D. Bilton, Chief Executive Officer
                          (principal executive officer)

Date January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Stuart D. Bilton
                          -----------------------------------------
                          Stuart D. Bilton, Chief Executive Officer
                          (principal executive officer)

Date January 5, 2011


By (Signature and Title)* /s/ Gerald F. Dillenburg
                          -----------------------------------------
                          Gerald F. Dillenburg, Senior Vice President,
                          Secretary & Treasurer
                          (principal financial officer)

Date January 5, 2011

* Print the name and title of each signing officer under his or her signature.